UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1.	Report to Stockholders.

Annual Report

FOR THE YEAR ENDED OCTOBER 31

2014

TCW Equity Funds

Concentrated Value Fund

Growth Equities Fund

Relative Value Dividend Appreciation Fund

Relative Value Large Cap Fund

Relative Value Mid Cap Fund

Select Equities Fund

Small Cap Growth Fund

SMID Cap Growth Fund

TCW Allocation Fund

Conservative Allocation Fund

TCW Funds, Inc.

Table of Contents	October 31, 2014

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

Letter to Shareholders

David S. DeVito
President, Chief Executive Officer & Director

Dear Valued Investors:

It is my pleasure to present the 2014 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2014. I would like to thank you for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2014, the TCW Funds held total net assets of approximately $19.5 billion.

This report contains information and portfolio management discussions of our TCW Equity Funds and the TCW Conservative Allocation Fund. The Annual Reports for the TCW Fixed Income Funds and the TCW International Funds are contained in separate reports. If you are interested in receiving a copy of these reports, please call our Shareholder Services team for further information.

About the TCW Funds

The TCW Funds offer shareholders a choice of 22 funds, each targeted to specific asset classes, market segments or multiple sectors of the global equity and fixed income markets. For U.S. equities, we offer funds across the market capitalization and growth/value spectrums. In fixed income, our funds provide investors opportunities across global fixed income markets including U.S. government, corporate and high yield bonds, mortgage-backed and asset-backed securities, as well as sovereign and corporate bonds denominated in U.S. dollars and foreign currencies. Each TCW Fund is managed by investment teams with experience through many market cycles. Rigorous fundamental research, disciplined risk analysis and deep market expertise are the foundation for each of our funds.

The U.S. Stock Market

U.S. stocks posted solid gains during the 12 months ended October 31, with the S&P 500 index advancing 14.9% to record high levels. The transition to Janet Yellen’s leadership of the Fed reassured equity market investors that the Fed’s monetary policy stance would remain highly accommodative, and a continued decline in the unemployment rate coupled with a 14-year low in jobless claims provided support to stocks. The market’s advance was interrupted by a late January / early February decline of nearly 6% that was spurred by Russia’s annexation of Crimea, as well as concerns about the potential impact on earnings from extremely cold weather in the U.S. High growth names, including many software, technology and biotech equities, suffered sharp share price reversals well into April given investors’ concerns about the strength of the U.S. economic recovery. Later, from mid-September to mid-October, stocks suffered through a roughly 7% sell-off due to worries about the emergence of ISIS, concerns surrounding the first confirmed Ebola virus death in the U.S., and fears that the U.S. economy might be too fragile to withstand a potential hike in interest rates by the Fed sometime in 2015. Ultimately, better than expected corporate earnings results assuaged growth concerns and provided support to stock prices. In addition, fears about weaker growth across the globe were addressed, in part, by central bank policy responses that included the announcement of additional asset purchases by the Bank of Japan, interest rate cuts by the People’s Bank of China, and the commencement of asset backed security purchases by the ECB.

An Update on the TCW Equity Fund Family

There were a few changes to our fund family over the last twelve months that we would like to share with our investors.

•

On March 1, 2014, we changed the name of the TCW Dividend Focused Fund to the TCW Relative Value Dividend Appreciation Fund (TGDFX/TGIGX) as we believe the new name better reflects the fund’s emphasis on companies exhibiting dividend growth. There were no changes to the fund’s investment objective.

•

Effective September 9, 2014, we changed the name of the TCW Value Opportunities Fund to the TCW Relative Value Mid Cap Fund as we believe the new name better reflects the Relative Value investment philosophy, the “search for value poised for growth,” as well as the fund’s focus on mid cap equities. The fund’s investment philosophy and process remain unchanged.

•	The TCW Growth Fund (TGGIX/TGGYX) was liquidated effective October 30, 2014.

•

On December 1, 2014, two new funds were added to the TCW Funds family, the TCW High Dividend Equities Fund (TGHDX/TGDEX) and the TCW Global Real Estate Fund (TGREX/TGRYX). The TCW High Dividend Equities Fund will invest in high-yielding, dividend-paying equity securities listed on U.S. and other exchanges. The TCW Global Real Estate Fund will invest in equity securities of real estate investment trusts (REITs) and real estate companies, as well as shares of companies that provide real estate-related services. Both funds seek to achieve high total return from current income and capital appreciation, and will be managed by Iman Brivanlou, PhD, Managing Director and Portfolio Manager.

1

Letter to Shareholders (Continued)

Looking Ahead

We believe that market fundamentals (e.g. generally deleveraged corporate balance sheets, high cash balances, record profit margins, valuation ratios consistent with long-term averages) remain solid. Also, the greater than 20% decline in gasoline prices since early June provides an effective “tax cut” to consumers and should lift discretionary consumer spending. Evidence of sustainable U.S. GDP growth in the 2-3% range would bode well for stocks to the extent it validates the consensus expectation of high single-digit earnings growth in the year to come. At the same time, we are mindful of risks to the outlook for U.S. equity prices, including the potentially negative impact of a premature interest rate hike by the Fed, as well as the possibility of a synchronized slowdown in global growth that a continued plunge in oil prices could portend.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2015.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

2

TCW Concentrated Value Fund

Management Discussions

For the year ended October 31, 2014, the TCW Concentrated Value Fund (‘the Fund”) rose 21.46% and 21.50% for its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the Russell 1000 Value Index rose 16.46% and the S&P 500 Index rose 17.26%.

The Fund generated all of its excess performance from stock selection and far more than offset the slightly negative contribution to sector allocation. The Fund has investments in 8 out of the 10 sectors with no holdings in either telecommunications or utilities. In 6 out of the 8 sectors that have representation, the Fund generated positive stock attribution. Stock selection in healthcare, industrials, energy, and consumer staples were particularly strong. The top overall contributor to performance during the year was Allergan as the stock was up 110%. Excellent fundamentals and earnings reports coupled with a takeover bid by Valeant Pharmaceuticals were the reasons for the strong returns. In addition to Allergan within the healthcare sector, Amgen, AbbVie, McKesson, and Thermo Fisher helped to make the healthcare sector our best performing sector. In the industrials sector and with the transports reaching new highs, our investments in American Airlines, Delta Airlines and Union Pacific were all excellent performers during the year. Each of those stocks was up greater than 50% and handily outperformed the market. Although the energy sector was an underperformer for the year within the index, our energy holdings taken together actually outperformed the market thanks in part to the strong 33% return from EQT Midstream Partners. The strong performance in the consumer staples sector came from our two largest holdings — CVS Health and Mead Johnson Nutritionals. Those two stocks for the year were up 40% and 18% respectively. The only two sectors to generate negative attribution were consumer discretion and materials. In the consumer discretion sector, our investments in both McDonalds and PVH Corp. were both underperformers with McDonalds generating a return of less than 1% and PVH returning a -8% year. In the materials sector our investments in Praxair and Ecolab contributed to the underperformance. Both generated good solid positive high single digit performance but they lagged the benchmark nonetheless.

On October 31st, the S&P 500 closed at the time at an all-time high of $2,018.05. The S&P 500 crossed the magical $2,000 barrier for the first time on August 27th and closed above that level 10 more times until October 31st. Since the end of October the market has continued to make new highs. The largest pullback of the year occurred from September 18th to October 15th as a swift pullback engulfed the market with geopolitical worries, worries of a global slowdown, concern over the quality of earnings for the 3rd quarter but the straw that broke the camel’s back during this time was the fear over the Ebola virus spreading. The pullback of 7.4% was swift and sharp and formed a V-Bottom. After the Ebola fear subsided somewhat and the earnings reports began to come in better than anticipated, the market began its run up once again and closed at a new all-time high on November 5th — up 8.6% from the trough. With S&P earnings expectations close to $128 for 2015, the market P/E multiple is a reasonable 15.8x 2015 earnings. It is important to note that most of the increase in the market from its trough in 2009 has come from earnings growth and not as much from multiple expansion.

Much like fiscal 2013, fiscal 2014 had its share of concerns from the fiscal policy stagnation to the global geopolitical worries to the Ebola virus reaching the United States but the market remained strong nonetheless. We have the Federal Reserve to thank for that once again with their easy money policy. Although the latest quantitative easing program ended in late October, their zero interest rate policy remained intact and the expectation is that it will remain in place for a good part of 2015 as well. Largely due to a very accommodative Federal Reserve and very strong earnings growth, we have not suffered a 10% pullback in the S&P 500 for more than 3 years.

3

TCW Concentrated Value Fund

Management Discussions (Continued)

The portfolio owns high quality stocks and we believe it is prudent to be patient. The objective is to create a portfolio that has a good risk/reward profile and to remain balanced that is poised to do well in both up markets as well as down markets. We remain confident that investing in attractively valued companies with strong management teams that are expected to increase their return on invested capital and free cash flow generation will yield favorable long term results.

TCW Concentrated Value Fund - I Class

TCW Concentrated Value Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2014, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 6.66% for the I Class and 6.07% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index returned 9.31% over the same period.

The Fund posted positive returns over the past year with a majority of the returns coming from U.S. equities. The strongest returns came from both the TCW Relative Value Large Cap Fund (Large Cap Value) and ProShares Ultra Short Euro ETF (levered ETF that is long U.S. Dollar and short Euro). Both investments were up over 14% over the past year. Additionally allocations to both TCW Total Return Bond Fund (Intermediate Mortgage Backed Securities Fund) and Metropolitan West Total Return Bond Fund, both up 4 % over the past year, also contributed to returns. At the asset allocation level, the decision to over overweight U.S. equities relative to the blended index was another key contributor to relative performance.

As of October, the allocation for the Fund was 51% in equities, 46% in fixed income and 4% in ETF’s, giving the Fund a 15% overweight in equities and 14% underweight in fixed income relative to its blended index. Over the past 12 months, the Fund has gradually increased the allocations to U.S. equities especially the allocations to large and mid-cap growth funds as we feel this area has the best opportunity for sustained earnings growth. The fixed income allocation over the past year has been reduced as we feel the asset class of equities remains more attractive than fixed income. Within fixed income, the Fund increased the duration of our fixed income holdings to better capture returns from lower interest rates. To achieve this, the allocation to Low Duration Bond Fund was eliminated with the majority of the assets being allocated to the Metropolitan West Total Return Bond Fund.

Over the past year, US equity markets continue to climb reaching all-time highs. The key drivers for these higher returns have been stronger than expected economic data along with strong corporate earnings growth. In additional central banks globally maintain an accommodative monetary policies which it keeping global interest rates low. With the employment landscape improving, the housing sector continuing to show strength, consumer confidence rebounding, low interest rates globally, and expanding GDP growth; we feel confident the recovery will continue to expand and lead to a favorable backdrop for the equity markets.

5

TCW Conservative Allocation Fund

Management Discussions (Continued)

TCW Conservative Allocation Fund - I Class

TCW Conservative Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

6

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2014, the TCW Growth Equities Fund (the “Fund”) yielded a positive return of 7.06% and 7.02% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Growth Index, returned 14.59% over the same period.

In mid-March, markets came under pressure following Janet Yellen’s first comments as Federal Reserve Chair, which suggested the Fed could start raising short-term interest rates by mid-2015. Subsequently, equity markets saw an abrupt rotation out of growth names as investors favored value/income stocks over growth stocks and large cap names over small cap names. This rotation out of growth stocks continued through the second and third quarters of 2014, which proved challenging for our strategies given our focus on small- and mid-sized high-growth names.

On an attribution basis, the Fund’s underperformance relative to its benchmark index during the period was primarily a result of negative stock selection; however the Fund experienced a positive stock selection effect in the consumer staples sector. At the end of the period, the Fund’s largest sector weighting was the information technology sector, followed by industrials. The Fund is overweight versus the Russell Midcap Growth Index in both sectors. Notable detractors included DSW, Arcos Dorados and Dick’s Sporting Goods in consumer discretionary, PriceSmart in consumer staples, Core Laboratories, Dril-Quip, Frank’s International and Oceaneering in energy, Intercept Pharmaceuticals and athenahealth in healthcare, Chart Industries and B/E Aerospace in industrials and Ansys and ViaSat in information technology. Conversely, contributors in consumer staples were Monster Beverage and Hain Celestial. Contributors of note in other sectors were Under Armour in consumer discretionary, Illumina and Intuitive Surgical in healthcare, Mobileye, ServiceNow, NVIDIA and Workday in information technology and Westinghouse Air Brake Technologies in industrials.

The Fund’s performance was negatively impacted by investors favoring large cap over small cap stocks and value/income over growth stocks. However, our view is that the current rotation is short term. More importantly, we remain confident in our process which focuses on long term sustainable growth. Since March, we have been consolidating our portfolios by buying more of our higher-conviction holdings with asymmetric risk/reward profiles. As a result, the portfolio now holds 52 names. As the valuation gap between value and growth names narrows, high quality growth stocks should outperform as the economic recovery continues.

7

TCW Growth Equities Fund

Management Discussions (Continued)

TCW Growth Equities Fund - I Class

TCW Growth Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

8

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2014, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a gain of 12.49% and 12.19% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 16.46% over the same period.

Market Outlook

The Fed governors believe the economy is healing and announced the end of the asset purchases plan at its most recent meeting in October. The Fed has not set a date for the first rise in rates and is maintaining its “considerable time” language. The consensus for the first rise is to be a mid-2015 event. U.S. large cap equities, as represented by the S&P 500, encountered their first substantial correction of the year (mid-September to mid-October) only to recoup the loss and then climb to a new record high. The U.S. economy appears to be on surer ground and is distancing itself from the rest of the globe. The U.S. economy has added, on average, 225,000+ jobs per month in 2014 through October and the unemployment rate dipped to 5.8% at the close of October, albeit at historically low participation rates (62.8%). Though declining in September, the October U.S. ISM PMI rose to 59.0, a level securely above the watermark 50, and consumer confidence, as represented by the Conference Board, is at its highest level since October 2007, just prior to the Great Financial Crisis of 2008. After posting a solid reading for 2Q 2014 U.S. GDP of 4.6%, the first reading of 3Q GDP came in at a respectable 3.5% growth rate resulting in a preliminary three-quarter average rate of 2%. The strength of 2Q and 3Q GDP may be indicative of more than a recoup of lost ground in 1Q. Declining oil prices have led to lower gas prices and should be a tailwind for the U.S. consumer. The national average for regular gas has dropped over 70 cents (to less than $3/gallon) from its recent April high and is at its lowest price in nearly four years. With the December holidays approaching, money left over from the gas pump could portend more robust consumer spending. Forecasts call for 2-4% growth in holiday spending versus last year’s 2.8% gain. With another sequential solid earnings season, lower energy costs/gas prices, and higher consumer confidence, the U.S. equity markets are poised to finish 2014 on a positive note. To be sure, risks abound with the situations in Russia/Ukraine and Middle East as well as the economic slowdown in the Eurozone and China. We expect to use any potential volatility in an opportunistic manner by taking profits and incrementally adding to positions.

Fund Review

The Fund benefited from the underweights relative to its benchmark index in Energy, Consumer Discretionary, and Consumer Staples as well as the overweight in Financials while the underweights in Health Care and Information Technology and overweight in Telecommunication Services detracted from performance. The Fund’s top ten conviction-weighted holdings outperformed the portfolio though lagged both benchmarks over the one-year period returning +14.5%, on average, led by Seagate Technology (+33.5%), Ameriprise (+28.0%), and JP Morgan Chase (+20.5%). The Fund’s Consumer Discretionary stocks were the best relative performers returning +18.8% versus the group move of +9.2% led by Home Depot (+27.9%), Time Warner (+22.7%), Regal Entertainment (+21.8%), and Lennar (+21.7%). The Fund’s Utilities stocks also performed admirably rising +29.7% outpacing their peers’ rise of +21.9% led by American Electric Power (+29.7%). Packaging Corporation of America (+18.5%) in Materials and Windstream (+36.7%) in Telecommunication Services were the leaders in their respective sectors leading to positive attribution. Other notable performers include Valero (+24.1%) in Energy, Textron (+44.6%) and FedEx (+28.4%) in Industrials, and Intel (+43.8%) in Information Technology. The worst absolute performers during the fiscal year were Royal Philips (-18.8%), Avon (-39.6%), and ENSCO (-25.5%). The

9

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

biggest detraction occurred in Health Care where the Fund’s names underperformed the group rising +14.5% versus +29.7% due to the Pfizer’s (+1.0%) lagging return and the portfolio’s lack of direct exposure to biotechs; the NYSE biotechnology industry group rose +55.3% in the one-year period. The portfolio also lost value in Industrials and Consumer Staples due to the aforementioned Royal Philips and Avon. ENSCO, Transocean (-26.7%), and Baker Hughes (-7.9%) were mostly responsible for the decline in value in Energy where the Fund’s names declined -4.6% versus the benchmark’s components’ rise of +4.3%. Baker was added to, and after a fundamental review, Transocean was completely sold in advance of the broad decline in commodity prices preventing significant further deterioration.

TCW Relative Value Dividend Appreciation Fund - I Class

TCW Relative Value Dividend Appreciation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

10

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2014, the TCW Relative Value Large Cap Fund (the “Fund”) posted a gain of 14.79% and 14.52% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 16.46% over the same period.

Market Outlook

The Fed governors believe the economy is healing and announced the end of the asset purchases plan at its most recent meeting in October. The Fed has not set a date for the first rise in rates and is maintaining its “considerable time” language. The consensus for the first rise is to be a mid-2015 event. U.S. large cap equities, as represented by the S&P 500, encountered their first substantial correction of the year (mid-September to mid-October) only to recoup the loss and then climb to a new record high. The U.S. economy appears to be on surer ground and is distancing itself from the rest of the globe. The U.S. economy has added, on average, 225,000+ jobs per month in 2014 through October and the unemployment rate dipped to 5.8% at the close of October, albeit at historically low participation rates (62.8%). Though declining in September, the October U.S. ISM PMI rose to 59.0, a level securely above the watermark 50, and consumer confidence, as represented by the Conference Board, is at its highest level since October 2007, just prior to the Great Financial Crisis of 2008. After posting a solid reading for 2Q 2014 U.S. GDP of 4.6%, the first reading of 3Q GDP came in at a respectable 3.5% growth rate resulting in a preliminary three-quarter average rate of 2%. The strength of 2Q and 3Q GDP may be indicative of more than a recoup of lost ground in 1Q. Declining oil prices have led to lower gas prices and should be a tailwind for the U.S. consumer. The national average for regular gas has dropped over 70 cents (to less than $3/gallon) from its recent April high and is at its lowest price in nearly four years. With the December holidays approaching, money left over from the gas pump could portend more robust consumer spending. Forecasts call for 2-4% growth in holiday spending versus last year’s 2.8% gain. With another sequential solid earnings season, lower energy costs/gas prices, and higher consumer confidence, the U.S. equity markets are poised to finish 2014 on a positive note. To be sure, risks abound with the situations in Russia/Ukraine and Middle East as well as the economic slowdown in the Eurozone and China. We expect to use any potential volatility in an opportunistic manner by taking profits and incrementally adding to positions.

Fund Review

The Fund benefited from the underweights relative to its benchmark index in Consumer Staples, Energy, and Telecommunication Services as well as the overweight in Financials while the underweight in Information Technology and overweight in Consumer Discretionary detracted from performance. The Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks over the one-year period returning +19.8%, on average, led by Textron (+44.6%), Ameriprise (+28.0%), and Home Depot (+27.9%). The Fund’s Consumer Discretionary stocks were the best relative performers returning +14.8% versus the group move of +9.2% led by Home Depot, Time Warner (+22.7%), and Lennar (+21.7%). The Fund’s Information Technology stocks also performed admirably rising +31.6% outpacing their peers’ rise of +26.4% led by Lam Research (+44.2%), Intel (+43.8%), and Western Digital (+43.5%). Other notable performers include WellPoint (+51.9%) and Mylan (+41.4%) in Health Care, Sealed Air (+22.0%) in Materials, and Valero (+24.1%) in Energy. The worst absolute performers during the fiscal year were ENSCO (-25.5%), Terex (-17.3%), and the recently initiated J.C. Penney (-31.9%). The biggest detraction occurred in Health Care where the Fund’s names did not keep pace with the group rising +24.7% versus +29.7% due to the Pfizer’s (+1.0%) lagging return and the portfolio’s lack of direct exposure to biotechs;

11

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

the NYSE biotechnology industry group rose +55.3% in the one-year period. ENSCO and Baker Hughes (-7.9%) were mostly responsible for the decline in value in Energy where the Fund’s names declined -2.2% versus the benchmark’s components’ rise of +4.3%. The Fund’s Industrials names also lost value due to Terex, ADT (-15.4%), and GE (+2.1%). Baker Hughes was added to and after a fundamental review. Terex was reduced.

TCW Relative Value Large Cap Fund - I Class

TCW Relative Value Large Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

12

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2014, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a gain of 11.09% and 10.80% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 16.18% over the same period.

Market Outlook

The Fed governors believe the economy is healing and announced the end of the asset purchases plan at its most recent meeting in October. The Fed has not set a date for the first rise in rates and is maintaining its “considerable time” language. The consensus for the first rise is to be a mid-2015 event. U.S. large cap equities, as represented by the S&P 500, encountered their first substantial correction of the year (mid-September to mid-October) only to recoup the loss and then climb to a new record high. The U.S. economy appears to be on surer ground and is distancing itself from the rest of the globe. The U.S. economy has added, on average, 225,000+ jobs per month in 2014 through October and the unemployment rate dipped to 5.8% at the close of October, albeit at historically low participation rates (62.8%). Though declining in September, the October U.S. ISM PMI rose to 59.0, a level securely above the watermark 50, and consumer confidence, as represented by the Conference Board, is at its highest level since October 2007, just prior to the Great Financial Crisis of 2008. After posting a solid reading for 2Q 2014 U.S. GDP of 4.6%, the first reading of 3Q GDP came in at a respectable 3.5% growth rate resulting in a preliminary three-quarter average rate of 2%. The strength of 2Q and 3Q GDP may be indicative of more than a recoup of lost ground in 1Q. Declining oil prices have led to lower gas prices and should be a tailwind for the U.S. consumer. The national average for regular gas has dropped over 70 cents (to less than $3/gallon) from its recent April high and is at its lowest price in nearly four years. With the December holidays approaching, money left over from the gas pump could portend more robust consumer spending. Forecasts call for 2-4% growth in holiday spending versus last year’s 2.8% gain. With another sequential solid earnings season, lower energy costs/gas prices, and higher consumer confidence, the U.S. equity markets are poised to finish 2014 on a positive note. To be sure, risks abound with the situations in Russia/Ukraine and Middle East as well as the economic slowdown in the Eurozone and China. We expect to use any potential volatility in an opportunistic manner by taking profits and incrementally adding to positions.

Fund Review

The Fund benefited from the overweight relative to its benchmark in Information Technology and underweight in Telecommunication Services while the underweights in Health Care and Utilities and overweight in Materials detracted from performance. The Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks over the one-year period returning +21.2%, on average, led by Textron (+44.6%), Western Digital (+43.5%), and Seagate Technology (+33.5%). The Fund’s Information Technology stocks were the best relative performers returning +33.5% versus the group move of +19.1% led by the aforementioned Western Digital and Seagate Technology along with added support from Broadcom (+59.1%) and Lam Research (+44.2%). The Fund’s Telecommunication Services stocks also performed admirably rising +36.7% outpacing their peers’ rise of +30.1% led by Windstream (+36.7%). Other notable performers include Marriott (+70.3%), American Airlines (+44.0%), and Mylan (+41.4%). The worst absolute performers during the fiscal year were First Niagara (-29.7%), Jacobs Engineering (-22.0%), and Denbury Resources (-34.0%). The biggest detraction occurred in Industrials where the Fund’s names underperformed +2.8% versus +13.3% due to Jacobs Engineering, Terex (-17.3%), and Kennametal (-14.7%). Aeropostale (-33.7%), International Speedway (-3.5%), and Toll Brothers (-2.8%) were the biggest laggards

13

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

in Consumer Discretionary where the Fund’s names retuned +6.1% versus the group move of +11.4%. The Fund also lost value from stock selection in Materials and Health Care. During the period American Airlines was completely sold preserving gains. After fundamental reviews, Aeropostale was also sold, Terex was reduced, and Denbury Resources was eliminated post the period end.

TCW Relative Value Mid Cap Fund - I Class

TCW Relative Value Mid Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

14

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2014, the TCW Select Equities Fund (the “Fund”) posted a net gain of 11.01% and 10.73% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 17.11% over the same period.

Five years into arguably the greatest monetary experiment of our lifetime, Fiscal 2014 began with the question of how long the Fed would remain accommodative in a world of zero-bound rates. In December 2013 the Fed announced that it would begin tapering its monthly asset purchase program (QE) from $85 billion per month to $75 billion per month, with the goal of concluding the program by October 2014. Improving economic data provided cover for the Fed to begin the tapering process as the ISM index rose to 57.3 in November, its highest level since April 2011, with measures of orders, production and employment all strengthened and auto sales remained relatively strong during the period. Increasing corporate M&A also provided positive sentiment given the positive price action of the various acquiring companies but also reflected a market becoming increasingly frustrated with the dearth of corporate investment and capex to fuel real economic growth. Encouragingly, the Fed’s Senior Loan Officer Survey showed that banks have gradually begun to ease lending standards for commercial and industrial as well as commercial real estate loans. Consumer confidence remained upbeat and household net worth surpassed 2007 prior peak levels. The U.S. dollar index reached a 4-year high and weakening commodity prices provided further relief for the U.S. consumer. The Fed continued the tapering of its bond purchase program throughout the fiscal year, ultimately concluding it in October; however, the Fed did leave the door open for further accommodation by pledging to keep interest rates near zero for a “considerable time” after it stops buying assets.

Net of expenses, the Fund underperformed for the year primarily as a result of negative security selection results, particularly in the in the information technology and industrials sectors. The Fund’s biggest stock detractor during the year came from the consumer discretionary sector: Amazon.com underperformed as the company continues to invest aggressively on many fronts (streaming, content, fulfillment centers, international operations, data centers) and appears to be willing to do so for the foreseeable future. We have placed shares of AMZN under review. Shares of Precision Castparts Corp. underperformed as the market questioned the health and remaining duration of the aerospace cycle. Shares of Whole Foods Market, which we exited during the year, underperformed as traffic declined for three consecutive quarters. In the energy sector, shares of Oceaneering International and Dril-Quip, Inc. retreated due to offshore deep water contracting concerns.

The Fund’s overweight in healthcare and our underweight in consumer staples, relative to its benchmark index, drove most of the positive sector allocation effect. Our most positive stock contributors for the fiscal year were in the healthcare, financials, and information technology sectors. Allergan was the single biggest contributor to relative performance as a competitor made an unsolicited takeover offer for the company. Celgene Corporation moved higher as sales for key products Revlimid, Abraxane and Pomalyst beat sales expectations during the year. American Tower Corporation, the largest independent operator of wireless and broadcast communication sites, rallied due to strong organic growth. In the information technology sector, shares of salesforce.com and Equinix were also positive contributors during the fiscal year.

15

TCW Select Equities Fund

Management Discussions (Continued)

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

16

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2014, the TCW Small Cap Growth Fund (the “Fund”) yielded a positive return of 7.22% and 6.98% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2000 Growth Index, returned 8.26% over the same period.

In mid-March, markets came under pressure following Janet Yellen’s first comments as Federal Reserve Chair, which suggested the Fed could start raising short-term interest rates by mid-2015. Subsequently, equity markets saw an abrupt rotation out of growth names as investors favored value/income stocks over growth stocks and large cap names over small cap names. This rotation out of growth stocks continued through the second and third quarters of 2014, which proved challenging for our strategies given our focus on small- and mid-sized high-growth names.

At the end of the period, the Fund’s largest sector weighting was the information technology sector, followed by industrials. The Fund is overweight versus the Russell 2000 Growth Index in both sectors. In information technology, contributors of note were Qualys, Imperva and EPAM Systems while Rocket Fuel, Cornerstone OnDemand and MicroStategy notably detracted. In industrials, TriNet Group and H&E Equipment Services helped performance while Chart Industries and DXP Enterprises hurt. Healthcare is the Fund’s third-largest weighting however the Fund is underweight versus the benchmark in the sector. Karyopharm Therapeutics, Health Net and Agios Pharmaceuticals were notable contributors in healthcare as names such as Endologix, Castlight Health and Novadaq Technologies detracted in the sector. Vince Holdings and Harman International helped performance in our consumer discretionary holdings while Potbelly and Arcos Dorados hurt. Organic and natural foods company Annie’s was a contributor in consumer staples as the company agreed to be acquired by General Mills in September. PriceSmart was a detractor of note in our consumer staples holdings. Athlon Energy helped in energy while Geospace Technologies hurt. Likewise, Heritage Insurance Holdings and Independent Bank Group contributed in financials whereas eHealth detracted.

The Fund’s performance was negatively impacted by investors favoring large cap over small cap stocks and value/income over growth stocks. However, our view is that the current rotation is short term. More importantly, we remain confident in our process which focuses on long term sustainable growth. Since March, we have been consolidating our portfolios by buying more of our higher-conviction holdings with asymmetric risk/reward profiles. As a result, the portfolio now holds 61 names. As the valuation gap between value and growth names narrows, high quality growth stocks should outperform as the economic recovery continues.

17

TCW Small Cap Growth Fund

Management Discussions (Continued)

TCW Small Cap Growth Fund - I Class

TCW Small Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

18

TCW SMID Cap Growth Fund

Management Discussions

For the year ended October 31, 2014, the TCW SMID Cap Growth Fund (the “Fund”) yielded a positive return of 4.67% on both I Class and N Class shares. The Fund’s benchmark, the Russell 2500 Growth Index, returned 10.24% over the same period.

In mid-March, markets came under pressure following Janet Yellen’s first comments as Federal Reserve Chair, which suggested the Fed could start raising short-term interest rates by mid-2015. Subsequently, equity markets saw an abrupt rotation out of growth names as investors favored value/income stocks over growth stocks and large cap names over small cap names. This rotation out of growth stocks continued through the second and third quarters of 2014, which proved challenging for our strategies given our focus on small- and mid-sized high-growth names.

On an attribution basis, the Fund’s underperformance was primarily a result of negative stock selection in the industrials, healthcare and energy sectors. Partially offsetting this was positive stock selection in consumer discretionary and financials. At the end of the period, the Fund’s largest sector weighting was the information technology sector, followed by industrials. The Fund is overweight versus the Russell 2500 Growth Index in both sectors. Notable detractors in industrials were Chart Industries and B/E Aerospace while Endologix, Intercept Pharmaceuticals, Salix Pharmaceuticals and Novadaq Technologies notably hurt performance in healthcare. Core Laboratories, Dril-Quip and Frank’s International were among the detractors in our energy holdings. Detractors in other sectors included Rocket Fuel in information technology, PriceSmart in consumer staples and DSW and Arcos Dorados in consumer discretionary. Conversely, notable contributors during the period were Under Armour and Vince Holding in consumer discretionary, Illunima, Health Net, Karyopharm Therapeutics and Intuitive Surgical in health care, Mobileye, Workday, NVIDIA, ServiceNow and Cognex in information technology and Westinghouse Air Brake Technologies in industrials. In consumer staples, organic and natural foods company Annie’s was a top contributor as the company agreed to be acquired by General Mills in September.

The Fund’s performance was negatively impacted by investors favoring large cap over small cap stocks and value/income over growth stocks. However, our view is that the current rotation is short term. More importantly, we remain confident in our process which focuses on long term sustainable growth. Since March, we have been consolidating our portfolios by buying more of our higher-conviction holdings with asymmetric risk/reward profiles. As a result, the portfolio now holds 61 names. As the valuation gap between value and growth names narrows, high quality growth stocks should outperform as the economic recovery continues.

19

TCW SMID Cap Growth Fund

Management Discussions (Continued)

TCW SMID Cap Growth Fund - I Class

TCW SMID Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

20

TCW Concentrated Value Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value

	Aerospace & Defense (7.6% of Net Assets)
2,850	Honeywell International, Inc.	$273,942
1,256	Precision Castparts Corp.	277,199
1,865	TransDigm Group, Inc.	348,811

	Total Aerospace & Defense	899,952

	Airlines (5.5%)
12,299	American Airlines Group, Inc.	508,564
3,588	Delta Air Lines, Inc.	144,345

	Total Airlines	652,909

	Banks (11.5%)
8,248	JPMorgan Chase & Co.	498,839
2,867	M&T Bank Corp.	350,290
9,426	Wells Fargo & Co.	500,426

	Total Banks	1,349,555

	Beverages (3.3%)
3,550	Anheuser-Busch InBev N.V. (Belgium) (SP ADR)	393,979

	Biotechnology (3.2%)
2,362	Amgen, Inc.	383,069

	Capital Markets (3.3%)
2,018	Goldman Sachs Group, Inc. (The)	383,400

	Chemicals (5.1%)
1,924	Air Products & Chemicals, Inc.	259,086
3,091	Ecolab, Inc.	343,812

	Total Chemicals	602,898

	Containers & Packaging (2.8%)
9,164	Sealed Air Corp.	332,195

	Energy Equipment & Services (5.5%)
5,258	Halliburton Co.	289,926
3,690	Schlumberger, Ltd.	364,055

	Total Energy Equipment & Services	653,981

	Food & Staples Retailing (3.6%)
4,959	CVS Health Corp.	425,532

	Food Products (3.9%)
4,594	Mead Johnson Nutrition Co.	456,230

	Health Care Providers & Services (2.0%)
1,147	McKesson Corp.	233,311

See accompanying notes to financial statements.

21

TCW Concentrated Value Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Hotels, Restaurants & Leisure (1.4%)
1,720	McDonald’s Corp.	$161,216

	Household Products (3.0%)
4,026	Procter & Gamble Co. (The)	351,349

	Industrial Conglomerates (2.3%)
1,741	Roper Industries, Inc.	275,600

	Insurance (3.8%)
2,129	ACE, Ltd.	232,700
1	Berkshire Hathaway, Inc. (1)	210,000

	Total Insurance	442,700

	Life Sciences Tools & Services (2.8%)
2,773	Thermo Fisher Scientific, Inc.	326,022

	Machinery (2.6%)
4,026	IDEX Corp.	301,588

	Oil, Gas & Consumable Fuels (8.1%)
4,617	EQT Midstream Partners LP	408,974
2,088	Exxon Mobil Corp.	201,930
4,141	Magellan Midstream Partners LP	339,024

	Total Oil, Gas & Consumable Fuels	949,928

	Pharmaceuticals (9.1%)
5,617	AbbVie, Inc.	356,455
1,256	Allergan, Inc.	238,715
4,393	Johnson & Johnson	473,478

	Total Pharmaceuticals	1,068,648

	Road & Rail (2.3%)
2,323	Union Pacific Corp.	270,513

	Technology Hardware, Storage & Peripherals (3.8%)
1,455	Apple, Inc.	157,140
2,915	Western Digital Corp.	286,748

	Total Technology Hardware, Storage & Peripherals	443,888

	Textiles, Apparel & Luxury Goods (2.3%)
2,397	PVH Corp.	274,097

	Total Common Stock (Cost: $9,143,465) (98.8%)	11,632,560

See accompanying notes to financial statements.

22

TCW Concentrated Value Fund

October 31, 2014

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $90,682) (0.8%)
$90,682	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $100,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22 valued at $94,507) (Total Amount to be Received Upon Repurchase $90,682)	$90,682

	Total Investments (Cost: $9,234,147) (99.6%)	11,723,242
	Excess of Other Assets over Liabilities (0.4%)	50,839

	Net Assets (100.0%)	$11,774,081

Notes to the Schedule of Investments:

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.

See accompanying notes to financial statements.

23

TCW Concentrated Value Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	7.6%
Airlines	5.5
Banks	11.5
Beverages	3.3
Biotechnology	3.2
Capital Markets	3.3
Chemicals	5.1
Containers & Packaging	2.8
Energy Equipment & Services	5.5
Food & Staples Retailing	3.6
Food Products	3.9
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	1.4
Household Products	3.0
Industrial Conglomerates	2.3
Insurance	3.8
Life Sciences Tools & Services	2.8
Machinery	2.6
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	9.1
Road & Rail	2.3
Technology Hardware, Storage & Peripherals	3.8
Textiles, Apparel & Luxury Goods	2.3
Short-Term Investments	0.8

Total	99.6%

See accompanying notes to financial statements.

24

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2014

Number of Shares	Investment Companies	Value

	Diversified U.S. Equity Funds (48.3% of Net Assets)
115,248	TCW Growth Equities Fund — I Class (1)(2)	$1,509,754
223,994	TCW Relative Value Large Cap Fund — I Class (1)	4,948,032
60,457	TCW Relative Value Mid Cap Fund — I Class (1)	1,609,365
268,965	TCW Select Equities Fund — I Class (1)	7,184,068

	Total Diversified U.S. Equity Funds	15,251,219

	Diversified U.S. Fixed Income Funds (45.8%)
554,686	Metropolitan West Total Return Bond Fund — I Class (1)	6,034,983
814,503	TCW Total Return Bond Fund — I Class (1)	8,397,531

	Total Diversified U.S. Fixed Income Funds	14,432,514

	Exchange-Traded Funds (4.1%)
46,600	ProShares UltraShort Euro (2)	943,650
19,030	ProShares UltraShort MSCI Emerging Markets (2)	341,969

	Total Exchange-Traded Funds	1,285,619

	Money Market Investments (0.2%)
67,032	Fidelity Institutional Prime Money Market Portfolio — Institutional Class, 0.01% (3)	67,032

	Total Investment Companies (Cost: $27,165,226) (98.4%)	31,036,384

	Total Investments (Cost: $27,165,226) (98.4%)	31,036,384
	Excess of Other Assets over Liabilities (1.6%)	516,219

	Net Assets (100.0%)	$31,552,603

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2014.

See accompanying notes to financial statements.

25

TCW Conservative Allocation Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Diversified U.S. Equity Funds	48.3%
Diversified U.S. Fixed Income Funds	45.8
Exchange-Traded Funds	4.1
Money Market Investments	0.2

Total	98.4%

See accompanying notes to financial statements.

26

TCW Growth Equities Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.9% of Net Assets)
8,200	BE Aerospace, Inc. (1)	$610,490
8,082	HEICO Corp.	438,368

	Total Aerospace & Defense	1,048,858

	Auto Components (1.8%)
8,486	BorgWarner, Inc.	483,872

	Beverages (7.2%)
2,549	Boston Beer Co., Inc. (1)	634,701
6,403	Constellation Brands, Inc. (1)	586,131
7,200	Monster Beverage Corp. (1)	726,336

	Total Beverages	1,947,168

	Biotechnology (1.6%)
5,200	BioMarin Pharmaceutical, Inc. (1)	429,000

	Capital Markets (2.6%)
8,600	T. Rowe Price Group, Inc.	705,974

	Diversified Consumer Services (1.7%)
7,100	MarketAxess Holdings, Inc.	459,015

	Electrical Equipment (1.9%)
4,631	Rockwell Automation, Inc.	520,293

	Electronic Equipment, Instruments & Components (1.5%)
4,810	FEI Co.	405,387

	Energy Equipment & Services (3.6%)
4,569	Core Laboratories N.V. (Netherlands)	637,513
3,838	Dril-Quip, Inc. (1)	345,228

	Total Energy Equipment & Services	982,741

	Food & Staples Retailing (1.4%)
4,366	Pricesmart, Inc.	388,705

	Food Products (3.3%)
8,300	Hain Celestial Group, Inc. (The) (1)	898,475

	Health Care Equipment & Supplies (3.6%)
2,000	Intuitive Surgical, Inc. (1)	991,600

	Health Care Providers & Services (2.6%)
2,636	MWI Veterinary Supply, Inc. (1)	447,211
7,809	Premier, Inc. (1)	260,664

	Total Health Care Providers & Services	707,875

	Health Care Technology (4.5%)
3,875	athenahealth, Inc. (1)	474,687

See accompanying notes to financial statements.

27

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Technology (Continued)
11,900	Cerner Corp. (1)	$753,746

	Total Health Care Technology	1,228,433

	Hotels, Restaurants & Leisure (3.2%)
17,019	Hilton Worldwide Holdings, Inc. (1)	429,559
2,300	Wynn Resorts, Ltd.	437,023

	Total Hotels, Restaurants & Leisure	866,582

	Internet & Catalog Retail (1.4%)
4,200	TripAdvisor, Inc. (1)	372,372

	Internet Software & Services (3.7%)
2,425	LinkedIn Corp. (1)	555,228
11,190	Twitter, Inc. (1)	464,049

	Total Internet Software & Services	1,019,277

	Leisure Products (1.6%)
2,984	Polaris Industries, Inc.	450,166

	Life Sciences Tools & Services (1.6%)
2,238	Illumina, Inc. (1)	430,994

	Machinery (10.9%)
8,400	Chart Industries, Inc. (1)	391,020
3,917	Cummins, Inc.	572,587
7,554	Graco, Inc.	592,989
6,372	Middleby Corp. (The) (1)	563,922
2,922	WABCO Holdings, Inc. (1)	284,545
6,434	Wabtec Corp.	555,254

	Total Machinery	2,960,317

	Media (1.5%)
11,439	Discovery Communications, Inc. (1)	400,251

	Metals & Mining (1.6%)
12,993	Allegheny Technologies, Inc.	426,820

	Oil, Gas & Consumable Fuels (0.6%)
6,839	RSP Permian, Inc. (1)	167,350

	Pharmaceuticals (0.9%)
1,806	Salix Pharmaceuticals, Ltd. (1)	259,793

	Road & Rail (2.1%)
4,757	Kansas City Southern	584,112

	Semiconductors & Semiconductor Equipment (3.0%)
8,496	ARM Holdings PLC (United Kingdom) (SP ADR)	362,864

See accompanying notes to financial statements.

28

TCW Growth Equities Fund

October 31, 2014

Number of Shares	Common Stock	Value
	Semiconductors & Semiconductor Equipment (Continued)
22,800	NVIDIA Corp.	$445,512

	Total Semiconductors & Semiconductor Equipment	808,376

	Software (14.1%)
7,500	ANSYS, Inc. (1)	589,200
23,811	FireEye, Inc. (1)	809,336
4,884	Mobileye N.V. (Netherlands) (1)	254,017
11,501	ServiceNow, Inc. (1)	781,263
9,785	Splunk, Inc. (1)	646,592
7,802	Workday, Inc. (1)	744,935

	Total Software	3,825,343

	Specialty Retail (6.2%)
5,005	CarMax, Inc. (1)	279,829
18,308	Dick’s Sporting Goods, Inc.	830,634
19,055	DSW, Inc.	564,981

	Total Specialty Retail	1,675,444

	Textiles, Apparel & Luxury Goods (4.0%)
17,314	Kate Spade & Co. (1)	469,729
9,543	Under Armour, Inc. (1)	625,830

	Total Textiles, Apparel & Luxury Goods	1,095,559

	Trading Companies & Distributors (1.7%)
5,596	MSC Industrial Direct Co., Inc.	453,108

	Total Common Stock (Cost: $19,329,682) (99.3%)	26,993,260

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $256,005) (0.9%)
$256,005	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $280,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22 valued at $264,619) (Total Amount to be Received Upon Repurchase $256,005)	256,005

	Total Investments (Cost: $19,585,687) (100.2%)	27,249,265
	Liabilities in Excess of Other Assets (-0.2%)	(51,626)

	Net Assets (100.0%)	$27,197,639

Notes to the Schedule of Investments:

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.

See accompanying notes to financial statements.

29

TCW Growth Equities Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	3.9%
Auto Components	1.8
Beverages	7.2
Biotechnology	1.6
Capital Markets	2.6
Diversified Consumer Services	1.7
Electrical Equipment	1.9
Electronic Equipment, Instruments & Components	1.5
Energy Equipment & Services	3.6
Food & Staples Retailing	1.4
Food Products	3.3
Health Care Equipment & Supplies	3.6
Health Care Providers & Services	2.6
Health Care Technology	4.5
Hotels, Restaurants & Leisure	3.2
Internet & Catalog Retail	1.4
Internet Software & Services	3.7
Leisure Products	1.6
Life Sciences Tools & Services	1.6
Machinery	10.9
Media	1.5
Metals & Mining	1.6
Oil, Gas & Consumable Fuels	0.6
Pharmaceuticals	0.9
Road & Rail	2.1
Semiconductors & Semiconductor Equipment	3.0
Software	14.1
Specialty Retail	6.2
Textiles, Apparel & Luxury Goods	4.0
Trading Companies & Distributors	1.7
Short-Term Investments	0.9

Total	100.2%

See accompanying notes to financial statements.

30

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.4% of Net Assets)
688,085	Textron, Inc.	$28,576,170

	Air Freight & Logistics (2.2%)
150,680	FedEx Corp.	25,223,832

	Banks (6.2%)
666,400	Citigroup, Inc.	35,672,392
605,704	JPMorgan Chase & Co.	36,632,978

	Total Banks	72,305,370

	Beverages (2.9%)
346,545	PepsiCo, Inc.	33,327,233

	Capital Markets (6.8%)
301,671	Ameriprise Financial, Inc.	38,061,830
543,700	State Street Corp.	41,027,602

	Total Capital Markets	79,089,432

	Chemicals (2.0%)
329,665	Du Pont (E.I.) de Nemours & Co.	22,796,335

	Commercial Services & Supplies (2.8%)
338,314	ADT Corp. (The)	12,125,174
466,505	Tyco International, Ltd.	20,027,059

	Total Commercial Services & Supplies	32,152,233

	Communications Equipment (2.5%)
1,169,085	Cisco Systems, Inc.	28,607,510

	Consumer Finance (2.7%)
911,567	Navient Corp.	18,030,795
1,382,167	SLM Corp.	13,199,695

	Total Consumer Finance	31,230,490

	Containers & Packaging (1.6%)
210,600	Avery Dennison Corp.	9,866,610
124,929	Packaging Corp. of America	9,004,882

	Total Containers & Packaging	18,871,492

	Diversified Telecommunication Services (4.3%)
543,160	AT&T, Inc.	18,923,694
1,459,000	Deutsche Telekom AG (Germany) (SP ADR)	21,855,820
895,154	Windstream Holdings, Inc.	9,381,214

	Total Diversified Telecommunication Services	50,160,728

	Electric Utilities (2.1%)
425,700	American Electric Power Co., Inc.	24,835,338

	Electronic Equipment, Instruments & Components (1.2%)
706,995	Corning, Inc.	14,443,908

See accompanying notes to financial statements.

31

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (3.0%)
305,200	Baker Hughes, Inc.	$16,163,392
197,520	Ensco PLC (United Kingdom)	8,017,337
622,992	Nabors Industries, Ltd.	11,120,407

	Total Energy Equipment & Services	35,301,136

	Food & Staples Retailing (1.2%)
366,800	Sysco Corp.	14,136,472

	Food Products (3.3%)
413,500	Campbell Soup Co.	18,264,295
590,190	Mondelez International, Inc.	20,810,099

	Total Food Products	39,074,394

	Health Care Providers & Services (1.6%)
288,550	Quest Diagnostics, Inc	18,311,383

	Household Durables (1.3%)
357,571	Lennar Corp.	15,404,159

	Industrial Conglomerates (6.0%)
1,584,250	General Electric Co.	40,889,493
1,020,345	Koninklijke Philips Electronics N.V. (Netherlands) (NYRS)	28,508,439

	Total Industrial Conglomerates	69,397,932

	Insurance (6.6%)
349,200	Allstate Corp. (The)	22,645,620
405,480	MetLife, Inc.	21,993,235
322,600	Travelers Cos., Inc. (The)	32,518,080

	Total Insurance	77,156,935

	Machinery (1.2%)
214,532	Pentair PLC (United Kingdom)	14,384,370

	Media (5.7%)
531,950	Comcast Corp.	29,443,432
837,000	Regal Entertainment Group	18,539,550
168,355	Time Warner, Inc.	13,379,172
244,364	Time, Inc. (1)	5,520,183

	Total Media	66,882,337

	Oil, Gas & Consumable Fuels (3.4%)
265,360	Chevron Corp.	31,829,932
147,375	Valero Energy Corp.	7,382,014

	Total Oil, Gas & Consumable Fuels	39,211,946

	Personal Products (0.8%)
853,559	Avon Products, Inc.	8,877,014

See accompanying notes to financial statements.

32

TCW Relative Value Dividend Appreciation Fund

October 31, 2014

Number of Shares	Common Stock	Value

	Pharmaceuticals (6.9%)
237,600	Johnson & Johnson	$25,608,528
410,870	Merck & Co., Inc.	23,805,808
1,019,200	Pfizer, Inc.	30,525,040

	Total Pharmaceuticals	79,939,376

	REIT (1.2%)
561,100	Kimco Realty Corp.	13,999,445

	Semiconductors & Semiconductor Equipment (4.7%)
880,336	Intel Corp.	29,940,227
511,160	Maxim Integrated Products, Inc.	14,997,435
237,700	Microchip Technology, Inc.	10,247,247

	Total Semiconductors & Semiconductor Equipment	55,184,909

	Software (2.5%)
618,275	Microsoft Corp.	29,028,011

	Specialty Retail (3.9%)
517,065	Gap, Inc. (The)	19,591,593
265,514	Home Depot, Inc. (The)	25,892,925

	Total Specialty Retail	45,484,518

	Technology Hardware, Storage & Peripherals (3.1%)
579,365	Seagate Technology PLC (Netherlands)	36,401,503

	Thrifts & Mortgage Finance (1.2%)
910,400	New York Community Bancorp, Inc.	14,520,880

	Total Common Stock (Cost: $849,201,994) (97.3%)	1,134,316,791

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $34,224,318) (2.9%)
$34,224,318	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $36,580,000 Federal National Mortgage Association, 2.17%, due 10/17/22, valued at $34,913,562) (Total Amount to be Received Upon Repurchase $34,224,318)	$34,224,318

	Total Investments (Cost: $883,426,312) (100.2%)	1,168,541,109
	Liabilities in Excess of Other Assets (-0.2%)	(2,744,203)

	Net Assets (100.0%)	$1,165,796,906

Notes to the Schedule of Investments:

NYRS - New York Registry Shares.

REIT - Real Estate Investment Trust.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.

See accompanying notes to financial statements.

33

TCW Relative Value Dividend Appreciation Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	2.4%
Air Freight & Logistics	2.2
Banks	6.2
Beverages	2.9
Capital Markets	6.8
Chemicals	2.0
Commercial Services & Supplies	2.8
Communications Equipment	2.5
Consumer Finance	2.7
Containers & Packaging	1.6
Diversified Telecommunication Services	4.3
Electric Utilities	2.1
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	3.0
Food & Staples Retailing	1.2
Food Products	3.3
Health Care Providers & Services	1.6
Household Durables	1.3
Industrial Conglomerates	6.0
Insurance	6.6
Machinery	1.2
Media	5.7
Oil, Gas & Consumable Fuels	3.4
Personal Products	0.8
Pharmaceuticals	6.9
REIT	1.2
Semiconductors & Semiconductor Equipment	4.7
Software	2.5
Specialty Retail	3.9
Technology Hardware, Storage & Peripherals	3.1
Thrifts & Mortgage Finance	1.2
Short-Term Investments	2.9

Total	100.2%

See accompanying notes to financial statements.

34

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.3% of Net Assets)
579,810	Textron, Inc.	$24,079,509

	Auto Components (2.1%)
764,470	Dana Holding Corp.	15,641,056

	Banks (6.3%)
448,500	Citigroup, Inc.	24,008,205
367,858	JPMorgan Chase & Co.	22,248,052

	Total Banks	46,256,257

	Beverages (2.8%)
214,400	PepsiCo, Inc.	20,618,848

	Capital Markets (6.4%)
184,826	Ameriprise Financial, Inc.	23,319,496
313,100	State Street Corp.	23,626,526

	Total Capital Markets	46,946,022

	Commercial Services & Supplies (2.9%)
241,605	ADT Corp. (The)	8,659,123
298,815	Tyco International, Ltd.	12,828,128

	Total Commercial Services & Supplies	21,487,251

	Communications Equipment (2.6%)
760,690	Cisco Systems, Inc.	18,614,084

	Consumer Finance (2.6%)
564,676	Navient Corp.	11,169,291
854,620	SLM Corp.	8,161,621

	Total Consumer Finance	19,330,912

	Containers & Packaging (2.2%)
437,235	Sealed Air Corp.	15,849,769

	Diversified Telecommunication Services (1.3%)
270,400	AT&T, Inc.	9,420,736

	Electric Utilities (1.9%)
234,650	American Electric Power Co., Inc.	13,689,481

	Electronic Equipment, Instruments & Components (1.4%)
497,390	Corning, Inc.	10,161,678

	Energy Equipment & Services (4.2%)
269,450	Baker Hughes, Inc.	14,270,072
235,500	Ensco PLC (United Kingdom)	9,558,945
384,225	Nabors Industries, Ltd.	6,858,416

	Total Energy Equipment & Services	30,687,433

See accompanying notes to financial statements.

35

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food & Staples Retailing (1.1%)
215,800	Sysco Corp.	$8,316,932

	Food Products (2.2%)
461,355	Mondelez International, Inc.	16,267,377

	Health Care Providers & Services (5.9%)
217,500	Catamaran Corp. (1)	10,368,225
155,506	Cigna Corp.	15,483,732
136,384	WellPoint, Inc.	17,278,489

	Total Health Care Providers & Services	43,130,446

	Household Durables (2.2%)
381,163	Lennar Corp.	16,420,502

	Independent Power and Renewable Electricity Producers (1.6%)
809,200	AES Corporation (The)	11,385,444

	Industrial Conglomerates (3.5%)
993,950	General Electric Co.	25,653,850

	Insurance (4.5%)
329,685	Hartford Financial Services Group, Inc.	13,048,932
195,070	Travelers Cos., Inc. (The)	19,663,056

	Total Insurance	32,711,988

	Machinery (2.8%)
131,867	Pentair PLC (United Kingdom)	8,841,682
391,030	Terex Corp.	11,249,933

	Total Machinery	20,091,615

	Media (4.8%)
482,300	Comcast Corp.	26,695,305
108,772	Time Warner, Inc.	8,644,111

	Total Media	35,339,416

	Metals & Mining (1.6%)
344,590	Allegheny Technologies, Inc.	11,319,782

	Multiline Retail (0.6%)
535,000	J.C. Penney Co., Inc. (1)	4,071,350

	Oil, Gas & Consumable Fuels (3.7%)
151,600	Chevron Corp.	18,184,420
181,400	Valero Energy Corp.	9,086,326

	Total Oil, Gas & Consumable Fuels	27,270,746

See accompanying notes to financial statements.

36

TCW Relative Value Large Cap Fund

October 31, 2014

Number of Shares	Common Stock	Value
	Pharmaceuticals (7.9%)
124,050	Johnson & Johnson	$13,370,109
247,950	Merck & Co., Inc.	14,366,223
234,590	Mylan, Inc. (1)	12,562,295
577,650	Pfizer, Inc.	17,300,617

	Total Pharmaceuticals	57,599,244

	Semiconductors & Semiconductor Equipment (5.8%)
582,675	Applied Materials, Inc.	12,871,291
446,439	Intel Corp.	15,183,390
183,895	Lam Research Corp.	14,318,065

	Total Semiconductors & Semiconductor Equipment	42,372,746

	Software (2.5%)
384,590	Microsoft Corp.	18,056,501

	Specialty Retail (5.0%)
410,720	Gap, Inc. (The)	15,562,181
214,500	Home Depot, Inc. (The)	20,918,040

	Total Specialty Retail	36,480,221

	Technology Hardware, Storage & Peripherals (2.9%)
102,300	NetApp, Inc.	4,378,440
167,840	Western Digital Corp.	16,510,421

	Total Technology Hardware, Storage & Peripherals	20,888,861

	Total Common Stock (Cost: $468,386,161) (98.6%)	720,160,057

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $10,537,755) (1.5%)
$10,537,755	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $11,375,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22, valued at $10,750,137) (Total Amount to be Received Upon Repurchase $10,537,755)	$10,537,755

	Total Investments (Cost: $478,923,916) (100.1%)	730,697,812
	Liabilities in Excess of Other Assets (-0.1%)	(624,681)

	Net Assets (100.0%)	$730,073,131

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

37

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	3.3%
Auto Components	2.1
Banks	6.3
Beverages	2.8
Capital Markets	6.4
Commercial Services & Supplies	2.9
Communications Equipment	2.6
Consumer Finance	2.6
Containers & Packaging	2.2
Diversified Telecommunication Services	1.3
Electric Utilities	1.9
Electronic Equipment, Instruments & Components	1.4
Energy Equipment & Services	4.2
Food & Staples Retailing	1.1
Food Products	2.2
Health Care Providers & Services	5.9
Household Durables	2.2
Independent Power and Renewable Electricity Producers	1.6
Industrial Conglomerates	3.5
Insurance	4.5
Machinery	2.8
Media	4.8
Metals & Mining	1.6
Multiline Retail	0.6
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	7.9
Semiconductors & Semiconductor Equipment	5.8
Software	2.5
Specialty Retail	5.0
Technology Hardware, Storage & Peripherals	2.9
Short-Term Investments	1.5

Total	100.1%

See accompanying notes to financial statements.

38

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.2% of Net Assets)
75,545	Textron, Inc.	$3,137,384

	Auto Components (3.4%)
170,350	Dana Holding Corp.	3,485,361
25,315	Tenneco, Inc. (1)	1,325,493

	Total Auto Components	4,810,854

	Banks (7.3%)
34,166	Comerica, Inc.	1,631,085
236,293	KeyCorp	3,119,068
87,065	Popular, Inc. (1)	2,775,632
91,029	Synovus Financial Corp.	2,308,495
37,300	Umpqua Holdings Corp.	656,480

	Total Banks	10,490,760

	Capital Markets (3.6%)
75,000	E*TRADE Financial Corp. (1)	1,672,500
6,800	Evercore Partners, Inc.	352,036
76,588	Invesco, Ltd.	3,099,516

	Total Capital Markets	5,124,052

	Chemicals (2.2%)
19,800	Axiall Corp.	797,940
20,038	Celanese Corp. — Series A	1,176,832
26,008	Cytec Industries, Inc.	1,212,753

	Total Chemicals	3,187,525

	Communications Equipment (2.3%)
184,300	Brocade Communications Systems, Inc.	1,977,539
103,760	Polycom, Inc. (1)	1,357,181

	Total Communications Equipment	3,334,720

	Construction & Engineering (1.7%)
51,433	Jacobs Engineering Group, Inc. (1)	2,440,496

	Construction Materials (1.1%)
26,544	Vulcan Materials Co.	1,638,030

	Consumer Finance (2.4%)
91,047	Navient Corp.	1,800,910
170,547	SLM Corp.	1,628,724

	Total Consumer Finance	3,429,634

	Containers & Packaging (2.2%)
85,885	Sealed Air Corp.	3,113,331

See accompanying notes to financial statements.

39

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Diversified Telecommunication Services (0.6%)
80,774	Windstream Holdings, Inc.	$846,512

	Energy Equipment & Services (3.2%)
29,820	Atwood Oceanics, Inc. (1)	1,212,183
91,999	Nabors Industries, Ltd.	1,642,182
149,250	Newpark Resources, Inc. (1)	1,705,928

	Total Energy Equipment & Services	4,560,293

	Food & Staples Retailing (0.7%)
25,500	Sysco Corp.	982,770

	Food Products (1.6%)
52,700	Campbell Soup Co.	2,327,759

	Health Care Equipment & Supplies (2.6%)
53,200	Alere, Inc. (1)	2,126,404
64,042	Hologic, Inc. (1)	1,677,260

	Total Health Care Equipment & Supplies	3,803,664

	Health Care Providers & Services (4.2%)
36,855	Cigna Corp.	3,669,652
37,600	Quest Diagnostics, Inc	2,386,096

	Total Health Care Providers & Services	6,055,748

	Hotels, Restaurants & Leisure (2.4%)
70,236	International Speedway Corp.	2,200,494
15,686	Marriott International, Inc.	1,188,214

	Total Hotels, Restaurants & Leisure	3,388,708

	Household Durables (5.4%)
73,055	Beazer Homes USA, Inc. (1)	1,309,876
100,860	KB Home	1,587,536
49,420	Lennar Corp.	2,129,014
87,415	Toll Brothers, Inc. (1)	2,792,909

	Total Household Durables	7,819,335

	Independent Power and Renewable Electricity Producers (1.5%)
155,100	AES Corporation (The)	2,182,257

	Insurance (5.5%)
36,586	Arch Capital Group, Ltd. (1)	2,060,524
68,005	Assured Guaranty, Ltd.	1,569,555
130,560	Genworth Financial, Inc. (1)	1,826,535
13,568	PartnerRe, Ltd.	1,569,682
10,745	Reinsurance Group of America, Inc.	905,266

	Total Insurance	7,931,562

See accompanying notes to financial statements.

40

TCW Relative Value Mid Cap Fund

October 31, 2014

Number of Shares	Common Stock	Value

	Machinery (6.0%)
25,009	Dover Corp.	$1,986,715
51,100	Kennametal, Inc.	1,972,971
29,555	SPX Corp.	2,801,518
62,898	Terex Corp.	1,809,576

	Total Machinery	8,570,780

	Metals & Mining (4.2%)
67,871	Allegheny Technologies, Inc.	2,229,562
118,907	Commercial Metals Co.	2,055,902
44,240	Worthington Industries, Inc.	1,709,876

	Total Metals & Mining	5,995,340

	Multi-Utilities (1.5%)
59,900	Avista Corp.	2,123,455

	Multiline Retail (1.6%)
295,540	J.C. Penney Co., Inc. (1)	2,249,059

	Oil, Gas & Consumable Fuels (2.5%)
71,794	Denbury Resources, Inc.	890,246
28,798	Murphy Oil Corp.	1,537,525
35,100	Newfield Exploration Co. (1)	1,144,611

	Total Oil, Gas & Consumable Fuels	3,572,382

	Personal Products (0.7%)
90,760	Avon Products, Inc.	943,904

	Pharmaceuticals (1.2%)
31,770	Mylan, Inc. (1)	1,701,284

	Real Estate Management & Development (1.3%)
14,375	Jones Lang LaSalle, Inc.	1,943,644

	REIT (4.7%)
101,260	DiamondRock Hospitality Co.	1,453,081
38,090	Geo Group, Inc. (The)	1,521,315
13,275	Health Care REIT, Inc.	943,985
72,845	Kimco Realty Corp.	1,817,483
27,165	Liberty Property Trust	944,527

	Total REIT	6,680,391

	Semiconductors & Semiconductor Equipment (7.0%)
50,282	Broadcom Corp.	2,105,810
96,700	Freescale Semiconductor, Ltd. (1)	1,923,363
33,810	Lam Research Corp.	2,632,446
64,846	Maxim Integrated Products, Inc.	1,902,582
79,300	Teradyne, Inc.	1,459,120

	Total Semiconductors & Semiconductor Equipment	10,023,321

See accompanying notes to financial statements.

41

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Specialty Retail (3.1%)
15,235	Asbury Automotive Group, Inc. (1)	$1,067,059
23,210	Children’s Place Retail Stores, Inc. (The)	1,143,093
58,800	Gap, Inc. (The)	2,227,932

	Total Specialty Retail	4,438,084

	Technology Hardware, Storage & Peripherals (6.8%)
20,500	NetApp, Inc.	877,400
65,355	Seagate Technology PLC (Netherlands)	4,106,255
48,280	Western Digital Corp.	4,749,303

	Total Technology Hardware, Storage & Peripherals	9,732,958

	Textiles, Apparel & Luxury Goods (0.5%)
22,000	Coach, Inc.	756,360

	Thrifts & Mortgage Finance (2.6%)
100,107	EverBank Financial Corp.	1,917,049
243,725	First Niagara Financial Group, Inc.	1,825,500

	Total Thrifts & Mortgage Finance	3,742,549

	Total Common Stock (Cost: $106,523,878) (99.8%)	143,078,905

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $99,943) (0.1%)
$99,943	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $110,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22, valued at $103,957) (Total Amount to be Received Upon Repurchase $99,943)	$99,943

	Total Investments (Cost: $106,623,821) (99.9%)	$143,178,848
	Excess of Other Assets over Liabilities (0.1%)	102,361

	Net Assets (100.0%)	$143,281,209

Notes to the Schedule of Investments:

REIT - Real Estate Investment Trust.

(1)	Non-income producing security.

See accompanying notes to financial statements.

42

TCW Relative Value Mid Cap Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	2.2%
Auto Components	3.4
Banks	7.3
Capital Markets	3.6
Chemicals	2.2
Communications Equipment	2.3
Construction & Engineering	1.7
Construction Materials	1.1
Consumer Finance	2.4
Containers & Packaging	2.2
Diversified Telecommunication Services	0.6
Energy Equipment & Services	3.2
Food & Staples Retailing	0.7
Food Products	1.6
Health Care Equipment & Supplies	2.6
Health Care Providers & Services	4.2
Hotels, Restaurants & Leisure	2.4
Household Durables	5.4
Independent Power and Renewable Electricity Producers	1.5
Insurance	5.5
Machinery	6.0
Metals & Mining	4.2
Multi-Utilities	1.5
Multiline Retail	1.6
Oil, Gas & Consumable Fuels	2.5
Personal Products	0.7
Pharmaceuticals	1.2
Real Estate Management & Development	1.3
REIT	4.7
Semiconductors & Semiconductor Equipment	7.0
Specialty Retail	3.1
Technology Hardware, Storage & Peripherals	6.8
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	2.6
Short-Term Investments	0.1

Total	99.9%

See accompanying notes to financial statements.

43

TCW Select Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.3% of Net Assets)
276,610	Precision Castparts Corp.	$61,047,827

	Biotechnology (7.2%)
64,252	Alexion Pharmaceuticals, Inc. (1)	12,295,263
602,070	BioMarin Pharmaceutical, Inc. (1)	49,670,775
652,580	Celgene Corp. (1)	69,884,792

	Total Biotechnology	131,850,830

	Capital Markets (2.0%)
1,315,450	Charles Schwab Corp. (The)	37,713,951

	Communications Equipment (3.3%)
764,973	QUALCOMM, Inc.	60,058,030

	Energy Equipment & Services (7.5%)
349,775	Dril-Quip, Inc. (1)	31,462,261
569,425	Oceaneering International, Inc.	40,013,495
666,866	Schlumberger, Ltd.	65,793,000

	Total Energy Equipment & Services	137,268,756

	Food & Staples Retailing (2.5%)
340,924	Costco Wholesale Corp.	45,469,034

	Food Products (2.9%)
528,970	Mead Johnson Nutrition Co.	52,532,011

	Health Care Technology (6.7%)
357,492	athenahealth, Inc. (1)	43,792,770
1,270,062	Cerner Corp. (1)	80,445,727

	Total Health Care Technology	124,238,497

	Hotels, Restaurants & Leisure (6.0%)
64,500	Chipotle Mexican Grill, Inc. (1)	41,151,000
924,895	Starbucks Corp.	69,885,066

	Total Hotels, Restaurants & Leisure	111,036,066

	Insurance (3.8%)
646,800	ACE, Ltd.	70,695,240

	Internet & Catalog Retail (5.6%)
121,450	Amazon.com, Inc. (1)	37,098,117
55,140	Priceline Group, Inc. (The) (1)	66,510,419

	Total Internet & Catalog Retail	103,608,536

	Internet Software & Services (12.7%)
245,720	Equinix, Inc. (1)	51,330,908
423,300	Facebook, Inc. (1)	31,743,267
164,483	Google, Inc. — Class C (1)	91,959,156

See accompanying notes to financial statements.

44

TCW Select Equities Fund

October 31, 2014

Number of Shares	Common Stock	Value

	Internet Software & Services (Continued)
254,850	LinkedIn Corp. (1)	$58,350,456

	Total Internet Software & Services	233,383,787

	IT Services (4.4%)
333,406	Visa, Inc.	80,494,211

	Life Sciences Tools & Services (3.1%)
293,100	Illumina, Inc. (1)	56,445,198

	Pharmaceuticals (2.4%)
232,910	Allergan, Inc.	44,266,875

	REIT (4.8%)
901,432	American Tower Corp.	87,889,620

	Semiconductors & Semiconductor Equipment (2.5%)
1,079,775	ARM Holdings PLC (United Kingdom) (SP ADR)	46,117,190

	Software (13.1%)
1,624,248	Salesforce.com, Inc. (1)	103,935,629
730,985	ServiceNow, Inc. (1)	49,655,811
762,200	Splunk, Inc. (1)	50,366,176
432,410	VMware, Inc. (1)	36,136,504

	Total Software	240,094,120

	Specialty Retail (2.4%)
469,950	Tiffany & Co.	45,171,594

	Trading Companies & Distributors (1.8%)
753,777	Fastenal Co.	33,196,339

	Total Common Stock (Cost: $1,156,121,563) (98.0%)	1,802,577,712

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $39,950,357) (2.2%)
$39,950,357	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $42,695,000 Federal National Mortgage Association, 2.17%, due 10/17/22, valued at $40,749,987) (Total Amount to be Received Upon Repurchase $39,950,357)	$39,950,357

	Total Investments (Cost: $1,196,071,920) (100.2%)	1,842,528,069
	Liabilities in Excess of Other Assets (-0.2%)	(3,897,324)

	Net Assets (100.0%)	$1,838,630,745

Notes to the Schedule of Investments:

REIT - Real Estate Investment Trust.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.

See accompanying notes to financial statements.

45

TCW Select Equities Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	3.3%
Biotechnology	7.2
Capital Markets	2.0
Communications Equipment	3.3
Energy Equipment & Services	7.5
Food & Staples Retailing	2.5
Food Products	2.9
Health Care Technology	6.7
Hotels, Restaurants & Leisure	6.0
Insurance	3.8
Internet & Catalog Retail	5.6
Internet Software & Services	12.7
IT Services	4.4
Life Sciences Tools & Services	3.1
Pharmaceuticals	2.4
REIT	4.8
Semiconductors & Semiconductor Equipment	2.5
Software	13.1
Specialty Retail	2.4
Trading Companies & Distributors	1.8
Short-Term Investments	2.2

Total	100.2%

See accompanying notes to financial statements.

46

TCW Small Cap Growth Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.1% of Net Assets)
24,100	Curtiss-Wright Corp.	$1,667,961
67,012	HEICO Corp.	3,634,731

	Total Aerospace & Defense	5,302,692

	Auto Components (2.0%)
74,600	Dorman Products, Inc. (1)	3,458,456

	Banks (2.0%)
98,100	Green Bancorp, Inc. (1)	1,676,529
92,900	Square 1 Financial, Inc. (1)	1,847,781

	Total Banks	3,524,310

	Beverages (2.3%)
15,800	Boston Beer Co., Inc. (1)	3,934,200

	Biotechnology (4.8%)
12,700	Agios Pharmaceuticals, Inc. (1)	1,067,181
83,840	Cepheid, Inc. (1)	4,444,358
20,200	Karyopharm Therapeutics, Inc. (1)	829,816
30,600	Ophthotech Corp. (1)	1,276,632
15,175	Ultragenyx Pharmaceutical, Inc. (1)	713,377

	Total Biotechnology	8,331,364

	Building Products (1.7%)
67,500	Trex Co., Inc. (1)	2,902,500

	Capital Markets (3.7%)
49,000	Financial Engines, Inc.	1,953,630
299,000	WisdomTree Investments, Inc. (1)	4,410,250

	Total Capital Markets	6,363,880

	Communications Equipment (1.4%)
109,987	Aruba Networks, Inc. (1)	2,373,519

	Diversified Consumer Services (2.5%)
37,864	MarketAxess Holdings, Inc.	2,447,908
108,000	Nord Anglia Education, Inc. (1)	1,844,640

	Total Diversified Consumer Services	4,292,548

	Electrical Equipment (1.5%)
38,600	Power Solutions International, Inc. (1)	2,528,300

	Electronic Equipment, Instruments & Components (4.2%)
87,498	Cognex Corp. (1)	3,461,421
69,589	FARO Technologies, Inc. (1)	3,896,984

	Total Electronic Equipment, Instruments & Components	7,358,405

See accompanying notes to financial statements.

47

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (1.8%)
22,500	Core Laboratories N.V. (Netherlands)	$3,139,425

	Food & Staples Retailing (1.4%)
27,237	Pricesmart, Inc.	2,424,910

	Food Products (2.4%)
247,604	Lifeway Foods, Inc. (1)	4,097,846

	Health Care Equipment & Supplies (5.9%)
44,131	DexCom, Inc. (1)	1,983,688
289,704	Endologix, Inc. (1)	3,302,626
54,800	LDR Holding Corp. (1)	1,887,312
192,185	Novadaq Technologies, Inc. (Canada) (1)	3,001,930

	Total Health Care Equipment & Supplies	10,175,556

	Health Care Providers & Services (4.0%)
66,800	Health Net, Inc. (1)	3,173,668
22,311	MWI Veterinary Supply, Inc. (1)	3,785,173

	Total Health Care Providers & Services	6,958,841

	Health Care Technology (3.9%)
25,400	athenahealth, Inc. (1)	3,111,500
120,900	Veeva Systems, Inc. (1)	3,600,402

	Total Health Care Technology	6,711,902

	Hotels, Restaurants & Leisure (2.1%)
180,500	La Quinta Holdings, Inc. (1)	3,684,005

	Insurance (2.1%)
205,900	Heritage Insurance Holdings, Inc. (1)	3,656,784

	Internet & Catalog Retail (1.2%)
141,600	Travelport Worldwide, Ltd. (1)	2,046,120

	Internet Software & Services (5.1%)
99,140	Cornerstone OnDemand, Inc. (1)	3,595,808
74,600	Envestnet, Inc. (1)	3,313,732
33,292	SPS Commerce, Inc. (1)	1,940,923

	Total Internet Software & Services	8,850,463

	IT Services (1.6%)
59,200	EPAM Systems, Inc. (1)	2,826,208

	Machinery (7.2%)
70,300	Altra Holdings, Inc.	2,215,856
100,569	Chart Industries, Inc. (1)	4,681,487
54,400	John Bean Technologies Corp.	1,630,368
34,200	Proto Labs, Inc. (1)	2,235,654

See accompanying notes to financial statements.

48

TCW Small Cap Growth Fund

October 31, 2014

Number of Shares	Common Stock	Value

	Machinery (Continued)
27,900	RBC Bearings, Inc. (1)	$1,694,925

	Total Machinery	12,458,290

	Oil, Gas & Consumable Fuels (0.7%)
48,900	RSP Permian, Inc. (1)	1,196,583

	Professional Services (2.3%)
132,400	TriNet Group, Inc. (1)	3,961,408

	Real Estate Management & Development (1.3%)
73,475	RE/MAX Holdings, Inc.	2,351,200

	Semiconductors & Semiconductor Equipment (2.7%)
162,507	Exar Corp. (1)	1,551,942
68,388	Mellanox Technologies, Ltd. (1)	3,063,098

	Total Semiconductors & Semiconductor Equipment	4,615,040

	Software (10.4%)
119,400	FireEye, Inc. (1)	4,058,406
75,700	Imperva, Inc. (1)	3,101,429
110,247	Qualys, Inc. (1)	3,536,724
59,048	Splunk, Inc. (1)	3,901,892
23,218	Ultimate Software Group, Inc. (The) (1)	3,494,541

	Total Software	18,092,992

	Specialty Retail (3.7%)
73,300	Dick’s Sporting Goods, Inc.	3,325,621
79,327	Five Below, Inc. (1)	3,162,768

	Total Specialty Retail	6,488,389

	Technology Hardware, Storage & Peripherals (1.7%)
106,713	Nimble Storage, Inc. (1)	2,919,668

	Textiles, Apparel & Luxury Goods (4.9%)
106,800	Kate Spade & Co. (1)	2,897,484
76,022	Steven Madden, Ltd. (1)	2,383,290
90,870	Vince Holding Corp. (1)	3,184,993

	Total Textiles, Apparel & Luxury Goods	8,465,767

	Trading Companies & Distributors (3.6%)
55,800	DXP Enterprises, Inc. (1)	3,698,982
66,200	H&E Equipment Services, Inc.	2,475,218

	Total Trading Companies & Distributors	6,174,200

	Total Common Stock (Cost: $128,274,287) (99.2%)	171,665,771

See accompanying notes to financial statements.

49

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $3,329,081) (1.9%)
$3,329,081	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $3,595,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22 valued at $3,397,516) (Total Amount to be Received Upon Repurchase $3,329,081)	$3,329,081

	Total Investments (Cost: $131,603,368) (101.1%)	174,994,852
	Liabilities in Excess of Other Assets (-1.1%)	(1,901,751)

	Net Assets (100.0%)	$173,093,101

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

50

TCW Small Cap Growth Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	3.1%
Auto Components	2.0
Banks	2.0
Beverages	2.3
Biotechnology	4.8
Building Products	1.7
Capital Markets	3.7
Communications Equipment	1.4
Diversified Consumer Services	2.5
Electrical Equipment	1.5
Electronic Equipment, Instruments & Components	4.2
Energy Equipment & Services	1.8
Food & Staples Retailing	1.4
Food Products	2.4
Health Care Equipment & Supplies	5.9
Health Care Providers & Services	4.0
Health Care Technology	3.9
Hotels, Restaurants & Leisure	2.1
Insurance	2.1
Internet & Catalog Retail	1.2
Internet Software & Services	5.1
IT Services	1.6
Machinery	7.2
Oil, Gas & Consumable Fuels	0.7
Professional Services	2.3
Real Estate Management & Development	1.3
Semiconductors & Semiconductor Equipment	2.7
Software	10.4
Specialty Retail	3.7
Technology Hardware, Storage & Peripherals	1.7
Textiles, Apparel & Luxury Goods	4.9
Trading Companies & Distributors	3.6
Short-Term Investments	1.9

Total	101.1%

See accompanying notes to financial statements.

51

TCW SMID Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (4.3% of Net Assets)
15,550	BE Aerospace, Inc. (1)	$1,157,697
20,687	HEICO Corp.	1,122,063

	Total Aerospace & Defense	2,279,760

	Auto Components (1.7%)
19,700	Dorman Products, Inc. (1)	913,292

	Banks (1.4%)
6,470	SVB Financial Group (1)	724,575

	Beverages (2.2%)
4,650	Boston Beer Co., Inc. (1)	1,157,850

	Biotechnology (3.8%)
22,165	Cepheid, Inc. (1)	1,174,967
10,050	Karyopharm Therapeutics, Inc. (1)	412,854
3,200	Pharmacyclics, Inc. (1)	418,144

	Total Biotechnology	2,005,965

	Capital Markets (5.2%)
21,550	Financial Engines, Inc.	859,199
11,012	Stifel Financial Corp. (1)	523,180
92,400	WisdomTree Investments, Inc. (1)	1,362,900

	Total Capital Markets	2,745,279

	Communications Equipment (1.5%)
35,440	Aruba Networks, Inc. (1)	764,795

	Diversified Consumer Services (0.9%)
7,500	MarketAxess Holdings, Inc.	484,875

	Electronic Equipment, Instruments & Components (5.0%)
26,340	Cognex Corp. (1)	1,042,010
15,572	FARO Technologies, Inc. (1)	872,032
8,700	FEI Co.	733,236

	Total Electronic Equipment, Instruments & Components	2,647,278

	Energy Equipment & Services (3.6%)
8,453	Core Laboratories N.V. (Netherlands)	1,179,447
7,800	Dril-Quip, Inc. (1)	701,610

	Total Energy Equipment & Services	1,881,057

	Food & Staples Retailing (2.6%)
9,385	Pricesmart, Inc.	835,547
7,755	United Natural Foods, Inc. (1)	527,495

	Total Food & Staples Retailing	1,363,042

See accompanying notes to financial statements.

52

TCW SMID Cap Growth Fund

October 31, 2014

Number of Shares	Common Stock	Value

	Health Care Equipment & Supplies (4.5%)
62,141	Endologix, Inc. (1)	$708,407
2,000	Intuitive Surgical, Inc. (1)	991,600
42,050	Novadaq Technologies, Inc. (Canada) (1)	656,821

	Total Health Care Equipment & Supplies	2,356,828

	Health Care Providers & Services (4.5%)
20,550	Health Net, Inc. (1)	976,331
5,318	MWI Veterinary Supply, Inc. (1)	902,225
14,415	Premier, Inc. (1)	481,173

	Total Health Care Providers & Services	2,359,729

	Health Care Technology (1.8%)
7,650	athenahealth, Inc. (1)	937,125

	Hotels, Restaurants & Leisure (3.1%)
18,050	Aramark	503,776
53,850	La Quinta Holdings, Inc. (1)	1,099,078

	Total Hotels, Restaurants & Leisure	1,602,854

	Internet & Catalog Retail (1.5%)
8,750	TripAdvisor, Inc. (1)	775,775

	Internet Software & Services (4.3%)
23,100	Cornerstone OnDemand, Inc. (1)	837,837
16,350	Envestnet, Inc. (1)	726,267
11,100	Yelp, Inc. (1)	666,000

	Total Internet Software & Services	2,230,104

	Leisure Products (1.7%)
5,850	Polaris Industries, Inc.	882,531

	Life Sciences Tools & Services (1.1%)
2,900	Illumina, Inc. (1)	558,482

	Machinery (10.0%)
30,242	Chart Industries, Inc. (1)	1,407,765
6,850	Graco, Inc.	537,725
12,050	Middleby Corp. (The) (1)	1,066,425
10,400	Proto Labs, Inc. (1)	679,848
7,550	WABCO Holdings, Inc. (1)	735,219
9,250	Wabtec Corp.	798,275

	Total Machinery	5,225,257

	Media (0.9%)
8,150	AMC Networks, Inc. (1)	494,298

See accompanying notes to financial statements.

53

TCW SMID Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Pharmaceuticals (2.1%)
7,600	Salix Pharmaceuticals, Ltd. (1)	$1,093,260

	Road & Rail (1.6%)
6,655	Kansas City Southern	817,167

	Semiconductors & Semiconductor Equipment (1.7%)
47,000	NVIDIA Corp.	918,380

	Software (16.9%)
13,240	ANSYS, Inc. (1)	1,040,134
44,550	FireEye, Inc. (1)	1,514,255
15,077	Mobileye NV (1)	784,155
4,700	NetSuite, Inc. (1)	510,702
16,000	ServiceNow, Inc. (1)	1,086,880
22,865	Splunk, Inc. (1)	1,510,919
7,650	Tyler Technologies, Inc. (1)	856,188
3,191	Ultimate Software Group, Inc. (The) (1)	480,277
11,170	Workday, Inc. (1)	1,066,512

	Total Software	8,850,022

	Specialty Retail (2.9%)
16,500	Dick’s Sporting Goods, Inc.	748,605
25,800	DSW, Inc.	764,970

	Total Specialty Retail	1,513,575

	Textiles, Apparel & Luxury Goods (5.5%)
39,650	Kate Spade & Co. (1)	1,075,704
10,860	Under Armour, Inc. (1)	712,199
31,159	Vince Holding Corp. (1)	1,092,123

	Total Textiles, Apparel & Luxury Goods	2,880,026

	Trading Companies & Distributors (2.7%)
10,000	DXP Enterprises, Inc. (1)	662,900
9,050	MSC Industrial Direct Co., Inc.	732,779

	Total Trading Companies & Distributors	1,395,679

	Total Common Stock (Cost: $41,683,963) (99.0%)	51,858,860

See accompanying notes to financial statements.

54

TCW SMID Cap Growth Fund

October 31, 2014

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $393,627) (0.7%)
$393,627	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $425,000 Federal Home Loan Mortgage Corp., 2.10%, due 10/17/22 valued at $401,653) (Total Amount to be Received Upon Repurchase $393,627)	$393,627

	Total Investments (Cost: $42,077,590) (99.7%)	52,252,487
	Excess of Other Assets over Liabilities (0.3%)	155,827

	Net Assets (100.0%)	$52,408,314

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

55

TCW SMID Cap Growth Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace & Defense	4.3%
Auto Components	1.7
Banks	1.4
Beverages	2.2
Biotechnology	3.8
Capital Markets	5.2
Communications Equipment	1.5
Diversified Consumer Services	0.9
Electronic Equipment, Instruments & Components	5.0
Energy Equipment & Services	3.6
Food & Staples Retailing	2.6
Health Care Equipment & Supplies	4.5
Health Care Providers & Services	4.5
Health Care Technology	1.8
Hotels, Restaurants & Leisure	3.1
Internet & Catalog Retail	1.5
Internet Software & Services	4.3
Leisure Products	1.7
Life Sciences Tools & Services	1.1
Machinery	10.0
Media	0.9
Pharmaceuticals	2.1
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	1.7
Software	16.9
Specialty Retail	2.9
Textiles, Apparel & Luxury Goods	5.5
Trading Companies & Distributors	2.7
Short-Term Investments	0.7

Total	99.7%

See accompanying notes to financial statements.

56

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2014

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund		TCW Growth Equities Fund		TCW Relative Value Dividend Appreciation Fund (1)	TCW Relative Value Large Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$11,723		$1,352		$27,250		$1,168,541	$730,698
Investment in Affiliated Issuers, at Value	—		29,684	(3)	—		—	—
Cash	—		512		—		—	—
Receivable for Securities Sold	—		—		—		2,572	358
Receivable for Fund Shares Sold	75		—		—		1,118	1,077
Interest and Dividends Receivable	11		25		4		624	338
Foreign Tax Reclaims Receivable	1		—		—		17	11
Receivable from Investment Advisor	6		1		5		—	—
Prepaid Expenses	17		16		13		9	2

Total Assets	11,833		31,590		27,272		1,172,881	732,484

LIABILITIES
Payable for Securities Purchased	—		10		—		3,798	—
Payable for Fund Shares Redeemed	16		—		7		2,076	1,742
Accrued Directors’ Fees and Expenses	6		7		7		7	7
Accrued Compliance Expense	—		—	(4)	—	(4)	15	1
Accrued Management Fees	6		—		22		712	442
Accrued Distribution Fees	—	(4)	—	(4)	1		198	17
Other Accrued Expenses	31		20		37		278	202

Total Liabilities	59		37		74		7,084	2,411

NET ASSETS	$11,774		$31,553		$27,198		$1,165,797	$730,073

NET ASSETS CONSIST OF:
Paid-in Capital	$17,706		$27,371		$17,122		$1,039,622	$498,993
Accumulated Net Realized Gain (Loss) on Investments	(8,456)		202		2,412		(158,940)	(26,113)
Unrealized Appreciation of Investments	2,489		3,871		7,664		285,115	251,774
Undistributed Net Investment Income (Loss)	35		109		—		—	5,419

NET ASSETS	$11,774		$31,553		$27,198		$1,165,797	$730,073

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$9,970		$30,746		$21,863		$195,400	$700,484

N Class Share	$1,804		$807		$5,335		$970,397	$29,589

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	514,699		2,512,665		1,669,297		11,690,323	31,703,867

N Class Share	94,125		66,301		409,885		57,101,767	1,342,377

NET ASSET VALUE PER SHARE: (6)
I Class Share	$19.37		$12.24		$13.10		$16.71	$22.09

N Class Share	$19.17		$12.17		$13.01		$16.99	$22.04

(1)	Formerly TCW Dividend Focused Fund.
(2)	The identified cost for the TCW Concentrated Value Fund, the TCW Conservative Allocation Fund, the TCW Growth Equities Fund, the TCW Relative Value Dividend Appreciation Fund and the TCW Relative Value Large Cap Fund at October 31, 2014 was $9,234, $1,494, $19,586, $883,426 and $478,924, respectively.
(3)	The identified cost of affiliated investments in the TCW Conservative Allocation Fund was $25,671.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Concentrated Value Fund, the TCW Conservative Allocation Fund, the TCW Relative Value Dividend Appreciation Fund and the TCW Relative Value Large Cap Fund is 2,000,000,000 for each of the I Class and N Class shares, and the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

57

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2014

	TCW Relative Value Mid Cap Fund (1)		TCW Select Equities Fund	TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$143,179		$1,842,528	$174,994	$52,252
Receivable for Securities Sold	386		—	176	565
Receivable for Fund Shares Sold	560		3,259	159	—
Interest and Dividends Receivable	29		2,049	10	6
Receivable from Investment Advisor	3		—	—	5
Prepaid Expenses	15		16	8	17

Total Assets	144,172		1,847,852	175,347	52,845

LIABILITIES
Payable for Securities Purchased	554		5,733	1,524	350
Payable for Fund Shares Redeemed	173		1,876	460	—
Accrued Directors’ Fees and Expenses	7		7	7	7
Accrued Compliance Expense	—	(3)	3	5	—	(3)
Accrued Management Fees	93		1,125	147	42
Accrued Distribution Fees	7		57	12	5
Other Accrued Expenses	57		420	99	33

Total Liabilities	891		9,221	2,254	437

NET ASSETS	$143,281		$1,838,631	$173,093	$52,408

NET ASSETS CONSIST OF:
Paid-in Capital	$104,142		$1,136,620	$106,404	$41,216
Accumulated Net Realized Gain on Investments	2,487		55,493	23,297	1,400
Unrealized Appreciation of Investments	36,555		646,456	43,391	10,174
Undistributed Net Investment Income (Loss)	97		62	1	(382)

NET ASSETS	$143,281		$1,838,631	$173,093	$52,408

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$114,823		$1,611,400	$140,438	$28,598

N Class Share	$28,458		$227,231	$32,655	$23,810

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	4,313,928		60,327,507	4,236,434	1,905,460

N Class Share	1,091,204		8,995,802	1,042,640	1,586,164

NET ASSET VALUE PER SHARE: (5)
I Class Share	$26.62		$26.71	$33.15	$15.01

N Class Share	$26.08		$25.26	$31.32	$15.01

(1)	Formerly TCW Value Opportunities Fund.
(2)	The identified cost for the TCW Relative Value Mid Cap Fund, the TCW Select Equities Fund, the TCW Small Cap Growth Fund and the TCW SMID Cap Growth Fund at October 31, 2014 was $106,624, $1,196,072, $131,603 and $42,078, respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Relative Value Mid Cap Fund is 4,000,000,000 for each of the I and N class shares, for the TCW Select Equities Fund is 3,667,000,000 for each of the I Class and N Class shares, for the TCW Small Cap Growth Fund is 1,666,000,000 for each of the I Class and N Class shares and for the TCW SMID Cap Growth Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

58

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2014

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund		TCW Growth Equities Fund	TCW Relative Value Dividend Appreciation Fund (1)		TCW Relative Value Large Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$157	(2)	$—	(3)	$169 (2)	$28,974	(2)	$13,275	(2)
Dividends from Investment in Affiliated Issuers	—		390		—	—		—

Total	157		390		169	28,974		13,275

Expenses:
Management Fees	63		—		286	8,575		5,243
Accounting Services Fees	3		6		4	118		55
Administration Fees	3		6		6	105		45
Transfer Agent Fees:
I Class	10		10		18	103		497
N Class	9		9		15	869		43
Custodian Fees	10		5		9	21		19
Professional Fees	22		18		24	45		38
Directors’ Fees and Expenses	23		24		24	24		24
Registration Fees:
I Class	12		17		13	26		47
N Class	16		17		13	57		24
Distribution Fees:
N Class	3		2		15	2,392		214
Compliance Expense	—	(3)	—	(3)	1	22		17
Shareholder Reporting Expense	2		2		5	9		5
Other	3		4		8	148		111

Total	179		120		441	12,514		6,382

Less Expenses Borne by Investment Advisor:
I Class	41		—		49	—		—
N Class	30		22		49	—		—

Net Expenses	108		98		343	12,514		6,382

Net Investment Income (Loss)	49		292		(174)	16,460		6,893

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	1,056		(32)		3,066	75,270		33,964
Investments in Affiliated Issuers	—		(32)		—	—		—
Realized Gain Distributed from
Affiliated Issuers	—		616		—	—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	743		106		(1,084)	40,524		54,700
Investments in Affiliated Issuers	—		1,031		—	—		—

Net Realized and Unrealized Gain on Investments	1,799		1,689		1,982	115,794		88,664

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,848		$1,981		$1,808	$132,254		$95,557

(1)	Formerly TCW Dividend Focused Fund.
(2)	Net of foreign taxes withheld of $1, $1, $176 and $8 for the TCW Concentrated Value Fund, the TCW Growth Equities Fund, the TCW Relative Value Dividend Appreciation Fund and the TCW Relative Value Large Cap Fund, respectively.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

59

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2014

	TCW Relative Value Mid Cap Fund (1)	TCW Select Equities Fund		TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$2,107	$13,470	(2)	$490 (2)	$228 (2)

Total	2,107	13,470		490	228

Expenses:
Management Fees	1,170	13,493		2,057	547
Accounting Services Fees	17	185		18	8
Administration Fees	18	146		20	8
Transfer Agent Fees:
I Class	52	1,017		121	9
N Class	32	291		60	8
Custodian Fees	10	29		27	11
Professional Fees	30	54		26	24
Directors’ Fees and Expenses	24	24		24	24
Registration Fees:
I Class	17	34		17	16
N Class	17	21		14	16
Distribution Fees:
N Class	97	886		198	58
Compliance Expense	4	38		11	1
Shareholder Reporting Expense	6	11		7	2
Other	26	223		80	6

Total	1,520	16,452		2,680	738

Less Expenses Borne by Investment Advisor:
I Class	—	—		—	10
N Class	30	—		39	72

Net Expenses	1,490	16,452		2,641	656

Net Investment Income (Loss)	617	(2,982)		(2,151)	(428)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
Investments	20,011	72,793		42,235	6,062
Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,406)	114,136		(22,398)	(3,213)

Net Realized and Unrealized Gain on Investments	14,605	186,929		19,837	2,849

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,222	$183,947		$17,686	$2,421

(1)	Formerly TCW Value Opportunities Fund.
(2)	Net of foreign taxes withheld of $24, $2 and $2 for the TCW Select Equities Fund, the TCW Small Cap Growth Fund and the TCW SMID Cap Growth Fund, respectively.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$49	$44	$292	$440
Net Realized Gain (Loss) on Investments	1,056	500	552	(122)
Change in Unrealized Appreciation on Investments	743	1,645	1,137	1,646

Increase in Net Assets Resulting from Operations	1,848	2,189	1,981	1,964

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(36)	(62)	(512)	(386)
N Class	(4)	(10)	(13)	(18)

Total Distributions to Shareholders	(40)	(72)	(525)	(404)

NET CAPITAL SHARE TRANSACTIONS
I Class	751	(1,263)	2,213	10,913
N Class	666	(173)	(284)	175

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	1,417	(1,436)	1,929	11,088

Increase in Net Assets	3,225	681	3,385	12,648
NET ASSETS
Beginning of Year	8,549	7,868	28,168	15,520

End of Year	$11,774	$8,549	$31,553	$28,168

Undistributed Net Investment Income	$35	$26	$109	$342

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Growth Equities Fund		TCW Relative Value Dividend Appreciation Fund (1)
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(174)	$(174)	$16,460	$14,176
Net Realized Gain on Investments	3,066	16,999	75,270	38,037
Change in Unrealized Appreciation on Investments	(1,084)	(2,034)	40,524	170,206

Increase in Net Assets Resulting from Operations	1,808	14,791	132,254	222,419

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(79)	(3,214)	(2,516)
N Class	—	(17)	(12,413)	(11,043)
Distributions from Net Realized Gain:
I Class	(8,090)	(718)	—	—
N Class	(2,308)	(122)	—	—

Total Distributions to Shareholders	(10,398)	(936)	(15,627)	(13,559)

NET CAPITAL SHARE TRANSACTIONS
I Class	4,634	(54,698)	702	45,079
N Class	897	(5,716)	(15,193)	108,538

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,531	(60,414)	(14,491)	153,617

Increase (Decrease) in Net Assets	(3,059)	(46,559)	102,136	362,477
NET ASSETS
Beginning of Year	30,257	76,816	1,063,661	701,184

End of Year	$27,198	$30,257	$1,165,797	$1,063,661

Undistributed Net Investment Income (Loss)	$—	$(2)	$—	$(2)

(1)	Formerly TCW Dividend Focused Fund.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Large Cap Fund		TCW Relative Value Mid Cap Fund (1)
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$6,893	$8,926	$617	$874
Net Realized Gain on Investments	33,964	77,349	20,011	15,640
Change in Unrealized Appreciation (Depreciation) on Investments	54,700	128,586	(5,406)	23,937

Increase in Net Assets Resulting from Operations	95,557	214,861	15,222	40,451

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(6,862)	(8,071)	(520)	(784)
N Class	(802)	(416)	(98)	(184)
Distributions from Net Realized Gain:
I Class	—	—	(9,698)	(54)
N Class	—	—	(3,696)	(18)

Total Distributions to Shareholders	(7,664)	(8,487)	(14,012)	(1,040)

NET CAPITAL SHARE TRANSACTIONS
I Class	78,398	(388,837)	(4,460)	(7,270)
N Class	(55,337)	9,374	(8,482)	(5,118)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	23,061	(379,463)	(12,942)	(12,388)

Increase (Decrease) in Net Assets	110,954	(173,089)	(11,732)	27,023
NET ASSETS
Beginning of Year	619,119	792,208	155,013	127,990

End of Year	$730,073	$619,119	$143,281	$155,013

Undistributed Net Investment Income	$5,419	$6,221	$97	$128

(1)	Formerly TCW Value Opportunities Fund.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Select Equities Fund		TCW Small Cap Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(2,982)	$1,233	$(2,151)	$(3,552)
Net Realized Gain on Investments	72,793	64,980	42,235	137,879
Change in Unrealized Appreciation (Depreciation) on Investments	114,136	274,030	(22,398)	(34,758)

Increase in Net Assets Resulting from Operations	183,947	340,243	17,686	99,569

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(79)	(1,995)	—	—
Distributions from Net Realized Gain:
I Class	(42,602)	(12,225)	(20,781)	—
N Class	(13,105)	(4,348)	(17,176)	—

Total Distributions to Shareholders	(55,786)	(18,568)	(37,957)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	176,067	277,264	(15,300)	(727,041)
N Class	(169,232)	9,724	(77,622)	(100,922)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	6,835	286,988	(92,922)	(827,963)

Increase (Decrease) in Net Assets	134,996	608,663	(113,193)	(728,394)
NET ASSETS
Beginning of Year	1,703,635	1,094,972	286,286	1,014,680

End of Year	$1,838,631	$1,703,635	$173,093	$286,286

Undistributed Net Investment Income (Loss)	$62	$61	$1	$(2,932)

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW SMID Cap Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(428)	$(327)
Net Realized Gain on Investments	6,062	3,994
Change in Unrealized Appreciation (Depreciation) on Investments	(3,213)	11,658

Increase in Net Assets Resulting from Operations	2,421	15,325

NET CAPITAL SHARE TRANSACTIONS
I Class	(3,952)	368
N Class	(222)	(732)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(4,174)	(364)

Increase (Decrease) in Net Assets	(1,753)	14,961
NET ASSETS
Beginning of Year	54,161	39,200

End of Year	$52,408	$54,161

Undistributed Net Investment Loss	$(382)	$(340)

See accompanying notes to financial statements.

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TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 20 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 9 U.S Equities Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Concentrated Value Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of companies with market capitalizations of greater than $3 billion dollars at the time of acquisition.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing primarily in issuers which are characterized as “growth” companies with market capitalization within the Russell Mid Cap® Growth Index.

TCW Relative Value Dividend Appreciation Fund (formerly TCW Dividend Focused Fund)	Seeks to realize a high level of dividend income consistent with prudent investment management, with capital appreciation as a secondary objective, by investing at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase.

TCW Relative Value Mid Cap Fund (formerly TCW Value Opportunities Fund)	Seeks long-term capital appreciation by investing primarily in “value companies” with market capitalization within the ranges of the Russell Mid Cap® Value Index.

TCW Select Equities Fund	Seek long-term capital appreciation by investing in equity securities of mid and large capitalization companies.

TCW Small Cap Growth Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 2000® Growth Index.

TCW SMID Cap Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the range of companies comprising the Russell 2500® Growth Index.

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October 31, 2014

TCW Fund	Investment Objective
Fund of Funds

TCW Conservative Allocation Fund	Seeks current income and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

All Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

Effective March 1, 2014, the name of the TCW Dividend Focused Fund changed to TCW Relative Value Dividend Appreciation Fund. There is no change in the investment objective.

Effective September 9, 2014, the name of the TCW Value Opportunities Fund changed to TCW Relative Value Mid Cap Fund. There is no change in the investment objective.

The TCW Conservative Allocation Fund invests in other TCW Funds and in Metropolitan West Funds which are affiliated funds.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Net Asset Value:    The Net Asset Value of each Class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that Class on each business day as of 1:00 p.m. Pacific Time.

Security Valuations:    Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing prices as reported by NASDAQ. All other securities for which over-the-counter (“OTC”) market quotations are readily available including short-term securities are valued with prices furnished by independent pricing services or by broker dealers. Open-end mutual funds held in the TCW Conservative Allocation Fund are valued based on the net asset value per share of the mutual fund.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of Company’s Board of Directors.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are

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Note 2 — Significant Accounting Policies (Continued)

generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Exchange-traded funds.    Exchange-traded funds are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Mutual Funds.    Open-end Mutual funds are valued using the net asset value as reported by the fund companies. As such, they are categorized in Level 1.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on observability of the inputs.

Short-term investments.    Short-term investments are valued using market price quotations based on recently executed transactions, bond spreads, and credit events, and are reflected in Level 2 of the fair value hierarchy.

As of October 31, 2014, the Funds categorized their investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, and all short-term investments at Level 2.

The Funds held no investments or other financial instruments at October 31, 2014 whose fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Distributions received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount or value at least equal to the amount of these transactions.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in each Fund’s Schedule of Investments. The following table presents the net amounts available for offset under the MRA and net of the related collateral received by the Funds as of October 31, 2014 (in thousands):

Fund Name	Counterparty	Gross Asset Subject to Master Agreement	Collateral Received (1)	Asset/ (Liabilities) Available for Offset	Net Amount of Asset (2)
TCW Concentrated Value Fund	State Street Bank & Trust Co.	$91	$(91)	$—	$—
TCW Growth Equities Fund	State Street Bank & Trust Co.	256	(256)	—	—
TCW Relative Value Dividend Appreciation Fund	State Street Bank & Trust Co.	34,224	(34,224)	—	—
TCW Relative Value Large Cap Fund	State Street Bank & Trust Co.	10,538	(10,538)	—	—
TCW Relative Value Mid Cap Fund	State Street Bank & Trust Co.	100	(100)	—	—
TCW Select Equities Fund	State Street Bank & Trust Co.	39,950	(39,950)	—	—
TCW Small Cap Growth Fund	State Street Bank & Trust Co.	3,329	(3,329)	—	—
TCW SMID Cap Growth Fund	State Street Bank & Trust Co.	394	(394)	—	—

(1)	Full value of collateral received is disclosed below. Excess collateral is not shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

The following table shows the full value of the collateral received by the Funds (in thousands):

Fund Name	Collateral Value
TCW Concentrated Value Fund	$95
TCW Growth Equities Fund	265
TCW Relative Value Dividend Appreciation Fund	34,914
TCW Relative Value Large Cap Fund	10,750
TCW Relative Value Mid Cap Fund	104
TCW Select Equities Fund	40,750
TCW Small Cap Growth Fund	3,398
TCW SMID Cap Growth Fund	402

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2014.

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Note 2 — Significant Accounting Policies (Continued)

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Relative Value Dividend Appreciation Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

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Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest of the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2014 and 2013, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2014	2013
TCW Conservative Allocation Fund	$—	$122

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TCW Funds, Inc.

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Note 4 — Federal Income Taxes (Continued)

At October 31, 2014, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$35	$—	$35
TCW Conservative Allocation Fund	109	240	349
TCW Growth Equities Fund	499	2,009	2,508
TCW Relative Value Large Cap Fund	5,420	—	5,420
TCW Relative Value Mid Cap Fund	—	16,422	16,422
TCW Select Equities Fund	3,368	54,121	57,489
TCW Small Cap Growth Fund	5,596	18,863	24,459
TCW SMID Cap Growth Fund	—	1,486	1,486

For the prior fiscal year ended October 31, 2013, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$27	$—	$27
TCW Conservative Allocation Fund	344	—	344
TCW Growth Equities Fund	2,262	8,135	10,397
TCW Relative Value Large Cap Fund	6,223	—	6,223
TCW Relative Value Mid Cap Fund	574	12,814	13,388
TCW Select Equities Fund	1,153	54,534	55,687
TCW Small Cap Growth Fund	—	37,955	37,955

Permanent differences incurred during the year ended October 31, 2014, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Conservative Allocation Fund	$—	$(14)	$14
TCW Growth Equities Fund	176	(483)	307
TCW Relative Value Dividend Appreciation Fund	(831)	948	(117)
TCW Relative Value Large Cap Fund	(31)	31	—
TCW Relative Value Mid Cap Fund	(30)	(2,425)	2,455
TCW Select Equities Fund	3,062	(15,431)	12,369
TCW Small Cap Growth Fund	5,084	(16,467)	11,383
TCW SMID Cap Growth Fund	386	(79)	(307)

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2014, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$40	$—	$40
TCW Conservative Allocation Fund	525	—	525
TCW Growth Equities Fund	2,263	8,135	10,398
TCW Relative Value Dividend Appreciation Fund	15,627	—	15,627
TCW Relative Value Large Cap Fund	7,664	—	7,664
TCW Relative Value Mid Cap Fund	1,122	12,890	14,012
TCW Select Equities Fund	1,245	54,541	55,786
TCW Small Cap Growth Fund	—	37,957	37,957

During the prior fiscal year ended October 31, 2013, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$72	$—	$72
TCW Conservative Allocation Fund	404	—	404
TCW Growth Equities Fund	936	—	936
TCW Relative Value Dividend Appreciation Fund	13,559	—	13,559
TCW Relative Value Large Cap Fund	8,487	—	8,487
TCW Relative Value Mid Cap Fund	968	72	1,040
TCW Select Equities Fund	1,995	16,573	18,568

At October 31, 2014, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation	Cost of Investments for Federal Income Tax Purposes
TCW Concentrated Value Fund	$2,560	$(71)	$2,489	$9,234
TCW Conservative Allocation Fund	4,149	(316)	3,833	27,203
TCW Growth Equities Fund	7,920	(351)	7,569	19,681
TCW Relative Value Dividend Appreciation Fund	309,509	(22,537)	286,972	881,569
TCW Relative Value Large Cap Fund	253,851	(4,300)	249,551	481,147
TCW Relative Value Mid Cap Fund	38,613	(3,291)	35,322	107,857
TCW Select Equities Fund	651,681	(7,011)	644,670	1,197,858
TCW Small Cap Growth Fund	43,683	(1,452)	42,231	132,763
TCW SMID Cap Value Fund	10,991	(901)	10,090	42,162

74

TCW Funds, Inc.

October 31, 2014

Note 4 — Federal Income Taxes (Continued)

At October 31, 2014, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2015	2016	2017
TCW Concentrated Value Fund	$—	$—	$8,456
TCW Relative Value Dividend Appreciation Fund	—	—	160,797
TCW Relative Value Large Cap Fund	—	—	23,890
TCW Relative Value Mid Cap Fund (1)	6,529	6,075	—
TCW Select Equities Fund (1)	—	148	—

(1)	Utilization of the loss is subject to limitations under Section 382 of the Internal Revenue Code.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. There were no capital losses carryforward by the Funds that were incurred after December 22, 2010.

The Funds did not have any unrecognized tax benefits at October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2014. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Concentrated Value Fund	0.65%
TCW Growth Equities Fund	1.00%
TCW Relative Value Dividend Appreciation Fund	0.75%
TCW Relative Value Large Cap Fund	0.75%
TCW Relative Value Mid Cap Fund	0.80%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Growth Fund	1.00%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly, as a shareholder in the affiliated funds.

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated based on the management fees paid by each Fund and are included in the Statements of Operations.

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Concentrated Value Fund
I Class	1.13%	(1)
N Class	1.13%	(1)
TCW Conservative Allocation Fund
I Class	0.85%	(1)
N Class	0.85%	(1)
TCW Growth Equities Fund
I Class	1.20%	(1)
N Class	1.20%	(1)
TCW Relative Value Dividend Appreciation Fund
I Class	1.18%	(2)
N Class	1.18%	(2)
TCW Relative Value Large Cap Fund
I Class	1.18%	(2)
N Class	1.18%	(2)
TCW Relative Value Mid Cap Fund
I Class	1.21%	(1)
N Class	1.21%	(1)
TCW Select Equities Fund
I Class	1.20%	(2)
N Class	1.20%	(2)
TCW Small Cap Growth Fund
I Class	1.38%	(2)
N Class	1.38%	(2)
TCW SMID Cap Growth Fund
I Class	1.20%	(1)
N Class	1.20%	(1)

(1)	These limitations are based on an agreement between the Advisor and the Company for a one-year period.
(2)	Limitations based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2014. These limitations are voluntary and terminable in a six month notice.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred is recorded on the Funds’ books as other liabilities. Deferred compensation is included within Directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

76

TCW Funds, Inc.

October 31, 2014

Note 7 — Transactions with Affiliates

The summary of TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2014 is as follows:

Name of Affiliated Fund	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (In Thousands)	Dividends and Interest Income Received (In Thousands)		Distributions Received from Net Realized Gain (In thousands)
Metropolitan West Low Duration Bond Fund—I Class	905,210	180,570	(1,085,780)	—	$—	$88		$—
Metropolitan West Total Return Bond Fund—I Class	—	577,666	(22,980)	554,686	6,035	47		—
TCW Growth Equities Fund—I Class	44,786	84,171	(13,709)	115,248	1,510	—		321
TCW Relative Value Large Cap Fund—I Class	210,006	42,947	(28,959)	223,994	4,948	52		—
TCW Relative Value Mid Cap Fund—I Class	33,004	34,634	(7,181)	60,457	1,609	4		89
TCW Select Equities Fund—I Class	247,808	56,079	(34,922)	268,965	7,184	—	(1)	206
TCW Total Return Bond Fund—I Class	631,818	276,142	(93,457)	814,503	8,398	199		—

Total					$29,684	$390		$616

(1)	Amounts round to less than $1.

The ownership percentage of TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2014 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West Total Return Bond Fund	0.01%
TCW Growth Equities Fund	5.55%
TCW Relative Value Large Cap Fund	0.68%
TCW Relative Value Mid Cap Fund	1.12%
TCW Select Equities Fund	0.39%
TCW Total Return Bond Fund	0.10%

(1)	Percentage ownership is based on total net assets of the underlying fund.

The financial statements of the Metropolitan West Total Return Bond Fund and the TCW Total Return Bond Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

77

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2014, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Concentrated Value Fund	$5,059	$3,785	$—	$—
TCW Conservative Allocation Fund	15,043	12,713	—	—
TCW Growth Equities Fund	13,750	18,447	—	—
TCW Relative Value Dividend Appreciation Fund	193,691	204,892	—	—
TCW Relative Value Large Cap Fund	159,533	127,522	—	—
TCW Relative Value Mid Cap Fund	31,556	57,897	—	—
TCW Select Equities Fund	454,819	485,409	—	—
TCW Small Cap Growth Fund	153,682	278,648	—	—
TCW SMID Cap Growth Fund	35,370	38,268	—	—

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Concentrated Value Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	136,189	$2,464	73,491	$1,076
Shares Issued upon Reinvestment of Dividends	2,110	36	4,995	61
Shares Redeemed	(99,718)	(1,749)	(176,772)	(2,400)

Net Increase (Decrease)	38,581	$751	(98,286)	$(1,263)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	60,228	$1,087	14,097	$195
Shares Issued upon Reinvestment of Dividends	251	4	741	9
Shares Redeemed	(24,415)	(425)	(27,864)	(377)

Net Increase (Decrease)	36,064	$666	(13,026)	$(173)

TCW Conservative Allocation Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	638,319	$7,515	1,223,389	$13,722
Shares Issued upon Reinvestment of Dividends	41,922	491	32,265	349
Shares Redeemed	(493,402)	(5,793)	(277,764)	(3,158)

Net Increase	186,839	$2,213	977,890	$10,913

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	7,837	$92	41,686	$470
Shares Issued upon Reinvestment of Dividends	1,083	13	1,368	15
Shares Redeemed	(32,810)	(389)	(27,665)	(310)

Net Increase (Decrease)	(23,890)	$(284)	15,389	$175

78

TCW Funds, Inc.

October 31, 2014

Note 9 — Capital Share Transactions (Continued)

TCW Growth Equities Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	340,335	$4,739	215,289	$3,617
Shares Issued upon Reinvestment of Dividends	592,022	7,643	21,939	305
Shares Redeemed	(529,465)	(7,748)	(3,796,222)	(58,620)

Net Increase (Decrease)	402,892	$4,634	(3,558,994)	$(54,698)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	70,713	$945	107,250	$1,575
Shares Issued upon Reinvestment of Dividends	176,825	2,269	9,801	136
Shares Redeemed	(176,507)	(2,317)	(491,826)	(7,427)

Net Increase (Decrease)	71,031	$897	(374,775)	$(5,716)

TCW Relative Value Dividend Appreciation Fund (1)	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,552,551	$56,549	6,197,856	$86,457
Shares Issued upon Reinvestment of Dividends	183,900	2,981	182,991	2,391
Shares Redeemed	(3,708,625)	(58,828)	(3,199,651)	(43,769)

Net Increase	27,826	$702	3,181,196	$45,079

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,048,501	$225,770	24,659,659	$344,481
Shares Issued upon Reinvestment of Dividends	741,128	12,266	792,372	10,590
Shares Redeemed	(15,532,451)	(253,229)	(18,062,579)	(246,533)

Net Increase (Decrease)	(742,822)	$(15,193)	7,389,452	$108,538

TCW Relative Value Large Cap Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,430,786	$198,832	17,701,021	$304,943
Shares Issued upon Reinvestment of Dividends	329,438	6,730	530,270	7,949
Shares Redeemed	(5,982,918)	(127,164)	(40,070,341)	(701,729)

Net Increase (Decrease)	3,777,306	$78,398	(21,839,050)	$(388,837)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,394,553	$29,254	1,434,248	$25,595
Shares Issued upon Reinvestment of Dividends	38,905	795	26,402	396
Shares Redeemed	(3,972,849)	(85,386)	(952,151)	(16,617)

Net Increase (Decrease)	(2,539,391)	$(55,337)	508,499	$9,374

79

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Relative Value Mid Cap Fund (2)	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	843,826	$22,252	475,100	$11,245
Shares Issued upon Reinvestment of Dividends	385,371	9,842	32,449	665
Shares Redeemed	(1,363,414)	(36,554)	(820,371)	(19,180)

Net Decrease	(134,217)	$(4,460)	(312,822)	$(7,270)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	157,263	$4,077	99,804	$2,276
Shares Issued upon Reinvestment of Dividends	146,281	3,667	9,668	195
Shares Redeemed	(626,900)	(16,226)	(330,934)	(7,589)

Net Decrease	(323,356)	$(8,482)	(221,462)	$(5,118)

TCW Select Equities Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	24,192,812	$612,787	26,027,197	$566,119
Shares Issued upon Reinvestment of Dividends	768,879	19,314	356,739	7,067
Shares Redeemed	(18,003,954)	(456,034)	(13,517,185)	(295,922)

Net Increase	6,957,737	$176,067	12,866,751	$277,264

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,177,573	$52,057	5,036,957	$104,275
Shares Issued upon Reinvestment of Dividends	533,793	12,710	224,606	4,236
Shares Redeemed	(9,738,846)	(233,999)	(4,759,979)	(98,787)

Net Increase (Decrease)	(7,027,480)	$(169,232)	501,584	$9,724

TCW Small Cap Growth Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,484,889	$47,783	1,559,412	$44,173
Shares Issued upon Reinvestment of Dividends	594,180	20,000	—	—
Shares Redeemed	(2,472,858)	(83,083)	(27,912,797)	(771,214)

Net Decrease	(393,789)	$(15,300)	(26,353,385)	$(727,041)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	292,175	$9,222	800,467	$22,139
Shares Issued upon Reinvestment of Dividends	516,641	16,460	—	—
Shares Redeemed	(3,321,176)	(103,304)	(4,521,213)	(123,061)

Net Decrease	(2,512,360)	$(77,622)	(3,720,746)	$(100,922)

80

TCW Funds, Inc.

October 31, 2014

Note 9 — Capital Share Transactions (Continued)

TCW SMID Cap Growth Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	218,062	$3,238	275,197	$3,276
Shares Redeemed	(488,310)	(7,190)	(250,963)	(2,908)

Net Increase (Decrease)	(270,248)	$(3,952)	24,234	$368

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,943	$76	557,540	$6,461
Shares Redeemed	(20,537)	(298)	(623,006)	(7,193)

Net Decrease	(15,594)	$(222)	(65,466)	$(732)

(1)	Formerly TCW Dividend Focused Fund.
(2)	Formerly TCW Value Opportunities Fund.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2014.

Note 11 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 12 — Recently Issued Accounting Pronouncements

On June 7, 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management has determined that as an investment company that is regulated under the 1940 Act, the Funds qualify as an investment company pursuant to FASB ASC No. 946, Financial Services — Investment Companies and meets the reporting requirement under the new pronouncement.

81

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 13 — Subsequent Event

On December 1, 2014, the Company launched two new Funds called TCW High Dividend Equities Fund and TCW Global Real Estate Fund. The investment objective of the TCW High Dividend Equities Fund is to seek high total return from current income and capital appreciation. The Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in high yielding dividend securities listed on U.S. financial markets. The investment objective of the TCW Global Real Estate Fund is to seek to maximize total return from current income and long-term capital growth. The Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of real estate investment trusts (“REITs”) and real estate companies.

82

TCW Concentrated Value Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$16.02	$12.20	$10.83	$10.99	$9.98

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.08	0.05	0.04	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.34	3.86	1.36	(0.17)	1.07

Total from Investment Operations	3.43	3.94	1.41	(0.13)	1.10

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.12)	(0.04)	(0.03)	(0.09)

Net Asset Value per Share, End of Year	$19.37	$16.02	$12.20	$10.83	$10.99

Total Return	21.46%	32.67%	12.94%	(1.23)%	11.05%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,970	$7,628	$7,007	$22,496	$34,285
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.60%	1.95%	1.19%	0.96%	0.91%
After Expense Reimbursement	1.11%	1.14%	1.19%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	0.52%	0.56%	0.43%	0.31%	0.32%
Portfolio Turnover Rate	39.65%	39.65%	24.99%	38.18%	53.50%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

83

TCW Concentrated Value Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011		2010
Net Asset Value per Share, Beginning of Year	$15.85	$12.11	$10.71	$10.95		$9.94

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.08	0.05	0.00	(2)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.31	3.82	1.35	(0.24)		1.05

Total from Investment Operations	3.40	3.90	1.40	(0.24)		1.06

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.16)	—	(0.00	) (2)	(0.05)

Net Asset Value per Share, End of Year	$19.17	$15.85	$12.11	$10.71		$10.95

Total Return	21.50%	32.61%	13.07%	(2.19)%		10.71%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,804	$921	$861	$861		$30,786
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.66%	4.15%	3.29%	1.18%		1.17%
After Expense Reimbursement	1.11%	1.14%	1.18%	N/A		N/A
Ratio of Net Investment Income to Average Net Assets	0.50%	0.58%	0.45%	0.01%		0.05%
Portfolio Turnover Rate	39.65%	39.65%	24.99%	38.18%		53.50%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

84

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$11.66	$10.91	$10.51	$10.79	$9.87

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.22	0.32	0.21	0.23
Net Realized and Unrealized Gain on Investments	0.67	0.79	0.51	0.17	0.94

Total from Investment Operations	0.78	1.01	0.83	0.38	1.17

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.26)	(0.20)	(0.19)	(0.25)
Distributions from Net Realized Gain	—	—	(0.23)	(0.47)	—

Total Distributions	(0.20)	(0.26)	(0.43)	(0.66)	(0.25)

Net Asset Value per Share, End of Year	$12.24	$11.66	$10.91	$10.51	$10.79

Total Return	6.66%	9.42%	8.35%	3.63%	12.08%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$30,746	$27,121	$14,705	$11,356	$4,746
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	0.29%	0.40%	0.67%	1.08%	1.74%
After Expense Reimbursement	N/A	N/A	N/A	0.85%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.94%	1.96%	2.98%	1.97%	2.27%
Portfolio Turnover Rate	40.56%	57.98%	59.12%	93.92%	42.93%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

85

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$11.61	$10.89	$10.51	$10.79	$9.86

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05	0.18	0.29	0.21	0.22
Net Realized and Unrealized Gain on Investments	0.66	0.78	0.52	0.17	0.96

Total from Investment Operations	0.71	0.96	0.81	0.38	1.18

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.24)	(0.20)	(0.19)	(0.25)
Distributions from Net Realized Gain	—	—	(0.23)	(0.47)	—

Total Distributions	(0.15)	(0.24)	(0.43)	(0.66)	(0.25)

Net Asset Value per Share, End of Year	$12.17	$11.61	$10.89	$10.51	$10.79

Total Return	6.07%	8.97%	8.09%	3.63%	12.19%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$807	$1,047	$815	$1,149	$209
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	3.20%	2.84%	2.70%	3.76%	15.40%
After Expense Reimbursement	0.85%	0.85%	0.85%	0.85%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.41%	1.58%	2.72%	1.95%	2.19%
Portfolio Turnover Rate	40.56%	57.98%	59.12%	93.92%	42.93%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

86

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$18.86	$13.87	$14.66	$13.95	$10.87

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.05)	(0.08)	(0.11)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.32	5.24	(0.15)	0.82	3.17

Total from Investment Operations	1.24	5.19	(0.23)	0.71	3.08

Less Distributions:
Distributions from Net Investment Income	—	(0.02)	—	—	—
Distributions from Net Realized Gain	(7.00)	(0.18)	(0.56)	—	—

Total Distributions	(7.00)	(0.20)	(0.56)	—	—

Net Asset Value per Share, End of Year	$13.10	$18.86	$13.87	$14.66	$13.95

Total Return	7.06%	37.96%	(1.43)%	5.09%	28.33%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$21,863	$23,891	$66,951	$91,091	$101,943
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.42%	1.32%	1.21%	1.20%	1.27%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.61)%	(0.35)%	(0.54)%	(0.72)%	(0.67)%
Portfolio Turnover Rate	49.03%	78.65%	48.75%	50.74%	71.30%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

87

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$18.79	$13.82	$14.61	$13.90	$10.84

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.06)	(0.08)	(0.11)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	5.23	(0.15)	0.82	3.15

Total from Investment Operations	1.22	5.17	(0.23)	0.71	3.06

Less Distributions:
Distributions from Net Investment Income	—	(0.02)	—	—	—
Distributions from Net Realized Gain	(7.00)	(0.18)	(0.56)	—	—

Total Distributions	(7.00)	(0.20)	(0.56)	—	—

Net Asset Value per Share, End of Year	$13.01	$18.79	$13.82	$14.61	$13.90

Total Return	7.02%	37.93%	(1.44)%	5.11%	28.23%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,335	$6,366	$9,865	$9,493	$10,542
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.01%	1.93%	1.73%	1.73%	2.03%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.32%
Ratio of Net Investment Loss to Average Net Assets	(0.61)%	(0.36)%	(0.53)%	(0.73)%	(0.69)%
Portfolio Turnover Rate	49.03%	78.65%	48.75%	50.74%	71.30%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

88

TCW Relative Value Dividend Appreciation Fund (1)

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$15.11	$11.77	$10.18	$9.60	$8.28

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.27	0.25	0.22	0.18	0.18
Net Realized and Unrealized Gain on Investments	1.61	3.36	1.60	0.59	1.31

Total from Investment Operations	1.88	3.61	1.82	0.77	1.49

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.27)	(0.23)	(0.19)	(0.17)

Net Asset Value per Share, End of Year	$16.71	$15.11	$11.77	$10.18	$9.60

Total Return	12.49%	31.06%	18.03%	8.05%	18.13%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$195,400	$176,226	$99,787	$54,367	$57,797
Ratio of Expenses to Average Net Assets	0.86%	0.82%	0.85%	0.86%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.67%	1.86%	1.95%	1.76%	1.95%
Portfolio Turnover Rate	17.33%	18.37%	23.15%	37.51%	25.77%

(1)	Formerly TCW Dividend Focused Fund.
(2)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

89

TCW Relative Value Dividend Appreciation Fund (1)

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$15.34	$11.92	$10.29	$9.68	$8.36

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.23	0.22	0.19	0.15	0.15
Net Realized and Unrealized Gain on Investments	1.63	3.41	1.62	0.60	1.31

Total from Investment Operations	1.86	3.63	1.81	0.75	1.46

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.21)	(0.18)	(0.14)	(0.14)

Net Asset Value per Share, End of Year	$16.99	$15.34	$11.92	$10.29	$9.68

Total Return	12.19%	30.71%	17.68%	7.73%	17.66%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$970,397	$887,435	$601,397	$514,153	$550,305
Ratio of Expenses to Average Net Assets	1.14%	1.11%	1.14%	1.17%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.60%	1.70%	1.45%	1.68%
Portfolio Turnover Rate	17.33%	18.37%	23.15%	37.51%	25.77%

(1)	Formerly TCW Dividend Focused Fund.
(2)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

90

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$19.47	$14.91	$13.05	$12.42	$11.06

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.19	0.16	0.12	0.13
Net Realized and Unrealized Gain on Investments	2.65	4.53	1.82	0.65	1.41

Total from Investment Operations	2.86	4.72	1.98	0.77	1.54

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.16)	(0.12)	(0.14)	(0.18)

Net Asset Value per Share, End of Year	$22.09	$19.47	$14.91	$13.05	$12.42

Total Return	14.79%	31.99%	15.33%	6.16%	14.14%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$700,484	$543,669	$741,996	$396,729	$373,921
Ratio of Expenses to Average Net Assets	0.88%	0.87%	0.89%	0.92%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.13%	1.14%	0.90%	1.14%
Portfolio Turnover Rate	18.77%	37.33%	19.71%	26.76%	34.49%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

91

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$19.44	$14.89	$13.00	$12.38	$11.03

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.15	0.13	0.09	0.12
Net Realized and Unrealized Gain on Investments	2.65	4.52	1.83	0.64	1.40

Total from Investment Operations	2.81	4.67	1.96	0.73	1.52

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.12)	(0.07)	(0.11)	(0.17)

Net Asset Value per Share, End of Year	$22.04	$19.44	$14.89	$13.00	$12.38

Total Return	14.52%	31.64%	15.11%	5.88%	13.96%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$29,589	$75,450	$50,212	$50,341	$67,688
Ratio of Expenses to Average Net Assets	1.12%	1.13%	1.14%	1.18%	1.19%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.83%	0.92%	0.65%	1.06%
Portfolio Turnover Rate	18.77%	37.33%	19.71%	26.76%	34.49%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

92

TCW Relative Value Mid Cap Fund (1)

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$26.56	$20.10	$17.43	$16.94	$14.12

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.13	0.16	0.15	0.12	0.11
Net Realized and Unrealized Gain on Investments	2.70	6.48	2.63	0.51	2.81

Total from Investment Operations	2.83	6.64	2.78	0.63	2.92

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.17)	(0.11)	(0.14)	(0.10)
Distributions from Net Realized Gain	(2.63)	(0.01)	—	—	—

Total Distributions	(2.77)	(0.18)	(0.11)	(0.14)	(0.10)

Net Asset Value per Share, End of Year	$26.62	$26.56	$20.10	$17.43	$16.94

Total Return	11.09%	33.30%	16.04%	3.67%	20.78%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$114,823	$118,138	$95,698	$99,211	$152,391
Ratio of Expenses to Average Net Assets	0.95%	0.94%	1.01%	0.99%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.49%	0.68%	0.79%	0.66%	0.68%
Portfolio Turnover Rate	21.67%	28.91%	32.87%	89.67%	61.51%

(1)	Formerly TCW Value Opportunities Fund.
(2)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

93

TCW Relative Value Mid Cap Fund (1)

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$26.07	$19.74	$17.06	$16.61	$13.85

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.06	0.09	0.10	0.05	0.05
Net Realized and Unrealized Gain on Investments	2.65	6.37	2.59	0.50	2.77

Total from Investment Operations	2.71	6.46	2.69	0.55	2.82

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.12)	(0.01)	(0.10)	(0.06)
Distributions from Net Realized Gain	(2.63)	(0.01)	—	—	—

Total Distributions	(2.70)	(0.13)	(0.01)	(0.10)	(0.06)

Net Asset Value per Share, End of Year	$26.08	$26.07	$19.74	$17.06	$16.61

Total Return	10.80%	32.90%	15.75%	3.26%	20.42%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$28,458	$36,875	$32,292	$33,247	$54,041
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.27%	1.32%	1.40%	1.48%	1.41%
After Expense Reimbursement	1.20%	1.23%	1.27%	1.35%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.40%	0.53%	0.27%	0.31%
Portfolio Turnover Rate	21.67%	28.91%	32.87%	89.67%	61.51%

(1)	Formerly TCW Value Opportunities Fund.
(2)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

94

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014		2013	2012		2011	2010
Net Asset Value per Share, Beginning of Year	$24.84		$19.81	$18.17		$16.18	$13.45

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.03)		0.03	(0.00	) (2)	(0.04)	(0.03)
Net Realized and Unrealized Gain on Investments	2.71		5.34	1.86		2.03	2.76

Total from Investment Operations	2.68		5.37	1.86		1.99	2.73

Less Distributions:
Distributions from Net Investment Income	(0.00	) (2)	(0.05)	—		—	—
Distributions from Net Realized Gain	(0.81)		(0.29)	(0.22)		—	—

Total Distributions	(0.81)		(0.34)	(0.22)		—	—

Net Asset Value per Share, End of Year	$26.71		$24.84	$19.81		$18.17	$16.18

Total Return	11.01%		27.53%	10.37%		12.30%	20.30%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,611,400		$1,325,609	$802,524		$432,203	$388,735
Ratio of Expenses to Average Net Assets	0.86%		0.83%	0.86%		0.90%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%		0.15%	(0.01)%		(0.23)%	(0.19)%
Portfolio Turnover Rate	25.79%		24.55%	19.74%		28.13%	23.75%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

95

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$23.59	$18.84	$17.34	$15.48	$12.92

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.02)	(0.06)	(0.09)	(0.07)
Net Realized and Unrealized Gain on Investments	2.58	5.06	1.78	1.95	2.63

Total from Investment Operations	2.48	5.04	1.72	1.86	2.56

Less Distributions:
Distributions from Net Realized Gain	(0.81)	(0.29)	(0.22)	—	—

Net Asset Value per Share, End of Year	$25.26	$23.59	$18.84	$17.34	$15.48

Total Return	10.73%	27.14%	10.06%	12.02%	19.81%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$227,231	$378,026	$292,448	$182,151	$125,638
Ratio of Expenses to Average Net Assets	1.13%	1.10%	1.14%	1.20%	1.24%
Ratio of Net Investment Loss to Average Net Assets	(0.40)%	(0.10)%	(0.31)%	(0.55)%	(0.51)%
Portfolio Turnover Rate	25.79%	24.55%	19.74%	28.13%	23.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

96

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$35.69	$26.74	$27.84	$26.52	$21.18

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.32)	(0.20)	(0.24)	(0.26)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	9.15	(0.86)	1.58	5.51

Total from Investment Operations	2.61	8.95	(1.10)	1.32	5.34

Less Distributions:
Distributions from Net Realized Gain	(5.15)	—	—	—	—

Net Asset Value per Share, End of Year	$33.15	$35.69	$26.74	$27.84	$26.52

Total Return	7.22%	33.32%	(3.95)%	4.98%	25.21%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$140,438	$165,248	$828,435	$956,904	$584,581
Ratio of Expenses to Average Net Assets	1.20%	1.18%	1.16%	1.22%	1.19%
Ratio of Net Investment Loss to Average Net Assets	(0.97)%	(0.71)%	(0.89)%	(0.88)%	(0.71)%
Portfolio Turnover Rate	75.51%	84.46%	79.27%	93.47%	105.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

97

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$34.05	$25.60	$26.73	$25.53	$20.44

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.37)	(0.29)	(0.31)	(0.32)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	2.79	8.74	(0.82)	1.52	5.32

Total from Investment Operations	2.42	8.45	(1.13)	1.20	5.09

Less Distributions:
Distributions from Net Realized Gain	(5.15)	—	—	—	—

Net Asset Value per Share, End of Year	$31.32	$34.05	$25.60	$26.73	$25.53

Total Return	6.98%	32.85%	(4.23)%	4.70%	24.90%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$32,655	$121,038	$186,245	$237,982	$187,375
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.46%	1.47%	1.44%	1.49%	1.51%
After Expense Reimbursement	1.41%	1.46%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(1.17)%	(1.02)%	(1.16)%	(1.14)%	(0.97)%
Portfolio Turnover Rate	75.51%	84.46%	79.27%	93.47%	105.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

98

TCW SMID Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,			November 1, 2010 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$14.34	$10.26	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.11)	(0.09)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.78	4.17	(0.08)	0.52

Total from Investment Operations	0.67	4.08	(0.16)	0.42

Net Asset Value per Share, End of Year	$15.01	$14.34	$10.26	$10.42

Total Return	4.67%	39.77%	(1.54)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$28,598	$31,193	$22,084	$23,057
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.23%	1.34%	1.36%	2.16%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78)%	(0.72)%	(0.75)%	(0.96)%
Portfolio Turnover Rate	66.58%	72.89%	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

99

TCW SMID Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,			November 1, 2010 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$14.34	$10.27	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.12)	(0.09)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.79	4.16	(0.07)	0.52

Total from Investment Operations	0.67	4.07	(0.15)	0.42

Net Asset Value per Share, End of Year	$15.01	$14.34	$10.27	$10.42

Total Return	4.67%	39.63%	(1.44)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$23,810	$22,968	$17,116	$22,927
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.51%	1.61%	1.64%	2.23%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.79)%	(0.72)%	(0.76)%	(0.96)%
Portfolio Turnover Rate	66.58%	72.89%	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

100

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Concentrated Value Fund, TCW Conservative Allocation Fund, TCW Growth Equities Fund, TCW Relative Value Dividend Appreciation Fund (formerly TCW Dividend Focused Fund), TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund (formerly TCW Value Opportunities Fund), TCW Select Equities Fund, TCW Small Cap Growth Fund, and TCW SMID Cap Growth Fund (collectively, the “TCW Equity and Allocation Funds”) (nine of twenty funds comprising TCW Funds, Inc.) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 17, 2014

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Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2014 to October 31, 2014)
TCW Concentrated Value Fund
I Class Shares
Actual	$1,000.00	$1,081.50	1.10%		$5.77
Hypothetical (5% return before expenses)	1,000.00	1,019.66	1.10%		5.60

N Class Shares
Actual	$1,000.00	$1,081.80	1.10%		$5.77
Hypothetical (5% return before expenses)	1,000.00	1,019.66	1.10%		5.60

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,047.10	0.28	% (1)	$1.44	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	% (1)	1.43	(1)

N Class Shares
Actual	$1,000.00	$1,043.80	0.85	% (1)	$4.38	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85	% (1)	4.33	(1)

TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,074.60	1.20%		$6.27
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%		6.11

N Class Shares
Actual	$1,000.00	$1,074.30	1.20%		$6.27
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%		6.11

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TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2014 to October 31, 2014)
TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,052.50	0.88%	$4.55
Hypothetical (5% return before expenses)	1,000.00	1,020.77	0.88%	4.48

N Class Shares
Actual	$1,000.00	$1,051.10	1.16%	$6.00
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.16%	5.90

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,048.40	0.88%	$4.54
Hypothetical (5% return before expenses)	1,000.00	1,020.77	0.88%	4.48

N Class Shares
Actual	$1,000.00	$1,047.00	1.12%	$5.78
Hypothetical (5% return before expenses)	1,000.00	1,019.56	1.12%	5.70

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$1,010.60	0.96%	$4.87
Hypothetical (5% return before expenses)	1,000.00	1,020.37	0.96%	4.89

N Class Shares
Actual	$1,000.00	$1,009.30	1.18%	$5.98
Hypothetical (5% return before expenses)	1,000.00	1,019.26	1.18%	6.01

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,105.10	0.88%	$4.67
Hypothetical (5% return before expenses)	1,000.00	1,020.77	0.88%	4.48

N Class Shares
Actual	$1,000.00	$1,103.50	1.15%	$6.10
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%	5.85

TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,098.40	1.16%	$6.14
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.16%	5.90

N Class Shares
Actual	$1,000.00	$1,097.80	1.39%	$7.35
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.39%	7.07

TCW SMID Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,077.50	1.20%	$6.28
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$1,077.50	1.20%	$6.28
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

(1)	Does not include expenses of the underlying affiliated funds.

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TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

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TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

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TCW Funds, Inc.

Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 8, 2014, the Board, including the Independent Directors, re-approved the Current Agreement with respect to each Fund for an additional one year term.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on August 26, 2014 and September 8, 2014 (the “Current Agreement Materials”) for their evaluation of the Investment Advisory and Management Agreement between the Funds and the Advisor in response to information requested by the Independent Directors, who were advised by Counsel to the Independent Directors with respect to these and other relevant matters. The Boards’ consideration of the continuation of the Current Agreement represents the Boards’ first renewal decision with respect to the Current Agreement since affiliates of the Carlyle Group, L.P. acquired a majority interest in the Advisor (the “Transaction”). The Transaction closed in early 2013 and the Boards considered its ongoing impact when considering the Current Agreement Materials. In addition, the Independent Directors met separately with Counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement after considering the following factors among others:

Nature, Extent, and Quality of Services.    The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor pursuant to the Current Agreement. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Funds as well as resources and infrastructure. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent addition of new analysts to the equity research team and new mutual-fund-administration employees. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

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Investment Performance.    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and the Report prepared by Lipper, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods, as applicable. The Independent Directors noted that investment performance of most of the Portfolios was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of the TCW Select Equities Fund, the TCW Small Cap Growth Fund, TCW Growth Equities Fund and TCW SMID Cap Growth Fund were each in the fourth or fifth quintile of the applicable Lipper peer group for multiple periods covered in the Report. The Independent Directors noted the recent underperformance of these Portfolios and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Independent Directors considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the portfolio’s respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to most of the Portfolios were at or below the median of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW SMID Cap Growth Fund, TCW Relative Value Dividend Appreciation Fund and TCW Relative Value Large Cap Fund were above the median of their respective Lipper peer groups. The Independent Directors reviewed the related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Independent Directors noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Funds in order to maintain the overall expense ratios of the Funds at competitive levels, that the Advisor had entered into contractual expense limitation agreements with respect to certain Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Independent Directors also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor and its affiliates from their relationship with the Funds was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

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Investment Management and Advisory Agreement (Continued)

Expenses and Economies of Scale.    The Independent Directors considered the potential of the Advisor to achieve economies of scale as the Funds’ portfolios grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits.    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based on the consideration discussed above and other considerations, the Boards, including the Independent Directors, approved continuation of the Current Agreement.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2014, the following Funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.10
TCW Growth Equities Fund	$1.08
TCW Relative Value Mid Cap Fund	$3.51
TCW Select Equities Fund	$0.95
TCW Small Cap Growth Fund	$5.24
TCW SMID Cap Growth Fund	$0.45

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2014:

Fund	Qualified Dividend Income
TCW Concentrated Value Fund	$139
TCW Conservative Allocation Fund	$351
TCW Growth Equities Fund	$162
TCW Relative Value Dividend Appreciation Fund	$28,481
TCW Relative Value Large Cap Fund	$13,204
TCW Relative Value Mid Cap Fund	$1,625
TCW Select Equities Fund	$9,421
TCW Small Cap Growth Fund	$451

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Concentrated Value Fund	100.00%
TCW Conservative Allocation Fund	38.44%
TCW Growth Equities Fund	20.49%
TCW Relative Value Dividend Appreciation Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Relative Value Mid Cap Fund	100.00%
TCW Select Equities Fund	100.00%
TCW Small Cap Growth Fund	5.42%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2015, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 22 funds. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (78)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (83)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since February 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (61) Chairman	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (60)	Indefinite term; Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreay — Rippe Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (retailer of apparel and accessories), and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (57)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (80)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (53)	Indefinite term; Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series), TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (55)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital Markets, LLC (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

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Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (70)*	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Advisor; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (52)*	Indefinite term; President and Chief Executive Officer	Executive Vice President and Chief Operating Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; President, Chief Executive Officer and Director, TCW Strategic Income Fund, Inc.	TCW Strategic Income Fund, Inc. (closed-end fund).

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (59)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (55)*	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, General Counsel and Secretary, TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

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Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (47)*	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, TCW Strategic Income Fund, Inc. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (50)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is the Assistant Treasurer of the Company; Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is an Assistant Secretary of the Company, and Jon-Luc Dupuy, Vice President and Senior Counsel of State Street Corporation’s Legal Administration Group, is also an Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

113

Manager of the TCW and MetWest Fund families.

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public

Accounting Firm

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Distributor

TCW Funds Distributors

865 South Figueroa Street

Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Janet E. Kerr

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

Officers

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Peter A. Brown

Senior Vice President

Patrick W. Dennis

Assistant Secretary

Jon-Luc Dupuy

Assistant Secretary

George N. Winn

Assistant Treasurer

TCW Family of Funds

Equity Funds

TCW Concentrated Value Fund

TCW Growth Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW SMID Cap Growth Fund

TCW Allocation Fund

TCW Conservative Allocation Fund

Fixed Income Funds

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

International Funds

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Growth Fund

TCW International Small Cap Fund

FUNDarEQ1114

Annual Report

FOR THE YEAR ENDED OCTOBER 31

2014

TCW Fixed Income Funds

Core Fixed Income Fund

Enhanced Commodity Strategy Fund Global Bond Fund High Yield Bond Fund Short Term Bond Fund Total Return Bond Fund

TCW Funds, Inc.

Table of Contents	October 31, 2014

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

Letter to Shareholders

David S. DeVito President, Chief Executive Officer & Director

Dear Valued Investors:

It is my pleasure to present the 2014 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2014. I would like to thank you for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2014, the TCW Funds held total net assets of approximately $19.5 billion.

This report contains information and portfolio management discussions for the following TCW Fixed Income Funds and the TCW Enhanced Commodity Strategy Fund:

TCW Core Fixed Income Bond Fund I-Share (TGCFX), N-Share (TGFNX)

TCW High Yield Bond Fund I-Share (TGHYX), N-Share (TGHNX)

TCW Short Term Bond Fund I-Share (TGSMX)

TCW Total Return Bond Fund I-Share (TGLMX), N-Share (TGMNX)

TCW Global Bond Fund I-Share (TGGBX), N-Share (TGGFX)

TCW Enhanced Commodity Strategy Fund I-Share (TGGWX), N-Share (TGABX)

The Annual Reports for the TCW Equity Funds, including the TCW Conservative Allocation Fund, and the TCW International Funds are contained in separate reports. If you are interested in receiving a copy of these reports, please call our Shareholder Services team for further information.

About the TCW Funds

The TCW Funds offer shareholders a choice of 22 funds, each targeted to specific asset classes, market segments or multiple sectors of the global equity and fixed income markets. For U.S. equities, we offer funds across the market capitalization and growth/value spectrums. In fixed income, our funds provide investors opportunities across global fixed income markets including U.S. government, corporate and high yield bonds, mortgage-backed and asset-backed securities, as well as sovereign and corporate bonds denominated in U.S. dollars and foreign currencies. Each TCW Fund is managed by investment teams with experience through many market cycles. Rigorous fundamental research, disciplined risk analysis and deep market expertise are the foundation for each of our funds.

Economic Review and Market Environment

While the harsh winter dampened first quarter data in 2014, the effects faded in the second quarter as manufacturing, housing, and employment showed improvements and both equities and fixed income sectors rallied, suggesting the unlikelihood of a recession. Continuing into the third quarter, volatility picked up in August as speculation about the Federal Reserve’s (Fed) plans for a post-QE regime in the US intensified despite encouraging signs of economic improvement. Final third quarter GDP indicated an annualized pace of expansion at 3.9% and growth in non-farm payrolls showed nine straight months of 200,000+ new jobs in pushing the unemployment rate to below 6%. Various factors have come together to support improved domestic economic conditions, including continued private sector deleveraging, easing fiscal drag and, of course, ongoing accommodation from the Fed. The healthier economy has smoothed the way for reduced purchases of US Treasury and agency mortgage securities by the Fed as 2014 has played out. As the QE asset purchases concluded in October, the focus will now be on the Fed Funds rate, namely, when hikes might start and once they do, the pace of normalization from the longstanding zero interest rate policy.

As always, reality confounds well-calibrated economic models, so even as the Fed has plotted its exit strategy for QE, economic challenges in the rest of the world have renewed programs of aggressive monetary stimulus. With growth slipping in Europe, and bearing the brunt of the sanctions imposed on Russia for invading Ukraine, the European Central Bank (ECB) launched a covered bond buying program, with Chairman Mario Draghi committing to do “whatever it takes”. Similarly, Japan’s economy remains mired in the doldrums with the initial promise of “Abe-nomics” fading as tax hikes take a toll. As a result, the Bank of Japan (BOJ) unexpectedly accelerated purchases of government bonds, exchange traded funds, and real-estate investment trusts in October. Further, falling property prices and an increasing burden of bad debt are weighing on Chinese growth, with monetary authorities so far unwilling to embark on another round of general easing. Despite the clear divergence in growth trajectories between the US and other economies, global interest rates have been directionally consistent, with yields falling (not least in some of the European peripherals, with funding shockingly cheaper than the US in some cases). It remains to be seen whether developed market interest rates will decouple from one another and move according to the fundamentals of their underlying economies or if, more likely, central banks will work to keep them low.

Following a surprisingly strong first half of 2014, volatility returned during the third quarter and didn’t ease until the end of October as capital markets grappled with some apparent valuation inconsistencies. While a flight-to-quality trade drove US Treasury rates to 2014 lows and caused most non-government fixed income sectors to underperform

Letter to Shareholders (Continued)

government debt during the third quarter, equity markets continued their ascent with the S&P 500 Index surpassing 2,000 for the first time in history. On a year-over-year basis, however, government debt generally underperformed. Specifically, non-agency mortgage-backed securities (MBS) experienced some softness during the third quarter but was able to generate a positive return in excess of all other fixed income sectors due to positive carry associated with cash flows. Improving fundamentals such as voluntary prepayments also supported the sector, while new issuance remained minimal. Asset-backed securities (ABS) performed in line with the Aggregate fixed income universe year-over-year, though non-traditional ABS such as student loans led the sector and floating rate issues outpaced fixed rate ABS by a significant margin for 2014. Uncertainty surrounding the timing of changes to the Fed’s accommodative policy pushed agency mortgages wider in July and August, though increased sponsorship from yield-based buyers drove tightening in September and October as the US Treasury sell-off created attractive opportunities. Agency MBS gained over 4%, modestly outperforming duration-matched US Treasuries as spreads came in by nearly 20 bps. Meanwhile, while corporate credit posted solid positive performance of over 6% for the year, the sector was weighed down later in the period by weakening liquidity conditions, merger and acquisition headlines (especially among industrial sectors such as food and beverage and pharmaceuticals), the Treasury Department’s anti-tax inversion rules, and heavy new issuance. Specifically, commodity-related sectors such as energy and metals and mining experienced significant widening in September and October as commodity price pressures continued. Similarly, high yield corporates returned nearly 6% for the year due to a strong first half, but struggled as risk premiums increased by nearly 80 bps from June to October as broad conditions weakened sponsorship, prompting outflows, and falling commodity prices weighed on energy and metals and mining companies. Not surprisingly, emerging market debt also saw spreads widen during the same period, though to a lesser degree than high yield. The flight to quality trade was further reflected by the continued decline in long US Treasury yields as the fiscal year came to a close on October 31, with 10 and 30-Year yields closing at 2.34% and 3.07%, down 22 and 57 bps year-over-year, respectively, while yields in the belly of the curve increased; 3- and 5-Year maturities were up around 30 bps each, reflecting the shift in assumptions about the timing and pace of Fed rate hikes.

The Economy and Market Ahead

Growth in the US, though still not robust, appears to be picking up and moving out of the recent range near 2%. Barring any unforeseen and unexpected exogenous events, growth in the 2.5% to 3% range seems achievable. The Fed’s prolonged period of stimulus has pushed interest rates lower, squeezed volatility out of markets and encouraged speculation in credit markets by keeping money cheap and driving investors out the risk spectrum in their search for yield. However, as tapering concludes and the Fed enacts a normalization of policy through its exit strategy, there will be upward pressure on rates, particularly if inflation appears. As a result, Fund strategy continues to be largely influenced by a view that interest rate pressures will heighten over time and that late-stage credit cycle dynamics such as increased leverage and looser underwriting standards warrant a cautious and selective investment strategy. Interest rate risk is constrained via a shorter-than-Index duration position and credit risk is managed via selective asset allocation across non-government fixed income sectors.

Thematically, strategy across the Funds remains consistent heading into 2015. Non-agency MBS continues to offer some of the most compelling opportunities in the fixed income universe and therefore continues to represent a sizable allocation within the Funds where suitable, with positioning reflecting a high degree of selectivity as differentiation of collateral pools become increasingly important. ABS and commercial MBS also continue to appear relatively attractive, with security selection focused on non-traditional ABS collateral types such as student loans while the emphasis among commercial MBS has shifted to agency-backed issues with some exposure to super-senior tranches of seasoned and de-levered non-agency commercial MBS. Corporate credit has become marginally less attractive with deteriorating underwriting standards and low yield compensation, informing a reduced allocation. Positioning favors financials and utilities given their limited re-leveraging risk and reasonable yield premiums. Industrial credits represent an underweight, with select positioning focused on asset heavy companies with stable cash flows and strong balance sheets. Outside of the investment grade space, the allocation to bank loans and high yield corporates emphasizes issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility. In the High Yield Fund, this approach manifests itself in a tilt away from the lower quality and less well-collateralized segments of the market, reducing potential risk as the credit cycle ages.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

The TCW Core Fixed Income Fund performed in line with the Barclays Aggregate Index over the past year. Although the relative underweight to corporate and non-corporate credits weighed on performance, favorable issue selection among investment grade corporates and the allocation to municipals helped to offset some of the drag. Issue selection among ABS favoring non-traditional sectors also contributed to performance as sectors such as small balance commercial loans and student loans benefitted from premium carry and lower spreads. Meanwhile, the defensive duration position detracted from returns as U.S. Treasury rates declined during the year.

The TCW Global Bond Fund performed in line with the Global Aggregate

Index over the past year. Returns benefitted from the relative overweight to the U.S. Dollar as improving growth prospects drove demand for the currency and from a relative underweight to the Yen, Pound and Euro given the decline in these currencies amid weaker growth expectations and low interest rates. Meanwhile, the Fund remained overweight the U.S., which weighed on returns as the U.S. lagged other markets where yields have fallen significantly. The emphasis on financials and allocation to non-agency residential MBS added on the margin as both sectors outpaced the Index, however, the defensive duration position weighed on returns as U.S. Treasury rates fell.

The TCW High Yield Bond Fund gained nearly 5.3% over the year, though a relative overweight to metals and mining credits resulted in a drag as slowing global growth weighed on demand for commodity-based credits and falling oil prices weighed on the energy sector. Nevertheless, the risk-adjusted return profile for the Fund remains very appealing and the Fund should be well-poised to capitalize as the credit cycle continues to mature and volatility picks up. Overall, the Fund continues to exhibit favorable default and loss-given-default measures, which is anticipated to benefit the Fund as the market becomes more discriminating in the quarters ahead.

The TCW Short Term Bond Fund outpaced the Citigroup 1-Year Treasury Index over the past year. Outperformance was attributable to the broad sector exposure in the Fund and underweight to lagging U.S. Treasury issues. Corporates bested duration-matched Treasuries by 200 bps during the period, rewarding the Fund’s relative overweight to the sector, with further contributions coming from the modest allocation to municipal bonds. Commercial MBS holdings also added to returns as the sector remained well bid, while non-agency residential MBS (not held in the Index) holdings contributed on the margin, particularly issues backed by subprime and option ARM collateral as solid demand and continued improvements in the underlying collateral helped prices to push higher.

The TCW Total Return Bond Fund outpaced the Barclays Aggregate Bond Index over the past year, despite a drag from the defensive duration position as U.S. Treasury rates fell and the lack of exposure to the corporate sector which outpaced the Index during the period. Outperformance was driven by the Fund’s allocation to non-agency residential MBS (not held in the Index), particularly issues backed by subprime and option ARM collateral as solid demand and continued improvements in the underlying collateral helped prices to push higher. Commercial MBS and ABS also contributed as both sectors remained well bid, particularly non-traditional ABS such as student loan ABS which can provide higher quality collateral and robust structures while still offering a reasonable yield premium over Treasuries or comparable corporates.

A Disciplined Value Philosophy

As we get set to see a winding down of the longstanding quantitative easing program of the Federal Reserve and, again, expect challenges as our government leaders grapple with midterm elections in Washington and the ongoing budget and the debt ceiling debates, it is as important as ever to maintain our long-term perspective and value-oriented discipline to carry through to our investment management. Key to this is diversification and risk control, with an awareness to opportunities that generate returns and protect those gains as they are earned.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2015.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

Letter to Shareholders (Continued)

TCW Core Fixed Income Bond Fund

	Average Annualized Total Return Through October 31, 2014
	1 Year	3 Year	5 Year	10 Year
I Class	4.14%	3.69%	5.45%	5.90%
N Class	3.68%	3.33%	5.09%	5.57%
Barclays Aggregate Bond Index	4.14%	2.73%	4.22%	4.64%

Note:	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Enhanced Commodity Strategy Fund

	Average Annualized Total Return Through October 31, 2014
	1 Year	3 Year	Since Inception
I Class (Inception: April 1, 2011)	(3.90)%	(4.21)%	(6.86)%
N Class (Inception: April 1, 2011)	(3.92)%	(4.22)%	(6.86)%
Dow Jones UBS Commodity Total Return Index	(5.94)%	(7.61)%	(9.63)%

Note:	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Letter to Shareholders (Continued)

TCW Global Bond Fund

	Average Annualized Total Return Through October 31, 2014
	1 Year	Since Inception
I Class (Inception: December 1, 2011)	0.21%	4.10%
N Class (Inception: December 1, 2011)	0.21%	4.10%
Barclays Global Aggregate Bond Index	0.22%	1.35%

Note:	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

	Average Annualized Total Return Through October 31, 2014
	1 Year	3 Year	5 Year	10 Year
I Class	5.25%	7.86%	8.25%	6.29%
N Class	5.24%	7.78%	8.10%	6.05%
Citigroup High Yield Cash Pay Capped Index	5.36%	8.86%	9.95%	7.64%

Note:	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Letter to Shareholders (Continued)

TCW Short Term Bond Fund

	Average Annualized Total Return Through October 31, 2014
	1 Year	3 Year	5 Year	10 Year
I Class	0.65%	1.35%	2.77%	2.38%
Citigroup 1-Year Treasury Index	0.31%	0.30%	0.44%	1.99%

Note:	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(continues on next page)

TCW Total Return Bond Fund

	Average Annualized Total Return Through October 31, 2014
	1 Year	3 Year	5 Year	10 Year
I Class	4.49%	6.62%	6.70%	7.01%
N Class	4.24%	6.34%	6.41%	6.71%
Barclays Aggregate Bond Index	4.14%	2.73%	4.22%	4.64%

Note:	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (18.7% of Net Assets)

	Airlines (0.6%)
$60,520	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	$67,933
800,689	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 7.25%, due 05/10/21 (EETC)	927,298
1,029,977	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 9%, due 01/08/18 (EETC)	1,136,837
857,164	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC)	948,773
516,474	Northwest Airlines LLC Pass-Through Certificates, (01-1-A1), 7.041%, due 10/01/23 (EETC)	604,274
580,533	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24 (EETC)	656,003
2,280,501	US Airways Group, Inc. Pass-Through Certificates, (12-1A), 5.9%, due 04/01/26 (EETC)	2,558,437
955,909	US Airways Group, Inc. Pass-Through Certificates, (12-2-A), 4.625%, due 12/03/26 (EETC)	1,003,107

	Total Airlines	7,902,662

	Banks (5.7%)
2,306,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (1)	2,307,141
1,500,000	Bank of America Corp., 1.105%, due 04/01/19 (2)	1,511,758
1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,228,052
2,550,000	Bank of America N.A., 0.514%, due 06/15/16 (2)	2,537,977
1,000,000	Bank of America N.A., 0.534%, due 06/15/17 (2)	993,204
1,250,000	Bank of America N.A., 5.3%, due 03/15/17	1,356,160
2,300,000	Bank of America N.A., 6.1%, due 06/15/17	2,550,586
2,500,000	Bank of New York Mellon Corp. (The), 1.7%, due 11/24/14	2,501,808
250,000	Barclays Bank PLC (United Kingdom), 5%, due 09/22/16	268,200
1,000,000	Chase Capital VI, 0.864%, due 08/01/28 (2)	867,500
1,930,000	Citigroup, Inc., 1.194%, due 07/25/16 (2)	1,947,714
1,062,000	Citigroup, Inc., 4.7%, due 05/29/15	1,087,019
4,717,000	Citigroup, Inc., 5.3%, due 01/07/16	4,963,867
1,110,000	Citigroup, Inc., 5.375%, due 08/09/20	1,262,085
425,000	Citigroup, Inc., 6%, due 08/15/17	474,508
275,000	Citigroup, Inc., 6.125%, due 05/15/18	312,610
725,000	Citigroup, Inc., 8.5%, due 05/22/19	910,559
3,500,000	Commonwealth Bank of Australia/New York, 1.95%, due 03/16/15	3,520,909
1,495,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	1,775,097
475,000	First Chicago NBD Institutional Capital I, 0.79%, due 02/01/27 (2)	418,000
1,500,000	Goldman Sachs Group, Inc. (The), 1.835%, due 11/29/23 (2)	1,550,910
1,000,000	Goldman Sachs Group, Inc. (The), 5.25%, due 07/27/21	1,118,964
2,000,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	2,240,952
50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	57,593

See accompanying notes to financial statements.

TCWCore Fixed Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$1,550,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	$1,752,317
4,000,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (1)	4,497,955
1,500,000	JPMorgan Chase & Co., 3.15%, due 07/05/16	1,552,730
475,000	JPMorgan Chase & Co., 7.25%, due 02/01/18	552,591
500,000	JPMorgan Chase Bank N.A., 5.875%, due 06/13/16	538,802
3,875,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	4,342,604
730,000	JPMorgan Chase Capital XIII, 1.183%, due 09/30/34 (2)	633,275
5,750,000	JPMorgan Chase Capital XXI, 1.189%, due 01/15/87 (2)	4,980,937
2,000,000	JPMorgan Chase Capital XXIII, 1.234%, due 05/15/77 (2)	1,630,000
850,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	987,310
2,750,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (1)	3,161,070
1,290,000	Morgan Stanley, 0.681%, due 10/18/16 (2)	1,292,703
400,000	Morgan Stanley, 0.711%, due 10/15/15 (2)	401,338
575,000	Morgan Stanley, 5.45%, due 01/09/17	624,009
600,000	Morgan Stanley, 5.5%, due 07/24/20	678,652
750,000	Morgan Stanley, 5.625%, due 09/23/19	848,638
975,000	Morgan Stanley, 6.625%, due 04/01/18	1,117,392
375,000	Morgan Stanley, 7.3%, due 05/13/19	448,081
3,000,000	Royal Bank of Scotland PLC (The) (United Kingdom), 2.55%, due 09/18/15	3,043,587
875,000	Royal Bank of Scotland PLC (The) (United Kingdom), 6.1%, due 06/10/23	949,486

	Total Banks	71,796,650

	Chemicals (0.0%)
101,000	Rohm and Haas Co., 6%, due 09/15/17	113,201

	Commercial Services (0.5%)
1,250,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35 (1)	1,135,221
4,185,000	Catholic Health Initiatives, 4.2%, due 08/01/23	4,393,994

	Total Commercial Services	5,529,215

	Diversified Financial Services (1.1%)
3,000,000	Ford Motor Credit Co. LLC, 1.7%, due 05/09/16	3,023,204
565,000	General Electric Capital Corp., 0.618%, due 05/05/26 (2)	536,324
3,315,000	General Electric Capital Corp., 0.714%, due 08/15/36 (2)	2,898,959
2,000,000	General Electric Capital Corp., 3.1%, due 01/09/23	2,005,706
1,000,000	General Electric Capital Corp., 3.15%, due 09/07/22	1,010,659
1,250,000	General Electric Capital Corp., 4.375%, due 09/16/20	1,370,971
1,000,000	General Electric Capital Corp., 4.65%, due 10/17/21	1,116,071
250,000	General Electric Capital Corp., 5.5%, due 01/08/20	288,875
1,000,000	International Lease Finance Corp., (144A), 6.75%, due 09/01/16 (1)	1,073,750

	Total Diversified Financial Services	13,324,519

	Electric (1.3%)
2,250,000	El Paso Electric Co., 3.3%, due 12/15/22	2,211,419
3,000,000	Entergy Mississippi, Inc., 3.1%, due 07/01/23	2,990,828

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Electric (Continued)
$900,000	FirstEnergy Corp., 7.375%, due 11/15/31	$1,072,155
3,300,000	Metropolitan Edison Co., (144A), 3.5%, due 03/15/23 (1)	3,285,855
1,000,000	Niagara Mohawk Power Corp., (144A), 2.721%, due 11/28/22 (1)	978,711
400,000	NiSource Finance Corp., 6.8%, due 01/15/19	473,224
150,000	Oncor Electric Delivery Co. LLC, 5.25%, due 09/30/40	175,058
2,545,000	Public Service Co. of New Mexico, 7.949%, due 05/15/18	3,038,025
250,000	Southern Power Co., 4.875%, due 07/15/15	257,641
1,000,000	Tucson Electric Power Co., 5.15%, due 11/15/21	1,117,517

	Total Electric	15,600,433

	Energy-Alternate Sources (0.1%)
1,307,410	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (1)	1,509,112

	Engineering & Construction (0.3%)
2,000,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 3.9%, due 03/22/23 (1)	2,058,356
1,000,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21 (1)	1,116,208

	Total Engineering & Construction	3,174,564

	Environmental Control (0.0%)
50,000	Waste Management, Inc., 7%, due 07/15/28	66,700

	Food (0.0%)
143,000	Kraft Foods Group, Inc., 5.375%, due 02/10/20	162,585

	Gas (0.2%)
460,000	CenterPoint Energy Resources Corp., 6.15%, due 05/01/16	495,051
1,750,000	CenterPoint Energy Resources Corp., 6.25%, due 02/01/37	2,175,375

	Total Gas	2,670,426

	Healthcare-Products (0.0%)
250,000	Covidien International Finance S.A. (Ireland), 6%, due 10/15/17	282,759

	Healthcare-Services (1.6%)
2,545,000	Hartford HealthCare Corp., 5.746%, due 04/01/44	2,948,226
3,000,000	North Shore Long Island Jewish Health Care, Inc., 4.8%, due 11/01/42	3,010,491
1,305,000	North Shore Long Island Jewish Health Care, Inc., 6.15%, due 11/01/43	1,680,888
3,000,000	NYU Hospitals Center, 4.428%, due 07/01/42	2,943,831
60,000	NYU Hospitals Center, 5.75%, due 07/01/43	71,116
3,860,000	Providence Health & Services Obligated Group, 1.185%, due 10/01/17 (2)	3,882,436
3,290,000	Saint Barnabas Health Care System, 4%, due 07/01/28	3,218,565
2,270,000	Sutter Health, 2.286%, due 08/15/53	2,231,768
175,000	WellPoint, Inc., 5.875%, due 06/15/17	194,752

	Total Healthcare-Services	20,182,073

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Insurance (1.8%)
$425,000	Berkshire Hathaway Finance Corp., 4.85%, due 01/15/15	$428,769
1,625,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (1)	2,140,791
2,250,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (1)(2)	2,474,478
800,000	MetLife, Inc., 4.368%, due 09/15/23	863,467
300,000	MetLife, Inc., 5.7%, due 06/15/35	365,874
2,300,000	Metropolitan Life Global Funding I, (144A), 0.761%, due 07/15/16 (1)(2)	2,318,632
3,460,000	Metropolitan Life Global Funding I, (144A), 3.875%, due 04/11/22 (1)	3,673,378
4,000,000	Pricoa Global Funding I, (144A), 1.6%, due 05/29/18 (1)	3,964,227
1,000,000	Prudential Financial, Inc., 4.5%, due 11/15/20	1,088,748
717,857	Prudential Holdings LLC, (144A), 8.695%, due 12/18/23 (1)	932,610
3,700,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	3,949,750

	Total Insurance	22,200,724

	Iron & Steel (0.0%)
380,000	ArcelorMittal (Luxembourg), 5%, due 02/25/17	402,800

	Media (0.0%)
200,000	NBCUniversal Media LLC, 5.15%, due 04/30/20	227,725

	Mining (0.2%)
2,400,000	Barrick Gold Corp. (Canada), 4.1%, due 05/01/23	2,311,491
300,000	Southern Copper Corp. (Peru), 7.5%, due 07/27/35	358,044

	Total Mining	2,669,535

	Oil & Gas (0.0%)
250,000	Anadarko Petroleum Corp., 5.95%, due 09/15/16	271,825

	Pharmaceuticals (0.0%)
250,000	Eli Lilly & Co., 5.2%, due 03/15/17	274,108

	Pipelines (1.6%)
1,000,000	El Paso Pipeline Partners Operating Co. LLC, 5%, due 10/01/21	1,072,435
1,050,000	Enterprise Products Operating LLC, 3.35%, due 03/15/23	1,042,379
2,000,000	Florida Gas Transmission Co. LLC, (144A), 3.875%, due 07/15/22 (1)	2,103,310
500,000	Florida Gas Transmission Co. LLC, (144A), 4%, due 07/15/15 (1)	511,059
250,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (1)	304,276
675,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	780,498
825,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, due 06/01/19	1,010,356
2,500,000	Plains All American Pipeline LP/PAA Finance Corp., 2.85%, due 01/31/23	2,401,599
3,350,000	Ruby Pipeline LLC, (144A), 6%, due 04/01/22 (1)	3,764,006
2,590,000	Southern Natural Gas Co. LLC, 7.35%, due 02/15/31	3,171,013
1,005,000	Tennessee Gas Pipeline Co., 8%, due 02/01/16	1,090,943
2,090,000	Tennessee Gas Pipeline Co., 8.375%, due 06/15/32	2,793,642
375,000	TransCanada PipeLines, Ltd. (Canada), 6.1%, due 06/01/40	456,146

	Total Pipelines	20,501,662

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Real Estate (0.1%)
$850,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	$924,746

	REIT (3.1%)
2,250,000	Alexandria Real Estate Equities, Inc., 4.6%, due 04/01/22	2,384,028
3,000,000	ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2%, due 02/06/17	2,927,245
1,000,000	AvalonBay Communities, Inc., 3.95%, due 01/15/21	1,059,094
2,200,000	Boston Properties LP, 5.875%, due 10/15/19	2,540,677
960,000	ERP Operating LP, 6.584%, due 04/13/15	984,285
3,000,000	Essex Portfolio LP, 3.625%, due 08/15/22	3,057,973
2,295,000	HCP, Inc., 3.875%, due 08/15/24	2,299,482
3,000,000	HCP, Inc., 6%, due 01/30/17	3,311,202
715,000	HCP, Inc., 6.3%, due 09/15/16	783,152
605,000	Health Care REIT, Inc., 3.75%, due 03/15/23	603,047
545,000	Health Care REIT, Inc., 4.95%, due 01/15/21	596,891
3,400,000	Health Care REIT, Inc., 6.125%, due 04/15/20	3,942,269
710,000	Health Care REIT, Inc., 6.5%, due 03/15/41	901,322
2,900,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	3,241,508
350,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	387,272
1,459,000	Highwoods Realty LP, 7.5%, due 04/15/18	1,718,228
300,000	Liberty Property LP, 5.125%, due 03/02/15	304,343
1,925,000	Nationwide Health Properties, Inc., 6%, due 05/20/15	1,980,159
2,440,000	SL Green Realty Corp., 5%, due 08/15/18	2,634,226
1,000,000	SL Green Realty Corp., 7.75%, due 03/15/20	1,197,116
150,000	UDR, Inc., 5.25%, due 01/15/15	151,346
1,500,000	Ventas Realty LP/Ventas Capital Corp., 2.7%, due 04/01/20	1,489,999

	Total REIT	38,494,864

	Telecommunications (0.5%)
1,625,000	AT&T, Inc., 2.625%, due 12/01/22	1,549,999
739,000	AT&T, Inc., 6.5%, due 09/01/37	914,913
1,500,000	Qwest Corp., 7.25%, due 09/15/25	1,759,535
2,000,000	Verizon Communications, Inc., 1.984%, due 09/14/18 (2)	2,101,493
125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	152,350

	Total Telecommunications	6,478,290

	Total Corporate Bonds (Cost: $221,746,212) (18.7%)	234,761,178

	Municipal Bonds (1.3%)
1,465,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	1,521,769
2,640,000	City of Houston, Texas, General Obligation, 6.29%, due 03/01/32	3,302,270
1,500,000	City of New York, General Obligation Unlimited, 5.047%, due 10/01/24	1,709,310
1,250,000	City of New York, General Obligation Unlimited, 5.517%, due 10/01/37	1,510,100
875,000	Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York, 4.93%, due 04/01/20	959,858
250,000	Illinois State, Build America Bonds, 4.421%, due 01/01/15	251,575
1,500,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	1,574,445

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Municipal Bonds (Continued)
$1,505,000	Illinois State, General Obligation Unlimited, 4.95%, due 06/01/23	$1,573,342
3,000,000	Illinois State, General Obligation Unlimited, 6.2%, due 07/01/21	3,339,570
730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	825,075

	Total Municipal Bonds (Cost: $15,787,821)	16,567,314

	Foreign Government Bonds (0.5%)
6,030,000	Kommunalbanken A.S. (Norway), (144A), 1.125%, due 05/23/18 (1)	5,976,491
200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	217,509

	Total Foreign Government Bonds (Cost: $6,213,956)	6,194,000

	Asset-Backed Securities (9.7%)
2,080,513	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 01/17/73 (1)	2,193,364
2,361,932	321 Henderson Receivables I LLC (14-2A-A), (144A), 3.61%, due 01/17/73 (1)	2,363,589
2,800,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.252%, due 12/27/44 (1)(2)	2,810,763
2,500,000	ALM Loan Funding (12-7A-A1), (144A), 1.651%, due 10/19/24 (1)(2)	2,490,373
2,350,000	AMMC CDO (14-14A-A1L), (144A), 1.798%, due 07/27/26 (1)(2)	2,336,424
1,000,000	Babson CLO, Ltd. (14-IIA-A), (144A), 1.656%, due 10/17/26 (1)(2)	992,857
1,600,000	Ballyrock CLO, Ltd. (14-1A-A1), (144A), 1.711%, due 10/20/26 (1)(2)(3)	1,599,985
2,320,733	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.382%, due 12/25/36 (1)(2)	2,097,846
1,585,901	Beacon Container Finance LLC (12-1A-A), (144A), 3.72%, due 09/20/27 (1)	1,615,812
1,880,791	Brazos Education Loan Authority, Inc. (12-1-A1), 0.852%, due 12/26/35 (2)	1,868,546
661,675	Brazos Higher Education Authority, Inc. (06-2-A9), 0.244%, due 12/26/24 (2)	651,077
675,000	Brazos Higher Education Authority, Inc. (10-1-A2), 1.438%, due 02/25/35 (2)	693,000
1,695,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.288%, due 11/25/33 (2)	1,723,076
1,972,000	CAL Funding II, Ltd. (12-1A-A), (144A), 3.47%, due 10/25/27 (1)	1,975,376
4,082,591	Cent CLO 19 LP (13-19A-A1A), (144A), 1.563%, due 10/29/25 (1)(2)	4,048,652
1,247,118	College Loan Corp. Trust (05-2-A3), 0.361%, due 04/15/25 (2)	1,243,240
1,187,500	Cronos Containers Program, Ltd. (12-2A-A), (144A), 3.81%, due 09/18/27 (1)	1,188,952
3,462,949	Educational Funding of the South, Inc. (11-1-A2), 0.884%, due 04/25/35 (2)	3,474,600
1,712,732	Educational Services of America, Inc. (12-2-A), (144A), 0.882%, due 04/25/39 (1)(2)	1,714,399
2,500,000	Flatiron CLO, Ltd. (14-1A-A1), (144A), 1.616%, due 07/17/26 (1)(2)	2,480,838
3,341,704	GCO Education Loan Funding Trust (06-2AR-A1RN), (144A), 0.805%, due 08/27/46 (1)(2)	3,259,273
280,188	GE Business Loan Trust (03-1-A), (144A), 0.583%, due 04/15/31 (1)(2)	271,228
232,641	GE Business Loan Trust (04-1-A), (144A), 0.443%, due 05/15/32 (1)(2)	225,601
1,028,094	GE Business Loan Trust (04-2A-A), (144A), 0.373%, due 12/15/32 (1)(2)	1,002,298
3,358,875	Global SC Finance SRL (14-1A-A2), (144A), 3.09%, due 07/17/29 (1)	3,317,285
2,907,415	Higher Education Funding I (14-1-A), (144A), 1.288%, due 05/25/34 (1)(2)	2,923,159
1,978,065	Iowa Student Loan Liquidity Corp. (11-1-A), 1.484%, due 06/25/42 (2)	2,034,143
2,400,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.207%, due 07/20/43 (2)	2,386,937
5,875,680	Navient Student Loan Trust (14-2-A), 0.852%, due 03/25/43 (2)	5,900,739
5,877,419	Navient Student Loan Trust (14-3-A), 0.832%, due 03/25/43 (2)	5,901,907
2,935,731	Navient Student Loan Trust (14-4-A), 0.832%, due 03/25/43 (2)	2,948,173

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$5,329,433	Nelnet Student Loan Trust (11-1A-A), (144A), 1.002%, due 02/25/43 (1)(2)	$5,412,780
2,965,000	Nelnet Student Loan Trust (14-4A-A2), (144A), 1.102%, due 11/25/43 (1)(2)	2,977,199
3,000,000	Nomad CLO, Ltd. (13-1A-A1), (144A), 1.431%, due 01/15/25 (1)(2)	2,958,030
2,600,000	Oak Hill Credit Partners (12-7A-A), (144A), 1.652%, due 11/20/23 (1)(2)	2,588,227
3,839,035	Oak Hill Credit Partners (13-9A-A1), (144A), 1.631%, due 10/20/25 (1)(2)	3,809,597
2,450,000	Octagon Investment Partners XI, Ltd. (07-1A-A1B), (144A), 0.495%, due 08/25/21 (1)(2)	2,415,728
2,508,081	SLC Student Loan Trust (05-3-B), 0.484%, due 06/15/40 (2)	2,287,485
3,400,000	SLM Student Loan Trust (06-2-A6), 0.404%, due 01/25/41 (2)	3,192,172
3,400,000	SLM Student Loan Trust (06-8-A6), 0.394%, due 01/25/41 (2)	3,104,766
662,291	SLM Student Loan Trust (07-6-B), 1.084%, due 04/27/43 (2)	613,332
710,000	SLM Student Loan Trust (08-2-B), 1.434%, due 01/25/29 (2)	652,544
710,000	SLM Student Loan Trust (08-3-B), 1.434%, due 04/25/29 (2)	655,975
8,380,000	SLM Student Loan Trust (08-4-A4), 1.884%, due 07/25/22 (2)	8,825,870
710,000	SLM Student Loan Trust (08-4-B), 2.084%, due 04/25/29 (2)	716,283
710,000	SLM Student Loan Trust (08-5-B), 2.084%, due 07/25/29 (2)	731,295
710,000	SLM Student Loan Trust (08-6-B), 2.084%, due 07/25/29 (2)	716,425
710,000	SLM Student Loan Trust (08-7-B), 2.084%, due 07/25/29 (2)	715,372
710,000	SLM Student Loan Trust (08-8-B), 2.484%, due 10/25/29 (2)	747,672
710,000	SLM Student Loan Trust (08-9-B), 2.484%, due 10/25/29 (2)	751,162
2,000,000	SLM Student Loan Trust (11-2-A2), 1.352%, due 10/25/34 (2)	2,047,097
2,600,000	SLM Student Loan Trust (12-7-A3), 0.802%, due 05/26/26 (2)(4)	2,590,243
2,624,177	SLM Student Loan Trust (13-4-A), 0.702%, due 06/25/27 (2)	2,620,359
705,000	TAL Advantage I LLC (06-1A-NOTE), (144A), 0.347%, due 04/20/21 (1)(2)	699,241

	Total Asset-Backed Securities (Cost: $119,229,306)	121,562,366

	Commercial Mortgage-Backed Securities — Agency (5.3%)
3,425,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K004-A2), 4.186%, due 08/25/19	3,753,057
2,915,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K009-A2), 3.808%, due 08/25/20	3,155,142
2,755,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21 (2)	3,010,971
6,207,568	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KF02-A3), 0.782%, due 07/25/20 (2)	6,228,564
5,659,161	Federal National Mortgage Association, (12-M12-1A), 2.84%, due 08/25/22 (ACES) (2)	5,795,269
5,102,231	Federal National Mortgage Association, (12-M15-A), 2.656%, due 10/25/22 (ACES) (2)	5,182,016
6,400,000	Federal National Mortgage Association, (14-M12-FA), 0.453%, due 10/25/21 (ACES) (2)	6,439,734
5,710,885	Federal National Mortgage Association, Pool #462237, 5.525%, due 07/01/16	6,097,522
1,833,518	Federal National Mortgage Association, Pool #468048, 4.41%, due 05/01/21	2,057,454
4,314,423	Federal National Mortgage Association, Pool #745935, 5.683%, due 08/01/16 (4)	4,545,238
2,305,000	Federal National Mortgage Association, Pool #AE0134, 4.4%, due 02/01/20 (4)	2,551,421

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (Continued)
$3,958,213	Federal National Mortgage Association, Pool #AE0918, 3.665%, due 10/01/20 (4)	$4,269,721
2,156,001	Federal National Mortgage Association, Pool #Al0151, 4.378%, due 04/01/21	2,395,331
2,484,652	Federal National Mortgage Association, Pool #FN0000, 3.584%, due 09/01/20	2,664,462
3,388,320	Federal National Mortgage Association, Pool #FN0001, 3.763%, due 12/01/20	3,660,809
2,698,116	Federal National Mortgage Association, Pool #FN0003, 4.297%, due 01/01/21 (4)	2,991,872
1,970,616	NCUA Guaranteed Notes (11-C1-2A), 0.683%, due 03/09/21 (2)	1,977,082

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $66,962,199) (5.3%)	66,775,665

	Commercial Mortgage-Backed Securities — Non-Agency (3.5%)
3,450,000	Bear Stearns Commercial Mortgage Securities Trust (05-T20-A4A), 5.136%, due 10/12/42 (2)	3,541,649
1,224,290	DBRR Trust (13-EZ2-A), (144A), 0.853%, due 02/25/45 (1)(2)	1,223,098
3,400,000	GE Capital Commercial Mortgage Corp. (05-C4-A4), 5.312%, due 11/10/45 (2)	3,477,408
3,028,084	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP5-A3), 5.265%, due 12/15/44 (2)	3,033,124
4,570,000	JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-A3), (144A), 4.388%, due 02/15/46 (1)	4,948,716
5,904,866	Merrill Lynch/Countrywide Commercial Mortgage Trust (06-4-A1A), 5.166%, due 12/12/49	6,308,930
2,234,351	Morgan Stanley Capital I Trust (07-HQ12-A2FX), 5.592%, due 04/12/49 (2)	2,260,629
1,122,004	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	1,163,613
4,564,769	Wachovia Bank Commercial Mortgage Trust (05-C20-A7), 5.118%, due 07/15/42 (2)	4,642,144
3,600,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	3,804,402
2,800,000	WF-RBS Commercial Mortgage Trust (12-C7-A2), 3.431%, due 06/15/45	2,900,001
2,275,000	WF-RBS Commercial Mortgage Trust (12-C8-A3), 3.001%, due 08/15/45	2,291,524
4,300,000	WFRBS Commercial Mortgage Trust (11-C4-A3), (144A), 4.394%, due 06/15/44 (1)	4,687,446

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $45,100,790) (3.5%)	44,282,684

	Residential Mortgage-Backed Securities — Agency (24.2%)
363,706	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32	411,162
881,639	Federal Home Loan Mortgage Corp. (2575-FD), 0.603%, due 02/15/33 (PAC)(2)	890,280
558,667	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	599,481
8,296,002	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42 (4)	8,262,097
96,928	Federal Home Loan Mortgage Corp. (2875-GM), 5%, due 01/15/33 (PAC)	97,050
253,870	Federal Home Loan Mortgage Corp. (3315-S), 6.257%, due 05/15/37 (I/O) (I/F) (2)	27,226
1,191,404	Federal Home Loan Mortgage Corp. (3339-JS), 41.842%, due 07/15/37 (I/F) (2)	2,390,521
1,134,470	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	1,264,885
1,608,698	Federal Home Loan Mortgage Corp. (3380-SM), 6.257%, due 10/15/37 (I/O) (I/F) (2)	262,381
1,320,170	Federal Home Loan Mortgage Corp. (3382-FL), 0.853%, due 11/15/37 (2)	1,332,316
5,474,131	Federal Home Loan Mortgage Corp. (3439-SC), 5.747%, due 04/15/38 (I/O)(I/F) (2)	738,665
2,214,127	Federal Home Loan Mortgage Corp. (3578-DI), 6.497%, due 04/15/36 (I/O) (I/F) (2)	379,051
5,653,305	Federal Home Loan Mortgage Corp. (4139-PA), 2.5%, due 11/15/41 (PAC) (4)	5,698,700
57,707	Federal Home Loan Mortgage Corp., Pool #1A1127, 2.515%, due 01/01/37 (2)	58,236

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$4,111,204	Federal Home Loan Mortgage Corp., Pool #A97179, 4.5%, due 03/01/41	$4,540,015
39,413	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	41,757
16,987	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	18,089
32,649	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	36,360
4,566,790	Federal Home Loan Mortgage Corp., Pool #G06360, 4%, due 03/01/41 (4)	4,901,858
3,668,162	Federal Home Loan Mortgage Corp., Pool #G06498, 4%, due 04/01/41	3,924,360
2,559,485	Federal Home Loan Mortgage Corp., Pool #G06499, 4%, due 03/01/41 (4)	2,735,050
1,407,045	Federal Home Loan Mortgage Corp., Pool #G06620, 4.5%, due 07/01/41 (4)	1,543,078
3,841,727	Federal Home Loan Mortgage Corp., Pool #Q05261, 3.5%, due 12/01/41	3,997,947
5,950,244	Federal Home Loan Mortgage Corp., Pool #Q20178, 3.5%, due 07/01/43 (4)	6,184,553
366,589	Federal National Mortgage Association (01-14-SH), 10.797%, due 03/25/30 (I/F) (2)	591,777
477,837	Federal National Mortgage Association (01-34-FV), 0.652%, due 08/25/31 (2)	483,992
3,816	Federal National Mortgage Association (03-62-MA), 3.5%, due 07/25/33	3,884
2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC)	2,319,989
109,907	Federal National Mortgage Association (05-54-VM), 4.5%, due 11/25/25	110,232
1,963,163	Federal National Mortgage Association (07-89-GF), 0.672%, due 09/25/37 (2)	1,985,396
406,235	Federal National Mortgage Association (08-30-SA), 6.698%, due 04/25/38 (I/O) (I/F) (2)	49,523
557,379	Federal National Mortgage Association (08-62-SN), 6.048%, due 07/25/38 (I/O) (I/F) (2)	71,411
4,000,000	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29	4,257,924
255,365	Federal National Mortgage Association (09-68-SA), 6.598%, due 09/25/39 (I/O) (I/F) (2)	38,302
4,158,878	Federal National Mortgage Association (10-26-AS), 6.178%, due 03/25/40 (I/O)(I/F) (2)	546,094
4,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	4,315,949
38,682	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	43,377
27,537	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	31,757
130,858	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	138,975
107,543	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	116,864
133,691	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	140,993
2,340,960	Federal National Mortgage Association, Pool #AB2127, 3.5%, due 01/01/26 (4)	2,486,394
2,222,931	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41 (4)	2,310,891
3,954,435	Federal National Mortgage Association, Pool #AB3685, 4%, due 10/01/41 (4)	4,228,464
2,923,831	Federal National Mortgage Association, Pool #AB3864, 3.5%, due 11/01/41 (4)	3,043,939
5,973,035	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41 (4)	6,226,889
4,351,392	Federal National Mortgage Association, Pool #AC1604, 4%, due 08/01/39	4,663,638
1,304,464	Federal National Mortgage Association, Pool #AL0209, 4.5%, due 05/01/41	1,441,323
2,237,747	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	2,536,355
11,253,502	Federal National Mortgage Association, Pool #AT5914, 3.5%, due 06/01/43	11,642,099
5,574,812	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33 (4)	5,709,894
10,414,735	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33	10,914,317
11,305,424	Federal National Mortgage Association, Pool #MA1608, 3.5%, due 10/01/33	11,847,731
5,660,000	Federal National Mortgage Association TBA, 3% (5)	5,870,924
39,800,000	Federal National Mortgage Association TBA, 3% (5)	39,809,326

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$24,630,000	Federal National Mortgage Association TBA, 3.5% (5)	$25,468,959
2,780,000	Federal National Mortgage Association TBA, 3.5% (5)	2,937,460
44,250,000	Federal National Mortgage Association TBA, 4% (5)	46,977,597
17,245,000	Federal National Mortgage Association TBA, 4.5% (5)	18,697,352
1,701,477	Government National Mortgage Association (04-30-UC), 5.5%, due 02/20/34 (PAC)	1,831,722
909,234	Government National Mortgage Association (08-27-SI), 6.313%, due 03/20/38 (I/O) (I/F) (2)	136,829
3,572,468	Government National Mortgage Association (08-81-S), 6.043%, due 09/20/38 (I/O) (I/F) (2)	537,564
1,529,257	Government National Mortgage Association (09-66-UF), 1.152%, due 08/16/39 (2)	1,557,546
5,822,924	Government National Mortgage Association (10-1-S), 5.593%, due 01/20/40 (I/O)(I/F) (2)(4)	851,720
136,724	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	150,180
351,187	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	389,394
1,515,000	Government National Mortgage Association II TBA, 4% (5)	1,620,103
10,735,000	Government National Mortgage Association II TBA, 4.5% (5)	11,719,601
2,875,000	Government National Mortgage Association TBA, 3% (5)	2,929,580
2,420,658	NCUA Guaranteed Notes (10-R1-1A), 0.603%, due 10/07/20 (2)	2,435,821
1,424,460	NCUA Guaranteed Notes (10-R2-1A), 0.523%, due 11/06/17 (2)	1,428,049
1,145,634	NCUA Guaranteed Notes (10-R3-1A), 0.713%, due 12/08/20 (2)	1,156,752
959,596	NCUA Guaranteed Notes (10-R3-2A), 0.713%, due 12/08/20 (2)	968,895
1,390,365	NCUA Guaranteed Notes (11-R1-1A), 0.603%, due 01/08/20 (2)	1,398,756
1,348,929	NCUA Guaranteed Notes (11-R2-1A), 0.553%, due 02/06/20 (2)	1,353,819

	Total Residential Mortgage-Backed Securities — Agency (Cost: $296,593,928)	302,861,440

	Residential Mortgage-Backed Securities — Non-Agency (7.2%)
811,196	Argent Securities, Inc. (05-W2-A2B1), 0.352%, due 10/25/35 (2)	808,530
1,098,481	Asset-Backed Funding Certificates (05-WMC1-M1), 0.812%, due 06/25/35 (2)	1,085,673
2,828,331	Asset-Backed Securities Corp. Home Equity (05-HE6-M2), 0.662%, due 07/25/35 (2)	2,808,001
345,048	Banc of America Funding Corp. (06-G-2A3), 0.327%, due 07/20/36 (2)	345,342
1,624,507	Carrington Mortgage Loan Trust (05-NC5-A2), 0.472%, due 10/25/35 (2)	1,614,907
915,182	Centex Home Equity (02-C-AF6), 4.5%, due 09/25/32 (2)	924,641
1,650,473	Centex Home Equity (03-B-AF6), 3.173%, due 06/25/33 (2)	1,657,565
686,007	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35 (6)	571,752
1,980,755	Conseco Financial Corp. (98-6-A8), 6.66%, due 06/01/30	2,123,885
3,912,031	Countrywide Asset-Backed Certificates (05-11-MV1), 0.622%, due 02/25/36 (2)	3,899,012
24,996	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	26,808
399,059	First Franklin Mortgage Loan Asset-Backed Certificates (05-FF8-A2D), 0.532%, due 09/25/35 (2)	398,417
1,612,378	GSAA Trust (05-3-M1), 0.83%, due 12/25/34 (2)	1,593,365
845,000	GSAMP Trust (05-HE5-M1), 0.572%, due 11/25/35 (2)	807,283
2,035,489	HSBC Home Equity Loan Trust USA (07-1-AM), 0.397%, due 03/20/36 (2)	2,022,464
460,964	HSBC Home Equity Loan Trust USA (07-2-AM), 0.397%, due 07/20/36 (2)	452,317
2,566,483	HSBC Home Equity Loan Trust USA (07-3-APT), 1.357%, due 11/20/36 (2)	2,572,353

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,984,519	HSI Asset Securitization Corp. Trust (06-OPT1-2A3), 0.342%, due 12/25/35 (2)	$1,950,184
1,588,442	Indymac Index Mortgage Loan Trust (05-AR6-2A1), 0.392%, due 04/25/35 (2)	1,488,073
5,591,387	JPMorgan Mortgage Acquisition Corp. (05-OPT1-M1), 0.602%, due 06/25/35 (2)	5,561,875
327,896	MASTR Asset-Backed Securities Trust (05-WF1-A2D), 0.522%, due 06/25/35 (2)	327,146
1,996,981	Mid-State Trust (04-1-B), 8.9%, due 08/15/37	2,403,000
2,941,811	Morgan Stanley ABS Capital I, Inc. Trust (05-WMC6-M2), 0.902%, due 07/25/35 (2)	2,948,746
2,267,281	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.067%, due 07/25/34 (2)	2,243,524
479,549	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.688%, due 04/25/34 (2)	487,977
2,248,995	New Century Home Equity Loan Trust (05-1-A2C), 0.852%, due 03/25/35 (2)	2,236,106
4,336,158	New Century Home Equity Loan Trust (05-2-M1), 0.582%, due 06/25/35 (2)	4,285,886
4,065,901	New Century Home Equity Loan Trust (05-3-M1), 0.632%, due 07/25/35 (2)	4,053,370
7,107,984	New Century Home Equity Loan Trust (05-3-M2), 0.642%, due 07/25/35 (2)	6,817,140
4,944,550	New Century Home Equity Loan Trust (05-4-A2C), 0.522%, due 09/25/35 (2)	4,921,483
4,858,353	Nomura Resecuritization Trust (14-5R-3A1), (144A), 0.406%, due 01/26/47 (1)(2)	4,725,617
1,755,565	Park Place Securities, Inc. (04-WWF1-M2), 1.172%, due 12/25/34 (2)	1,743,859
2,898,971	Park Place Securities, Inc. (05-WCH1-M2), 0.672%, due 01/25/36 (2)	2,890,671
5,540,919	Park Place Securities, Inc. (05-WCW2-A2D), 0.522%, due 07/25/35 (2)	5,538,171
3,149,096	Park Place Securities, Inc. (05-WHQ2-A1B), 0.422%, due 05/25/35 (2)	3,144,272
3,084,696	RASC Trust (06-KS4-A3), 0.302%, due 06/25/36 (2)	3,084,332
1,067,931	Structured Asset Securities Corp. (03-34A-5A4), 2.617%, due 11/25/33 (2)	1,074,537
2,014,700	Structured Asset Securities Corp. (05-GEL4-M1), 0.675%, due 08/25/35 (2)	1,989,474
883,392	Structured Asset Securities Corp. (05-WF4-A4), 0.512%, due 11/25/35 (2)	883,553
370,694	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37 (6)	355,247
1,510,473	Wells Fargo Home Equity Trust (05-2-M1), 0.552%, due 08/25/35 (2)	1,511,820

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $86,422,994) (7.2%)	90,378,378

	U.S. Government Agency Obligations (1.4%)
5,860,000	Federal Farm Credit Bank Funding Corp., 0.173%, due 09/14/16 (2)(4)	5,861,357
6,065,000	Federal Farm Credit Bank Funding Corp., 0.182%, due 04/26/17 (2)	6,071,805
6,050,000	Federal Home Loan Bank, 0.75%, due 05/26/28 (4)	6,048,010

	Total U.S. Government Agency Obligations (Cost: $17,964,691)	17,981,172

	U.S. Treasury Securities (27.2%)
43,560,000	U.S. Treasury Bond, 3.125%, due 08/15/44	44,111,306
12,769,916	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/16 (7)	12,916,565
5,461,461	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/17 (7)	5,548,506
4,873,562	U.S. Treasury Inflation Indexed Note, 0.125%, due 07/15/24 (7)	4,742,965
1,948,258	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (7)	1,945,061
11,966,770	U.S. Treasury Inflation Indexed Note, 1.375%, due 02/15/44 (7)	13,206,997
2,366,868	U.S. Treasury Inflation Indexed Note, 1.625%, due 01/15/15 (7)	2,363,909
3,217,838	U.S. Treasury Inflation Indexed Note, 2%, due 01/15/16 (7)	3,323,676
8,000,000	U.S. Treasury Note, 0.375%, due 01/15/16 (4)	8,015,624
36,885,000	U.S. Treasury Note, 0.5%, due 07/31/16	36,957,362
65,660,000	U.S. Treasury Note, 0.5%, due 08/31/16	65,757,440

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (Continued)
$2,300,000	U.S. Treasury Note, 0.5%, due 09/30/16 (4)	$2,301,258
7,690,000	U.S. Treasury Note, 0.875%, due 09/15/16 (4)	7,749,593
16,905,000	U.S. Treasury Note, 0.875%, due 05/15/17 (4)	16,956,510
6,925,000	U.S. Treasury Note, 0.875%, due 07/15/17 (4)	6,936,513
5,200,000	U.S. Treasury Note, 1.5%, due 10/31/19	5,172,783
8,700,000	U.S. Treasury Note, 2.125%, due 01/31/21 (4)	8,789,714
94,515,000	U.S. Treasury Note, 2.375%, due 08/15/24	94,860,501

	Total U.S. Treasury Securities (Cost: $337,649,159)	341,656,283

	Total Fixed Income Securities (Cost: $1,213,671,056) (99.0%)	1,243,020,480

Number of Shares	Money Market Investments
10,452,000	Dreyfus Institutional Cash Advantage Fund, 0.01% (8)	10,452,000
11,895,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (8)	11,895,000

	Total Money Market Investments (Cost: $22,347,000) (1.8%)	22,347,000

Principal Amount	Short-Term Investments
	Certificate of Deposit (Cost: $6,000,000) (0.5%)

	Banks (0.5%)
$6,000,000	Credit Suisse/New York (Switzerland), 0.555%, due 08/24/15 (2)	5,998,794

	Discount Notes (6.9%)
13,000,000	Federal Agricultural Mortgage Corp., 0.046%, due 01/27/15 (9)	12,999,389
13,000,000	Federal Agricultural Mortgage Corp., 0.06%, due 02/11/15 (9)	12,998,921
6,000,000	Federal Home Loan Bank Discount Note, 0.05%, due 12/02/14 (9)	5,999,928
17,995,000	Federal Home Loan Bank Discount Note, 0.065%, due 11/26/14 (4)(9)	17,994,856
13,000,000	Federal Home Loan Bank Discount Note, 0.066%, due 01/23/15 (9)	12,999,415
12,000,000	Federal Home Loan Bank Discount Note, 0.073%, due 11/28/14 (9)	11,999,892
11,145,000	Federal National Mortgage Association Discount Note, 0.03%, due 01/28/15 (9)	11,144,465

	Total Discount Notes (Cost: $86,131,892)	86,136,866

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments
	Repurchase Agreements (4.7%)
$25,000,000	RBS Securities Inc., 0.09%, due 11/03/14 (collateralized by $25,510,000 Federal Home Loan Bank, 8%, due 01/01/30, valued at $25,503,368) (Total Amount to be Received Upon Repurchase $25,000,188)	$25,000,000
33,288,888	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $35,930,000 Federal Home Loan Mortgage Corp., 2.10%, due 10/17/22 valued at $33,956,257) (Total Amount to be Received Upon Repurchase $33,288,888)	33,288,888

	Total Repurchase Agreements (Cost: $58,288,888)	58,288,888

	Total Short-Term Investments (Cost: $150,420,780) (12.1%)	150,424,548

	Total Investments (Cost: $1,386,438,836) (112.9%)	1,415,792,028

	Liabilities in Excess of Other Assets (–12.9%)	(161,290,897)

	Net Assets (100.0%)	$1,254,501,131

Notes to the Schedule of Investments:

ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CDO	- Collateralized Debt Obligation.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $131,577,450 or 10.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(3)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(4)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2014.
(9)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Airlines	0.6%
Asset-Backed Securities	9.7
Banks	5.7
Chemicals	0.0	*
Commercial Mortgage-Backed Securities — Agency	5.3
Commercial Mortgage-Backed Securities — Non-Agency	3.5
Commercial Services	0.5
Diversified Financial Services	1.1
Electric	1.3
Energy-Alternate Sources	0.1
Engineering & Construction	0.3
Environmental Control	0.0	*
Food	0.0	*
Foreign Government Bonds	0.5
Gas	0.2
Healthcare-Products	0.0	*
Healthcare-Services	1.6
Insurance	1.8
Iron & Steel	0.0	*
Media	0.0	*
Mining	0.2
Municipal Bonds	1.3
Oil & Gas	0.0	*
Pharmaceuticals	0.0	*
Pipelines	1.6
REIT	3.1
Real Estate	0.1
Residential Mortgage-Backed Securities — Agency	24.2
Residential Mortgage-Backed Securities — Non-Agency	7.2
Telecommunications	0.5
U.S. Government Agency Obligations	1.4
U.S. Treasury Securities	27.2
Money Market Investments	1.8
Short-Term Investments	12.1

Total	112.9%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (1.2% of Net Assets)
$17,127	Educational Services of America, Inc. (12-2-A), (144A), 0.882%, due 04/25/39 (1)(2)	$17,144
9,965	Goal Capital Funding Trust (06-1-A3), 0.355%, due 11/25/26 (2)	9,886
7,886	Nelnet Student Loan Trust (12-5A-A), (144A), 0.752%, due 10/27/36 (1)(2)	7,876
7,014	Scholar Funding Trust (11-A-A), (144A), 1.133%, due 10/28/43 (1)(2)	7,053

	Total Asset-Backed Securities (Cost: $42,048)	41,959

	Commercial Mortgage-Backed Securities — Agency (Cost: $7,641) (0.2%)
7,623	Government National Mortgage Association (10-96-A), 2.207%, due 09/16/39	7,712

	Commercial Mortgage-Backed Securities — Non-Agency (3.7%)
8,986	Banc of America Commercial Mortgage Trust (06-5-A2), 5.317%, due 09/10/47	8,994
804	Bear Stearns Commercial Mortgage Securities Trust (04-PWR4-A3), 5.468%, due 06/11/41 (2)	804
16,134	Bear Stearns Commercial Mortgage Securities Trust (07-PW16-AAB), 5.707%, due 06/11/40 (2)	16,554
6,481	Credit Suisse Commercial Mortgage Trust (06-C1-AAB), 5.463%, due 02/15/39 (2)	6,518
20,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP2-A4), 4.738%, due 07/15/42	20,242
9,698	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP7-ASB), 5.862%, due 04/15/45 (2)	9,895
9,121	JPMorgan Chase Commercial Mortgage Securities Trust (07-LD12-ASB), 5.833%, due 02/15/51 (2)	9,598
11,274	Morgan Stanley Capital I Trust (07-IQ14-A2), 5.61%, due 04/15/49	11,359
31,574	Wachovia Bank Commercial Mortgage Trust (05-C20-A7), 5.118%, due 07/15/42 (2)	32,110
13,047	Wachovia Bank Commercial Mortgage Trust (06-C26-APB), 5.997%, due 06/15/45	13,493

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $133,900)	129,567

	Residential Mortgage-Backed Securities — Agency (3.0%)
15,093	Federal Home Loan Mortgage Corp. (3346-FA), 0.383%, due 02/15/19 (2)	15,108
12,843	Federal Home Loan Mortgage Corp. (242-F29), 0.403%, due 11/15/36 (2)	12,857
16,912	Federal National Mortgage Association (01-70-OF), 1.102%, due 10/25/31 (2)	17,249
29,506	Federal National Mortgage Association (05-W3-2AF), 0.372%, due 03/25/45 (2)	29,559
8,338	Federal National Mortgage Association (10-87-GA), 4%, due 02/25/24	8,507
8,531	Federal National Mortgage Association (93-247-FM), 1.867%, due 12/25/23 (2)	8,775
10,506	NCUA Guaranteed Notes (11-R6-1A), 0.533%, due 05/07/20 (2)(3)	10,516

	Total Residential Mortgage-Backed Securities — Agency (Cost: $100,632)	102,571

	Residential Mortgage-Backed Securities — Non-Agency (15.7%)
18,710	Banc of America Alternative Loan Trust (03-4-1A5), 5.5%, due 06/25/33	19,369
18,287	Banc of America Alternative Loan Trust (03-9-1CB5), 5.5%, due 11/25/33	18,797
2,363	Banc of America Funding Corp. (06-G-2A3), 0.327%, due 07/20/36 (2)	2,365
10,644	Bear Stearns Alt-A Trust (04-13-A1), 0.892%, due 11/25/34 (2)	10,605
7,440	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.552%, due 08/25/43 (2)	7,358
22,747	Bombardier Capital Mortgage Securitization Corp. (01-A-A), 6.805%, due 12/15/30 (2)	23,578
56,358	Centex Home Equity Loan Trust (05-A-AF5), 5.28%, due 01/25/35	58,151

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$23,472	Conseco Financial Corp. (97-7-A9), 7.37%, due 07/15/28 (2)	$24,905
16,127	Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1), 1.175%, due 11/25/33 (2)	14,013
35,309	Credit-Based Asset Servicing and Securitization LLC (05-CB4-AF3), 5.334%, due 07/25/35	36,132
19,329	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.152%, due 08/25/34 (2)	18,529
13,403	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.602%, due 10/25/34 (2)	13,472
64,362	JPMorgan Mortgage Trust (05-A6-7A1), 2.534%, due 08/25/35 (2)(4)	62,888
46,389	MASTR Seasoned Securitization Trust (04-1-4A1), 2.507%, due 10/25/32 (2)	46,620
36,718	MASTR Seasoned Securitization Trust (05-1-4A1), 2.436%, due 10/25/32 (2)	37,056
36,832	Mid-State Trust (04-1-M1), 6.497%, due 08/15/37	40,216
15,688	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 0.602%, due 07/25/34 (2)	15,220
29,644	Origen Manufactured Housing (05-A-M1), 5.46%, due 06/15/36 (2)	31,127
11,067	Residential Asset Mortgage Products, Inc. (03-RZ3-A6), 3.9%, due 03/25/33	11,144
31,249	Residential Asset Mortgage Products, Inc. (04-SL3-A2), 6.5%, due 12/25/31	33,082
21,754	Wells Fargo Mortgage-Backed Securities Trust (03-17-2A10), 5.5%, due 01/25/34	22,222

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $498,935)	546,849

	Corporate Bonds (18.8%)
	Airlines (4.1%)
85,838	Continental Airlines, Inc. Pass-Through Certificates (00-1-A1), 8.048%, due 05/01/22 (EETC)	97,318
47,042	JetBlue Airways Corp. Pass-Through Certificates (04-2-G1), 0.609%, due 02/15/18 (EETC) (2)	46,748

	Total Airlines (Cost: $135,276)	144,066

	Banks (7.2%)
10,000	Bank of America Corp., 5.625%, due 10/14/16	10,883
80,000	Bank of America N.A., 0.514%, due 06/15/16 (2)	79,623
7,000	Citigroup, Inc., 0.785%, due 08/25/36 (2)	5,653
75,000	Citigroup, Inc., 1.934%, due 05/15/18 (2)	78,039
75,000	JPMorgan Chase Bank N.A., 0.564%, due 06/13/16 (2)	74,731

	Total Banks (Cost: $242,861)	248,929

	Diversified Financial Services (Cost: $46,007) (1.6%)
60,000	General Electric Capital Corp., 0.618%, due 05/05/26 (2)	56,955

	Electric (Cost: $25,037) (0.7%)
25,000	NextEra Energy Capital Holdings, Inc., 1.339%, due 09/01/15	25,149

	Insurance (Cost: $67,574) (2.0%)
70,000	Nationwide Mutual Insurance Co., (144A), 5.81%, due 12/15/24 (1)(2)	70,000

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	REIT (3.2%)
$35,000	HCP, Inc., 2.625%, due 02/01/20	$34,711
70,000	Health Care REIT, Inc., 6.2%, due 06/01/16	75,694

	Total REIT (Cost: $107,350)	110,405

	Total Corporate Bonds (Cost: $624,105) (18.8%)	655,504

	Municipal Bond (Cost: $75,045) (2.2%)
75,000	State of Illinois, General Obligation, 4.511%, due 03/01/15	75,929

	U.S. Government Agency Obligation (Cost: $20,000) (0.6%)
20,000	Federal Farm Credit Bank, 0.207%, due 02/27/17 (2)	20,035

	Total Fixed Income Securities (Cost: $1,502,306) (45.4%)	1,580,126

Number of Shares	Money Market Investments
37,000	Dreyfus Institutional Cash Advantage Fund, 0.01% (5)	37,000
37,000	Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.04% (5)	37,000

	Total Money Market Investments (Cost: $74,000) (2.1%)	74,000

Principal Amount	Short-Term Investments
	Discount Notes (38.4%)
$95,000	Federal Home Loan Mortgage Corp. Discount Note, 0.01%, due 11/17/14 (6)	94,999
40,000	Federal Home Loan Mortgage Corp. Discount Note, 0.054%, due 02/11/15 (3)(6)	39,997
35,000	Federal Home Loan Mortgage Corp. Discount Note, 0.065%, due 12/15/14 (6)	34,999
95,000	Federal Home Loan Mortgage Corp. Discount Note, 0.08%, due 11/14/14 (6)	95,000
95,000	Federal Home Loan Mortgage Corp. Discount Note, 0.08%, due 11/12/14 (6)	95,000
75,000	Federal Home Loan Mortgage Corp. Discount Note, 0.09%, due 11/10/14 (6)	75,000
110,000	Federal Home Loan Mortgage Corp. Discount Note, 0.095%, due 11/10/14 (6)	110,000
95,000	Federal National Mortgage Association Discount Note, 0.01%, due 11/03/14 (6)	95,000
80,000	Federal National Mortgage Association Discount Note, 0.01%, due 02/18/15 (6)	79,993
80,000	Federal National Mortgage Association Discount Note, 0.05%, due 01/12/15 (6)	79,997
95,000	Federal National Mortgage Association Discount Note, 0.06%, due 02/17/15 (6)	94,992
90,000	Federal National Mortgage Association Discount Note, 0.06%, due 01/21/15 (6)	89,996
165,000	Federal National Mortgage Association Discount Note, 0.065%, due 02/11/15 (6)	164,986
140,000	Federal National Mortgage Association Discount Note, 0.07%, due 03/02/15 (6)	139,981
45,000	Federal National Mortgage Association Discount Note, 0.07%, due 12/12/14 (6)	44,998

	Total Discount Notes (Cost: $1,334,859)	1,334,938

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2014

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $101,695) (2.9%)
$101,695	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $110,000 Federal Home Loan Mortgage Corp., 2%, due 11/02/22 valued at $104,133) (Total Amount to be Received Upon Repurchase $101,695)	$101,695

	Time Deposit (Cost: $3,366) (0.1%)
3,366	State Street Euro Dollar Time Deposit, 0.01%, due 11/03/14 (3)	3,366

	Total Short-Term Investments (Cost: $1,439,920) (41.4%)	1,439,999

	Total Investments (Cost: $3,016,226) (88.9%)	3,094,125

	Excess of Other Assets over Liabilities (11.1%)	385,882

	Net Assets (100.0%)	$3,480,007

Total Return Swaps (3)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
OTC Swaps
$2,088,520	11/18/14	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index(7)	$ 5,403	$—	$ 5,403
1,387,037	11/18/14	Citigroup Global Markets, Inc.	3-Month U.S. Treasury Bills plus 0.2%	Citi Custom CIVICS H Index(8)	3,388	—	3,388

					$ 8,791	$—	$ 8,791

Notes to the Consolidated Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
OTC -	Over the Counter
REIT -	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $102,073 or 2.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(3)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Rate disclosed is the 7-day net yield as of October 31, 2014.
(6)	Rate shown represents yield-to-maturity.
(7)	Custom Index has exposure to the following commodities: HRW Wheat, Cotton, Lean Hogs, Soybean Meal, Nickel Primary, Soybean Oil, Zinc High Grade, RBOB Gasoline, SRW Wheat, Heating Oil, Silver, Coffee ‘C’ Arabica, Sugar #11, Live Cattle, Soybeans, Brent Crude Oil, Aluminum Primary, Corn, Copper High Grade, WTI Crude Oil, Natural Gas, and Gold.
(8)	Custom Index has exposure to the following commodities: Natural Gas, Crude Oil, Coffee, Brent Crude, Soybean Oil, Heating Oil, RBOB Gasoline, Gold, Kansas Wheat, Lean Hogs, Live Cattle, Lean Hogs, Gold, Brent Crude, Live Cattle, Wheat, Cotton, Soybean Meal, Zinc, Sugar, COMEX Silver, Soybeans, Aluminum, Nickel, Copper, and Corn.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Airlines	4.1%
Asset-Backed Securities	1.2
Banks	7.2
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	3.7
Diversified Financial Services	1.6
Electric	0.7
Insurance	2.0
Municipal Bonds	2.2
REIT	3.2
Residential Mortgage-Backed Securities — Agency	3.0
Residential Mortgage-Backed Securities — Non-Agency	15.7
U.S. Government Agency Obligations	0.6
Money Market Investments	2.1
Short-Term Investments	41.4

Total	88.9%

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments	October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (14.9% of Net Assets)

	Airlines (2.1%)
$188,794	American Airlines, Inc. Pass-Through Trust (13-2A), 4.95%, due 07/15/24 (EETC)	$202,717
85,493	Delta Air Lines, Inc. Pass-Through Certificates (02-1G1), 6.718%, due 07/02/24 (EETC)	98,210
19,351	US Airways Group, Inc. Pass-Through Certificates (10-1A), 6.25%, due 10/22/24 (EETC)	21,867

	Total Airlines	322,794

	Banks (7.7%)
45,000	Abbey National Treasury Services PLC (United Kingdom), (Reg. S), 1.75%, due 01/15/18 (1)	58,416
250,000	Bank of America N.A., 6.1%, due 06/15/17	277,238
200,000	BBVA Bancomer S.A. (Mexico), (144A), 6.75%, due 09/30/22 (2)	227,000
300,000	Chase Capital VI, 0.864%, due 08/01/28 (3)	260,250
110,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	123,252
40,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (2)	44,980
50,000	Macquarie Bank, Ltd. (Australia), (144A), 0.864%, due 10/27/17 (2)(3)	50,007
100,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17	104,945
50,000	Royal Bank of Scotland PLC (The) (United Kingdom), 5.625%, due 08/24/20	57,274

	Total Banks	1,203,362

	Diversified Financial Services (1.1%)
200,000	General Electric Capital Corp., 0.714%, due 08/15/36 (3)	174,899

	Insurance (1.1%)
100,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (2)(3)	109,977
65,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (2)(3)	69,387

	Total Insurance	179,364

	Real Estate (1.3%)
200,000	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), (144A), 1.75%, due 09/15/17 (2)	200,697

	REIT (1.6%)
50,000	ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2%, due 02/06/17	48,787
100,000	HCP, Inc., 2.625%, due 02/01/20	99,174
100,000	SL Green Realty Corp., 5%, due 08/15/18	107,960

	Total REIT	255,921

	Total Corporate Bonds (Cost: $2,166,530) (14.9%)	2,337,037

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Foreign Government Bonds (35.8%)
EUR	360,000	Bundesrepublik Deutschland (Germany), 2.25%, due 09/04/21 (4)	$508,526
CAD	430,000	Canada Housing Trust No. 1, (144A), 3.35%, due 12/15/20 (2)	409,367
EUR	265,000	France Government Bond OAT, 3.25%, due 10/25/21 (4)	391,441
ILS	880,000	Israel Government Bond, 5.5%, due 01/31/22	292,242
EUR	400,000	Italy Buoni Poliennali Del Tesoro, 4.5%, due 03/01/24	594,887
JPY	83,000,000	Japan Government Ten-Year Bond, 1%, due 09/20/21 (4)	779,952
JPY	15,000,000	Japan Government Thirty-Year Bond, 2%, due 03/20/42	147,234
NOK	1,350,000	Norway Government Bond, 3.75%, due 05/25/21	225,645
EUR	110,000	Portugal Obrigacoes do Tesouro OT, (Reg. S), 5.65%, due 02/15/24 (1)	164,553
EUR	200,000	Romanian Government International Bond, (Reg. S), 4.875%, due 11/07/19 (1)	286,263
SGD	350,000	Singapore Government Bond, 2.5%, due 06/01/19 (4)	286,995
	250,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (2)	275,625
EUR	53,000	Spain Government Bond, (Reg. S), 4.4%, due 10/31/23 (1)	80,124
EUR	315,000	Spain Government Bond, 5.5%, due 04/30/21	497,174
SEK	1,500,000	Sweden Government Bond, 3.5%, due 06/01/22	242,178
GBP	240,000	United Kingdom Gilt, (Reg. S), 3.75%, due 09/07/21 (1)(4)	431,284

		Total Foreign Government Bonds (Cost: $5,783,021)	5,613,490

		Asset-Backed Securities (3.5%)
	$100,000	CIFC Funding, Ltd. (12-2A-A1L), (144A), 1.634%, due 12/05/24 (2)(3)	99,514
	54,418	Educational Funding of the South, Inc. (11-1-A2), 0.884%, due 04/25/35 (3)	54,601
	37,011	GE Business Loan Trust (04-2A-A), (144A), 0.373%, due 12/15/32 (2)(3)	36,083
	47,004	Iowa Student Loan Liquidity Corp. (11-1-A), 1.484%, due 06/25/42 (3)	48,336
	115,000	Nelnet Education Loan Corp. (04-1A-B1), (144A), 1.028%, due 02/25/36 (2)(3)	91,037
	50,000	SLM Student Loan Trust (07-3-A4), 0.294%, due 01/25/22 (3)	48,361
	50,000	SLM Student Loan Trust (11-2-A2), 1.352%, due 10/25/34 (3)	51,177
	81,646	Spirit Master Funding LLC (14-1A-A1), (144A), 5.05%, due 07/20/40 (2)	86,826
	50,000	Student Loan Consolidation Center (02-2-B2), (144A), 0.999%, due 07/01/42 (2)(3)	38,704

		Total Asset-Backed Securities (Cost: $526,637)	554,639

		Commercial Mortgage-Backed Securities — Agency (1.1%)
	64,833	Federal National Mortgage Association (14-M8-FA), 0.406%, due 05/25/18 (ACES) (3)	64,853
	111,650	Federal National Mortgage Association, Pool #AL3306, 2.46%, due 04/01/23	111,043

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $176,589)	175,896

		Commercial Mortgage-Backed Securities — Non-Agency (1.1%)
	99,413	Morgan Stanley Capital I Trust (06-IQ12-A4), 5.332%, due 12/15/43	106,128
	65,000	WFRBS Commercial Mortgage Trust (11-C4-A3), (144A), 4.394%, due 06/15/44 (2)	70,857

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $180,173)	176,985

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (13.7%)
$30,960	Federal Home Loan Mortgage Corp. (2990-ND), 16.502%, due 12/15/34 (I/F) (PAC) (3)(4)	$38,006
209,036	Federal Home Loan Mortgage Corp. (3439-SC), 5.747%, due 04/15/38 (I/O) (I/F) (3)	28,207
237,008	Federal National Mortgage Association (07-52-LS), 5.898%, due 06/25/37 (I/O) (I/F) (3)	36,085
203,223	Federal National Mortgage Association (08-18-SM), 6.848%, due 03/25/38 (I/O) (I/F) (3)	30,073
146,204	Federal National Mortgage Association (09-115-SB), 6.098%, due 01/25/40 (I/O) (I/F) (3)	21,266
303,803	Federal National Mortgage Association (10-116-SE), 6.448%, due 10/25/40 (I/O) (I/F) (3)(4)	55,717
80,087	Federal National Mortgage Association (10-35-IA), 5%, due 07/25/38 (I/O)	1,799
222,293	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41	231,089
227,507	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41 (4)	237,176
88,868	Federal National Mortgage Association, Pool #AT5914, 3.5%, due 06/01/43	91,937
114,889	Federal National Mortgage Association, Pool #MA1527, 3%, due 08/01/33	117,673
100,995	Federal National Mortgage Association, Pool #MA1652, 3.5%, due 11/01/33	105,840
180,000	Federal National Mortgage Association TBA, 2.5% (5)	182,686
45,000	Federal National Mortgage Association TBA, 3% (5)	46,677
75,000	Federal National Mortgage Association TBA, 3% (5)	75,018
425,000	Federal National Mortgage Association TBA, 3.5% (5)	439,477
210,000	Federal National Mortgage Association TBA, 4% (5)	222,944
50,000	Federal National Mortgage Association TBA, 4.5% (5)	54,211
160,178	Government National Mortgage Association (11-146-EI), 5%, due 11/16/41 (I/O) (PAC) (4)	37,105
440,943	Government National Mortgage Association (11-69-GI), 5%, due 05/16/40 (I/O)	58,380
479,744	Government National Mortgage Association (12-7-PI), 3.5%, due 01/20/38 (I/O) (PAC)	44,527

	Total Residential Mortgage-Backed Securities — Agency (Cost: $2,040,194)	2,155,893

	Residential Mortgage-Backed Securities — Non-Agency (6.8%)
145,120	American Home Mortgage Investment Trust (07-1-GA1C), 0.342%, due 05/25/47 (3)	104,919
151,283	First Horizon Mortgage Pass-Through Trust (05-AR4-2A1), 2.563%, due 10/25/35 (3)(6)	133,320
67,912	Green Tree Financial Corp. (98-6-A8), 6.66%, due 06/01/30	72,819
227,659	Lehman XS Trust (06-9-A1B), 0.312%, due 05/25/46 (3)(6)	189,301
1,251,739	Merrill Lynch Alternative Note Asset Trust (07-A3-A2D), 0.482%, due 04/25/37 (3)	235,029
158,875	Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1), 2.387%, due 12/25/34 (3)	157,479
261,588	Structured Asset Mortgage Investments, Inc. (06-AR3-22A1), 1.95%, due 05/25/36 (3)	172,566

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $737,425)	1,065,433

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	U.S. Government Agency Obligations (1.5%)
$80,000	Federal Farm Credit Bank, 0.173%, due 09/14/16 (3)	$80,019
80,000	Federal Farm Credit Bank, 0.182%, due 04/26/17 (3)	80,090
80,000	Federal Farm Credit Bank, 0.204%, due 04/17/17 (3)	80,071

	Total U.S. Government Agency Obligations (Cost: $239,975)	240,180

	U.S. Treasury Securities (6.5%)
410,000	U.S. Treasury Bond, 3.125%, due 08/15/44	415,189
45,000	U.S. Treasury Note, 2.125%, due 01/31/21 (4)	45,464
565,000	U.S. Treasury Note, 2.375%, due 08/15/24 (4)	567,065

	Total U.S. Treasury Securities (Cost: $997,535)	1,027,718

	Total Fixed Income Securities (Cost: $12,848,079) (84.9%)	13,347,271

Number of Shares	Money Market Investments
161,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (7)	161,000
161,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (7)	161,000

	Total Money Market Investments (Cost: $322,000) (2.1%)	322,000

Principal Amount	Short-Term Investments
	Certificate of Deposit (Cost: $70,000) (0.5%)
	Banks (0.5%)
$70,000	Credit Suisse/New York (Switzerland), 0.555%, due 08/24/15 (3)	69,986

	Discount Notes (15.7%)
235,000	Federal Home Loan Bank Discount Note, 0.01%, due 01/23/15 (8)	234,989
370,000	Federal Home Loan Bank Discount Note, 0.06%, due 01/21/15 (8)	369,984
190,000	Federal Home Loan Bank Discount Note, 0.065%, due 11/26/14 (8)	189,999
695,000	Federal Home Loan Bank Discount Note, 0.07%, due 02/20/15 (8)	694,937
330,000	Federal Home Loan Mortgage Corp. Discount Note, 0.054%, due 02/11/15 (8)	329,973
85,000	Federal Home Loan Mortgage Corp. Discount Note, 0.075%, due 11/12/14 (4)(8)	85,000
135,000	Federal Home Loan Mortgage Corp. Discount Note, 0.065%, due 11/14/14 (8)	134,999
425,000	Federal National Mortgage Association Discount Note, 0.06%, due 01/21/15 (8)	424,981

	Total Discount Notes (Cost: $2,464,652)	2,464,862

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2014

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $478,106) (3.0%)
$478,106	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $520,000 Federal Home Loan Mortgage Corp., 2%, due 11/02/22 valued at $492,265) (Total Amount to be Received Upon Repurchase $478,106)	$478,106

	Total Short-Term Investments (Cost: $3,012,758) (19.2%)	3,012,954

	Total Investments (Cost: $16,182,837) (106.2%)	$16,682,225
	Liabilities in Excess of Other Assets (-6.2%)	(979,010)

	Total Net Assets (100.0%)	$15,703,215

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized (Depreciation)
BUY (9)
Barclays Capital	EUR	820,000	01/21/15	$1,038,889	$1,027,914	$(10,975)
Barclays Capital	JPY	86,800,000	01/21/15	811,159	775,009	(36,150)
JP Morgan Chase Bank	KRW	170,000,000	01/21/15	158,923	158,598	(325)

				$2,008,971	$1,961,521	$(47,450)

Notes to the Schedule of Investments:

CAD	- Canadian Dollar.
EUR	- Euro Currency.
GBP	- British Pound Sterling.
ILS	- Israeli Shekel.
JPY	- Japanese Yen.
KRW	- South Korean Won.
NOK	- Norwegian Krona.
SEK	- Swedish Krona.
SGD	- Singapore Dollar.
ACES	- Alternative Credit Enhancement Securities
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TBA	- To be Announced.
(1)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2014, the value of these securities amounted to $1,020,640 or 6.5% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $1,810,061 or 11.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(4)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2014.
(8)	Rate shown represents yield-to-maturity.
(9)	Fund buys foreign currency, sells U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Airlines	2.1%
Asset-Backed Securities	3.5
Banks	7.7
Commercial Mortgage-Backed Securities — Agency	1.1
Commercial Mortgage-Backed Securities — Non-Agency	1.1
Diversified Financial Services	1.1
Foreign Government Bonds	35.8
Insurance	1.1
Real Estate	1.3
REIT	1.6
Residential Mortgage-Backed Securities — Agency	13.7
Residential Mortgage-Backed Securities — Non-Agency	6.8
U.S. Government Agency Obligations	1.5
U.S. Treasury Securities	6.5
Money Market Investments	2.1
Short-Term Investments	19.2

Total	106.2%

Investments by Country

Country	Percentage of Net Assets
Australia	0.3%
Canada	2.6
France	2.5
Germany	3.2
Israel	1.9
Italy	3.8
Japan	5.9
Mexico	1.4
Netherlands	0.7
Norway	1.4
Portugal	1.1
Romania	1.8
Singapore	1.8
Slovenia	1.8
Spain	3.7
Sweden	1.5
Switzerland	0.5
United Kingdom	3.9
United States	66.4

Total	106.2%

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Bank Loans (4.2% of Net Assets)

	Auto Manufacturers (0.8%)
$250,000	Navistar International Corp., Term Loan B, 5.875%, due 08/17/17 (1)	$251,329

	Coal (0.3%)
99,500	Murray Energy Corp., First Lien Term Loan, 6.158%, due 12/05/19 (1)	98,903

	Electric (1.8%)
428,533	La Frontera Generation LLC, Term Loan, 5.527%, due 09/30/20 (1)	426,567
173,962	Utility Services Associates Inc., Term Loan B, 7.85%, due 10/18/19 (1)	173,962

	Total Electric	600,529

	Healthcare-Services (0.7%)
249,375	Regionalcare Hospitals Partners, Inc. First Lien Term Loan, 6.836%, due 04/19/19 (1)	249,063

	Media (0.6%)
200,000	Charter Communications Operating, LLC, Term Loan G, 5.329%, due 09/12/21 (1)	201,675

	Total Bank Loans (Cost: $1,391,994)	1,401,499

	Corporate Bonds (81.6%)

	Advertising (0.3%)
100,000	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., (144A), 5.875%, due 03/15/25 (2)	105,250

	Airlines (3.7%)
471,127	American Airlines, Inc. Pass-Through Trust (13-1-B), (144A), 5.625%, due 01/15/21 (EETC) (2)	484,083
188,794	American Airlines, Inc. Pass-Through Trust (13-2-A), 4.95%, due 07/15/24 (EETC)	202,717
197,148	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (EETC)	218,218
272,022	Delta Air Lines, Inc. Pass-Through Certificates (02-1G1), 6.718%, due 07/02/24 (EETC)	312,486

	Total Airlines	1,217,504

	Auto Parts & Equipment (1.6%)
500,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	542,500

	Banks (1.6%)
500,000	CIT Group, Inc., 5.25%, due 03/15/18	529,062

	Chemicals (0.3%)
75,000	Momentive Performance Materials, Inc., 3.88%, due 10/24/21	65,250
75,000	MPM Escrow LLC, 8.875%, due 10/15/20 (3)	—
20,000	WR Grace & Co — Conn, (144A), 5.125%, due 10/01/21 (2)	20,888

	Total Chemicals	86,138

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Coal (1.6%)
$250,000	Arch Coal, Inc., (144A), 8%, due 01/15/19 (2)	$165,000
375,000	Peabody Energy Corp., 4.75%, due 12/15/66 (Convertible Bond)	250,312
75,000	Walter Energy, Inc., 8.5%, due 04/15/21	20,250
205,000	Walter Energy, Inc., 9.875%, due 12/15/20	60,270
90,000	Walter Energy, Inc., (144A), 11%, due 04/01/20 (2)	41,400

	Total Coal	537,232

	Computers (0.8%)
250,000	IHS, Inc., (144A), 5%, due 11/01/22 (2)	255,000

	Diversified Financial Services (2.3%)
50,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust (Netherlands), (144A), 5%, due 10/01/21 (2)	52,125
240,000	Ally Financial, Inc., 5.125%, due 09/30/24	250,200
100,000	Ally Financial, Inc., 7.5%, due 09/15/20	119,250
70,000	General Motors Financial Co., Inc., 4.375%, due 09/25/21	73,369
250,000	International Lease Finance Corp., 6.25%, due 05/15/19	274,062

	Total Diversified Financial Services	769,006

	Electric (6.0%)
100,000	AES Corp., 3.234%, due 06/01/19 (4)	100,500
420,000	AES Corp., 5.5%, due 03/15/24	430,500
175,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21 (2)	185,500
250,000	Calpine Corp., (144A), 5.875%, due 01/15/24 (2)	270,000
40,000	Calpine Corp., (144A), 6%, due 01/15/22 (2)	43,100
85,000	Dynegy Finance I, Inc./Dynegy Finance II, Inc., (144A), 6.75%, due 11/01/19 (2)	88,400
500,000	Gabs Dynegy Danskamm, Series B, 7.67%, due 08/11/16 (3)	—
75,000	GenOn Americas Generation LLC, 8.5%, due 10/01/21	72,188
165,953	Homer City Generation LP, 8.137%, due 10/01/19	173,005
294,870	Homer City Generation LP, 8.734%, due 10/01/26	309,614
97,429	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28 (EETC)	106,624
200,000	RJS Power Holdings LLC, (144A), 5.125%, due 07/15/19 (2)	200,000

	Total Electric	1,979,431

	Engineering & Construction (1.1%)
65,000	AECOM Technology Corp., (144A), 5.75%, due 10/15/22 (2)	68,575
150,000	MasTec, Inc., 4.875%, due 03/15/23	143,250
50,000	SBA Communications Corp., (144A), 4.875%, due 07/15/22 (2)	49,255
100,000	SBA Communications Corp., 5.625%, due 10/01/19	104,750

	Total Engineering & Construction	365,830

	Food (0.2%)
55,000	Post Holdings, Inc., 7.375%, due 02/15/22	56,513

	Gas (0.4%)
125,000	Southern Star Central Corp., (144A), 5.125%, due 07/15/22 (2)	127,188

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Healthcare-Products (1.1%)
$350,000	Mallickrodt International Fiance SA/Mallinckrodt CB LLC (Luxembourg), (144A), 5.75%, due 08/01/22 (2)	$367,062

	Healthcare-Services (9.5%)
405,000	CHS/Community Health Systems, Inc., 5.125%, due 08/01/21	425,250
375,000	DaVita, Inc., 5.75%, due 08/15/22	398,906
150,000	Fresenius Medical Care US Finance II, Inc., (144A), 4.75%, due 10/15/24 (2)	151,219
20,000	Fresenius Medical Care US Finance II, Inc., (144A), 5.625%, due 07/31/19 (2)	21,550
400,000	Fresenius Medical Care US Finance II, Inc., (144A), 5.875%, due 01/31/22 (2)	438,000
50,000	HCA, Inc., 5.25%, due 04/15/25	51,875
525,000	HCA, Inc., 6.5%, due 02/15/20	587,606
400,000	HealthSouth Corp., 5.75%, due 11/01/24	422,000
180,000	LifePoint Hospitals, Inc., 5.5%, due 12/01/21	188,550
135,000	Tenet Healthcare Corp., 4.5%, due 04/01/21	136,181
325,000	Tenet Healthcare Corp., 6%, due 10/01/20	350,188

	Total Healthcare-Services	3,171,325

	Holding Companies — Diversified (0.5%)
165,000	Nielsen Co. Luxembourg SARL (The) (Luxembourg), (144A), 5.5%, due 10/01/21 (2)	171,600

	Iron & Steel (0.3%)
75,000	ArcelorMittal (Luxembourg), 10.35%, due 06/01/19	92,906

	Lodging (0.2%)
70,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., (144A), 5.625%, due 10/15/21 (2)	74,113

	Media (9.2%)
350,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, due 04/30/21	370,562
150,000	CCOH Safari LLC, 5.75%, due 12/01/24 (5)	151,219
155,000	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., (144A), 6.375%, due 09/15/20 (2)	162,363
355,000	Clear Channel Worldwide Holdings, Inc., 6.5%, due 11/15/22	372,750
100,000	CSC Holdings LLC, (144A), 5.25%, due 06/01/24 (2)	100,140
500,000	CSC Holdings LLC, 8.625%, due 02/15/19	588,750
310,000	DISH DBS Corp., 6.75%, due 06/01/21	344,875
200,000	Numericable Group SA (France), (144A), 4.875%, due 05/15/19 (2)	201,750
460,000	Sinclair Television Group, Inc., 6.125%, due 10/01/22 (6)	475,237
225,000	Time, Inc., (144A), 5.75%, due 04/15/22 (2)	220,500
55,000	Townsquare Radio LLC/Townsquare Radio, Inc., (144A), 9%, due 04/01/19 (2)	59,675

	Total Media	3,047,821

	Oil & Gas (11.7%)
175,000	Approach Resources, Inc., 7%, due 06/15/21	161,875
75,000	Chaparral Energy, Inc., 8.25%, due 09/01/21	75,750
170,000	Chesapeake Energy Corp., 4.875%, due 04/15/22	174,888
250,000	Chesapeake Energy Corp., 6.625%, due 08/15/20	283,125

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Oil & Gas (Continued)
$115,000	Cimarex Energy Co., 5.875%, due 05/01/22	$124,056
500,000	Concho Resources, Inc., 5.5%, due 04/01/23	531,250
80,000	Denbury Resources, Inc., 5.5%, due 05/01/22	79,400
50,000	Gulfport Energy Corp., (144A), 7.75%, due 11/01/20 (2)	51,135
50,000	Jupiter Resources, Inc., (144A), 8.5%, due 10/01/22 (2)	44,875
300,000	MEG Energy Corp., (144A), 6.5%, due 03/15/21 (2)	299,250
125,000	Newfield Exploration Co., 5.625%, due 07/01/24	135,000
325,000	QEP Resources, Inc., 5.25%, due 05/01/23	317,687
190,000	SandRidge Energy, Inc., 8.125%, due 10/15/22	173,375
80,000	Seventy Seven Energy, Inc., (144A), 6.5%, due 07/15/22 (2)	75,600
35,000	SM Energy Co., 6.5%, due 11/15/21	36,488
410,000	SM Energy Co., 6.5%, due 01/01/23	425,375
535,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, due 07/01/21	585,825
125,000	Whiting Petroleum Corp., 5%, due 03/15/19	130,000
200,000	WPX Energy, Inc., 5.25%, due 09/15/24	195,500

	Total Oil & Gas	3,900,454

	Packaging & Containers (2.9%)
500,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., (144A), 3.234%, due 12/15/19 (2)(4)	491,250
75,000	Ball Corp., 4%, due 11/15/23	72,375
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.75%, due 10/15/20	417,500

	Total Packaging & Containers	981,125

	Pharmaceuticals (1.7%)
180,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.75%, due 08/15/21 (2)	186,525
250,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 7.25%, due 07/15/22 (2)	265,000
110,000	VPII Escrow Corp. (Canada), (144A), 7.5%, due 07/15/21 (2)	118,250

	Total Pharmaceuticals	569,775

	Pipelines (10.5%)
350,000	Access Midstream Partners LP/ACMP Finance Corp., 5.875%, due 04/15/21	371,875
400,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6%, due 12/15/20	405,000
225,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.125%, due 03/01/22	227,250
331,000	El Paso LLC, 7.8%, due 08/01/31	408,785
120,000	El Paso LLC, 8.05%, due 10/15/30	147,000
355,000	Energy Transfer Partners LP, 3.257%, due 11/01/66 (4)	334,144
60,000	Rockies Express Pipeline LLC, (144A), 5.625%, due 04/15/20 (2)	62,850
105,000	Rockies Express Pipeline LLC, (144A), 6%, due 01/15/19 (2)	111,825
340,000	Rockies Express Pipeline LLC, (144A), 6.875%, due 04/15/40 (2)	379,950

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Pipelines (Continued)
$100,000	Rose Rock Midstream LP / Rose Rock Finance Corp., 5.625%, due 07/15/22	$100,250
210,000	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	221,025
350,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	375,812
325,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., (144A), 4.125%, due 11/15/19 (2)	330,688

	Total Pipelines	3,476,454

	Real Estate (0.1%)
50,000	CBRE Services, Inc., 5.25%, due 03/15/25	51,313

	REIT (0.5%)
70,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	73,325
95,000	Geo Group, Inc. (The), 5.875%, due 01/15/22	99,512

	Total REIT	172,837

	Semiconductors (0.4%)
125,000	Freescale Semiconductor, Inc., (144A), 5%, due 05/15/21 (2)	123,750

	Software (1.7%)
200,000	Audatex North America, Inc., (144A), 6%, due 06/15/21 (2)	212,500
305,000	First Data Corp., (144A), 6.75%, due 11/01/20 (2)	327,112
25,000	First Data Corp., (144A), 8.875%, due 08/15/20 (2)	27,125

	Total Software	566,737

	Telecommunications (11.4%)
100,000	CenturyLink, Inc., 5.8%, due 03/15/22	106,227
125,000	Inmarsat Finance PLC (United Kingdom), (144A), 4.875%, due 05/15/22 (2)	125,078
500,000	Intelsat Jackson Holdings SA (Luxembourg), 7.5%, due 04/01/21	540,000
297,000	Level 3 Financing, Inc., 7%, due 06/01/20	319,275
75,000	Level 3 Financing, Inc., 8.125%, due 07/01/19	80,625
150,000	MetroPCS Wireless, Inc., 6.625%, due 11/15/20	158,063
225,000	Qwest Corp., 7.25%, due 09/15/25	263,930
250,000	Softbank Corp. (Japan), (144A), 4.5%, due 04/15/20 (2)	253,750
475,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18 (2)	559,312
155,000	Sprint Nextel Corp., 9.25%, due 04/15/22	182,900
100,000	T-Mobile USA, Inc., 5.25%, due 09/01/18	104,125
445,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	472,813
200,000	Virgin Media Secured Finance PLC (United Kingdom), 5.25%, due 01/15/21	208,000
200,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.5%, due 01/15/25 (2)	207,000
125,000	Windstream Corp., 7.75%, due 10/15/20	133,750
50,000	Windstream Corp., 7.875%, due 11/01/17	55,750

	Total Telecommunications	3,770,598

	Total Corporate Bonds (Cost: $27,100,661) (81.6%)	27,108,524

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (0.8%)
$85,000	Babson CLO, Ltd. (13-IA-B), (144A), 1.831%, due 04/20/25 (2)(4)	$81,113
70,000	Highbridge Loan Management (3A-2014-A2), (144A), 2.081%, due 01/18/25 (2)(4)	67,025
100,000	LCM XII LP (12A-D), (144A), 4.731%, due 10/19/22 (2)(4)	100,046

	Total Asset-Backed Securities (Cost: $245,679)	248,184

	Total Fixed Income Securities (Cost: $28,738,334) (86.6%)	28,758,207

Number of Shares	Common Stock
	Electric (Cost: $85,964) (0.2%)
2,500	Dynegy, Inc. (7)	76,250

	Money Market Investments
43,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (8)	43,000

	Total Money Market Investments (Cost: $43,000) (0.1%)	43,000

Principal Amount	Short-Term Investments
	Discount Notes (9.5%)
$1,050,000	Federal Home Loan Bank Discount Note, 0.06%, due 01/23/15 (9)	1,049,953
1,050,000	Federal National Mortgage Association Discount Note, 0.06%, due 01/21/15 (9)	1,049,954
1,040,000	Federal National Mortgage Association Discount Note, 0.06%, due 02/17/15 (6)(9)	1,039,908

	Total Discount Notes (Cost: $3,139,525)	3,139,815

	Repurchase Agreement (Cost: $579,394) (1.8%)
579,394	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $625,000 Federal Home Loan Mortgage Corp., 2%, due 11/02/22 valued at $591,665) (Total Amount to be Received Upon Repurchase $579,394)	579,394

	Total Short-Term Investments (Cost: $3,718,919) (11.3%)	3,719,209

	Total Investments (Cost: $32,586,217) (98.2%)	32,596,666
	Excess of Other Assets over Liabilities (1.8%)	607,403

	Net Assets (100.0%)	$33,204,069

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2014

Credit Default Swaps — Buy Protection
Notional Amount (10)	Implied Credit Spread (11)	Expiration Date	Counterparty	Fixed Deal Pay Rate	Reference Entity	Unrealized Depreciation	Premium Paid	Value (12)
OTC Swaps
$150,000	0.93%	3/20/19	Credit Suisse International	1%	Freeport-McMoRan Copper & Gold Inc.	$(1,840)	$2,867	$1,027
350,000	1.32%	3/20/19	Goldman Sachs International	1%	ALCOA, Inc.	(10,932)	12,195	1,263
250,000	1.32%	3/20/19	Goldman Sachs International	1%	ALCOA, Inc.	(6,453)	7,356	903

						$(19,225)	$22,418	$3,193

Credit Default Swaps — Sell Protection
Notional Amount (10)	Implied Credit Spread (11)	Expiration Date	Counterparty	Fixed Deal Receive Rate	Reference Entity	Unrealized Appreciation	Premium Paid	Value (12)
$1,000,000	3.42%	12/20/19	Central Counterparty	5%	Markit CDX North America High Yield Index	$2,796	$67,195	$69,991

Notes to the Schedule of Investments:

CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
REIT	- Real Estate Investment Trust.
(1)	Rate stated is the effective yield.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $9,000,557 or 27.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(7)	Non-income producing security.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2014.
(9)	Rate shown represents yield-to-maturity.
(10)	The maximum potential amount the Fund could receive as buyer or pay as seller of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(11)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(12)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit worthiness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Advertising	0.3%
Airlines	3.7
Asset-Backed Securities	0.8
Auto Manufacturers	0.8
Auto Parts & Equipment	1.6
Banks	1.6
Chemicals	0.3
Coal	1.9
Computers	0.8
Diversified Financial Services	2.3
Electric	8.0
Engineering & Construction	1.1
Food	0.2
Gas	0.4
Healthcare-Products	1.1
Healthcare-Services	10.2
Holding Companies—Diversified	0.5
Iron & Steel	0.3
Lodging	0.2
Media	9.8
Oil & Gas	11.7
Packaging & Containers	2.9
Pharmaceuticals	1.7
Pipelines	10.5
Real Estate	0.1
REIT	0.5
Semiconductors	0.4
Software	1.7
Telecommunications	11.4
Money Market Investments	0.1
Short-Term Investments	11.3

Total	98.2%

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (6.5% of Net Assets)
$166,829	Federal Home Loan Mortgage Corp., Pool #310005, 4.933%, due 11/01/19 (1)	$170,184
100,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K009-A2), 3.808%, due 08/25/20	108,238
83,639	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K502-A1), 0.727%, due 12/25/16	83,535
102,156	Federal National Mortgage Association, Pool #467288, 2.8%, due 03/01/18	106,357
85,399	Federal National Mortgage Association, Pool #468220, 3.05%, due 06/01/16	88,052
94,147	Federal National Mortgage Association, Pool #FN0002, 3.306%, due 12/01/17	98,990
90,981	Federal National Mortgage Association, Pool #467173, 4.64%, due 01/01/21	101,843
109,056	Federal National Mortgage Association, Pool #387224, 4.86%, due 01/01/15	109,057
54,217	Federal National Mortgage Association, Pool #745506, 5.663%, due 02/01/16	56,189
105,000	Federal National Mortgage Association (14-M12-FA), 0.453%, due 10/25/21 (1)	105,652
95,109	Federal National Mortgage Association (14-M6-FA), 0.446%, due 12/25/17 (1)	95,260
75,416	Government National Mortgage Association (05-76-B), 4.886%, due 10/16/38 (1)	78,167
21,520	Government National Mortgage Association (07-12-B), 5.14%, due 12/16/36 (1)	21,965
92,637	Government National Mortgage Association (07-77-D), 5.003%, due 08/16/38 (1)	93,350
51,422	Government National Mortgage Association (11-77-A), 2.105%, due 04/16/33	51,635

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $1,297,791)	1,368,474

	Commercial Mortgage-Backed Securities — Non-Agency (10.8%)
13,569	Banc of America Commercial Mortgage Trust (06-2-A3), 5.702%, due 05/10/45 (1)	13,583
79,426	Banc of America Merrill Lynch Commercial Mortgage, Inc. (05-1-A5), 5.258%, due 11/10/42 (1)	79,607
45,000	Bear Stearns Commercial Mortgage Securities Trust (05-T20-A4A), 5.136%, due 10/12/42 (1)	46,195
58,583	Bear Stearns Commercial Mortgage Securities Trust (99-CLF1-A4), 7%, due 05/20/30 (1)	63,742
100,000	Citigroup Commercial Mortgage Trust (12-GC8-A2), 1.813%, due 09/10/45	100,939
22,683	Credit Suisse Commercial Mortgage Trust (06-C1-AAB), 5.463%, due 02/15/39 (1)	22,812
55,772	Credit Suisse Commercial Mortgage Trust (07-C1-AAB), 5.336%, due 02/15/40	58,041
28,772	Credit Suisse First Boston Mortgage Securities Corp. (05-C4-A5), 5.104%, due 08/15/38 (1)	29,337
31,352	DBRR Trust (13-EZ2-A), (144A), 0.853%, due 02/25/45 (1)(2)	31,321
81,158	GS Mortgage Securities Trust (11-GC3-A2), (144A), 3.645%, due 03/10/44 (2)	83,538
62,664	JPMorgan Chase Commercial Mortgage Securities Corp. (04-C3-A5), 4.878%, due 01/15/42	62,649
50,734	JPMorgan Chase Commercial Mortgage Securities Corp. (05-LDP1-A4), 5.038%, due 03/15/46 (1)	50,781
2,881	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP2-A3A), 4.678%, due 07/15/42	2,893
80,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP2-A4), 4.738%, due 07/15/42	80,969
12,903	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB14-ASB), 5.498%, due 12/12/44 (1)	13,102
94,948	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB15-ASB), 5.79%, due 06/12/43 (1)	97,515
57,248	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB17-A3), 5.45%, due 12/12/43	57,394

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$25,137	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP9-A3S), (144A), 5.24%, due 05/15/47 (2)	$25,132
53,480	JPMorgan Chase Commercial Mortgage Securities Trust (07-C1-ASB), 5.857%, due 02/15/51	56,461
66,170	JPMorgan Chase Commercial Mortgage Securities Trust (07-CB19-A3), 5.703%, due 02/12/49 (1)	66,167
74,181	JPMorgan Chase Commercial Mortgage Securities Trust (07-CB20-ASB), 5.688%, due 02/12/51	77,618
5,821	JPMorgan Chase Commercial Mortgage Securities Trust (07-LD11-A2), 5.771%, due 06/15/49 (1)	5,898
50,110	JPMorgan Chase Commercial Mortgage Securities Trust (10-C1-A1), (144A), 3.853%, due 06/15/43 (2)	50,592
100,000	JPMorgan Chase Commercial Mortgage Securities Trust (11-C4-A3), (144A), 4.106%, due 07/15/46 (2)	107,456
55,377	LB-UBS Commercial Mortgage Trust (06-C7-A2), 5.3%, due 11/15/38	56,699
88,862	Merrill Lynch/Countrywide Commercial Mortgage Trust (06-4-A1A), 5.166%, due 12/12/49	94,943
25,884	Merrill Lynch/Countrywide Commercial Mortgage Trust (06-4-A2FL), 0.273%, due 12/12/49 (1)	25,947
125,517	Morgan Stanley Bank of America Merrill Lynch Trust (12-C5-A1), 0.916%, due 08/15/45	125,608
67,591	Morgan Stanley Capital I Trust (06-T21-A3), 5.185%, due 10/12/52 (1)	67,593
114,796	Morgan Stanley Capital I Trust (07-HQ11-A31), 5.439%, due 02/12/44	115,000
71,613	Morgan Stanley Capital I Trust (07-IQ14-A2), 5.61%, due 04/15/49	72,152
16,834	TIAA Seasoned Commercial Mortgage Trust (07-C4-A3), 5.563%, due 08/15/39 (1)	16,917
89,295	Wachovia Bank Commercial Mortgage Trust (05-C21-A4), 5.24%, due 10/15/44 (1)	91,609
81,724	Wachovia Bank Commercial Mortgage Trust (07-C30-A3), 5.246%, due 12/15/43	82,530
50,779	Wachovia Bank Commercial Mortgage Trust (07-C32-APB), 5.716%, due 06/15/49 (1)	51,052
87,991	WF-RBS Commercial Mortgage Trust (11-C2-A1), (144A), 2.501%, due 02/15/44 (2)	88,610
95,314	WF-RBS Commercial Mortgage Trust (12-C9-A1), 0.673%, due 11/15/45	95,292

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $2,287,543)	2,267,694

	Residential Mortgage-Backed Securities — Agency (33.5%)
21,287	Federal Home Loan Mortgage Corp. (2550-FI), 0.503%, due 11/15/32 (TAC) (1)	21,304
10,804	Federal Home Loan Mortgage Corp. (2581-F), 0.603%, due 12/15/32 (1)	10,812
269,078	Federal Home Loan Mortgage Corp. (2591-EF), 0.653%, due 03/15/32 (1)	270,150
92,521	Federal Home Loan Mortgage Corp. (263-F5), 0.653%, due 06/15/42 (1)	93,573
210,055	Federal Home Loan Mortgage Corp. (2763-FB), 0.503%, due 04/15/32 (1)	210,699
12,216	Federal Home Loan Mortgage Corp. (2817-FC), 0.603%, due 07/15/31 (1)	12,224
253,551	Federal Home Loan Mortgage Corp. (2828-TA), 0.553%, due 10/15/30 (1)	254,210
309,123	Federal Home Loan Mortgage Corp. (2835-LE), 0.503%, due 11/15/30 (1)	309,713
165,467	Federal Home Loan Mortgage Corp. (2990-DE), 0.533%, due 11/15/34 (1)	166,275
41,746	Federal Home Loan Mortgage Corp. (3001-HS), 16.368%, due 02/15/35 (I/F) (PAC) (1)	48,376
110,887	Federal Home Loan Mortgage Corp. (3174-FM), 0.393%, due 05/15/36 (PAC)(1)	110,992
126,463	Federal Home Loan Mortgage Corp. (3300-FA), 0.453%, due 08/15/35 (1)	126,965
146,320	Federal Home Loan Mortgage Corp. (3318-F), 0.403%, due 05/15/37 (1)	146,434

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$233,406	Federal Home Loan Mortgage Corp. (3335-BF), 0.303%, due 07/15/19 (1)	$233,717
218,138	Federal Home Loan Mortgage Corp. (3335-FT), 0.303%, due 08/15/19 (1)	218,532
205,956	Federal Home Loan Mortgage Corp. (3345-FP), 0.353%, due 11/15/36 (1)	206,123
36,222	Federal Home Loan Mortgage Corp. (3346-FA), 0.383%, due 02/15/19 (1)	36,260
197,922	Federal Home Loan Mortgage Corp. (3347-PF), 0.503%, due 01/15/36 (PAC) (1)	198,590
202,547	Federal Home Loan Mortgage Corp. (3737-GF), 0.553%, due 11/15/37 (PAC) (1)	203,822
185,033	Federal Home Loan Mortgage Corp. (3767-JF), 0.453%, due 02/15/39 (PAC) (1)	185,976
141,004	Federal Home Loan Mortgage Corp. (3798-BF), 0.453%, due 06/15/24 (1)	141,352
213,408	Federal Home Loan Mortgage Corp. (3803-DF), 0.553%, due 11/15/35 (PAC) (1)	214,276
179,385	Federal Home Loan Mortgage Corp. (3824-FA), 0.303%, due 03/15/26 (1)	179,485
33,534	Federal Home Loan Mortgage Corp. (3828-KF), 0.553%, due 02/15/36 (1)	33,551
69,250	Federal Home Loan Mortgage Corp. (3946-FG), 0.503%, due 10/15/39 (PAC) (1)	69,584
40,610	Federal National Mortgage Association (03-11-FA), 1.152%, due 09/25/32 (1)	41,815
48,396	Federal National Mortgage Association (03-64-KS), 9.447%, due 07/25/18 (I/F) (1)	53,354
128,388	Federal National Mortgage Association (06-60-DF), 0.582%, due 04/25/35 (1)	129,213
60,665	Federal National Mortgage Association (06-84-WF), 0.452%, due 02/25/36 (PAC) (1)	60,900
131,475	Federal National Mortgage Association (07-64-FA), 0.622%, due 07/25/37 (1)	132,801
158,267	Federal National Mortgage Association (07-67-FA), 0.402%, due 04/25/37 (1)	157,938
35,489	Federal National Mortgage Association (08-47-PF), 0.652%, due 06/25/38 (PAC) (1)	35,733
70,308	Federal National Mortgage Association (09-33-FB), 0.972%, due 03/25/37 (1)	71,709
112,571	Federal National Mortgage Association (10-2-TF), 0.652%, due 06/25/27 (1)	112,709
90,894	Federal National Mortgage Association (10-50-FA), 0.502%, due 01/25/24 (1)	90,929
129,549	Federal National Mortgage Association (10-9-MG), 3%, due 09/25/30 (PAC)	130,573
166,397	Federal National Mortgage Association (11-75-HP), 2.5%, due 07/25/40 (PAC)	171,225
36,918	Federal National Mortgage Association, Pool #254548, 5.5%, due 12/01/32	41,541
60,418	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	70,070
4,107	Federal National Mortgage Association, Pool #661691, 2.314%, due 10/01/32 (1)	4,328
45,403	Federal National Mortgage Association, Pool #786884, 2.185%, due 08/01/34 (1)	47,899
66,162	Federal National Mortgage Association, Pool #995364, 6%, due 10/01/38	75,255
25,381	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	28,768
47,805	Government National Mortgage Association (04-104-FJ), 0.457%, due 09/20/33 (1)	47,826
125,754	Government National Mortgage Association (10-108-PF), 0.557%, due 02/20/38 (PAC) (1)	126,438
204,446	Government National Mortgage Association (10-163-FJ), 0.502%, due 08/16/37 (PAC) (1)	205,084
164,930	Government National Mortgage Association (10-2-FA), 0.657%, due 05/20/37 (1)	165,185
176,983	Government National Mortgage Association (12-13-KF), 0.457%, due 07/20/38 (1)	177,597
30,794	Government National Mortgage Association II, Pool #80022, 1.625%, due 12/20/26 (1)	31,225
23,126	Government National Mortgage Association II, Pool #80636, 1.625%, due 09/20/32 (1)	24,045
14,885	Government National Mortgage Association II, Pool #80757, 1.625%, due 10/20/33 (1)	15,294
136,325	Government National Mortgage Association II, Pool #80797, 1.625%, due 01/20/34 (1)	141,544
49,855	Government National Mortgage Association II, Pool #80937, 1.625%, due 06/20/34 (1)	51,987
102,076	NCUA Guaranteed Notes (10-R1-1A), 0.603%, due 10/07/20 (1)	102,716
67,080	NCUA Guaranteed Notes (10-R2-1A), 0.523%, due 11/06/17 (1)	67,249
258,466	NCUA Guaranteed Notes (10-R3-1A), 0.713%, due 12/08/20 (1)	260,974

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$250,329	NCUA Guaranteed Notes (10-R3-2A), 0.713%, due 12/08/20 (1)	$252,755
91,972	NCUA Guaranteed Notes (11-R2-1A), 0.553%, due 02/06/20 (1)	92,306
51,362	NCUA Guaranteed Notes (11-R3-1A), 0.552%, due 03/11/20 (1)	51,580
83,631	NCUA Guaranteed Notes (11-R5-1A), 0.533%, due 04/06/20 (1)	83,785
14,008	NCUA Guaranteed Notes (11-R6-1A), 0.533%, due 05/07/20 (1)	14,021

	Total Residential Mortgage-Backed Securities — Agency (Cost: $7,033,112)	7,071,366

	Residential Mortgage-Backed Securities — Non-Agency (1.6%)
3,309	Banc of America Funding Corp. (06-G-2A3), 0.327%, due 07/20/36 (1)	3,312
14,881	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.552%, due 08/25/43 (1)	14,716
177,937	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.12%, due 11/25/32 (1)	180,268
38,658	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.152%, due 08/25/34 (1)	37,057
26,453	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.602%, due 10/25/34 (1)	26,589
32,231	JPMorgan Mortgage Acquisition Corp. (05-WMC1-M1), 0.572%, due 09/25/35 (1)	31,830
31,376	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 0.602%, due 07/25/34 (1)	30,441
14,798	Residential Accredit Loans, Inc. (02-QS16-A2), 0.702%, due 10/25/17 (1)	14,277

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $328,302)	338,490

	Corporate Bonds (20.8%)
	Airlines (1.2%)
106,288	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC)	117,648
50,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.684%, due 05/15/18 (1) (EETC)	49,200
80,945	United Air Lines, Inc. Pass-Through Trust (09-2A), 9.75%, due 07/15/18 (EETC)	90,764

	Total Airlines	257,612

	Auto Manufacturers (0.4%)
75,000	Nissan Motor Acceptance Corp. (Japan), (144A), 0.935%, due 09/26/16 (1)(2)	75,493

	Banks (4.2%)
250,000	Bank of America N.A., 0.514%, due 06/15/16 (1)	248,821
50,000	Bank of New York Mellon Corp. (The), 1.7%, due 11/24/14	50,036
75,000	Citigroup, Inc., 1.194%, due 07/25/16 (1)	75,689
30,000	Goldman Sachs Group, Inc. (The), 3.3%, due 05/03/15	30,412
300,000	JPMorgan Chase Bank N.A., 0.564%, due 06/13/16 (1)	298,925
75,000	Macquarie Bank, Ltd. (Australia), (144A), 0.684%, due 06/15/16 (1)(2)	75,030
50,000	Macquarie Bank, Ltd. (Australia), (144A), 0.864%, due 10/27/17 (1)(2)	50,007
60,000	Royal Bank of Scotland PLC (The) (United Kingdom), 2.55%, due 09/18/15	60,872

	Total Banks	889,792

	Commercial Services (0.4%)
75,000	Catholic Health Initiatives, 1.6%, due 11/01/17	75,091

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Diversified Financial Services (0.9%)
$100,000	Ford Motor Credit Co. LLC, 7%, due 04/15/15	$102,773
75,000	General Electric Capital Corp., 0.88%, due 07/12/16 (1)	75,650

	Total Diversified Financial Services	178,423

	Electric (1.0%)
120,000	NextEra Energy Capital Holdings, Inc., 1.339%, due 09/01/15	120,716
50,000	Oncor Electric Delivery Co. LLC, 6.8%, due 09/01/18	58,999
30,000	PNM Resources, Inc., 9.25%, due 05/15/15	31,317

	Total Electric	211,032

	Engineering & Construction (1.0%)
200,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 2.5%, due 06/25/17 (2)	202,373

	Food (0.2%)
50,000	Kraft Foods Group, Inc., 1.625%, due 06/04/15	50,313

	Healthcare-Services (0.8%)
85,000	Providence Health & Services Obligated Group, 1.185%, due 10/01/17 (1)	85,494
75,000	Ventas Realty LP, 1.55%, due 09/26/16	75,627

	Total Healthcare-Services	161,121

	Insurance (0.5%)
100,000	Metropolitan Life Global Funding I, (144A), 1.7%, due 06/29/15 (2)	100,884

	Oil & Gas (0.2%)
50,000	Devon Energy Corp., 0.684%, due 12/15/15 (1)	50,188

	Pharmaceuticals (0.7%)
100,000	McKesson Corp., 0.634%, due 09/10/15 (1)	100,149
50,000	Mylan, Inc., 1.8%, due 06/24/16	50,670

	Total Pharmaceuticals	150,819

	Pipelines (1.3%)
100,000	Florida Gas Transmission Co. LLC, (144A), 4%, due 07/15/15 (2)	102,212
75,000	TransCanada Pipelines, Ltd. (Canada), 0.913%, due 06/30/16 (1)	75,543
100,000	Williams Partners LP, 3.8%, due 02/15/15	100,830

	Total Pipelines	278,585

	Real Estate (1.2%)
50,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	54,397
200,000	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), (144A), 1.75%, due 09/15/17 (2)	200,697

	Total Real Estate	255,094

	REIT (6.1%)
75,000	ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2%, due 02/06/17	73,181
100,000	BioMed Realty LP, 3.85%, due 04/15/16	103,743

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	REIT (Continued)
$100,000	Camden Property Trust, 5%, due 06/15/15	$102,610
50,000	Essex Portfolio LP, 5.5%, due 03/15/17	54,744
75,000	HCP, Inc., 6%, due 01/30/17	82,780
100,000	HCP, Inc., 7.072%, due 06/08/15	103,294
100,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	110,649
85,000	Hospitality Properties Trust, 6.3%, due 06/15/16	89,856
85,000	Host Hotels & Resorts LP, 5.875%, due 06/15/19	89,576
50,000	Mack-Cali Realty LP, 2.5%, due 12/15/17	50,876
75,000	Mid-America Apartments LP, 5.5%, due 10/01/15	78,020
85,000	Pan Pacific Retail Properties, Inc., 5.25%, due 09/01/15	88,164
75,000	Realty Income Corp., 5.5%, due 11/15/15	78,488
50,000	SL Green Realty Corp., 5%, due 08/15/18	53,980
50,000	UDR, Inc., 5.25%, due 01/15/15	50,449
75,000	UDR, Inc., 5.25%, due 01/15/16	78,846

	Total REIT	1,289,256

	Telecommunications (0.7%)
67,000	AT&T, Inc., 2.5%, due 08/15/15	68,034
87,000	Verizon Communications, Inc., 1.764%, due 09/15/16 (1)	89,034

	Total Telecommunications	157,068

	Total Corporate Bonds (Cost: $4,422,114)	4,383,144

	Municipal Bonds (1.1%)
100,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	104,963
125,000	State of California, General Obligation Unlimited, 5.95%, due 04/01/16	134,419

	Total Municipal Bonds (Cost: $248,184)	239,382

	U.S. Government Agency Obligations (3.0%)
105,000	Federal Farm Credit Bank, 0.173%, due 09/14/16 (1)	105,025
215,000	Federal Farm Credit Bank, 0.182%, due 04/26/17 (1)	215,241
135,000	Federal Farm Credit Bank, 0.204%, due 04/17/17 (1)	135,120
110,000	Federal Farm Credit Bank, 0.207%, due 02/27/17 (1)	110,195
70,000	Federal Home Loan Mortgage Corp., 0.75%, due 10/05/16	70,070

	Total U.S. Government Agency Obligations (Cost: $634,960)	635,651

	U.S. Treasury Securities (0.7%)
32,928	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (3)	32,874
62,286	U.S. Treasury Inflation Indexed Note, 1.625%, due 01/15/15 (3)	62,208
50,000	U.S. Treasury Note, 0.25%, due 08/15/15	50,051

	Total U.S. Treasury Securities (Cost: $149,709)	145,133

	Total Fixed Income Securities (Cost: $16,401,715) (78.0%)	16,449,334

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2014

Number of Shares	Money Market Investments	Value
215,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (4)	$215,000
215,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (4)	215,000

	Total Money Market Investments (Cost: $430,000) (2.0%)	430,000

Principal Amount	Short-Term Investments
	Certificate of Deposit (Cost: $100,000) (0.5%)
	Banks (0.5%)
$100,000	Credit Suisse/New York (Switzerland), 0.555%, due 08/24/15 (1)	99,980

	Commercial Paper (Cost: $199,997) (1.0%)

	Electric (1.0%)
200,000	National Rural Utilities Cooperative Finance Corp., 0.09%, due 11/06/14 (5)	199,997

	Discount Notes (14.9%)
210,000	Federal Home Loan Bank Discount Note, 0.06%, due 01/26/15 (5)	209,990
270,000	Federal Home Loan Bank Discount Note, 0.06%, due 01/21/15 (5)	269,988
525,000	Federal Home Loan Bank Discount Note, 0.07%, due 02/20/15 (5)	524,952
550,000	Federal Home Loan Bank Discount Note, 0.071%, due 11/28/14 (5)	549,995
200,000	Federal Home Loan Bank Discount Note, 0.1%, due 11/21/14 (5)	199,999
585,000	Federal Home Loan Mortgage Corp. Discount Note, 0.054%, due 02/11/15 (5)	584,951
800,000	Federal Home Loan Mortgage Corp. Discount Note, 0.08%, due 11/24/14 (5)	799,994

	Total Discount Notes (Cost: $3,139,653) (14.9%)	3,139,869

	Repurchase Agreement (Cost: $782,510) (3.7%)
782,510	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $845,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22, valued at $798,582) (Total Amount to be Received Upon Repurchase $782,510)	782,510

	Total Short-Term Investments (Cost: $4,222,160) (20.1%)	4,222,356

	Total Investments (Cost: $21,053,875) (100.1%)	21,101,690
	Liabilities in Excess of Other Assets (–0.1%)	(21,254)

	Net Assets (100.0%)	$21,080,436

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $1,193,345 or 5.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(4)	Rate disclosed is the 7-day net yield as of October 31, 2014.
(5)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Airlines	1.2%
Auto Manufacturers	0.4
Banks	4.2
Commercial Mortgage-Backed Securities — Agency	6.5
Commercial Mortgage-Backed Securities — Non-Agency	10.8
Commercial Services	0.4
Diversified Financial Services	0.9
Electric	1.0
Engineering & Construction	1.0
Food	0.2
Healthcare-Services	0.8
Insurance	0.5
Municipal Bonds	1.1
Oil & Gas	0.2
Pharmaceuticals	0.7
Pipelines	1.3
REIT	6.1
Real Estate	1.2
Residential Mortgage-Backed Securities — Agency	33.5
Residential Mortgage-Backed Securities — Non-Agency	1.6
Telecommunications	0.7
U.S. Government Agency Obligations	3.0
U.S. Treasury Securities	0.7
Money Market Investments	2.0
Short-Term Investments	20.1

Total	100.1%

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (9.8% of Net Assets)
$10,134,730	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 01/17/73 (1)	$10,684,453
20,000,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.252%, due 12/27/44 (1)(2)	20,076,880
11,066,395	Access Group, Inc. (05-2-A3), 0.415%, due 11/22/24 (2)(3)	10,995,172
11,368,301	ACE Securities Corp. Home Equity Loan Trust (05-HE7-A2D), 0.482%, due 11/25/35 (2)	11,360,525
15,000,000	AMMC CDO (14-14A-A1L), (144A), 1.798%, due 07/27/26 (1)(2)	14,913,345
17,000,000	Babson CLO, Ltd. (13-IA-A), (144A), 1.331%, due 04/20/25 (1)(2)	16,720,384
3,764,000	Babson CLO, Ltd. (14-IIA-A), (144A), 1.656%, due 10/17/26 (1)(2)	3,737,114
8,415,603	Bayview Commercial Asset Trust (04-1-A), (144A), 0.512%, due 04/25/34 (1)(2)	7,936,520
13,615,274	Bayview Commercial Asset Trust (06-1A-A1), (144A), 0.422%, due 04/25/36 (1)(2)	12,013,872
16,937,170	Brazos Higher Education Authority, Inc. (05-3-A15), 0.374%, due 03/25/25 (2)(3)	16,880,133
18,700,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.288%, due 11/25/33 (2)	19,009,746
11,775,000	Brazos Higher Education Authority, Inc. (11-2-A3), 1.234%, due 10/27/36 (2)	11,922,692
7,900,000	Cent CLO, Ltd. (13-18A-A), (144A), 1.351%, due 07/23/25 (1)(2)	7,710,526
6,300,709	CIT Education Loan Trust (07-1-A), (144A), 0.324%, due 03/25/42 (1)(2)	5,995,925
16,780,000	College Loan Corp. Trust (07-1-A3), 0.334%, due 04/25/29 (2)(3)	16,434,139
8,319,695	Collegiate Funding Services Education Loan Trust (04-A-A3), 0.444%, due 09/28/26 (2)	8,301,226
12,500,000	Eaton Vance CLO, Ltd. (14-1A-A), (144A), 1.685%, due 07/15/26 (1)(2)	12,449,525
16,346,232	Educational Funding of the South, Inc. (12-1-A), 1.202%, due 03/25/36 (2)	16,525,688
16,675,000	EFS Volunteer LLC (10-1-A2), (144A), 1.084%, due 10/25/35 (1)(2)	16,568,260
7,225,000	EFS Volunteer No 2 LLC (12-1-A2), (144A), 1.505%, due 03/25/36 (1)(2)	7,419,261
17,750,000	EFS Volunteer No 3 LLC (12-1-A3), (144A), 1.155%, due 04/25/33 (1)(2)	18,046,611
11,000,000	Flagship CLO (14-8A-A), (144A), 1.773%, due 01/16/26 (1)(2)(4)	11,000,080
18,570,000	Flatiron CLO, Ltd. (14-1A-A1), (144A), 1.616%, due 07/17/26 (1)(2)	18,427,661
4,280,820	GE Business Loan Trust (04-2A-A), (144A), 0.373%, due 12/15/32 (1)(2)	4,173,410
22,507,875	Global SC Finance SRL (14-1A-A2), (144A), 3.09%, due 07/17/29 (1)	22,229,181
11,928,698	Goal Capital Funding Trust (05-2-A3), 0.405%, due 05/28/30 (2)(3)	11,758,178
11,808,299	Goal Capital Funding Trust (06-1-A3), 0.355%, due 11/25/26 (2)	11,715,391
25,000,000	GoldenTree Loan Opportunities VII, Ltd. (13-7A-A), (144A), 1.384%, due 04/25/25 (1)(2)	24,641,525
15,301,925	Higher Education Funding I (14-1-A), (144A), 1.288%, due 05/25/34 (1)(2)	15,384,787
3,886,437	Jasper CLO, Ltd. (05-1A-A), (144A), 0.509%, due 08/01/17 (1)(2)	3,881,281
4,934,581	JFIN CLO, Ltd. (07-1A-A1A), (144A), 0.436%, due 07/20/21 (1)(2)	4,923,257
5,000,000	Limerock CLO III LLC (14-3A-A1), (144A), 1.759%, due 10/20/26 (1)(2)(4)	4,999,937
18,000,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.207%, due 07/20/43 (2)	17,902,025
3,650,000	National Collegiate Master Student Loan Trust I (02-2-AR10), (144A), 3.652%, due 11/01/42 (1)(2)	3,650,336
9,297,006	National Collegiate Student Loan Trust (06-3-A3), 0.302%, due 10/25/27 (2)	9,184,922
750,000	National Collegiate Student Loan Trust (07-4-A2A3), 3.657%, due 12/26/25 (2)	748,967
39,455,931	Navient Student Loan Trust (14-2-A), 0.852%, due 03/25/43 (2)	39,624,208
39,467,612	Navient Student Loan Trust (14-3-A), 0.832%, due 03/25/43 (2)	39,632,046
22,869,097	Navient Student Loan Trust (14-4-A), 0.832%, due 03/25/43 (2)	22,966,016
30,185,000	Nelnet Student Loan Trust (14-4A-A2), (144A), 1.102%, due 11/25/43 (1)(2)	30,309,192

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$11,077,388	Pangaea CLO, Ltd. (07-1A-A1), (144A), 0.481%, due 10/21/21 (1)(2)	$10,860,802
16,000,000	Panhandle-Plains Higher Education Authority, Inc. (11-1-A3), 1.185%, due 10/01/37 (2)	16,005,137
1,440,609	Red River CLO, Ltd. (1A-A), (144A), 0.502%, due 07/27/18 (1)(2)	1,432,276
9,500,000	SLM Private Credit Student Loan Trust (04-A-A3), 0.634%, due 06/15/33 (2)	9,203,424
10,000,000	SLM Private Credit Student Loan Trust (04-B-A3), 0.564%, due 03/15/24 (2)	9,557,540
4,146,541	SLM Student Loan Trust (04-8-B), 0.694%, due 01/25/40 (2)	3,802,019
7,534,000	SLM Student Loan Trust (05-5-A5), 0.984%, due 10/25/40 (2)	7,355,188
6,716,189	SLM Student Loan Trust (07-6-B), 1.084%, due 04/27/43 (2)	6,219,705
4,771,513	SLM Student Loan Trust (07-8-B), 1.234%, due 04/27/43 (2)	4,469,729
7,405,000	SLM Student Loan Trust (08-2-B), 1.434%, due 01/25/29 (2)	6,805,763
6,549,000	SLM Student Loan Trust (08-3-B), 1.434%, due 04/25/29 (2)	6,050,677
3,270,000	SLM Student Loan Trust (08-4-B), 2.084%, due 04/25/29 (2)	3,298,938
17,785,000	SLM Student Loan Trust (08-5-A4), 1.934%, due 07/25/23 (2)(3)	18,497,227
16,200,000	SLM Student Loan Trust (08-5-B), 2.084%, due 07/25/29 (2)	16,685,875
20,000,000	SLM Student Loan Trust (08-6-A3), 0.984%, due 01/25/19 (2)(3)	20,125,166
6,380,000	SLM Student Loan Trust (08-6-B), 2.084%, due 07/25/29 (2)	6,437,738
6,380,000	SLM Student Loan Trust (08-7-B), 2.084%, due 07/25/29 (2)	6,428,271
5,696,000	SLM Student Loan Trust (08-8-B), 2.484%, due 10/25/29 (2)	5,998,227
15,950,000	SLM Student Loan Trust (08-9-B), 2.484%, due 10/25/29 (2)	16,874,685
12,800,000	SLM Student Loan Trust (11-1-A2), 1.302%, due 10/25/34 (2)	13,233,600
17,840,000	SLM Student Loan Trust (11-2-A2), 1.352%, due 10/25/34 (2)	18,260,105
9,209,874	SLM Student Loan Trust (12-2-A), 0.852%, due 01/25/29 (2)	9,243,696
10,000,000	South Carolina Student Loan Corp. (06-1-A2), 0.354%, due 12/01/22 (2)	9,741,000
7,550,000	Telos CLO, Ltd. (06-1A-A2), (144A), 0.63%, due 10/11/21 (1)(2)	7,455,554
18,920,000	Voya CLO, Ltd. (14-2A-A1), (144A), 1.677%, due 07/17/26 (1)(2)	18,826,043

	Total Asset-Backed Securities (Cost: $844,986,709)	815,722,782

	Commercial Mortgage-Backed Securities — Agency (5.1%)
45,330,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K005-A2), 4.317%, due 11/25/19 (3)	50,002,684
24,280,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K007-A2), 4.224%, due 03/25/20 (3)	26,739,807
29,110,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K009-A2), 3.808%, due 08/25/20 (3)	31,508,126
32,350,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K010-A2), 4.333%, due 10/25/20 (3)	35,945,703
25,890,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21 (2)(3)	28,295,479
49,552,640	Federal National Mortgage Association, (12-M12-1A), 2.84%, due 08/25/22 (ACES) (2)(3)	50,744,425
35,055,859	Federal National Mortgage Association, (12-M15-A), 2.656%, due 10/25/22 (ACES) (2)(3)	35,604,034
41,610,000	Federal National Mortgage Association, (14-M12-FA), 0.453%, due 10/25/21 (ACES) (2)	41,868,336

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (Continued)
$2,960,384	Federal National Mortgage Association, Pool #AE0918, 3.665%, due 10/01/20 (3)	$3,193,363
19,326,875	Federal National Mortgage Association, Pool #AL0290, 4.447%, due 04/01/21 (3)	21,649,843
20,700,741	Federal National Mortgage Association, Pool #AL0600, 4.3%, due 07/01/21 (3)	23,000,098
16,034,538	Federal National Mortgage Association, Pool #AL2660, 2.629%, due 10/01/22 (3)	16,052,373
45,240,581	Federal National Mortgage Association, Pool #AL3366, 2.436%, due 02/01/23 (3)	44,780,124
12,622,531	Federal National Mortgage Association, Pool #FN0003, 4.297%, due 01/01/21 (3)	13,996,798

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $426,992,556)	423,381,193

	Commercial Mortgage-Backed Securities — Non-Agency (0.7%)
6,440,000	COMM Mortgage Trust (12-LC4-A4), 3.288%, due 12/10/44	6,660,602
10,301,320	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	11,390,345
17,505,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44	18,611,287
3,460,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	3,741,412
17,835,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	18,847,645

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $56,270,229)	59,251,291

	Residential Mortgage-Backed Securities — Agency (41.4%)
347,782	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26 (3)	384,117
450,844	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31 (3)	507,383
6,107,942	Federal Home Loan Mortgage Corp. (2514-PZ), 5.5%, due 10/15/32 (PAC) (3)	6,762,943
15,135,804	Federal Home Loan Mortgage Corp. (2571-PZ), 5.5%, due 02/15/33 (PAC) (3)	16,634,689
1,595,091	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23 (3)	1,718,677
894,932	Federal Home Loan Mortgage Corp. (2647-OV), 0%, due 07/15/33 (P/O) (3)(5)	705,122
6,162,955	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC) (3)	6,613,197
3,528,678	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23 (3)	3,803,809
4,913,097	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23 (3)	5,236,595
31,040,534	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC) (3)	34,679,897
55,680,400	Federal Home Loan Mortgage Corp. (276-30), 3%, due 09/15/42 (3)	55,482,189
9,554,490	Federal Home Loan Mortgage Corp. (2769-LB), 4%, due 03/15/19 (3)	10,028,123
61,664,636	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42 (3)	61,412,619
1,715,203	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC) (3)	1,806,497
953,109	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O) (3)(5)	933,351
156,647	Federal Home Loan Mortgage Corp. (3014-YH), 4.5%, due 08/15/35 (TAC) (3)	156,700
7,981,074	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35 (3)	8,577,960
50,000,000	Federal Home Loan Mortgage Corp. (3063-YG), 5.5%, due 11/15/35 (PAC) (3)	56,080,092
34,431,077	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36 (3)	38,255,863
14,135,284	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26 (3)	15,602,498
12,509,592	Federal Home Loan Mortgage Corp. (3149-OD), 0%, due 05/15/36 (P/O) (PAC) (3)(5)	11,167,764
454,275	Federal Home Loan Mortgage Corp. (3154-B), 5%, due 08/15/32 (3)	454,964
12,462,302	Federal Home Loan Mortgage Corp. (3315-S), 6.257%, due 05/15/37 (I/O) (I/F) (2)(3)	1,336,501
8,928,579	Federal Home Loan Mortgage Corp. (3376-SX), 5.887%, due 10/15/37 (I/O) (I/F) (2)(3)	1,285,604

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$829,881	Federal Home Loan Mortgage Corp. (3379-AB), 6%, due 07/15/36	$836,303
13,526,856	Federal Home Loan Mortgage Corp. (3410-IS), 6.117%, due 02/15/38 (I/O) (I/F) (2)(3)	1,942,785
10,793,872	Federal Home Loan Mortgage Corp. (3424-BI), 6.647%, due 04/15/38 (I/O) (I/F) (2)(3)	2,012,985
7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24 (3)	8,524,728
4,168,685	Federal Home Loan Mortgage Corp. (3519-SH), 5.347%, due 07/15/37 (I/O) (I/F) (2)(3)	475,299
20,404,517	Federal Home Loan Mortgage Corp. (3531-SC), 6.147%, due 05/15/39 (I/O) (I/F) (2)(3)	2,654,015
4,731,446	Federal Home Loan Mortgage Corp. (3541-SA), 6.597%, due 06/15/39 (I/O) (I/F) (2)(3)	534,886
19,225,543	Federal Home Loan Mortgage Corp. (3550-GS), 6.597%, due 07/15/39 (I/O) (I/F) (2)(3)	3,434,845
8,059,766	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32 (3)	8,982,964
37,500,000	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29 (3)	40,514,400
17,683,017	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29 (3)	18,952,702
18,394,475	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29 (3)	19,680,489
25,000,000	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24 (3)	26,707,427
2,269,510	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37 (3)	2,426,615
20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC)	22,486,001
20,025,406	Federal Home Loan Mortgage Corp. (3719-PJ), 4.5%, due 09/15/40 (PAC) (3)	22,357,719
31,285,910	Federal Home Loan Mortgage Corp. (3770-ZB), 5%, due 12/15/40 (3)	36,014,831
23,984,226	Federal Home Loan Mortgage Corp. (3788-SB), 6.327%, due 01/15/41 (I/O) (I/F) (2)(3)	3,990,548
6,086,901	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC) (3)(5)	5,503,182
10,470,000	Federal Home Loan Mortgage Corp. (3930-KE), 4%, due 09/15/41 (PAC) (3)	11,199,026
10,214,497	Federal Home Loan Mortgage Corp. (4030-HS), 6.457%, due 04/15/42 (I/O) (I/F) (2)(3)	1,793,306
13,652,035	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35 (3)	15,255,928
9,331,171	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39 (3)	10,367,781
46,500,684	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40 (3)	52,364,774
14,378,094	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40 (3)	16,123,647
29,946,197	Federal Home Loan Mortgage Corp., Pool #A97038, 4%, due 02/01/41 (3)	31,981,600
6,592	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19 (3)	6,959
16,122	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19 (3)	17,014
68,287	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	72,777
24,807	Federal Home Loan Mortgage Corp., Pool #B15802, 5%, due 07/01/19 (3)	26,180
108,298	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22 (3)	122,798
390,865	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35 (3)	433,186
49,488,792	Federal Home Loan Mortgage Corp., Pool #G06173, 4%, due 11/01/40 (3)	53,119,809
14,587,735	Federal Home Loan Mortgage Corp., Pool #G07556, 4%, due 11/01/43 (3)	15,663,025
54,285,672	Federal Home Loan Mortgage Corp., Pool #G07786, 4%, due 08/01/44	58,119,595
630,201	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20 (3)	674,430

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$1,617,831	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22 (3)	$1,718,331
2,024,057	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20 (3)	2,138,217
2,309,312	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24 (3)	2,566,390
27,257	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21 (3)	30,883
4,067,095	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29 (3)	4,615,461
4,341,573	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28 (3)	4,926,946
6,409,830	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29 (3)	7,133,690
933,911	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37 (3)	1,035,218
7,929,354	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38 (3)	8,841,617
8,752,249	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36 (3)	9,689,491
38,977,958	Federal Home Loan Mortgage Corp., Pool #V80284, 3.5%, due 08/01/43 (3)	40,452,789
52,480,470	Federal Home Loan Mortgage Corp., Pool #V80353, 3%, due 08/01/43 (3)	52,728,521
505,394	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31 (3)	564,303
1,404,273	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC) (3)	1,532,802
1,383,895	Federal National Mortgage Association (04-52-SW), 6.948%, due 07/25/34 (I/O) (I/F) (2)(3)	239,602
3,693,268	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24 (3)	3,942,466
3,772,470	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29 (3)	4,100,753
13,861,283	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC) (3)	15,098,652
726,052	Federal National Mortgage Association (05-74-CP), 24.192%, due 05/25/35 (I/F) (PAC) (2)(3)	1,127,569
5,642,378	Federal National Mortgage Association (07-20-SI), 6.298%, due 03/25/37 (I/O) (I/F) (2)(3)	832,143
5,351,557	Federal National Mortgage Association (07-21-SE), 6.288%, due 03/25/37 (I/O) (I/F) (2)(3)	808,341
6,969,036	Federal National Mortgage Association (07-56-SG), 6.258%, due 06/25/37 (I/O) (I/F) (2)(3)	891,271
16,047,955	Federal National Mortgage Association (07-58-SV), 6.598%, due 06/25/37 (I/O) (I/F) (2)(3)	2,054,921
3,853,816	Federal National Mortgage Association (07-65-S), 6.448%, due 07/25/37 (I/O) (I/F) (2)(3)	507,347
1,819,649	Federal National Mortgage Association (07-88-FY), 0.612%, due 09/25/37 (2)(3)	1,824,342
17,971,491	Federal National Mortgage Association (07-103-AI), 6.348%, due 03/25/37 (I/O) (I/F) (2)(3)	2,828,177
33,801,325	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37 (3)	38,173,713
17,108,486	Federal National Mortgage Association (08-1-AI), 6.098%, due 05/25/37 (I/O) (I/F) (2)(3)	2,446,779
11,753,658	Federal National Mortgage Association (08-13-SB), 6.088%, due 03/25/38 (I/O) (I/F) (2)(3)	1,841,563
20,162,137	Federal National Mortgage Association (08-23-SB), 6.698%, due 04/25/38 (I/O) (I/F) (2)(3)	3,258,675
2,664,113	Federal National Mortgage Association (08-35-SD), 6.298%, due 05/25/38 (I/O) (I/F) (2)	484,508

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$29,448,410	Federal National Mortgage Association (08-66-SG), 5.918%, due 08/25/38 (I/O) (I/F) (2)(3)	$3,763,630
12,448,916	Federal National Mortgage Association (08-68-SA), 5.818%, due 08/25/38 (I/O) (I/F) (2)(3)	1,554,322
8,153,639	Federal National Mortgage Association (09-26-KB), 4%, due 04/25/24 (3)	8,537,333
9,103,839	Federal National Mortgage Association (09-3-SH), 5.298%, due 06/25/37 (I/O) (I/F) (2)(3)	1,124,343
3,352,177	Federal National Mortgage Association (09-47-SV), 6.598%, due 07/25/39 (I/O) (I/F) (2)(3)	426,206
12,587,419	Federal National Mortgage Association (09-51-SA), 6.598%, due 07/25/39 (I/O) (I/F) (2)(3)	1,959,305
6,162,098	Federal National Mortgage Association (09-6-SD), 5.398%, due 02/25/39 (I/O) (I/F) (2)(3)	849,477
15,988,322	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24 (3)	16,955,660
26,860,368	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29 (3)	28,738,714
34,000,000	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29 (3)	36,305,778
3,471,937	Federal National Mortgage Association (09-72-JS), 7.098%, due 09/25/39 (I/O) (I/F) (2)(3)	568,983
20,937,000	Federal National Mortgage Association (10-136-CX), 4%, due 08/25/39 (PAC) (3)	22,340,323
50,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41 (3)	53,949,365
55,036,639	Federal National Mortgage Association (12-133-GC), 2.5%, due 08/25/41 (PAC) (3)	55,473,398
24,073,910	Federal National Mortgage Association (12-153-PC), 2%, due 05/25/42 (PAC) (3)	23,617,406
11,777,276	Federal National Mortgage Association (13-101-BO), 0%, due 10/25/43 (P/O) (3)(5)	8,987,994
27,233,993	Federal National Mortgage Association (13-101-CO), 0%, due 10/25/43 (P/O) (3)(5)	20,866,984
30,765,739	Federal National Mortgage Association (13-21-EC), 2%, due 12/25/38 (I/O) (3)	29,854,753
21,400,000	Federal National Mortgage Association (13-95-PN), 3%, due 01/25/43 (PAC)	21,023,629
152,589	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC) (2)(3)	176,517
856,367	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O) (3)(5)	817,822
67,072	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22 (3)	74,796
95,495	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17 (3)	100,892
309,457	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23 (3)	347,013
4,332,056	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29 (3)	4,811,213
2,408,813	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47 (3)	2,719,569
9,314,523	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33 (3)	10,463,696
902,387	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18 (3)	958,254
63,495	Federal National Mortgage Association, Pool #661856, 2.266%, due 10/01/32 (2)(3)	63,458
343,931	Federal National Mortgage Association, Pool #671133, 1.787%, due 02/01/33 (2)(3)	356,643
99,771	Federal National Mortgage Association, Pool #672272, 2.19%, due 12/01/32 (2)(3)	105,577

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$444,317	Federal National Mortgage Association, Pool #676766, 2.208%, due 01/01/33 (2)(3)	$472,050
254,768	Federal National Mortgage Association, Pool #687847, 2.16%, due 02/01/33 (2)	270,611
915,876	Federal National Mortgage Association, Pool #692104, 1.792%, due 02/01/33 (2)(3)	950,792
544,025	Federal National Mortgage Association, Pool #699866, 2.127%, due 04/01/33 (2)(3)	570,401
260,216	Federal National Mortgage Association, Pool #704454, 2.188%, due 05/01/33 (2)(3)	277,381
284,151	Federal National Mortgage Association, Pool #708820, 2.258%, due 06/01/33 (2)(3)	284,854
458,004	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19 (3)	486,413
297,727	Federal National Mortgage Association, Pool #728824, 2.082%, due 07/01/33 (2)(3)	319,756
1,157,291	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33 (3)	1,270,172
30,986	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19 (3)	33,073
1,357,694	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37 (3)	1,566,671
1,313,557	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38 (3)	1,438,268
2,491,049	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28 (3)	2,758,216
1,494,217	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23 (3)	1,627,858
7,595,035	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24 (3)	8,352,052
4,884,063	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49 (3)	5,363,189
11,010,820	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28 (3)	12,481,435
6,480,523	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29 (3)	7,353,654
5,502,245	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38 (3)	6,137,540
65,187,933	Federal National Mortgage Association, Pool #AB1617, 4%, due 10/01/40 (3)	70,048,381
45,403,445	Federal National Mortgage Association, Pool #AB6210, 3%, due 09/01/42 (3)	45,602,021
9,388,222	Federal National Mortgage Association, Pool #AC1602, 4.5%, due 09/01/29 (3)	10,370,116
18,950,094	Federal National Mortgage Association, Pool #AE0588, 6%, due 08/01/37 (3)	21,571,381
16,002,641	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40 (3)	18,138,057
11,277,108	Federal National Mortgage Association, Pool #AL1594, 6%, due 07/01/40 (3)	12,781,942
70,976,845	Federal National Mortgage Association, Pool #AL4597, 4%, due 01/01/44 (3)	76,269,448
21,201,654	Federal National Mortgage Association, Pool #AQ8803, 3.5%, due 01/01/43 (3)	21,933,774
20,962,987	Federal National Mortgage Association, Pool #MA0843, 4.5%, due 09/01/41 (3)	22,762,856
16,472,917	Federal National Mortgage Association, Pool #MA1283, 3.5%, due 12/01/42	17,041,747
24,526,773	Federal National Mortgage Association, Pool #MA1442, 4%, due 05/01/43	26,289,167
76,676,889	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33 (3)	78,534,838
62,482,540	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33 (3)	65,479,750
69,675,718	Federal National Mortgage Association, Pool #MA1608, 3.5%, due 10/01/33 (3)	73,017,975
44,375,000	Federal National Mortgage Association TBA, 2.5% (6)	45,037,157
328,170,000	Federal National Mortgage Association TBA, 3% (6)	328,246,900
39,705,000	Federal National Mortgage Association TBA, 3% (6)	41,184,633
338,580,000	Federal National Mortgage Association TBA, 3.5% (6)	350,112,881
319,575,000	Federal National Mortgage Association TBA, 4% (6)	339,273,801
154,240,000	Federal National Mortgage Association TBA, 4.5% (6)	167,229,900

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$1,509,125	Government National Mortgage Association (03-42-SH), 6.393%, due 05/20/33 (I/O) (I/F) (2)(3)	$224,067
15,214,700	Government National Mortgage Association (11-70-BO), 0%, due 05/20/41 (P/O) (3)(5)	11,615,060
29,961,318	Government National Mortgage Association, Pool #782902, 4.5%, due 02/15/40 (3)	33,350,690
513,084	Government National Mortgage Association II, Pool #80963, 1.625%, due 07/20/34 (2)(3)	537,386
102,462	Government National Mortgage Association II, Pool #631700, 7%, due 09/20/34 (3)	107,110
27,465,000	Government National Mortgage Association II TBA, 3% (6)	27,986,406
18,235,000	Government National Mortgage Association II TBA, 4% (6)	19,500,053
46,015,000	Government National Mortgage Association II TBA, 4.5% (6)	50,235,438

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,307,686,993)	3,437,827,568

	Residential Mortgage-Backed Securities — Non-Agency (29.3%)
6,603,461	Accredited Mortgage Loan Trust (05-3-A2D), 0.52%, due 09/25/35 (2)	6,568,997
17,807,267	ACE Securities Corp. (06-ASP1-A2D), 0.462%, due 12/25/35 (2)	17,057,239
20,877,468	ACE Securities Corp. (07-ASP1-A2C), 0.412%, due 03/25/37 (2)	12,325,384
11,221,417	ACE Securities Corp. (07-ASP1-A2D), 0.532%, due 03/25/37 (2)	6,707,250
2,718,910	Adjustable Rate Mortgage Trust (04-5-3A1), 2.512%, due 04/25/35 (2)	2,701,497
23,002,000	Ameriquest Mortgage Securities, Inc. (05-R10-A2C), 0.482%, due 01/25/36 (2)	22,626,883
7,952,019	Asset-Backed Funding Certificates (05-HE2-M2), 0.902%, due 06/25/35 (2)	7,785,038
22,572,013	Asset-Backed Funding Certificates (07-WMC1-A2A), 0.902%, due 06/25/37 (2)	15,799,168
3,284,209	Asset-Backed Securities Corp. Home Equity (05-HE5-M2), 0.812%, due 06/25/35 (2)	3,279,141
52,114,000	Asset-Backed Securities Corp. Home Equity (07-HE1-A4), 0.295%, due 12/25/36 (2)	41,816,743
2,071,481	Banc of America Alternative Loan Trust (03-3-A4), 5.75%, due 05/25/33	2,135,339
679,179	Banc of America Alternative Loan Trust (03-4-1A5), 5.5%, due 06/25/33	703,082
16,641,377	Banc of America Alternative Loan Trust (03-9-1CB5), 5.5%, due 11/25/33	17,105,310
922,801	Banc of America Funding Corp. (04-B-3A1), 2.801%, due 12/20/34 (2)	549,284
229,741	Banc of America Funding Corp. (06-D-2A1), 2.819%, due 05/20/36 (2)(7)	168,839
8,156,781	Banc of America Funding Corp. (06-D-3A1), 2.833%, due 05/20/36 (2)(7)	7,115,829
18,957,411	Banc of America Funding Corp. (06-G-2A1), 0.377%, due 07/20/36 (2)	17,746,696
2,877,982	Banc of America Funding Corp. (06-G-2A3), 0.327%, due 07/20/36 (2)	2,880,431
2,358,194	Banc of America Funding Trust (06-3-4A14), 6%, due 03/25/36	2,371,912
9,956,103	Banc of America Funding Trust (06-3-5A3), 5.5%, due 03/25/36 (7)	9,591,909
4,173,949	BCAP LLC Trust (07-AA1-1A2), 0.312%, due 02/25/47 (2)(7)	3,833,342
487,770	BCAP LLC Trust (09-RR1-21A1), (144A), 2.612%, due 11/26/34 (1)(2)	492,671
1,892,025	BCAP LLC Trust (09-RR1-22A1), (144A), 2.614%, due 05/26/35 (1)(2)	1,918,618
1,170,453	BCAP LLC Trust (09-RR1-23A1), (144A), 2.619%, due 05/26/35 (1)(2)	1,189,036
8,439,911	BCAP LLC Trust (11-RR2-3A6), (144A), 2.654%, due 11/21/35 (1)(2)	7,897,284
1,230,877	BCAP LLC Trust (11-RR3-1A5), (144A), 2.714%, due 05/27/37 (1)(2)	1,228,080
1,904,787	BCAP LLC Trust (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,843,190

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$7,698,741	BCAP LLC Trust (11-RR4-1A3), (144A), 2.847%, due 03/26/36 (1)(2)	$7,495,090
6,969,139	BCAP LLC Trust (11-RR4-2A3), (144A), 1%, due 06/26/47 (1)(2)	6,949,033
9,203,948	BCAP LLC Trust (11-RR4-3A3), (144A), 2.539%, due 07/26/36 (1)(2)	8,582,166
11,039,374	BCAP LLC Trust (11-RR5-1A3), (144A), 1.418%, due 03/26/37 (1)(2)	10,872,392
3,140,759	BCAP LLC Trust (11-RR5-2A3), (144A), 2.708%, due 06/26/37 (1)(2)	3,147,700
8,277,702	BCAP LLC Trust (12-RR2-9A3), (144A), 2.613%, due 03/26/35 (1)(2)	8,384,505
7,113,033	BCAP LLC Trust (12-RR7-1A1), (144A), 0.325%, due 08/26/36 (1)(2)	6,938,046
3,468,689	BCAP LLC Trust (12-RR8-5A3), (144A), 0.435%, due 05/26/37 (1)(2)	3,400,894
6,287,110	BCAP LLC Trust (12-RR9-1A1), (144A), 0.335%, due 07/26/35 (1)(2)	6,081,069
16,342,343	BCAP LLC Trust (12-RR9-1A1), (144A), 2.5%, due 08/26/36 (1)(2)	16,163,339
9,214,623	BCAP LLC Trust (13-RR2-6A1), (144A), 2.803%, due 06/26/37 (1)(2)	9,211,156
2,739,037	Bear Stearns Alt-A Trust (04-13-A1), 0.892%, due 11/25/34 (2)	2,729,103
10,116	Bear Stearns Alt-A Trust (05-2-2A4), 2.606%, due 04/25/35 (2)	9,786
1,516,073	Bear Stearns Alt-A Trust (06-3-1A1), 0.532%, due 05/25/36 (2)(7)	1,120,500
978,019	Bear Stearns Alt-A Trust (06-4-32A1), 2.635%, due 07/25/36 (2)(7)	708,170
1,804,007	Bear Stearns ARM Trust (04-12-1A1), 2.667%, due 02/25/35 (2)	1,670,541
4,803,543	Bear Stearns ARM Trust (06-2-2A1), 2.651%, due 07/25/36 (2)(7)	4,091,058
511,698	Bear Stearns ARM Trust (07-1-2A1), 2.781%, due 02/25/47 (2)(7)	409,582
2,722,294	Bear Stearns ARM Trust (07-5-3A1), 4.893%, due 08/25/47 (2)(7)	2,538,555
3,517,477	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3), 5.5%, due 09/25/35 (2)	3,585,343
7,520,963	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4), 5.4%, due 09/25/35 (2)	7,629,819
8,855,886	Bear Stearns Asset-Backed Securities I Trust (06-HE9-1A2), 0.302%, due 11/25/36 (2)	7,196,018
1,027,936	Bear Stearns Mortgage Funding Trust (06-AR3-1A1), 0.332%, due 10/25/36 (2)	739,220
4,171,972	Bear Stearns Mortgage Funding Trust (07-AR4-1A1), 0.352%, due 09/25/47 (2)	3,378,486
4,524,515	BNC Mortgage Loan Trust (07-1-A2), 0.212%, due 03/25/37 (2)	4,522,651
2,622,375	BNC Mortgage Loan Trust (07-3-A2), 0.212%, due 07/25/37 (2)	2,570,654
4,056,956	Carrington Mortgage Loan Trust (05-NC5-A2), 0.472%, due 10/25/35 (2)	4,032,983
16,507,175	Carrington Mortgage Loan Trust (05-NC5-A3), 0.572%, due 10/25/35 (2)	15,879,539
9,063,299	Centex Home Equity (05-D-M1), 0.582%, due 10/25/35 (2)	8,909,114
1,812,546	Chase Mortgage Finance Corp. (06-A1-2A1), 2.513%, due 09/25/36 (2)(7)	1,617,664
10,253,812	Chase Mortgage Finance Corp. (07-A1-8A1), 2.532%, due 02/25/37 (2)	10,377,032
5,377,941	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35 (7)	5,184,193
24,227,000	Chaseflex Trust (06-1-A3), 6.295%, due 06/25/36 (2)	24,081,662
1,084,278	Citicorp Mortgage Securities Trust, Inc. (07-4-3A1), 5.5%, due 05/25/37	1,074,499
8,172,298	Citicorp Residential Mortgage Trust, Inc. (06-2-A4), 5.775%, due 09/25/36	8,639,372
8,750,795	Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A), 2.493%, due 07/25/36 (2)(7)	7,615,003
12,620,030	Citigroup Mortgage Loan Trust, Inc. (06-AR9-1A2), 0.322%, due 11/25/36 (2)	12,538,050
5,474,774	Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A), 0.302%, due 08/25/36 (2)	5,348,266
1,820,481	Citigroup Mortgage Loan Trust, Inc. (06-WFH3-A3), 0.302%, due 10/25/36 (2)	1,819,553
6,101,799	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), (144A), 6.5%, due 10/25/36 (1)(7)	4,904,889
5,867,725	Citigroup Mortgage Loan Trust, Inc. (08-AR4-1A1A), (144A), 2.734%, due 11/25/38 (1)(2)	5,958,320

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$421,971	Citigroup Mortgage Loan Trust, Inc. (09-4-11A1), (144A), 0.602%, due 10/25/36 (1)(2)	$421,400
3,320,494	Citigroup Mortgage Loan Trust, Inc. (09-5-7A1), (144A), 0.502%, due 07/25/36 (1)(2)	3,144,030
4,458,605	Citigroup Mortgage Loan Trust, Inc. (10-4-4A5), (144A), 5%, due 10/25/35 (1)	4,596,445
529,332	Citigroup Mortgage Loan Trust, Inc. (10-6-3A1), (144A), 2.612%, due 07/25/36 (1)(2)	531,834
1,268,027	Citigroup Mortgage Loan Trust, Inc. (10-9-5A5), (144A), 6.926%, due 03/25/37 (1)	1,293,309
13,051,850	Citigroup Mortgage Loan Trust, Inc. (12-10-3A1), (144A), 2.412%, due 12/25/35 (1)(2)	13,177,160
19,055,456	Citigroup Mortgage Loan Trust, Inc. (12-11-1A1), (144A), 0.332%, due 03/25/37 (1)(2)	18,381,660
6,449,927	Citigroup Mortgage Loan Trust, Inc. (12-8-4A1), (144A), 0.292%, due 01/25/37 (1)(2)	6,109,703
10,123,000	Citigroup Mortgage Loan Trust, Inc. (14-10-2A1), (144A), 1%, due 07/25/37 (1)	9,743,374
7,905,145	Citigtoup Mortgage Loan Trust, Inc. (14-2-3A1), (144A), 0.294%, due 08/25/37 (1)(2)	7,795,008
2,061,881	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20	2,119,278
5,827,609	Conseco Financial Corp. (99-2-A7), 6.44%, due 12/01/30	5,861,924
1,736,004	Countrywide Alternative Loan Trust (05-20CB-4A1), 5.25%, due 07/25/20 (7)	1,721,894
534,424	Countrywide Alternative Loan Trust (05-84-1A1), 2.537%, due 02/25/36 (2)(7)	404,447
2,239,528	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	2,255,309
8,494,420	Countrywide Alternative Loan Trust (06-HY12-A5), 3.622%, due 08/25/36 (2)	8,220,042
1,418,625	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21 (7)	1,438,865
1,995,581	Countrywide Alternative Loan Trust (07- HY5R-2A1A), 2.548%, due 03/25/47 (2)(7)	1,978,125
312,387	Countrywide Asset-Backed Certificates (05-1-MV2), 0.595%, due 07/25/35 (2)	313,050
21,663,960	Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3), 5.5%, due 08/25/34	22,263,098
21,040,947	Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1), 0.452%, due 05/25/35 (2)	18,203,365
75,735	Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1), 4.584%, due 09/20/35 (2)(7)	66,521
21,671	Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1), 2.644%, due 09/25/47 (2)(7)	19,130
72,402	Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1), 2.921%, due 03/25/37 (2)(7)	59,291
2,887,504	Credit Suisse Commercial Mortgage Trust (10-1R-8A1), (144A), 2.925%, due 05/27/47 (1)(2)	2,928,489
27,892,629	Credit Suisse Commercial Mortgage Trust (13-2R-2A1), (144A), 2.848%, due 02/27/36 (1)(2)	27,158,525
7,275,732	Credit Suisse Commercial Mortgage Trust (13-7R-4A1), (144A), 0.314%, due 07/26/36 (1)(2)	6,704,172
99,984	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	107,232

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$3,574,920	Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1), 6.5%, due 12/25/35 (7)	$2,881,142
62,049	Credit Suisse First Boston Mortgage Securities Corp. (05-11-8A9), 5.25%, due 12/25/35	62,183
13,628,667	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 01/25/36 (7)	10,669,502
3,098,070	Credit Suisse Mortgage Capital Certificates (10-1R-7A1), (144A), 2.715%, due 07/27/36 (1)(2)	3,112,951
5,531,956	Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2), 5.236%, due 01/25/36	4,039,125
41,299,784	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.312%, due 10/25/36 (2)	27,752,418
22,194,279	Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4), 0.382%, due 11/25/36 (2)	12,777,935
18,559,593	Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C), 5.623%, due 02/25/37	14,010,006
137,345	Credit-Based Asset Servicing and Securitization LLC (07-CB4-A2A), 5.844%, due 04/25/37	137,455
17,388,240	CSMC Mortgage-Backed Trust (06-8-3A1), 6%, due 10/25/21 (7)	17,011,854
9,030,276	CSMC Mortgage-Backed Trust (06-9-5A1), 5.5%, due 11/25/36 (7)	8,864,430
22,513,029	CSMC Mortgage-Backed Trust (07-2-3A4), 5.5%, due 03/25/37 (7)	21,662,858
811,003	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6), 0.342%, due 02/25/37 (2)(7)	619,500
3,067,826	DSLA Mortgage Loan Trust (05-AR6-2A1A), 0.447%, due 10/19/45 (2)	2,653,807
19,838,508	DSLA Mortgage Loan Trust (06-AR2-2A1A), 0.357%, due 10/19/36 (2)	16,460,565
4,715,054	DSLA Mortgage Loan Trust (07-AR1-2A1A), 0.297%, due 04/19/47 (2)	3,913,226
4,512,087	EquiFirst Mortgage Loan Trust (04-2-1A1), 0.712%, due 10/25/34 (2)	4,502,144
6,400,751	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.422%, due 04/25/47 (2)	4,314,369
38,667,561	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C), 0.312%, due 12/25/37 (2)	25,715,900
22,691,059	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D), 0.362%, due 12/25/37 (2)	15,200,309
7,884,256	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C), 0.295%, due 01/25/38 (2)	4,638,108
12,822,290	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D), 0.375%, due 01/25/38 (2)	8,073,876
5,068,000	First Franklin Mortgage Loan Trust (06-FF9-2A4), 0.402%, due 06/25/36 (2)	2,979,529
10,690,254	First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1), 2.261%, due 05/25/35 (2)	10,167,623
7,225,085	First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1), 2.345%, due 09/25/35 (2)(7)	6,691,577
7,223,395	First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1), 2.239%, due 09/25/35 (2)(7)	6,372,491
15,007,692	Fremont Home Loan Trust (05-E-2A4), 0.482%, due 01/25/36 (2)	12,181,534
6,400,039	Fremont Home Loan Trust (06-1-2A3), 0.332%, due 04/25/36 (2)	5,945,482

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$5,449,471	GMAC Mortgage Loan Trust (05-AR5-2A1), 2.904%, due 09/19/35 (2)	$5,142,998
935,163	GreenPoint Mortgage Funding Trust (05-AR3-1A1), 0.392%, due 08/25/45 (2)	788,444
27,205,000	GreenPoint Mortgage Funding Trust (06-AR5-A2A2), 0.302%, due 10/25/46 (2)(7)	26,599,240
1,911,898	GS Mortgage Securities Corp. (09-1R-3A1), (144A), 2.612%, due 11/25/35 (1)(2)	1,937,399
6,491,294	GSAA Home Equity Trust (05-7-AF5), 4.611%, due 05/25/35	6,808,962
2,823,111	GSAA Home Equity Trust (05-9-2A3), 0.522%, due 08/25/35 (2)	2,627,896
8,748,476	GSR Mortgage Loan Trust (04-9-3A1), 2.525%, due 08/25/34 (2)	8,863,976
4,508,718	GSR Mortgage Loan Trust (05-4F-4A3), 5.5%, due 05/25/35	4,687,234
26,201,065	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	25,820,626
57,508	GSR Mortgage Loan Trust (07-AR2-2A1), 2.781%, due 05/25/37 (2)(7)	52,176
4,397,636	GSR Mortgage Loan Trust (07-AR2-5A1A), 5.191%, due 05/25/37 (2)(7)	4,365,163
3,615,950	Harborview Mortgage Loan Trust (05-9-2A1A), 0.497%, due 06/20/35 (2)	3,420,255
36,404,028	Harborview Mortgage Loan Trust (06-8-2A1A), 0.347%, due 07/21/36 (2)	30,130,376
11,500,710	Home Equity Asset Trust (05-8-2A4), 0.512%, due 02/25/36 (2)	11,436,934
5,620,626	Homestar Mortgage Acceptance Corp. (04-3-AV2C), 0.732%, due 07/25/34 (2)	5,615,832
1,719,799	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.602%, due 10/25/34 (2)(3)	1,728,660
1,125,508	HSBC Home Equity Loan Trust USA (06-1-A2), 0.337%, due 01/20/36 (2)	1,112,668
20,000,000	HSBC Home Equity Loan Trust USA (06-4-M1), 0.417%, due 03/20/36 (2)	19,447,850
2,172,684	HSI Asset Loan Obligation Trust (07-2-2A12), 6%, due 09/25/37	2,076,182
15,943	Impac CMB Trust (04-5-1A1), 0.872%, due 10/25/34 (2)	15,525
2,282,530	Impac CMB Trust (05-1-1A1), 0.672%, due 04/25/35 (2)	2,101,421
11,444,117	Impac CMB Trust (05-5-A2), 0.592%, due 08/25/35 (2)	10,066,280
13,405,700	Indymac Index Mortgage Loan Trust (04-AR4-2A), 2.456%, due 08/25/34 (2)	13,212,410
2,163,906	Indymac Index Mortgage Loan Trust (04-AR9-4A), 2.546%, due 11/25/34 (2)	1,806,677
8,652,346	Indymac Index Mortgage Loan Trust (05-AR17-3A1), 2.316%, due 09/25/35 (2)(7)	7,433,940
9,295,321	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 4.409%, due 11/25/35 (2)(7)	7,936,885
5,444,714	Indymac Index Mortgage Loan Trust (05-AR25-2A1), 4.613%, due 12/25/35 (2)(7)	4,973,730
8,654,979	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.337%, due 06/25/35 (2)(7)	7,249,826
7,531,264	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 2.473%, due 08/25/36 (2)(7)	5,677,797
15,447,698	Indymac Index Mortgage Loan Trust (06-AR39-A1), 0.332%, due 02/25/37 (2)(7)	12,122,489
10,160,300	Indymac Index Mortgage Loan Trust (06-AR8-A3A), 0.382%, due 07/25/46 (2)(7)	7,958,268
36,737	Indymac Index Mortgage Loan Trust (07-AR11-1A1), 2.364%, due 06/25/37 (2)(7)	24,261
17,938,823	Indymac Index Mortgage Loan Trust (07-AR13-4A1), 6.449%, due 07/25/37 (2)(7)	11,664,881
27,865,804	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 2.668%, due 05/25/37 (2)(7)	21,953,154
7,275,544	Indymac Index Mortgage Loan Trust (07-AR7-1A1), 2.717%, due 11/25/37 (2)	6,960,564
21,901,613	Indymac Index Mortgage Loan Trust (07-FLX1-A2), 0.332%, due 02/25/37 (2)	20,892,465
881,813	Jefferies & Co., Inc. (09-R3-1A1), (144A), 2.438%, due 12/26/35 (1)(2)	890,360
1,347,042	Jefferies & Co., Inc. (11-R1-2A1), (144A), 0.295%, due 08/26/47 (1)(2)	1,349,817
13,007,110	JPMorgan Alternative Loan Trust (06-A2-5A1), 4.883%, due 05/25/36 (2)(7)	10,223,212
15,778,378	JPMorgan Alternative Loan Trust (06-A4-A8), 6.2%, due 09/25/36 (2)(7)	15,444,997
9,696,613	JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4), 5.763%, due 10/25/36	7,926,103
29,015,000	JPMorgan Mortgage Acquisition Corp. (07-CH4-A4), 0.312%, due 01/25/36 (2)	25,589,344
1,127,565	JPMorgan Mortgage Trust (05-A6-7A1), 2.534%, due 08/25/35 (2)(7)	1,101,750
7,565,035	JPMorgan Mortgage Trust (06-A2-5A3), 2.468%, due 11/25/33 (2)	7,598,010
1,193,068	JPMorgan Mortgage Trust (06-A4-1A4), 2.585%, due 06/25/36 (2)(7)	1,018,173

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$51,823	JPMorgan Mortgage Trust (06-A7-2A4R), 2.607%, due 01/25/37 (2)(7)	$46,266
2,686,061	JPMorgan Mortgage Trust (06-S2-2A2), 5.875%, due 06/25/21 (7)	2,690,676
5,644,924	JPMorgan Resecuritization Trust Series (10-4-1A1), (144A), 2.612%, due 07/26/36 (1)(2)	5,689,609
1,257,197	JPMorgan Resecuritization Trust Series (10-5-3A1), (144A), 2.356%, due 08/26/36 (1)(2)	1,264,181
10,547,168	JPMorgan Resecuritization Trust Series (12-3-A3), (144A), 0.322%, due 11/26/36 (1)(2)	10,223,802
1,629,420	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20	1,508,344
5,508,595	Lehman Mortgage Trust (06-4-4A1), 6%, due 08/25/21 (7)	5,487,272
4,294,068	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27 (7)	3,344,847
34,736,473	Lehman XS Trust (06-10N-1A3A), 0.362%, due 07/25/46 (2)(7)	27,780,911
16	Lehman XS Trust (06-12N-A2A1), 0.304%, due 08/25/46 (2)(7)	16
9,222,542	Lehman XS Trust (06-12N-A31A), 0.352%, due 08/25/46 (2)(7)	7,137,150
11,528,460	Lehman XS Trust (06-13-1A2), 0.322%, due 09/25/36 (2)(7)	9,746,644
11,720,962	Lehman XS Trust (06-19-A2), 0.322%, due 12/25/36 (2)(7)	9,681,480
26,268,336	Lehman XS Trust (06-9-A1B), 0.312%, due 05/25/46 (2)(7)	21,842,463
3,492,985	Lehman XS Trust (06-GP1-A2A), 0.322%, due 05/25/46 (2)(7)	3,485,440
11,870,753	Lehman XS Trust (06-GP4-3A2A), 0.312%, due 08/25/46 (2)(7)	11,540,289
3,418,268	Lehman XS Trust (07-4N-1A1), 0.282%, due 03/25/47 (2)(7)	3,221,756
12,591,242	Long Beach Mortgage Loan Trust (06-WL1-1A3), 0.482%, due 01/25/46 (2)	11,030,798
13,175,000	Long Beach Mortgage Loan Trust (06-WL1-2A4), 0.492%, due 01/25/46 (2)	10,990,111
10,349,139	Luminent Mortgage Trust (07-2-1A3), 0.372%, due 05/25/37 (2)	9,408,940
10,950,000	Madison Avenue Manufactured Housing Contract (02-A-B1), 3.402%, due 03/25/32 (2)	11,066,898
18,138,796	MASTR Adjustable Rate Mortgages Trust (04-9-M1), 0.732%, due 11/25/34 (2)	17,808,770
510,808	MASTR Adjustable Rate Mortgages Trust (07-2-A2), 0.262%, due 03/25/47 (2)	502,177
9,003,756	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	9,104,833
85,852	MASTR Alternative Loans Trust (06-2-2A1), 0.552%, due 03/25/36 (2)(7)	25,088
321,984	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	336,429
101,587	MASTR Asset Securitization Trust (06-3-2A1), 0.602%, due 10/25/36 (2)(7)	71,113
1,954,987	MASTR Asset-Backed Securities Trust (06-AB1-A2), 0.382%, due 02/25/36 (2)	1,912,359
4,550,703	MASTR Asset-Backed Securities Trust (06-AB1-A4), 5.719%, due 02/25/36	4,681,397
28,969,028	MASTR Asset-Backed Securities Trust (06-HE5-A3), 0.312%, due 11/25/36 (2)	19,336,500
16,661	MASTR Seasoned Securitization Trust (04-1-4A1), 2.507%, due 10/25/32 (2)	16,744
2,672,984	Merrill Lynch Alternative Note Asset Trust (07-A1-A2C), 0.382%, due 01/25/37 (2)	1,294,277
1,374,983	Merrill Lynch Alternative Note Asset Trust (07-A1-A3), 0.312%, due 01/25/37 (2)	661,424
10,979,691	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B), 0.322%, due 04/25/37 (2)	6,424,964
38,424,282	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C), 0.402%, due 04/25/37 (2)	22,773,073
9,469,883	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D), 0.492%, due 04/25/37 (2)	5,692,631
8,640,361	Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C), 0.392%, due 05/25/37 (2)	5,047,338

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$4,427,978	Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B), 0.282%, due 06/25/37 (2)	$2,986,671
52,510,534	Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3), 0.312%, due 07/25/37 (2)	33,307,799
4,493,589	Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1), 2.51%, due 08/25/36 (2)(7)	4,152,782
4,819,638	Mid-State Trust (05-1-A), 5.745%, due 01/15/40	5,235,154
2,890,673	Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2), 1.112%, due 09/25/34 (2)	2,821,664
5,687,000	Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3), 0.947%, due 07/25/35 (2)	5,501,501
20,176,318	Morgan Stanley ABS Capital I, Inc. Trust (05-HE5-M1), 0.572%, due 09/25/35 (2)	19,829,083
4,413,000	Morgan Stanley Home Equity Loan Trust (05-2-M3), 0.827%, due 05/25/35 (2)	4,234,898
5,155,000	Morgan Stanley Home Equity Loan Trust (06-2-A4), 0.432%, due 02/25/36 (2)	4,611,575
8,453,144	Morgan Stanley Mortgage Loan Trust (05-6AR-1A1), 0.432%, due 11/25/35 (2)	8,351,470
1,388,689	Morgan Stanley Mortgage Loan Trust (07-3XS-2A6), 5.763%, due 01/25/47	922,225
5,037,589	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.272%, due 04/25/37 (2)	2,801,625
12,581,760	Morgan Stanley REREMIC Trust (10-R2-2B), (144A), 0.392%, due 05/26/36 (1)(2)	12,420,551
5,585,861	Morgan Stanley REREMIC Trust (13-R3-12A), (144A), 2.817%, due 01/26/47 (1)(2)	5,607,110
15,314,385	MortgageIT Trust (05-3-A1), 0.452%, due 08/25/35 (2)	14,694,275
7,416,083	MortgageIT Trust (05-4-A1), 0.432%, due 10/25/35 (2)	6,803,745
10,000,000	Nationstar Home Equity Loan Trust (07-B-2AV3), 0.402%, due 04/25/37 (2)	7,835,340
7,490,800	New Century Home Equity Loan Trust (05-1-A1SS), 0.672%, due 03/25/35 (2)	7,491,077
19,181,614	New Century Home Equity Loan Trust (05-2-M1), 0.582%, due 06/25/35 (2)	18,959,230
22,077,648	New Century Home Equity Loan Trust (05-3-M1), 0.632%, due 07/25/35 (2)	22,009,605
9,350,003	Nomura Resecuritization Trust (12-3R-1A1), (144A), 0.327%, due 01/26/37 (1)(2)	9,011,510
5,326,060	Oakwood Mortgage Investors, Inc. (02-A-A4), 6.97%, due 03/15/32 (2)	5,653,690
24,606,206	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36 (2)	25,063,291
2,579,188	Origen Manufactured Housing Contract Trust (04-A-M2), 6.64%, due 01/15/35 (2)	2,829,596
2,074,809	Origen Manufactured Housing Contract Trust (04-B-B1), 7.5%, due 11/15/35 (2)	2,330,041
1,270,951	Origen Manufactured Housing Contract Trust (04-B-M2), 6.51%, due 11/15/35 (2)	1,394,047
1,210,458	Origen Manufactured Housing Contract Trust (05-A-B), 6.55%, due 06/15/36 (2)	1,307,597
988,129	Origen Manufactured Housing Contract Trust (05-A-M2), 5.86%, due 06/15/36 (2)	1,072,095
19,300,000	Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D), 0.422%, due 03/25/37 (2)	14,246,872
23,529,915	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.315%, due 09/25/37 (2)	14,026,920
10,507,038	Park Place Securities, Inc. (05-WCH1-M2), 0.672%, due 01/25/36 (2)	10,476,956
8,266,602	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36 (7)	7,799,291
7,203,984	RAAC Series Trust (05-SP1-4A1), 7%, due 09/25/34	7,846,324
4,421,199	RAAC Series Trust (07-SP1-A3), 0.632%, due 03/25/37 (2)	4,277,287
1,545,563	RALI Trust (05-QA13-2A1), 3.565%, due 12/25/35 (2)(7)	1,304,780
14,542,825	RALI Trust (06-QA3-A1), 0.352%, due 04/25/36 (2)	13,308,656
1,522,930	RBSSP Resecuritization Trust (10-12-4A1), (144A), 4%, due 05/21/36 (1)(2)	1,545,044
16,036,626	Residential Accredit Loans, Inc. (05-QA8-CB21), 3.184%, due 07/25/35 (2)(7)	13,250,613
2,429,679	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35 (7)	2,157,246
35,739	Residential Accredit Loans, Inc. (06-QA1-A21), 3.755%, due 01/25/36 (2)(7)	28,727

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$14,444,645	Residential Accredit Loans, Inc. (06-QA10-A2), 0.332%, due 12/25/36 (2)(7)	$10,743,811
45,200	Residential Accredit Loans, Inc. (06-QA2-1A1), 0.402%, due 02/25/36 (2)(7)	30,594
10,324,994	Residential Accredit Loans, Inc. (06-QO1-3A1), 0.422%, due 02/25/46 (2)	6,928,236
101,947	Residential Accredit Loans, Inc. (06-QO9-1A2A), 0.302%, due 12/25/46 (2)(7)	102,138
85,814,883	Residential Accredit Loans, Inc. (06-QS10-AV), 0.556%, due 08/25/36 (I/O) (2)	2,219,087
87,782,209	Residential Accredit Loans, Inc. (06-QS11-AV), 0.33%, due 08/25/36 (I/O) (2)	1,228,293
7,262,002	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36 (7)	6,159,608
121,758,748	Residential Accredit Loans, Inc. (06-QS6-1AV), 0.739%, due 06/25/36 (I/O) (2)	3,897,376
25,485,522	Residential Accredit Loans, Inc. (06-QS7-AV), 0.654%, due 06/25/36 (I/O) (2)	826,991
2,254,564	Residential Accredit Loans, Inc. (06-RS3-A3), 0.352%, due 05/25/36 (2)(7)	2,203,408
5,758,413	Residential Accredit Loans, Inc. (07-QS1-2AV), 0.176%, due 01/25/37 (I/O) (2)	44,540
43,165,284	Residential Accredit Loans, Inc. (07-QS2-AV), 0.316%, due 01/25/37 (I/O) (2)	598,927
169,598,613	Residential Accredit Loans, Inc. (07-QS3-AV), 0.324%, due 02/25/37 (I/O) (2)	2,463,318
19,132,840	Residential Accredit Loans, Inc. (07-QS4-3AV), 0.378%, due 03/25/37 (I/O) (2)	267,401
28,340,108	Residential Accredit Loans, Inc. (07-QS5-AV), 0.25%, due 03/25/37 (I/O) (2)	263,421
6,320,212	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37 (7)	5,052,701
40,303,048	Residential Accredit Loans, Inc. (07-QS8-AV), 0.392%, due 06/25/37 (I/O) (2)	611,317
62,630	Residential Funding Mortgage Securities I (05-SA5-2A), 3.045%, due 11/25/35 (2)(7)	55,489
4,444,522	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36 (7)	3,936,798
1,508,462	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC) (7)	1,345,539
16,653,094	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37 (7)	15,044,955
57,279	Residential Funding Mortgage Securities I (07-SA2-2A2), 3.048%, due 04/25/37 (2)(7)	50,310
18,979,365	Saxon Asset Securities Trust (06-2-A2), 0.282%, due 09/25/36 (2)	17,527,501
21,828,684	Saxon Asset Securities Trust (06-3-A3), 0.322%, due 10/25/46 (2)	18,112,787
27,044,937	Saxon Asset Securities Trust (07-2-A2D), 0.752%, due 05/25/47 (2)	19,341,361
4,144,871	Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C), 0.492%, due 02/25/37 (2)	2,428,882
53,186,087	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.382%, due 02/25/37 (2)	30,580,753
26,140,170	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.292%, due 01/25/37 (2)	18,123,116
7,063,880	SG Mortgage Securities Trust (05-OPT1-A3), 0.502%, due 10/25/35 (2)	6,916,711
29,679,669	SG Mortgage Securities Trust (07-NC1-A2), (144A), 0.392%, due 12/25/36 (1)(2)	18,555,967
4,134,760	Soundview Home Equity Loan Trust (05-OPT3-A4), 0.452%, due 11/25/35 (2)	4,107,718
22,767,937	Soundview Home Equity Loan Trust (06-2-A4), 0.422%, due 03/25/36 (2)	22,523,125
10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.382%, due 06/25/36 (2)	7,418,996
4,154,586	Soundview Home Equity Loan Trust (06-WF2-A2C), 0.292%, due 12/25/36 (2)(7)	4,091,330
4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.402%, due 08/25/37 (2)	2,814,327
2,412,682	Specialty Underwriting & Residential Finance (05-BC3-M1), 0.602%, due 06/25/36 (2)(3)	2,420,282
2,294,655	Specialty Underwriting & Residential Finance (05-BC4-A2C), 0.502%, due 09/25/36 (2)	2,265,960

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$27,425	Specialty Underwriting & Residential Finance (06-AB3-A2B), 0.302%, due 09/25/37 (2)	$16,031
5,346,552	Structured Adjustable Rate Mortgage Loan Trust (04-12-2A), 2.414%, due 09/25/34 (2)	5,358,961
9,541,296	Structured Adjustable Rate Mortgage Loan Trust (04-14-2A), 2.377%, due 10/25/34 (2)	9,643,225
12,593,138	Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A), 1.102%, due 08/25/35 (2)	12,081,567
2,731,595	Structured Adjustable Rate Mortgage Loan Trust (05-23-1A3), 2.55%, due 01/25/36 (2)(7)	2,598,875
4,030,259	Structured Adjustable Rate Mortgage Loan Trust (06-1-7A2), 5.024%, due 02/25/36 (2)(7)	4,014,166
957,751	Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1), 5.03%, due 03/25/36 (2)(7)	812,189
4,089,959	Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1), 4.914%, due 05/25/36 (2)(7)	3,606,473
9,518,457	Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1), 2.593%, due 06/25/36 (2)(7)	8,029,856
6,862,857	Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1), 2.621%, due 02/25/37 (2)(7)	5,903,622
2,666,807	Structured Asset Investment Loan Trust (05-3-M1), 0.722%, due 04/25/35 (2)	2,665,956
257,686	Structured Asset Mortgage Investments, Inc. (06-AR3-24A1), 2.355%, due 05/25/36 (2)	176,632
44,992,179	Structured Asset Mortgage Investments, Inc. (07-AR6-A1), 1.615%, due 08/25/47 (2)	40,135,678
2,943,244	Structured Asset Securities Corp. (05-2XS-1A5B), 4.65%, due 02/25/35	2,981,884
17,818,818	Structured Asset Securities Corp. (06-EQ1A-A4), (144A), 0.302%, due 07/25/36 (1)(2)	17,438,832
14,345,000	Structured Asset Securities Corp. (06-WF2-A4), 0.462%, due 07/25/36 (2)	13,456,213
1,576,368	Structured Asset Securities Corp. (07-BC3-2A1), 0.212%, due 05/25/47 (2)	1,573,550
530,427	Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1), 2.715%, due 04/25/37 (2)(7)	444,291
24,437	Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1), 2.6%, due 06/25/37 (2)(7)	22,262
2,004,499	Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1), 2.7%, due 01/25/37 (2)	1,990,884
365,124	Wachovia Mortgage Loan Trust LLC (06-AMN1-A3), 0.395%, due 08/25/36 (2)	238,351
15,915,623	WaMu Mortgage Pass-Through Certificates (04-AR14-A1), 2.395%, due 01/25/35 (2)	16,018,820
15,633,608	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1), 0.442%, due 10/25/45 (2)	14,986,087
770,775	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2), 1.565%, due 10/25/45 (2)	763,126
3,238,815	WaMu Mortgage Pass-Through Certificates (05-AR14-2A1), 2.41%, due 12/25/35 (2)	3,088,116

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$5,014,910	WaMu Mortgage Pass-Through Certificates (05-AR18-1A1), 2.373%, due 01/25/36 (2)	$4,845,521
474,329	WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A), 0.462%, due 01/25/45 (2)	445,148
153,106	WaMu Mortgage Pass-Through Certificates (05-AR5-A5), 2.38%, due 05/25/35 (2)	153,258
2,853,212	WaMu Mortgage Pass-Through Certificates (05-AR7-A2), 2.363%, due 08/25/35 (2)	2,857,543
12,486,498	WaMu Mortgage Pass-Through Certificates (05-AR9-A1A), 0.472%, due 07/25/45 (2)	11,946,014
34,275,493	WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A), 1.185%, due 01/25/46 (2)	32,930,852
8,934,696	WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A), 0.925%, due 12/25/46 (2)	8,162,265
161,659	Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1), 2.329%, due 11/25/30 (2)	161,359
2,703,176	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36 (7)	2,483,332
4,373,641	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 0.752%, due 07/25/36 (2)(7)	3,012,464
8,740,432	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA1-2A), 0.835%, due 12/25/46 (2)(7)	6,129,910
8,032,834	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA2-2A), 0.815%, due 01/25/47 (2)(7)	5,860,145
2,947,930	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A), 1.926%, due 04/25/47 (2)(7)	2,263,703
8,684,653	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3), 0.462%, due 06/25/37 (2)(7)	6,995,974
11,691,000	Washington Mutual Asset-Backed Certificates (06-HE1-2A4), 0.432%, due 04/25/36 (2)	10,229,201
5,521,000	Wells Fargo Home Equity Asset-Backed Securities (07-1-A3), 0.472%, due 03/25/37 (2)	3,870,383
12,239,045	Wells Fargo Mortgage Loan Trust (11-RR3-A1), (144A), 2.634%, due 03/27/37 (1)(2)	12,040,961
11,083,923	Wells Fargo Mortgage Loan Trust (12-RR2-1A1), (144A), 0.315%, due 09/27/47 (1)(2)	10,683,925
7,694,198	Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6), 2.615%, due 01/25/35 (2)	7,674,385
12,644,945	Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6), 2.614%, due 08/25/36 (2)	12,084,425
8,618,266	Wells Fargo Mortgage-Backed Securities Trust (06-AR6-4A1), 2.612%, due 03/25/36 (2)	8,571,960
4,863,367	Wells Fargo Mortgage-Backed Securities Trust (06-AR7-2A4), 2.613%, due 05/25/36 (2)(7)	4,481,948

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$10,898,634	Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32), 6%, due 07/25/37 (7)	$10,723,297
900,325	Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1), 2.564%, due 08/25/37 (2)(7)	796,354
5,389,690	Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1), 5.75%, due 02/25/38	5,698,051

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,048,591,430)	2,436,663,068

	U.S. Government Agency Obligations (2.3%)
76,620,000	Federal Home Loan Bank, 0.75%, due 05/26/28 (3)	76,594,796
26,700,000	Federal National Mortgage Association, 0.625%, due 04/29/16 (3)	26,740,892
45,965,000	Federal National Mortgage Association, 1%, due 02/27/17 (3)	46,057,022
14,130,000	Federal National Mortgage Association, 2.5%, due 02/13/20 (3)	14,208,619
25,000,000	Federal National Mortgage Association, 2.63%, due 10/10/24 (3)	23,996,086

	Total U.S. Government Agency Obligations (Cost: $187,310,576)	187,597,415

	U.S. Treasury Securities (15.0%)
11,426,120	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (3)(8)	11,407,370
241,760,000	U.S. Treasury Note, 0.25%, due 08/15/15 (3)	242,005,628
377,765,000	U.S. Treasury Note, 0.375%, due 03/31/16 (3)	378,266,672
114,540,000	U.S. Treasury Note, 0.625%, due 08/31/17 (3)	113,658,580
116,460,000	U.S. Treasury Note, 1.375%, due 10/31/19	115,850,448
302,790,000	U.S. Treasury Note, 2.375%, due 08/15/24	303,896,852
80,935,000	U.S. Treasury Note, 2.625%, due 08/15/20 (3)	84,412,696

	Total U.S. Treasury Securities (Cost: $1,238,485,596)	1,249,498,246

	Total Fixed Income Securities (Cost: $8,110,324,089) (103.6%)	8,609,941,563

Number of Shares	Money Market Investments
77,518,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (9)	77,518,000
79,910,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (9)	79,910,000

	Total Money Market Investments (Cost: $157,428,000) (1.9%)	157,428,000

Principal Amount	Short-Term Investments
	Commercial Paper (0.6%)

	Electric (Cost: $49,997,000) (0.6%)
$50,000,000	National Rural Utilities Cooperative Finance Corp., 0.091%, due 11/25/14 (10)	49,995,695

	Discount Notes (7.1%)
80,000,000	Federal Home Loan Bank Discount Note, 0.01%, due 03/20/15 (10)	79,987,840
78,000,000	Federal Home Loan Bank Discount Note, 0.01%, due 11/28/14(3) (10)	77,999,298

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2014

Principal Amount	Short-Term Investments	Value
	Discount Notes (Continued)
$60,000,000	Federal Home Loan Bank Discount Note, 0.01%, due 03/18/15 (10)	$59,991,000
40,000,000	Federal Home Loan Bank Discount Note, 0.05%, due 12/02/14 (3)(10)	39,999,520
65,650,000	Federal Home Loan Bank Discount Note, 0.05%, due 01/16/15 (10)	65,647,308
80,000,000	Federal Home Loan Bank Discount Note, 0.06%, due 03/25/15 (10)	79,987,360
105,000,000	Federal Home Loan Bank Discount Note, 0.06%, due 02/20/15 (10)	104,990,445
83,000,000	Federal Home Loan Bank Discount Note, 0.063%, due 01/28/15 (10)	82,996,016

	Total Discount Notes (Cost: $591,548,002)	591,598,787

	Repurchase Agreements (3.2%)
89,846,685	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $96,975,000 Federal Home Loan Mortgage Corp., 2.10%, due 10/17/22 valued at $91,647,872) (Total Amount to be Received Upon Repurchase $89,846,685)	89,846,685
172,000,000	RBS Securities Inc., 0.09%, due 11/03/14 (collateralized by $80,805,000 Federal Home Loan Bank, 0%, maturity dates ranging from 11/12/14 - 04/27/15, valued at $80,783,695; $136,873,000 Resolution Funding Corp., Interest Strips, 0%, maturity dates ranging from 04/15/15 - 04/15/30, valued at $94,657,373) (Total Amount to be Received Upon Repurchase $172,001,290)	172,000,000

	Total Repurchase Agreements (Cost: $261,846,685)	261,846,685

	U.S. Treasury Security (Cost: $4,561,981) (0.1%)
4,562,000	U.S. Treasury Bill, 0.025%, due 11/06/14 (10)	4,562,000

	Total Short-Term Investments (Cost: $907,953,668) (11.0%)	908,003,167

	Total Investments (Cost: $9,175,705,757) (116.5%)	9,675,372,730

	Liabilities in Excess of Other Assets (–16.5%)	(1,368,787,003)

	Net Assets (100.0%)	$8,306,585,727

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
2,255	90 Day Eurodollar Futures	03/14/16	$557,689,687	$ 247,441
2,255	90 Day Eurodollar Futures	06/13/16	556,280,313	(260,695)
2,255	90 Day Eurodollar Futures	09/19/16	554,842,750	(739,882)
2,255	90 Day Eurodollar Futures	12/19/16	553,433,375	(1,161,934)

			$2,222,246,125	$ (1,915,070)

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
ARM	- Adjustable-Rate Mortgage.
CDO	- Collateralized Debt Obligation.
CLO	- Collateralized Loan Obligation.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
P/O	- Principal Only Security.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $674,272,949 or 8.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(3)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)	As of October 31, 2014, security is not accruing interest.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(8)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2014.
(10)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Asset-Backed Securities	9.8%
Commercial Mortgage-Backed Securities — Agency	5.1
Commercial Mortgage-Backed Securities — Non-Agency	0.7
Residential Mortgage-Backed Securities — Agency	41.4
Residential Mortgage-Backed Securities — Non-Agency	29.3
U.S. Government Agency Obligations	2.3
U.S. Treasury Securities	15.0
Money Market Investments	1.9
Short-Term Investments	11.0

Total	116.5%

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2014

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,415,792	$3,094		$16,682
Foreign Currency, at Value	—	—		3	(3)
Cash	1	—		—
Receivable for Securities Sold	5,182	—		—	(4)
Receivable for Fund Shares Sold	1,274	—		—
Interest and Dividends Receivable	4,972	11		105
Receivable from Investment Advisor	—	19		6
Cash Collateral Held for Brokers	—	417		10
Open Swap Agreements, at Value	—	9		—
Prepaid Expenses	8	8		5

Total Assets	1,427,229	3,558		16,811

LIABILITIES
Distributions Payable	2,105	—		—
Payable for Securities Purchased	10,353	—		—
Payable for When-Issued Securities	157,181	—		1,019
Payable for Fund Shares Redeemed	2,248	—		—
Accrued Directors’ Fees and Expenses	7	7		7
Accrued Compliance Expense	7	—	(4)	—	(4)
Accrued Management Fees	432	1		7
Accrued Distribution Fees	129	—	(4)	2
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—		47
Other Accrued Expenses	266	70		26

Total Liabilities	172,728	78		1,108

NET ASSETS	$1,254,501	$3,480		$15,703

NET ASSETS CONSIST OF:
Paid-in Capital	$1,217,612	$4,179		$15,165
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	7,747	(751)		18
Unrealized Appreciation of Investments, Swap Agreements and Foreign Currency	29,353	87		449
Undistributed (Overdistributed) Net Investment Income	(211)	(35)		71

NET ASSETS	$1,254,501	$3,480		$15,703

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$646,372	$1,934		$8,138

N Class Share	$608,129	$1,546		$7,565

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	57,615,045	269,304		793,420

N Class Share	54,275,478	215,162		737,583

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.22	$7.18		$10.26

N Class Share	$11.20	$7.18		$10.26

(1)	Consolidated Statement of Asset and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2014 was $1,386,439, $3,016 and $16,183, respectively.
(3)	The identified cost for the TCW Global Bond Fund at October 31, 2014 was $3.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares with a par value of $0.001 per share, for the TCW Core Fixed Income Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund is 2,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2014

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$32,597	$21,102	$9,675,373
Cash	—	—	12
Receivable for Securities Sold	704	3	114,659
Receivable for Fund Shares Sold	483	—	25,060
Interest and Dividends Receivable	390	53	17,059
Receivable from Investment Advisor	7	22	489
Receivable for Daily Variation Margin on Open Swap Agreements	4	—	—
Open Swap Agreements, at Value	3	—	—
Cash Collateral Held for Brokers	49	—	—
Prepaid Expenses	8	8	3

Total Assets	34,245	21,188	9,832,655

LIABILITIES
Distributions Payable	112	17	14,764
Payable for Securities Purchased	697	—	116,192
Payable for When-Issued Securities	150	—	1,380,539
Payable for Fund Shares Redeemed	17	51	8,394
Accrued Directors’ Fees and Expenses	7	7	7
Accrued Compliance Expense	— (2)	— (2)	21
Accrued Management Fees	10	6	3,510
Accrued Distribution Fees	2	—	474
Interest Payable on Swap Agreements	1	—	—
Payable for Daily Variation Margin on Open Financial Futures Contracts	—	—	733
Other Accrued Expenses	45	27	1,435

Total Liabilities	1,041	108	1,526,069

NET ASSETS	$33,204	$21,080	$8,306,586

NET ASSETS CONSIST OF:
Paid-in Capital	$33,785	$28,564	$7,755,011
Accumulated Net Realized Gain (Loss) on Investments and Swap Agreements	(611)	(7,531)	55,351
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Swap Agreements	(6)	48	497,752
Undistributed (Overdistributed) Net Investment Income	36	(1)	(1,528)

NET ASSETS	$33,204	$21,080	$8,306,586

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$20,649	$21,080	$6,129,426

N Class Share	$12,555		$2,177,160

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	3,249,885	2,409,063	594,231,694

N Class Share	1,959,566		204,649,124

NET ASSET VALUE PER SHARE: (4)
I Class Share	$6.35	$8.75	$10.31

N Class Share	$6.41		$10.64

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2014 was $32,586, $21,054 and $9,175,706, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW High Yield Bond Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Short Term Bond Fund is 1,666,000,000 for the I Class shares, and the TCW Total Return Bond Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2014

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$28,651		$75	$527 (2)

Total	28,651		75	527

Expenses:
Management Fees	4,789		22	90
Accounting Services Fees	118		26	4
Administration Fees	98		47	7
Transfer Agent Fees:
I Class	205		11	8
N Class	610		11	8
Custodian Fees	29		19	10
Professional Fees	118		24	44
Directors’ Fees and Expenses	24		24	24
Registration Fees:
I Class	49		18	14
N Class	68		18	14
Distribution Fees:
N Class	1,635		4	20
Compliance Expense	15		— (3)	— (3)
Shareholder Reporting Expense	9		2	1
Other	134		5	5

Total	7,901		231	249

Less expenses waived/reimbursed	—		148	—
Less Expenses Borne by Investment Advisor:
I Class	88		27	23
N Class	—		30	43

Net Expenses	7,813		26	183

Net Investment Income	20,838		49	344

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	9,559		— (3)	118
Foreign Currency	—	(3)	—	(195)
Futures Contracts	—		—	(24)
Swap Agreements	—		(265)	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	15,013		(30)	(299)
Foreign Currency	—		—	(41)
Futures Contracts	—		—	35
Swap Agreements	—		108	—

Net Realized and Unrealized Gain (Loss) on Investments	24,572		(187)	(406)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,410		$(138)	$(62)

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $2 for the TCW Global Bond Fund.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2014

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$1,748	$223	$242,986

Total	1,748	223	242,986

Expenses:
Management Fees	154	69	38,875
Accounting Services Fees	20	2	697
Administration Fees	6	4	646
Transfer Agent Fees:
I Class	16	17	2,777
N Class	16	—	1,693
Custodian Fees	9	10	92
Professional Fees	36	88	351
Directors’ Fees and Expenses	24	24	24
Registration Fees:
I Class	15	21	129
N Class	28	—	192
Distribution Fees:
N Class	29	—	6,018
Compliance Expense	— (1)	— (1)	115
Shareholder Reporting Expense	4	—	26
Other	7	5	916

Total	364	240	52,551

Less Expenses Borne by Investment Advisor:
I Class	83	154	6,227
N Class	71	—	2,237

Net Expenses	210	86	44,087

Net Investment Income	1,538	137	198,899

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	455	28	88,840
Futures Contracts	—	—	—	(1)
Swap Agreements	(7)	—	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(191)	(36)	46,406
Futures Contracts	—	—	3,298
Swap Agreements	(17)	—	—

Net Realized and Unrealized Gain (Loss) on Investments	240	(8)	138,544

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,778	$129	$337,443

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$20,838	$19,977	$49	$76
Net Realized Gain (Loss) on Investments and Swap Agreements	9,559	(1,823)	(265)	(451)
Change in Unrealized Appreciation (Depreciation) on Investments and Swap Agreements	15,013	(25,711)	78	13

Increase (Decrease) in Net Assets Resulting from Operations	45,410	(7,557)	(138)	(362)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(9,930)	(9,375)	(30)	(41)
N Class	(9,957)	(10,322)	(23)	(33)
Distributions from Net Realized Gain:
I Class	—	(5,117)	(8)	(12)
N Class	—	(5,672)	(7)	(9)

Total Distributions to Shareholders	(19,887)	(30,486)	(68)	(95)

NET CAPITAL SHARE TRANSACTIONS
I Class	44,731	103,896	36	49
N Class	(103,887)	189,898	28	39

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(59,156)	293,794	64	88

Increase (Decrease) in Net Assets	(33,633)	255,751	(142)	(369)
NET ASSETS
Beginning of Year	1,288,134	1,032,383	3,622	3,991

End of Year	$1,254,501	$1,288,134	$3,480	$3,622

Undistributed (Overdistributed) Net Investment Income	$(211)	$610	$(35)	$(31)

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$344	$749	$1,538	$2,290
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	(101)	(219)	448	1,156
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	(305)	(644)	(208)	(584)

Increase (Decrease) in Net Assets Resulting from Operations	(62)	(114)	1,778	2,862

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(102)	(171)	(1,077)	(1,613)
N Class	(96)	(177)	(531)	(878)
Distributions from Net Realized Gain:
I Class	(62)	(323)	—	—
N Class	(58)	(332)	—	—

Total Distributions to Shareholders	(318)	(1,003)	(1,608)	(2,491)

NET CAPITAL SHARE TRANSACTIONS
I Class	(2,844)	468	(5,576)	(9,109)
N Class	(3,989)	710	(2,112)	(6,044)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(6,833)	1,178	(7,688)	(15,153)

Increase (Decrease) in Net Assets	(7,213)	61	(7,518)	(14,782)
NET ASSETS
Beginning of Year	22,916	22,855	40,722	55,504

End of Year	$15,703	$22,916	$33,204	$40,722

Undistributed (Overdistributed) Net Investment Income	$71	$28	$36	$(3)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$137	$152	$198,899	$216,773
Net Realized Gain on Investments and Futures Contracts	28	17	88,840	54,557
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(36)	(64)	49,704	(38,386)

Increase in Net Assets Resulting from Operations	129	105	337,443	232,944

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(232)	(191)	(140,589)	(192,962)
N Class	—	—	(56,526)	(80,162)
Distributions from Return of Capital:
I Class	—	—	—	(82,909)
N Class	—	—	—	(35,276)

Total Distributions to Shareholders	(232)	(191)	(197,115)	(391,309)

NET CAPITAL SHARE TRANSACTIONS
I Class	5,981	2,474	946,073	(640,914)
N Class	—	—	(357,669)	197,146

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,981	2,474	588,404	(443,768)

Increase (Decrease) in Net Assets	5,878	2,388	728,732	(602,133)
NET ASSETS
Beginning of Year	15,202	12,814	7,577,854	8,179,987

End of Year	$21,080	$15,202	$8,306,586	$7,577,854

Undistributed (Overdistributed) Net Investment Income	$(1)	$8	$(1,528)	$(28,090)

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2014

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 20 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliated of the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 6 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund

Seeks to maximize current income and achieve above average total return by investing in fixed income securities with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities.

TCW High Yield Bond Fund

Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk” bonds.

TCW Short Term Bond Fund	Seeks to maximize income by investing at least 80% of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by government or private sector issuers.

TCW Total Return Bond Fund

Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities.

Non-Diversified Fixed Income Funds

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund

Seeks total return by investing at least 80% of its net assets in debt securities of government and corporate issuers in at least three countries, and will invest at least 30% of its net assets in securities of issuers located outside the United States.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting    The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Consolidation:    The TCW Enhanced Commodity Strategy Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in the TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $413,000 or 11.88% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The Net Asset Value of each Class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that Class on each business day as of 1:00 p.m. Pacific Time.

Security Valuations:    Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing prices as reported by NASDAQ. All other securities for which over-the-counter (“OTC”) market quotations are readily available including short-term securities are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. As such they are categorized in Level 1.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account among other factor, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of the total return swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

U.S. and foreign government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of October 31, 2014 in valuing the TCW Funds:

TCW Core Fixed Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$234,761,178	$—	$234,761,178
Municipal Bonds	—	16,567,314	—	16,567,314
Foreign Government Bonds	—	6,194,000	—	6,194,000
Asset-Backed Securities	—	121,562,366	—	121,562,366
Commercial Mortgage-Backed Securities — Agency	—	66,775,665	—	66,775,665
Commercial Mortgage-Backed Securities — Non-Agency	—	44,282,684	—	44,282,684
Residential Mortgage-Backed Securities — Agency	—	302,861,440	—	302,861,440
Residential Mortgage-Backed Securities — Non-Agency	—	90,378,378	—	90,378,378
U.S. Government Agency Obligations	—	17,981,172	—	17,981,172
U.S. Treasury Securities	341,656,283	—	—	341,656,283

Total Fixed Income Securities	341,656,283	901,364,197	—	1,243,020,480

Money Market Investments	22,347,000	—	—	22,347,000
Short-Term Investments*	—	150,424,548	—	150,424,548

Total Investments	$364,003,283	$1,051,788,745	$—	$1,415,792,028

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$41,959	$—	$41,959
Commercial Mortgage-Backed Securities — Agency	—	7,712	—	7,712
Commercial Mortgage-Backed Securities — Non-Agency	—	129,567	—	129,567
Residential Mortgage-Backed Securities — Agency	—	102,571	—	102,571
Residential Mortgage-Backed Securities — Non-Agency	—	546,849	—	546,849
Corporate Bonds*	—	655,504	—	655,504
Municipal Bonds	—	75,929	—	75,929
U.S. Government Agency Obligations	—	20,035	—	20,035

Total Fixed Income Securities	—	1,580,126	—	1,580,126

Money Market Investments	74,000	—	—	74,000
Short-Term Investments*	—	1,439,999	—	1,439,999

Total Investments	74,000	3,020,125	—	3,094,125

Asset Derivatives
Swap Agreements
Commodity Risk	—	8,791	—	8,791

Total	$74,000	$3,028,916	$—	$3,102,916

*	See Schedule of Investments for corresponding industries.

TCW Global Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$2,337,037	$—	$2,337,037
Foreign Government Bonds	—	5,613,490	—	5,613,490
Asset-Backed Securities	—	554,639	—	554,639
Commercial Mortgage-Backed Securities — Agency	—	175,896	—	175,896
Commercial Mortgage-Backed Securities — Non-Agency	—	176,985	—	176,985
Residential Mortgage-Backed Securities — Agency	—	2,155,893	—	2,155,893
Residential Mortgage-Backed Securities — Non-Agency	—	1,065,433	—	1,065,433
U.S. Government Agency Obligations	—	240,180	—	240,180
U.S. Treasury Securities	1,027,718	—	—	1,027,718

Total Fixed Income Securities	1,027,718	12,319,553	—	13,347,271

Money Market Investments	322,000	—	—	322,000
Short-Term Investments*	—	3,012,954	—	3,012,954

Total Investments	$1,349,718	$15,332,507	$—	$16,682,225

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(47,450)	$—	$(47,450)

Total	$—	$(47,450)	$—	$(47,450)

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$1,401,499	$—	$1,401,499
Corporate Bonds*	—	27,108,524	—	27,108,524
Asset-Backed Securities	—	248,184	—	248,184

Total Fixed Income Securities	—	28,758,207	—	28,758,207

Equity Securities
Common Stock*	76,250	—	—	76,250

Total Equity Securities	76,250	—	—	76,250

Money Market Investments	43,000	—	—	43,000
Short-Term Investments*	—	3,719,209	—	3,719,209

Total Investments	119,250	32,477,416	—	32,596,666

Asset Derivatives
Swap Agreements
Credit Risk	—	73,184	—	73,184

Total	$119,250	$32,550,600	$—	$32,669,850

*	See Schedule of Investments for corresponding industries.

TCW Short Term Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$1,368,474	$—	$1,368,474
Commercial Mortgage-Backed Securities — Non-Agency	—	2,267,694	—	2,267,694
Residential Mortgage-Backed Securities — Agency	—	7,071,366	—	7,071,366
Residential Mortgage-Backed Securities — Non-Agency	—	338,490	—	338,490
Corporate Bonds*	—	4,383,144	—	4,383,144
Municipal Bonds	—	239,382	—	239,382
U.S. Government Agency Obligations	—	635,651	—	635,651
U.S. Treasury Securities	145,133	—	—	145,133

Total Fixed Income Securities	145,133	16,304,201	—	16,449,334

Money Market Investments	430,000	—	—	430,000
Short-Term Investments*	—	4,222,356	—	4,222,356

Total Investments	$575,133	$20,526,557	$—	$21,101,690

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$815,722,782	$—	$815,722,782
Commercial Mortgage-Backed Securities — Agency	—	423,381,193	—	423,381,193
Commercial Mortgage-Backed Securities — Non-Agency	—	59,251,291	—	59,251,291
Residential Mortgage-Backed Securities — Agency	—	3,437,827,568	—	3,437,827,568
Residential Mortgage-Backed Securities — Non-Agency	—	2,424,242,397	12,420,671	2,436,663,068
U.S. Government Agency Obligations	—	187,597,415	—	187,597,415
U.S. Treasury Securities	1,249,498,246	—	—	1,249,498,246

Total Fixed Income Securities	1,249,498,246	7,348,022,646	12,420,671	8,609,941,563

Money Market Investments	157,428,000	—	—	157,428,000
Short-Term Investments*	4,562,000	903,441,167	—	908,003,167

Total Investments	1,411,488,246	8,251,463,813	12,420,671	9,675,372,730

Asset Derivatives
Futures
Interest Rate Risk	247,441	—	—	247,441

Total	$1,411,735,687	$8,251,463,813	$12,420,671	$9,675,620,171

Liability Derivatives
Futures
Interest Rate Risk	$(2,162,511)	$—	$—	$(2,162,511)

Total	$(2,162,511)	$—	$—	$(2,162,511)

*	See Schedule of Investments for corresponding industries.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2014.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales	Transfers in to Level 3 (1)	Transfers out of Level 3 (1)	Balance as of October 31, 2014	Change in Unrealized Appreciation from Investments Still Held at October 31, 2014
TCW High Yield Bond Fund
Corporate Bonds	$12,500	$—	$(25,056)	$18,688	$25,056	$(31,188)	$—	$—	$—	$—

TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$13,937,591	$(1,481,856)	$—	$(35,064)	$—	$—	$—	$—	$12,420,671	$(35,064)

(1)	The Funds recognize transfers in and out at the beginning of the period.

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2014, are as follows:

Description	Fair Value at 10/31/2014	Valuation Techniques*	Unobservable Input	Range
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities —Non-Agency (Interest Only, Collateral Strip Rate Securities)	$12,420,671	Third-party Vendor	Vendor Prices	$0.77–3.24

*	The valuation technique employed on the Level 3 securities involves the use of the vendor prices. The Advisor monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Company’s Pricing Committee in accordance with the guidelines established by the Board of Directors, and under the general oversight of the Board of Directors. The Company’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Company’s Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Chief Risk Officer, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Distributions received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2014, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories:

	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Enhanced Commodity Strategy Fund
Statements of Asset and Liabilities:
Asset Derivatives
Open Swap Agreements, at Value	$9	$—	$—	$9

Total Value	$9	$—	$—	$9

Statement of Operations:
Realized Gain on
Swap Agreements	$(265)	$—	$—	$(265)

Total Realized Gain	$(265)	$—	$—	$(265)

Change in Unrealized Appreciation on:
Swap Agreements	$108	$—	$—	$108

Total Change in Unrealized Appreciation	$108	$—	$—	$108

Notional Amounts or Shares/Units (3)
Swap Agreements	$3,761,179	$—	$—	$3,761,179
TCW Global Bond Fund
Statements of Asset and Liabilities:
Liabilities Derivatives
Forward Currency Contracts	$—	$(47)	$—	$(47)

Total Value	$—	$(47)	$—	$(47)

Statement of Operations:
Realized Loss on
Forward Currency Contracts	$—	$(192)	$—	$(192)
Futures Contracts	—	—	(24)	(24)

Total Realized Loss	$—	$(192)	$(24)	$(216)

Change in Unrealized Appreciation on:
Forward Currency Contracts	$—	$(37)	$—	$(37)
Futures Contracts	—	—	35	35

Total Change in Unrealized Appreciation	$—	$(37)	$35	$(2)

Notional Amounts or Shares/Units (3)
Forward Currency Contracts	$—	$2,841,852	$—	$2,841,852
Futures Contracts	—	—	6	6

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Interest Rate Risk		Total
TCW High Yield Bond Fund
Statements of Asset and Liabilities:
Asset Derivatives
Open Swap Agreements, at Value	$73	$—		$73

Total Value	$73	$—		$73

Statement of Operations:
Realized Gain on
Swap Agreements	$(7)	$—		$(7)

Total Realized Loss	$(7)	$—		$(7)

Change in Unrealized Depreciation on:
Swap Agreements	$(17)	$—		$(17)

Total Change in Unrealized Depreciation	$(17)	$—		$(17)

Notional Amounts or Shares/Units (3)
Swap Agreements	$790,000	$—		$790,000
TCW Total Return Bond Fund
Statements of Asset and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$247		$247

Total Value	$—	$247		$247

Liabilities Derivatives
Futures Contracts (1)	$—	$(2,163)		$(2,163)

Total Value	$—	$(2,163)		$(2,163)

Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	(2)	$—

Total Realized Gain	$—	$—	(2)	$—

Change in Unrealized Depreciation on:
Futures Contracts	$—	$3,298		$3,298

Total Change in Unrealized Depreciation	$—	$3,298		$3,298

Notional Amounts or Shares/Units (3)
Futures Contracts	—	9,020		9,020

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2014 is reported within the Statement of Assets and Liabilities.
(2)	Amount rounds to less than $1.
(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2014.

Counterparty Credit Risk:    A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on Over-the-Counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

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October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the year are listed in the Funds’ Schedule of Investments.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master agreement or Master Repurchase Agreement and net of the related collateral received by the Funds as of October 31, 2014 (in thousands):

TCW Core Fixed Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
RBS Securities Inc. (Repurchase Agreement)	$25,000	$—	$25,000	$(25,000	) (2)	$—
State Street Bank & Trust Company (Repurchase Agreement)	33,289	—	33,289	(33,289	) (3)	—

Total	$58,289	$—	$58,289	$(58,289)		$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $25,503 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.
(3)	Collateral with a value of $33,956 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Citigroup Global Markets, Inc. (Derivatives)	$3	$—	$3	$—		$3
Credit Suisse First Boston Corp. (Derivatives)	6	—	6	—		6
State Street Bank & Trust Company (Repurchase Agreement)	102	—	102	(102	) (2)	—

Total	$111	$—	$111	$(102)		$9

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $104 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Barclays Capital (Derivatives)	$—	$(47)	$(47)	$—		$(47)
JP Morgan Chase Bank (Derivatives)	—	— (3)	—	—		—
State Street Bank & Trust Company (Repurchase Agreement)	478	—	478	(478	) (2)	—

Total	$478	$(47)	$431	$(478)		$(47)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $492 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.
(3)	Amount rounds to less than $1.

TCW High Yield Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Credit Suisse International (Derivatives)	$1	$—	$1	$—		$1
Goldman Sachs International (Derivatives)	2	—	2	—		2
State Street Bank & Trust Company (Repurchase Agreement)	579	—	579	(579	) (2)	—

Total	$582	$—	$582	$(579)		$3

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $592 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW Short Term Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
State Street Bank & Trust Company (Repurchase Agreement)	$783	$—	$783	$(783	) (2)	$—

Total	$783	$—	$783	$(783)		$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $799 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW Total Return Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
RBS Securities Inc. (Repurchase Agreement)	$172,000	$—	$172,000	$(172,000	) (2)	$—
State Street Bank & Trust Company (Repurchase Agreement)	89,847	—	89,847	(89,847	) (3)	—

Total	$261,847	$—	$261,847	$(261,847)		$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $175,441 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

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October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

(3)	Collateral with a value of $91,648 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Forward Foreign Currency Contracts:    The Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2014 are disclosed in the Schedule of Investments.

Future Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Global Bond Fund and the TCW Total Return Bond Fund utilized futures to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at October 31, 2014 are listed in each Fund’s Schedule of Investments.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2014, the TCW High Yield Bond Fund utilized credit default swaps to manage daily liquidity as well as interest rate duration and/or credit market exposures; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market. Swap agreements outstanding at October 31, 2014 are listed in each Fund’s Schedule of Investments.

Mortgage-Backed Securities:    The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Funds segregate cash and/or securities in an amount or value at least equal to the amount of these transactions.

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage-backed securities market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2014.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities by a Fund concurrently with an agreement by the same Fund to repurchase the same securities at a later date for a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. There were no reverse repurchase agreements outstanding at October 31, 2014.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2014.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal yearend is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all

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October 31, 2014

Note 3 — Risk Considerations (Continued)

circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (passthrough, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

For the year ended October 31, 2014, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

	Net Realized Loss
	2014	2013
TCW Core Fixed Income Fund	$—	$880
TCW Short Term Bond Fund	36	15

At October 31, 2014, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$9,424	$612	$10,036
TCW Enhanced Commodity Strategy Fund	—	2	2
TCW Global Bond Fund	—	25	25
TCW High Yield Bond Fund	131	—	131
TCW Short Term Bond Fund	29	—	29
TCW Total Return Bond	29,550	25,786	55,336

At the end of the previous fiscal year ended October 31, 2013, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$2,039	$—	$2,039
TCW Enhanced Commodity Strategy Fund	2	18	20
TCW Global Bond Fund	—	118	118
TCW High Yield Bond Fund	192	—	192
TCW Short Term Bond Fund	45	—	45

Permanent differences incurred during the year ended October 31, 2014, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$(1,772)	$(864)	$2,636
TCW Enhanced Commodity Strategy Fund	— (1)	— (1)	—
TCW Global Bond Fund	(103)	99	4
TCW High Yield Bond Fund	109	(109)	—
TCW Short Term Bond Fund	86	(86)	—
TCW Total Return Bond	24,778	(35,371)	10,593

(1)	Amount rounds to less than $1.

TCW Funds, Inc.

October 31, 2014

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2014, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$19,887	$—	$19,887
TCW Enhanced Commodity Strategy Fund	47	21	68
TCW Global Bond Fund	1	317	318
TCW High Yield Bond Fund	1,608	—	1,608
TCW Short Term Bond Fund	232	—	232
TCW Total Return Bond	197,115	—	197,115

During the previous fiscal year ended October 31, 2013, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$25,434	$5,052	$—	$30,486
TCW Enhanced Commodity Strategy Fund	90	5	—	95
TCW Global Bond Fund	990	13	—	1,003
TCW High Yield Bond Fund	2,491	—	—	2,491
TCW Short Term Bond Fund	191	—	—	191
TCW Total Return Bond	231,219	41,905	118,185	391,309

At October 31, 2014, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$32,367	$(3,409)	$28,958	$1,386,834
TCW Enhanced Commodity Strategy Fund	64	(7)	57	3,037
TCW Global Bond Fund	981	(466)	515	16,167
TCW High Yield Bond Fund	630	(503)	127	32,470
TCW Short Term Bond Fund	—	(36)	(36)	21,138
TCW Total Return Bond Fund	540,785	(29,782)	511,003	9,164,370

At October 31, 2014, the following Fund had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2016	2018	2019
TCW Short Term Bond Fund	$230	$7,023	$111

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of the ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Therefore, in addition to the above table, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW High Yield Bond Fund	$727	$—	$727
TCW Short Term Bond Fund	76	20	96

The Funds did not have any unrecognized tax benefits at October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the six months ended October 31, 2014. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on management fees paid and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.83	% (1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	1.13	% (1)
N Class	1.13	% (1)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.79	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company for a one-year period.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses

TCW Funds, Inc.

October 31, 2014

Note 5 — Fund Management Fees and Other Expenses (Continued)

drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Funds’ books as other liabilities. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2014, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$112,581	$201,479	$2,875,674	$2,923,462
TCW Enhanced Commodity Strategy Fund	62	875	20	128
TCW Global Bond Fund	1,850	9,674	16,889	18,592
TCW High Yield Bond Fund	45,881	53,109	—	—
TCW Short Term Bond Fund	4,957	4,350	6,594	5,354
TCW Total Return Bond Fund	570,904	900,852	16,144,912	15,589,868

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	33,896,593	$376,655	43,967,729	$484,633
Shares Issued upon Reinvestment of Dividends	792,969	8,785	1,075,798	11,993
Shares Redeemed	(30,829,103)	(340,709)	(35,492,527)	(392,730)

Net Increase	3,860,459	$44,731	9,551,000	$103,896

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	12,036,222	$132,668	49,015,418	$543,978
Shares Issued upon Reinvestment of Dividends	736,566	8,146	1,208,350	13,468
Shares Redeemed	(22,160,767)	(244,701)	(33,359,943)	(367,548)

Net Increase (Decrease)	(9,387,979)	$(103,887)	16,863,825	$189,898

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	—	—	—
Shares Issued upon Reinvestment of Dividends	4,675	36	6,109	49
Shares Redeemed	—	—	—	—

Net Increase	4,675	$36	6,109	$49

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	692	$6	—	$—
Shares Issued upon Reinvestment of Dividends	3,637	28	4,790	39
Shares Redeemed	(692)	(6)	—	—

Net Increase	3,637	$28	4,790	$39

TCW Global Bond Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,706	$38	3,401	$37
Shares Issued upon Reinvestment of Dividends	14,821	152	43,138	462
Shares Redeemed	(294,020)	(3,034)	(2,965)	(31)

Net Increase (Decrease)	(275,493)	$(2,844)	43,574	$468

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,583	$47	32,371	$338
Shares Issued upon Reinvestment of Dividends	15,014	154	44,631	478
Shares Redeemed	(406,026)	(4,190)	(10,154)	(106)

Net Increase (Decrease)	(386,429)	$(3,989)	66,848	$710

TCW High Yield Bond Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,559,647	$10,022	3,177,031	$20,038
Shares Issued upon Reinvestment of Dividends	132,419	846	205,806	1,301
Shares Redeemed	(2,568,395)	(16,444)	(4,814,132)	(30,448)

Net Decrease	(876,329)	$(5,576)	(1,431,295)	$(9,109)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,318,604	$27,894	5,151,136	$32,632
Shares Issued upon Reinvestment of Dividends	77,544	499	130,049	831
Shares Redeemed	(4,730,653)	(30,505)	(6,215,519)	(39,507)

Net Decrease	(334,505)	$(2,112)	(934,334)	$(6,044)

TCW Short Term Bond Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,693,772	$14,868	2,050,541	$18,103
Shares Issued upon Reinvestment of Dividends	23,590	207	18,544	163
Shares Redeemed	(1,036,350)	(9,094)	(1,789,418)	(15,792)

Net Increase	681,012	$5,981	279,667	$2,474

TCW Funds, Inc.

October 31, 2014

Note 8 — Capital Share Transactions (Continued)

TCW Total Return Bond Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	272,113,412	$2,778,014	295,792,794	$3,025,640
Shares Issued upon Reinvestment of Dividends	9,879,731	100,459	17,443,988	177,786
Shares Redeemed	(189,753,095)	(1,932,400)	(379,822,331)	(3,844,340)

Net Increase (Decrease)	92,240,048	$946,073	(66,585,549)	$(640,914)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	85,626,790	$900,384	125,554,157	$1,325,257
Shares Issued upon Reinvestment of Dividends	5,402,497	56,613	10,349,892	108,886
Shares Redeemed	(124,807,799)	(1,314,666)	(118,307,111)	(1,236,997)

Net Increase (Decrease)	(33,778,512)	$(357,669)	17,596,938	$197,146

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2014.

Note 10 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 11 — Recently Issued Accounting Pronouncements

On June 7, 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management has determined that as an investment company regulated under the 1940 Act, the Funds qualify as an investment company pursuant to FASB ASC No. 946, Financial Services — Investment Companies and meets the reporting requirement under the new pronouncement.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 12 – Subsequent Event

On December 1, 2014, the Company launched two new Funds called TCW High Dividend Equities Fund and TCW Global Real Estate Fund. The investment objective of the TCW High Dividend Equities Fund is to seek high total return from current income and capital appreciation. The Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in high yielding dividend securities listed on U.S. financial markets. The investment objective of the TCW Global Real Estate Fund is to seek to maximize total return from current income and long-term capital growth. The Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of real estate investment trusts (“REITs”) and real estate companies.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$10.97	$11.34	$10.90	$11.01	$10.59

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.21	0.24	0.36	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.24	(0.27)	0.57	0.17	0.52

Total from Investment Operations	0.45	(0.06)	0.81	0.53	1.15

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.20)	(0.28)	(0.42)	(0.64)
Distributions from Net Realized Gain	—	(0.11)	(0.09)	(0.22)	(0.09)

Total Distributions	(0.20)	(0.31)	(0.37)	(0.64)	(0.73)

Net Asset Value per Share, End of Year	$11.22	$10.97	$11.34	$10.90	$11.01

Total Return	4.14%	(0.49)%	7.57%	5.06%	11.34%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$646,372	$589,911	$501,448	$264,366	$197,877
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.49%	0.48%	0.49%	0.55%	0.56%
After Expense Reimbursement	0.47%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.92%	1.89%	2.20%	3.35%	5.89%
Portfolio Turnover Rate	249.94%	197.42%	213.82%	280.49%	258.36%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013		2012	2011	2010
Net Asset Value per Share, Beginning of Year	$10.97	$11.34		$10.91	$11.03	$10.63

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.17		0.21	0.33	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.22	(0.25)		0.56	0.17	0.54

Total from Investment Operations	0.40	(0.08)		0.77	0.50	1.11

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.18)		(0.25)	(0.40)	(0.62)
Distributions from Net Realized Gain	—	(0.11)		(0.09)	(0.22)	(0.09)

Total Distributions	(0.17)	(0.29)		(0.34)	(0.62)	(0.71)

Net Asset Value per Share, End of Year	$11.20	$10.97		$11.34	$10.91	$11.03

Total Return	3.68%	(0.74)%		7.21%	4.76%	10.88%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$608,129	$698,223		$530,935	$207,882	$141,451
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.80%	0.77%		0.79%	0.85%	0.88%
After Expense Reimbursement	N/A	0.77	% (2)	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.56%		1.86%	3.00%	5.32%
Portfolio Turnover Rate	249.94%	197.42%		213.82%	280.49%	258.36%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	Year Ended October 31,			April 1, 2011 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$7.61	$8.58	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.10	0.16	0.16	0.08
Net Realized and Unrealized Loss on Investments	(0.39)	(0.92)	(0.11)	(1.26)

Total from Investment Operations	(0.29)	(0.76)	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.16)	(0.18)	(0.09)
Distributions from Net Realized Gain	(0.03)	(0.05)	(0.02)	—

Total Distributions	(0.14)	(0.21)	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$7.18	$7.61	$8.58	$8.73

Total Return	(3.90)%	(9.05)%	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,934	$2,013	$2,218	$2,647
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.90%	5.67%	5.94%	5.54	% (3)
After Expense Reimbursement	0.70%	0.70%	0.70%	0.70	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	2.01%	1.95%	1.51	% (3)
Portfolio Turnover Rate	4.13%	54.20%	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

	Year Ended October 31,			April 1, 2011 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$7.61	$8.58	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.16	0.16	0.08
Net Realized and Unrealized Loss on Investments	(0.39)	(0.92)	(0.11)	(1.26)

Total from Investment Operations	(0.29)	(0.76)	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.16)	(0.18)	(0.09)
Distributions from Net Realized Gain	(0.03)	(0.05)	(0.02)	—

Total Distributions	(0.14)	(0.21)	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$7.18	$7.61	$8.58	$8.73

Total Return	(3.92)%	(9.05)%	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,546	$1,609	$1,773	$1,764
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.45%	6.14%	6.30%	5.95	% (3)
After Expense Reimbursement	0.73%	0.70%	0.70%	0.70	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	2.01%	1.94%	1.50	% (3)
Portfolio Turnover Rate	4.13%	54.20%	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,		December 1, 2011 (Commencement of Operations) through October 31, 2012
	2014	2013
Net Asset Value per Share, Beginning of Year	$10.45	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.40)	0.99

Total from Investment Operations	0.02	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.08)	(0.31)	—

Total Distributions	(0.21)	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$10.26	$10.45	$10.97

Total Return	0.21%	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,138	$11,170	$11,253
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.39%	1.38%	1.42	% (3)
After Expense Reimbursement	1.12%	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	2.11%	3.31%	2.80	% (3)
Portfolio Turnover Rate	125.54%	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,		December 1, 2011 (Commencement of Operations) through October 31, 2012
	2014	2013
Net Asset Value per Share, Beginning of Year	$10.45	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.40)	0.99

Total from Investment Operations	0.02	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.08)	(0.31)	—

Total Distributions	(0.21)	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$10.26	$10.45	$10.97

Total Return	0.21%	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,565	$11,746	$11,602
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.67%	1.62%	1.68	% (3)
After Expense Reimbursement	1.12%	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	2.12%	3.30%	2.79	% (3)
Portfolio Turnover Rate	125.54%	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$6.33	$6.30	$5.99	$6.45	$5.93

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.29	0.33	0.33	0.44	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.04	0.06	0.37	(0.42)	0.51

Total from Investment Operations	0.33	0.39	0.70	0.02	1.03

Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.36)	(0.37)	(0.48)	(0.51)
Distributions from Net Realized Gain	—	—	(0.02)	—	—

Total Distributions	(0.31)	(0.36)	(0.39)	(0.48)	(0.51)

Net Asset Value per Share, End of Year	$6.35	$6.33	$6.30	$5.99	$6.45

Total Return	5.25%	6.44%	12.03%	0.24%	18.18%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$20,649	$26,102	$35,006	$39,648	$76,897
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.90%	1.00%	1.14%	1.06%	0.96%
After Expense Reimbursement	0.53%	0.63%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.60%	5.14%	5.39%	6.93%	8.49%
Portfolio Turnover Rate	145.14%	114.95%	111.02%	154.82%	176.77%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$6.37	$6.35	$6.02	$6.49	$5.94

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.32	0.33	0.45	0.51
Net Realized and Unrealized Gain (Loss) on Investments	0.05	0.06	0.38	(0.44)	0.52

Total from Investment Operations	0.33	0.38	0.71	0.01	1.03

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.36)	(0.36)	(0.48)	(0.48)
Distributions from Net Realized Gain	—	—	(0.02)	—	—

Total Distributions	(0.29)	(0.36)	(0.38)	(0.48)	(0.48)

Net Asset Value per Share, End of Year	$6.41	$6.37	$6.35	$6.02	$6.49

Total Return	5.24%	6.12%	12.11%	0.04%	17.86%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,555	$14,620	$20,498	$14,507	$47,485
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.39%	1.34%	1.51%	1.38%	1.27%
After Expense Reimbursement	0.78%	0.83%	1.17%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	4.30%	4.96%	5.34%	6.87%	8.22%
Portfolio Turnover Rate	145.14%	114.95%	111.02%	154.82%	176.77%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$8.80	$8.85	$8.77	$8.94	$8.57

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06	0.09	0.11	0.17	0.32
Net Realized and Unrealized Gain (Loss) on Investments	0.00 (2)	(0.03)	0.13	(0.09)	0.45

Total from Investment Operations	0.06	0.06	0.24	0.08	0.77

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.11)	(0.15)	(0.25)	(0.40)
Distributions from Return of Capital	—	—	(0.01)	—	—

Total Distributions	(0.11)	(0.11)	(0.16)	(0.25)	(0.40)

Net Asset Value per Share, End of Year	$8.75	$8.80	$8.85	$8.77	$8.94

Total Return	0.65%	0.67%	2.74%	0.84%	9.21%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$21,080	$15,202	$12,814	$6,874	$75,849
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.23%	1.33%	1.63%	0.84%	0.76%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.70%	1.01%	1.21%	1.96%	3.66%
Portfolio Turnover Rate	67.27%	71.48%	81.91%	57.84%	83.26%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$10.13	$10.27	$9.76	$10.37	$10.21

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.27	0.52	0.65	0.75
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.06	0.64	(0.31)	0.25

Total from Investment Operations	0.45	0.33	1.16	0.34	1.00

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.33)	(0.63)	(0.68)	(0.84)
Distributions from Net Realized Gain	—	—	(0.02)	(0.27)	—
Distributions from Return of Capital	—	(0.14)	—	—	—

Total Distributions	(0.27)	(0.47)	(0.65)	(0.95)	(0.84)

Net Asset Value per Share, End of Year	$10.31	$10.13	$10.27	$9.76	$10.37

Total Return	4.49%	3.26%	12.35%	3.44%	10.32%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,129,426	$5,085,781	$5,837,581	$3,256,269	$3,185,878
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.59%	0.57%	0.57%	0.60%	0.61%
After Expense Reimbursement	0.47%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.60%	5.21%	6.48%	7.37%
Portfolio Turnover Rate	201.30%	190.79%	123.43%	141.33%	76.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$10.45	$10.61	$10.09	$10.72	$10.55

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.24	0.52	0.64	0.73
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.07	0.65	(0.32)	0.27

Total from Investment Operations	0.44	0.31	1.17	0.32	1.00

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.33)	(0.63)	(0.68)	(0.83)
Distributions from Net Realized Gain	—	—	(0.02)	(0.27)	—
Distributions from Return of Capital	—	(0.14)	—	—	—

Total Distributions	(0.25)	(0.47)	(0.65)	(0.95)	(0.83)

Net Asset Value per Share, End of Year	$10.64	$10.45	$10.61	$10.09	$10.72

Total Return	4.24%	2.96%	12.03%	3.12%	10.00%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,177,160	$2,492,073	$2,342,406	$2,081,438	$2,211,097
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.87%	0.83%	0.83%	0.86%	0.88%
After Expense Reimbursement	0.77%	0.73%	0.73%	0.74%	0.74%
Ratio of Net Investment Income to Average Net Assets	2.36%	2.31%	5.02%	6.19%	6.98%
Portfolio Turnover Rate	201.30%	190.79%	123.43%	141.33%	76.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of twenty funds comprising the TCW Funds, Inc.) as of October 31, 2014, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, and the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 18, 2014

TCW Funds, Inc.

Shareholder Expenses (Unaudited)	October 31, 2014

As a shareholder of a TCW Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2014 to October 31, 2014)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,022.20	0.49%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,019.90	0.81%	$4.12
Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.81%	4.13

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$861.60	0.70%	$3.28
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$861.40	0.75%	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%	3.82

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$984.40	1.11%	$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.11%	5.65

N Class Shares
Actual	$1,000.00	$984.40	1.11%	$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.11%	5.65

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

TCW Funds, Inc.	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2014 to October 31, 2014)

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,010.00	0.55%	$2.79
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%	2.80

N Class Shares
Actual	$1,000.00	$1,011.00	0.80%	$4.06
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,002.60	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,025.20	0.49%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,024.20	0.79%	$4.03
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

TCW Funds, Inc.

Privacy Policy	October 31, 2014

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Investment Management and Advisory Agreement	October 31, 2014

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 8, 2014, the Board, including the Independent Directors, re-approved the Current Agreement with respect to each Fund for an additional one year term.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on August 26, 2014 and September 8, 2014 (the “Current Agreement Materials”) for their evaluation of the Investment Advisory and Management Agreement between the Funds and the Advisor in response to information requested by the Independent Directors, who were advised by Counsel to the Independent Directors with respect to these and other relevant matters. The Boards’ consideration of the continuation of the Current Agreement represents the Boards’ first renewal decision with respect to the Current Agreement since affiliates of the Carlyle Group, L.P. acquired a majority interest in the Advisor (the “Transaction”). The Transaction closed in early 2013 and the Boards considered its ongoing impact when considering the Current Agreement Materials. In addition, the Independent Directors met separately with Counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement after considering the following factors among others:

Nature, Extent, and Quality of Services

The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor pursuant to the Current Agreement. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Funds as well as resources and infrastructure. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent addition of new analysts to the equity research team and new mutual-fund-administration employees. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

Investment Performance

The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and the Report prepared by Lipper, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods, as applicable. The Independent Directors noted that investment performance of most of the Portfolios was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of the TCW High Yield Bond Fund and TCW Short Term Bond Fund were each in the fourth or fifth quintile of the applicable Lipper peer group for multiple periods covered in the Report. The Independent Directors noted the recent underperformance of these Portfolios and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability

The Independent Directors considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the portfolio’s respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to most of the Portfolios were at or below the median of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Core Fixed Income Fund was above the median of its Lipper peer group. The Independent Directors reviewed the related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Independent Directors noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Funds in order to maintain the overall expense ratios of the Funds at competitive levels, that the Advisor had entered into contractual expense limitation agreements with respect to certain Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Independent Directors also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor and its affiliates from their relationship with the Funds was reasonable. Based on these various considerations, the

TCW Funds, Inc.

October 31, 2014

Independent Directors concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale

The Independent Directors considered the potential of the Advisor to achieve economies of scale as the Funds’ portfolios grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits

The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based on the consideration discussed above and other considerations, the Boards, including the Independent Directors, approved continuation of the Current Agreement.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2014, the following Funds paid a capital gain distribution within the meaning 852 (b)(3)(c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.01
TCW Enhanced Commodity Strategy Fund	$0.01
TCW Global Bond Fund	$0.15
TCW Total Return Bond Fund	$0.04

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Qualified Received Deductions
TCW High Yield Bond Fund	0.02%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2015, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 22 funds. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (78)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (83)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since February 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (61) Chairman	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (60)	Indefinite term; Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreay — Rippe Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (retailer of apparel and accessories), and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (57)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (80)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (53)	Indefinite term; Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series), TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (55)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital Markets, LLC (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

Each of these directors is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (70)*	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Advisor; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (52)*	Indefinite term; President and Chief Executive Officer	Executive Vice President and Chief Operating Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; President, Chief Executive Officer and Director, TCW Strategic Income Fund, Inc.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (59)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (55)*	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, General Counsel and Secretary, TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (47)*	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, TCW Strategic Income Fund, Inc. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (50)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is the Assistant Treasurer of the Company; Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is an Assistant Secretary of the Company, and Jon-Luc Dupuy, Vice President and Senior Counsel of State Street Corporation’s Legal Administration Group, is also an Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

Manager of the TCW and MetWest Fund families.

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017

800 FUND TCW (800 386 3829)

www.TCW.com

Investment Advisor

TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017

Transfer Agent

U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111

Distributor

TCW Funds Distributors 865 South Figueroa Street Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell Director

David S. DeVito Director

John A. Gavin Director

Janet E. Kerr Director

Peter McMillan Director

Charles A. Parker Director

Victoria B. Rogers Director

Marc I. Stern Director

Andrew Tarica Director

Officers

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman Chief Compliance Officer

Peter A. Brown Senior Vice President

Patrick W. Dennis Assistant Secretary

Jon-Luc Dupuy Assistant Secretary

George N. Winn Assistant Treasurer

TCW Family of Funds

Equity Funds

TCW Concentrated Value Fund

TCW Growth Equities Fund

TCW Relative Value Dividend Appreciation Fund TCW Relative Value Large Cap Fund TCW Relative Value Mid Cap Fund TCW Select Equities Fund TCW Small Cap Growth Fund TCW SMID Cap Growth Fund

TCW Allocation Fund

TCW Conservative Allocation Fund

Fixed Income Funds

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund TCW Global Bond Fund TCW High Yield Bond Fund TCW Short Term Bond Fund TCW Total Return Bond Fund

International Funds

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund TCW Emerging Markets Multi-Asset Opportunities Fund TCW International Growth Fund TCW International Small Cap Fund

FUNDarFI1114

Annual Report

FOR THE YEAR ENDED OCTOBER 31

2014

TCW International Funds

Emerging Markets Income Fund

Emerging Markets Local Currency Income Fund Emerging Markets Multi-Asset Opportunities Fund International Growth Fund International Small Cap Fund

TCW Funds, Inc.

Table of Contents	October 31, 2014

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

Letter to Shareholders

David S. DeVito
President, Chief Executive Officer & Director

Dear Valued Investors:

It is my pleasure to present the 2014 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2014. I would like to thank you for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2014, the TCW Funds held total net assets of approximately $19.5 billion.

This report contains information and portfolio management discussions of our TCW International Funds including our suite of Emerging Markets Fixed Income Funds, the TCW Emerging Markets Multi-Asset Opportunities Fund and our International Equity Funds. The Annual Reports for the TCW Equity Funds, the TCW Conservative Allocation Fund and TCW Fixed Income Funds (including the TCW Global Bond Fund) are contained in separate reports. If you are interested in receiving a copy of these reports, please call our Shareholder Services team for further information.

About the TCW Funds

The TCW Funds offer shareholders a choice of 22 funds, each targeted to specific asset classes, market segments or multiple sectors of the global equity and fixed income markets. For U.S. equities, we offer funds across the market capitalization and growth/value spectrums. In fixed income, our funds provide investors opportunities across global fixed income markets including U.S. government, corporate and high yield bonds, mortgage-backed and asset-backed securities, as well as sovereign and corporate bonds denominated in U.S. dollars and foreign currencies. Each TCW Fund is managed by long-tenured investment teams with experience through many market cycles. Rigorous fundamental research, disciplined risk analysis and deep market expertise are the foundation for each of our funds.

The International Markets

For the 12-month period ending October 31, 2014, emerging markets debt outperformed emerging market equities, with the JP Morgan EMBI Global Diversified Index returning 8.6% versus the MSCI Emerging Markets Index return of 0.95%. Heading into 2014, sentiment in emerging markets was negative, with market consensus expecting continued weakness. Emerging markets equities did in fact lag due to global growth concerns, whereas a relatively benign treasury environment helped provide support to the debt markets.

During the period, we saw clear signs of fundamental improvement, particularly in several of the more vulnerable sovereigns. Momentum slowed somewhat during the third quarter due to heightened geopolitical risk, disappointing growth figures in both developed and emerging markets, and poor market sentiment driven by U.S. high yield outflows. Hard currency emerging market debt outperformed local currency emerging market debt on the back of the strong US dollar. Differentiation continued to characterize returns, both in equities and fixed income, with domestic economic and policy developments taking precedent over global macro drivers.

Technicals remained weak for emerging markets equities, with continued outflows, but improved for the debt markets. Debt inflows were primarily directed to blended and hard currency funds. Local currency markets faced retail outflows due to dollar strength. Institutions and crossover investors continued to allocate to emerging markets debt on the back of both stable fundamentals and attractive valuations relative to developed markets.

An Update on the TCW International Fund Family

On September 9, 2014, Ray Prasad joined TCW as an Emerging Markets Equity Portfolio Manager and joined existing Portfolio Managers Penny Foley and David Robbins in managing the TCW Emerging Markets Multi-Asset Opportunities Fund. Mr. Prasad brings over 18 years of emerging markets experience to TCW, most recently as the Director and Senior Portfolio Manager for Emerging Markets Equities at Batterymarch Financial Management. Ray earned an M.S. in Finance at Boston College and an MBA from the Indian Institute of Management. He also holds a B.A. in Mathematics from St. Stephens College in Delhi, India, and is a CFA charterholder.

Looking Ahead

We remain constructive on emerging markets equities and debt given sound fundamentals, strong balance sheets, and the potential for a pickup in global growth, which has historically benefitted the asset class. In addition, valuations remain compelling. Emerging markets equity valuations are at trough levels and price/earnings ratios appear attractive relative to global equities. That said, U.S. dollar strength is likely to continue to be a drag on emerging markets equity performance, at least in the early part of the year. On the fixed income side, we believe that interest income is likely going to the primary driver of performance. Yields in the mid-single digits suggest that hard currency emerging markets debt may again be one of the better performing debt markets next year. However in 2015, we do not believe duration will be as strong a driver of performance as it has been in 2014. Our view on local currency is more cautious. We believe that the rates opportunity is attractive but FX vulnerability will still persist in the early part of 2015.

Differentiation, and thus, security selection, will remain key. The quality of policy-making and reforms, as well as commodity exposure will likely be two main differentiating factors next year.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2015.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2014, the TCW Emerging Markets Income Fund (the “Fund”) returned 5.52% and 5.11% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index (“EMBI”), returned 8.55% over the same period.

Short duration positioning was the primary driver of the Fund’s underperformance relative to its benchmark index, in addition to overweight positioning relative to its benchmark index in Argentina and Russia. We have since reduced exposure in these two countries. We believe that returns next year are going to be predominantly driven by carry, with spread tightening in those select countries/companies with positive catalysts such as reform momentum and/or improving fundamentals. On the sovereign side, we see opportunities for reform in countries including Mexico, Brazil, Indonesia, India and Turkey. We are also monitoring some of the deeply distressed credits that have underperformed this year as their weaknesses may in fact promote positive change. On the corporate side, we prefer the BBB/BB segments of the market, as they trade 100-200 basis points (bps) wide to similarly-rated US corporates. We have minimal exposure to single-B corporates, given unattractive valuations, limited liquidity, and where we are in the growth cycle. We would note that hard currency sovereign debt is more sensitive than corporates to a rise in US rates given its longer relative duration (7.0 for the EMBI vs 5.5 for the CEMBI).

We have maintained a low allocation to local currency debt this year in the Fund given our expectation of a strong dollar and relative outperformance of hard currency vs. local currency. This has played out with the hard currency index outperforming the local currency index by 900 bps year to date. We do believe that local currency may present one of the most attractive opportunities for 2015 as we get closer to the Fed’s actions, given the extent of the repricing of emerging markets foreign currencies over the last year. The emerging markets (“EM”) local rates story is particularly attractive in our view, with an average 500 bps spread over treasuries. This compares to around 250 bps during the 2003-2007 period (pre-financial crisis) and 350 bps over the last decade. The headwind, however, is USD strength, which is likely to persist in the near term. We do actively hedge our currency risk in more vulnerable markets. We are also short the euro against certain other EM currencies because we believe the euro will underperform the dollar over the near to medium term. We believe that calling the turn in currencies could be key in alpha generation next year.

We remain constructive on emerging markets debt given sound fundamentals, strong balance sheets and attractive valuations. We believe that global growth will increase in 2015, which has historically benefited emerging markets given their high beta to growth. While we are concerned about higher US rates and expect volatility around the normalization process, we do not envision a selloff similar to the one we experienced in 2013. Several of the weaker EM countries have made notable strides in improving their fundamentals over the last year; those that have not are likely to be more vulnerable. Furthermore, EM debt continues to benefit from longer term structural factors, including the declining availability of global credit product. Moreover, stimulus measures by the European Central Bank and China, in addition to the expectation of additional stimulus by the Bank of Japan (BOJ), are likely to contribute positively to sentiment and help drive a continuation of flows into the asset class.

2

TCW Emerging Markets Income Fund

Management Discussions (Continued)

TCW Emerging Markets Income Fund - I Class

TCW Emerging Markets Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2014, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) had a negative return of 3.29% and 3.37% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index (“GBI-EM”), dropped 2.68% over the same period.

We were defensively positioned at the start of this period and as a result, missed part of the rally in February and March. We later squared these positions but have implemented various currency hedges against our long bond positions given our view of a strong dollar in the near term.

Local currency debt has underperformed emerging markets (“EM”) hard currency debt by approximately 900 basis points (bps) year-to-date. That said, we remain constructive given sound fundamentals, strong balance sheets and attractive valuations. Over the last year, several of the weaker EM countries have made notable strides in improving their fundamentals and we see further opportunities for reform in countries including Mexico, Brazil, Indonesia, India and Turkey. In addition, we believe that global growth will increase in 2015, which has historically benefited emerging markets given their high beta to growth. We believe that returns next year are going to be predominantly driven by carry, with spread tightening in those select countries/companies with positive catalysts such as reform momentum and/or improving fundamentals.

In fact, in our view, local currency may present one of the most attractive opportunities for 2015 as we get closer to the Fed’s actions, given the extent of the repricing of EM currencies over the last year. The EM rates story is particularly attractive in our view, with an average 500 bps spread over treasuries. This compares to around 250 bps during the 2003-2007 period (pre-financial crisis) and 350 bps over the last decade. The headwind, however, is USD strength, which is likely to persist in the near term. We actively hedge our currency risk in more vulnerable markets. We are also short the Euro against certain other EM currencies because we believe the Euro will underperform the dollar over the near to medium term. We also believe that select EM currencies may underperform the dollar, but can outperform the Euro and the Japanese Yen. As such, we have also shorted the Euro against our holdings in certain countries. We believe that calling the turn in currencies could be key in alpha generation next year.

4

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

TCW Emerging Markets Local Currency Income Fund - I Class

TCW Emerging Markets Local Currency Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

5

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2014, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) gained 3.43% and 3.54% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”), returned 4.63% over the same period.

The debt/equity split is one of the primary reasons for the Fund’s underperformance relative to its benchmark index during this period. We started the period with an overweight to emerging markets (“EM”) equities relative to fixed income. While we felt that EM fixed income was attractive, having sold off anywhere from 5-10% in 2013, we believed that absolute and relative valuations for equities were even cheaper. We were early with this call, however, as a surprising Treasury rally fueled a strong snapback in EM debt, particularly long duration for which we were not well positioned. In addition, EM equities lagged due to the China slowdown and several disappointments in both developed markets (“DM”) and EM growth affecting the asset class disproportionately. Other factors that hurt relative performance for the strategy as a whole were overweight positions in Russia, a deep value equity rally in March/April for which we were not well positioned and several idiosyncratic exposures.

Despite underperformance relative to its benchmark index during the second quarter of 2014, markets have rewarded our quality growth orientation. Accordingly, for the full fiscal year, the equity portfolio is tracking positively on the back of an overweight relative to its benchmark index in India, underweights in Brazil and Russia, and improved sector selection. We currently have underweights in both energy and materials, two areas which are suffering from the stronger US dollar and a shift in growth drivers in China from investment to consumer demand. We have also added to our overweights in Healthcare and IT, two sectors that continue to benefit from strong demographic trends in EM. We continue to focus on idiosyncratic long term growth themes and to invest selectively in frontier markets which helps add to diversification and reduce return volatility.

On the fixed income side, we increased duration during the year and are currently around half a year short relative to the index. We believe that returns next year are going to be predominantly driven by carry, with spread tightening in those select countries/companies with positive catalysts such as reform momentum and/or improving fundamentals. On the sovereign side, we see opportunities for reform in countries including Mexico, Brazil, Indonesia, India and Turkey. We are also monitoring some of the deeply distressed credits that have underperformed this year as their weaknesses may in fact promote positive change. On the corporate side, we prefer the BBB/BB segments of the market, as they trade 100-200 basis points (bps) wide to similarly-rated US corporates. We have minimal exposure to single-B corporates, given unattractive valuations, limited liquidity, and where we are in the growth cycle.

We have maintained a low allocation to local currency debt given our view of a strong dollar and relative outperformance of hard currency vs. local currency. This has played out with the hard currency index outperforming the local currency index by 900 basis points year to date. We do believe that local currency may present one of the most attractive opportunities for 2015 as we get closer to the Fed’s actions, given the extent of the repricing of EM currencies over the last year. The headwind, however, is USD strength, which is likely to persist in the near term, and we have implemented various hedges against our local currency exposure.

6

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund - I Class

TCW Emerging Markets Multi-Asset Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW International Growth Fund

Management Discussions

For the year ended October 31, 2014, the TCW International Growth Fund (the “Fund”) rose 3.27% and 2.92% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, MSCI All Country World ex U.S. Index, returned 0.49% over the same period.

The Fund’s biggest exposures were in Financials, Information Technology, Materials, Consumer Discretionary stocks. The most positive contributions to returns came from Financials, Energy, Consumer Discretionary, and IT. The detractors were S&P 500 put options we bought to protect the portfolio, Materials, Consumer Staples and Telecoms. However, the dispersion of contribution of returns was on the low, with Financials adding +1.5 percentage points to performance while the S&P 500 put option cost 1.12 percentage points of performance.

On a country basis, the heaviest average investments were in Japan, India, China, Canada and Brazil: so a diversified country allocation. Other countries fell below 7% allocation of assets. We generally had few assets in Europe. India returned 51% versus 29% for India portion of the index and was by far the best contributor to our Fund. China (+8% vs 6% for the index), Brazil (+21% vs -9%) and UK (+13% vs 0%) all beat their indices. But our Japanese holdings were a big disappointment, significantly underperforming its index. Other countries that detracted most from performance were Canada and Russia. In general, the last 12 months were very difficult for International Equity markets. The US dollar strength was a headwind for these markets. But primarily, it was the weak state of domestic economies, that did the most damage. Very few countries did well on an absolute scale. Amongst the major economies, only India delivered very strong returns, although Israel, Denmark, Taiwan and Indonesia did deliver double digit returns. But the list of poorly performing markets is very long indeed, while the worst ones were Russia and Brazil. On a sector scale, only Healthcare in the index delivered an above ten percent return for the year.

On a stock basis, the highest contribution to performance came from Motherson Sumi, Optimal Payments, Power Finance, Kroton Educacional, BPCL, Axis Bank, Shree Cement, Pandora A/S and Caltex Australia. These are across sectors and across countries, although India is prominent. On the downside, Gungho Online, kakaku.com, Franco Nevada, KGInicis, Banco Espirito Santo, Interpark, Qihoo 360 did most damage. Again, these come from across the sectors and countries.

The portfolio is currently heavily invested in India, Japan, China, and Brazil. One should expect large investments in these countries as well as UK and Canada, as these are all either large economies, or generally stock markets of choice for other countries. The Fund is currently invested extensively in Financials, Information Technology, Consumer Discretionary and Industrial sectors. Our shareholders should expect a bigger investment in Materials and Energy in the year ahead as these sectors are heavily sold down, and we expect the commodity super-cycle to come roaring back.

The Fund’s investment philosophy is to invest in highly profitable and fast growing companies, typically in newer businesses. Since this is primarily a large cap fund, the investments are in cash flow positive companies with proven business models. The Fund may also invest in smaller companies with a proven business model and are cashflow positive, and are actively trading on respective exchanges.

8

TCW International Growth Fund

Management Discussions (Continued)

TCW International Growth Fund - I Class

TCW International Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2014, the TCW International Small Cap Fund (the “Fund”) declined 1.39% and 1.52% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index, decreased by 0.97% over the same period.

On a sector basis, the Fund’s underperformance relative to its benchmark index came from the Materials sector which returned -25%, and cost the Fund over 5 percentage points of performance and Energy which cost the Fund 2.5 percentage points of performance. The biggest exposures of the Fund were in Information Technology, Financials, Materials, and Industrials. Our Financial stocks (+7%) beat its respective index (+4.5%), while our Industrial holdings returned 97%, crushing its related index (-1%). But besides Materials, our IT stocks disappointed significantly, returning -7%, versus +4% for the related index.

On a country basis, India and Japan were by far the Fund’s biggest average exposure at around 20% of the Fund’s assets each. No other country was much above 6% of the Fund’s average assets. India returned 83%, well ahead of the 63% returned by its respective index. In fact, India contributed 17 percentage points of positive performance for the Fund in the last annual period. Japan returned -2.5% for the Fund, close to the 0% that the Japanese part of the index returned. It was a very difficult 12 months for international small cap equities, with few major countries doing well. The outliers on the positive side for the index were India (+63%), Denmark (+17%), Thailand (+16%), China (+6%) and Korea (+6%). So we were heavily invested in the one country that did exceptionally well. But it also indicates what a poor year it was for most countries. Russia (-32%), Brazil (-21%), Netherlands (-13%), Norway (-10%), were some of the more glaringly examples, but unfortunately the list is very long. Some of this was also because of a very strong US dollar currency swamping any positive returns from the less fortunate currencies around the world. But most of it was because of poor economic performance in most countries. Sharply weaker commodity prices hit some Emerging Market countries particularly hard, including Russia and Brazil, but generally Latin America and Africa as well. Europe is stuck in a debt morass, and this is not going to be an easy one to come out of, for Europe.

On a stock level basis, the best performers in terms of contribution to the Fund were National Building Construction Company, Finolex Cables, Wirelessgate, Optimal Payments, Heritage Oil, BEML, Kajaria Ceramics, PTC India, Multicommodity Exchange, Infomart, Power Finance Corp. Most of these are from India, as to be expected. The worst performers were Africa Hydrocarbons, Blur Group, Teranga Gold, Sable Mining, Ivanhoe Mines, Banco Espirito Santo, Trustbuddy, Ivernia, EMGS and Enish. Most of these are from Energy and Mining.

Our portfolio remains geared towards highly profitable and fast growing companies in typically new businesses. Currently, the Fund has its highest investments in India and Japan. It is hedged into US dollars versus the Japanese Yen. On a sector basis, the Fund’s main investments are in Financials, IT, Industrials, Consumer Discretionary. However, we do expect to add back to our Mineral equities in the coming months. In general and historically, we have had the best opportunities in emerging markets economies, specifically in new businesses.

10

TCW International Small Cap Fund

Management Discussions (Continued)

TCW International Small Cap Fund - I Class

TCW International Small Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW Emerging Markets Income Fund

Schedule of Investments

	Principal Amount	Fixed Income Securities	Value
		Argentina (1.7% of Net Assets)
	$40,659,102	Argentine Republic Government International Bond, 8.28%, due 12/31/33	$36,288,249
	65,860,000	Argentine Republic Government International Bond, 8.75%, due 06/02/17	58,121,450

		Total Argentina (Cost: $93,247,399)	94,409,699

		Bahrain (Cost: $56,200,500) (1.1%)
	56,000,000	Bahrain Government International Bond, (144A), 6%, due 09/19/44 (1)	58,100,000

		Brazil (11.6%)
	14,000,000	Banco do Brasil S.A., (144A), 6.25%, due 10/29/49 (1)(2)(3)	11,060,000
	33,400,000	Brazil Minas SPE via State of Minas Gerais, (Reg. S), 5.333%, due 02/15/28 (4)	33,734,000
BRL	87,900,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/17	34,326,210
	$82,250,000	Brazilian Government International Bond, 4.25%, due 01/07/25	83,936,125
	62,500,000	Brazilian Government International Bond, 5%, due 01/27/45	61,443,750
	59,300,000	CIMPOR Financial Operations BV, (144A), 5.75%, due 07/17/24 (1)	57,556,580
	41,000,000	OAS Finance, Ltd., (144A), 8%, due 07/02/21 (1)	38,437,500
	77,249,700	Odebrecht Offshore Drilling Finance, Ltd., (144A), 6.75%, due 10/01/22 (1)	81,382,559
	35,000,000	Odebrecht Oil & Gas Finance, Ltd., (144A), 7%, due 12/29/49 (1)(2)(3)	34,212,500
	20,000,000	Petrobras Global Finance BV, 6.25%, due 03/17/24	21,292,000
	61,900,000	Petrobras International Finance Co., 6.75%, due 01/27/41	64,351,240
	20,000,000	Petrobras International Finance Co., 6.875%, due 01/20/40	21,084,000
	30,500,000	QGOG Constellation S.A., (144A), 6.25%, due 11/09/19 (1)	30,118,750
	50,000,000	Samarco Mineracao S.A., (144A), 5.375%, due 09/26/24 (1)	50,250,000

		Total Brazil (Cost: $623,283,509)	623,185,214

		Chile (5.3%)
	19,000,000	Corp. Nacional del Cobre de Chile, (144A), 4.875%, due 11/04/44 (1)(5)	18,909,617
	35,000,000	Corpbanca S.A., (144A), 3.875%, due 09/22/19 (1)(6)	35,696,500
	49,435,000	GeoPark Latin America, Ltd. Agencia en Chile, (144A), 7.5%, due 02/11/20 (1)	52,648,275
	50,000,000	GNL Quintero S.A., (144A), 4.634%, due 07/31/29 (1)	51,668,100
	53,000,000	Guanay Finance, Ltd., (144A), 6%, due 12/15/20 (1)	55,915,000
	19,500,000	SACI Falabella, (144A), 4.375%, due 01/27/25 (1)	19,597,500
	47,700,000	Tanner Servicios Financieros S.A., (144A), 4.375%, due 03/13/18 (1)	48,477,510

		Total Chile (Cost: $277,612,165)	282,912,502

		China (2.3%)
	50,000,000	China Cinda Finance, Ltd., (144A), 5.625%, due 05/14/24 (1)(6)	52,816,275
	10,000,000	China Overseas Finance Cayman VI Ltd, (Reg. S), 5.95%, due 05/08/24 (4)	10,752,356

See accompanying notes to financial statements.

12

TCW Emerging Markets Income Fund

October 31, 2014

	Principal Amount	Fixed Income Securities	Value
	$23,400,000	CIFI Holdings Group Co. Ltd, (Reg. S), 12.25%, due 04/15/18 (4)	$26,388,180
	35,000,000	Hyva Global BV, (Reg. S), 8.625%, due 03/24/16 (4)	35,612,500

		Total China (Cost: $122,173,378)	125,569,311

		Colombia (6.4%)
	83,800,000	Avianca Holdings S.A., (144A), 8.375%, due 05/10/20 (1)	88,358,720
	41,500,000	Banco Davivienda S.A., (144A), 5.875%, due 07/09/22 (1)	42,330,000
	36,000,000	Bancolombia S.A., 6.125%, due 07/26/20	39,286,800
	10,000,000	Colombia Government International Bond, 4%, due 02/26/24	10,287,500
COP	47,800,000,000	Colombian TES (Treasury) Bond, 7%, due 05/04/22 (6)	23,805,479
	$40,000,000	Ecopetrol S.A., 5.875%, due 05/28/45 (6)	41,300,000
	34,000,000	Pacific Rubiales Energy Corp., (144A), 5.375%, due 01/26/19 (1)	34,299,200
	56,250,000	Pacific Rubiales Energy Corp., (144A), 5.625%, due 01/19/25 (1)	53,752,500
	12,000,000	SUAM Finance BV, (144A), 4.875%, due 04/17/24 (1)	12,330,000

		Total Colombia (Cost: $348,136,569)	345,750,199

		Costa Rica (Cost: $51,807,742) (1.0%)
	50,255,000	Costa Rica Government International Bond, (144A), 7%, due 04/04/44 (1)	52,139,563

		Croatia (Cost: $41,171,564) (0.8%)
	41,625,000	Croatia Government International Bond, (144A), 6%, due 01/26/24 (1)	45,215,156

		El Salvador (1.9%)
	75,000,000	El Salvador Government International Bond, (144A), 6.375%, due 01/18/27 (1)	77,377,500
	23,550,000	MMG S.A. (AES El Salvador Trust II), (144A), 6.75%, due 03/28/23 (1)	22,725,750

		Total El Salvador (Cost: $99,119,174)	100,103,250

		Guatemala (0.9%)
	7,000,000	Agromercantil Senior Trust, (144A), 6.25%, due 04/10/19 (1)	7,306,600
	41,100,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (1)	40,997,250

		Total Guatemala (Cost: $48,559,263)	48,303,850

		Hungary (3.7%)
	56,000,000	Hungary Government International Bond, 5.375%, due 02/21/23 (6)	60,480,000
	43,000,000	Hungary Government International Bond, 5.375%, due 03/25/24 (6)	46,152,975
	47,730,000	Hungary Government International Bond, 5.75%, due 11/22/23 (6)	52,741,650
	40,200,000	Magyar Export-Import Bank Zrt, (144A), 4%, due 01/30/20 (1)	40,099,500

		Total Hungary (Cost: $186,979,113)	199,474,125

		India (1.6%)
	14,615,000	ICICI Bank Ltd, (Reg. S), 6.375%, due 04/30/22 (2)(4)	15,163,062
INR	1,940,000,000	India Government Bond, 7.28%, due 06/03/19	30,579,361
INR	2,500,000,000	India Government Bond, 8.83%, due 11/25/23	42,041,083

		Total India (Cost: $87,031,910)	87,783,506

See accompanying notes to financial statements.

13

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Indonesia (5.6%)
	$33,200,000	Indonesia Government International Bond, (144A), 5.875%, due 01/15/24 (1)	$37,848,000
	47,500,000	Pelabuhan Indonesia III PT, (144A), 4.875%, due 10/01/24 (1)(6)	48,450,000
	52,500,000	Pertamina Persero PT, (Reg. S), 5.625%, due 05/20/43 (6)(4)	50,331,750
	30,000,000	Pertamina Persero PT, (Reg. S), 6%, due 05/03/42 (4)	30,138,000
	65,000,000	Perusahaan Gas Negara Persero Tbk PT, (144A), 5.125%, due 05/16/24 (1)	66,950,000
	67,800,000	Perusahaan Penerbit SBSN Indonesia III, (144A), 4.35%, due 09/10/24 (1)	68,288,160

		Total Indonesia (Cost: $293,803,667)	302,005,910

		Israel (3.1%)
	20,360,000	Delek & Avner Tamar Bond, Ltd., (144A), 4.435%, due 12/30/20 (1)	20,590,068
	26,500,000	Delek & Avner Tamar Bond, Ltd., (144A), 5.082%, due 12/30/23 (1)	27,096,250
	49,700,000	Delek & Avner Tamar Bond, Ltd., (144A), 5.412%, due 12/30/25 (1)	51,066,750
	58,800,000	Israel Electric Corp., Ltd., (144A), 6.875%, due 06/21/23 (1)	67,767,000

		Total Israel (Cost: $158,567,992)	166,520,068

		Kazakhstan (1.4%)
	28,000,000	Kazakhstan Government International Bond, (144A), 4.875%, due 10/14/44 (1)	27,090,000
	20,750,000	KazMunayGas National Co. JSC, 4.875%, due 05/07/25 (1)(5)	20,623,840
	25,750,000	KazMunayGas National Co. JSC, 6%, due 11/07/44 (1)(5)	25,397,482

		Total Kazakhstan (Cost: $72,992,043)	73,111,322

		Mexico (12.4%)
	44,100,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, (144A), 5.95%, due 01/30/24 (1)(2)	47,076,750
	27,000,000	BBVA Bancomer S.A., (144A), 4.375%, due 04/10/24 (1)	27,718,041
	60,000,000	BBVA Bancomer S.A., (144A), 6.75%, due 09/30/22 (1)	68,100,000
	45,000,000	Cemex Finance LLC, (144A), 6%, due 04/01/24 (1)	45,999,000
	45,000,000	Cemex S.A.B. de C.V., (144A), 5.7%, due 01/11/25 (1)	44,271,000
	37,250,000	Cemex S.A.B. de C.V., (Reg. S), 7.25%, due 01/15/21 (6)(4)	40,345,475
	60,000,000	Corp. GEO S.A.B. de C.V., (144A), 8.875%, due 03/27/22 (1)(7)	5,700,000
	18,050,000	Credito Real S.A.B de C.V., (144A), 7.5%, due 03/13/19 (1)	19,087,875
MXN	300,000,000	Mexican BONOS Government Bond, 8%, due 06/11/20 (6)	25,256,287
MXN	550,000,000	Mexican BONOS Government Bond, 10%, due 12/05/24	53,534,892
	$54,300,000	Mexichem S.A.B. de C.V., (144A), 5.875%, due 09/17/44 (1)	54,620,370
	75,550,000	Offshore Drilling Holding S.A., (Reg. S), 8.625%, due 09/20/20 (6)(4)	79,327,500
	95,750,000	Petroleos Mexicanos, (144A), 5.5%, due 06/27/44 (1)	100,178,437
	53,000,000	Tenedora Nemak S.A. de C.V., (144A), 5.5%, due 02/28/23 (1)	55,369,100

		Total Mexico (Cost: $713,717,428)	666,584,727

		Morocco (Cost: $46,915,385) (1.0%)
	48,500,000	Office Cherifien des Phosphates, (144A), 6.875%, due 04/25/44 (1)	53,107,500

See accompanying notes to financial statements.

14

TCW Emerging Markets Income Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Pakistan (1.4%)
$34,000,000	Pakistan Government International Bond, (144A), 7.25%, due 04/15/19 (1)	$35,275,000
39,600,000	Pakistan Government International Bond, (144A), 8.25%, due 04/15/24 (1)	41,629,500

	Total Pakistan (Cost: $73,642,507)	76,904,500

	Panama (2.5%)
17,600,000	Global Bank Corp., (144A), 4.75%, due 10/05/17 (1)	18,128,000
41,500,000	Global Bank Corp., (144A), 5.125%, due 10/30/19 (1)	41,761,450
72,600,000	Panama Government International Bond, 4%, due 09/22/24 (6)	74,233,500

	Total Panama (Cost: $132,780,973)	134,122,950

	Paraguay (1.7%)
18,440,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (1)	19,823,000
27,850,000	Banco Regional SAECA, (144A), 8.125%, due 01/24/19 (1)	30,356,500
37,250,000	Republic of Paraguay, (144A), 6.1%, due 08/11/44 (1)(6)	40,118,250

	Total Paraguay (Cost: $83,464,636)	90,297,750

	Peru (2.4%)
40,100,000	BBVA Banco Continental S.A., (144A), 5.25%, due 09/22/29 (1)(2)	40,801,750
42,000,000	Corp. Financiera de Desarrollo S.A., (144A), 5.25%, due 07/15/29 (1)(2)	43,314,600
8,702,000	Inkia Energy, Ltd., (Reg. S), 8.375%, due 04/04/21 (6)(4)	9,398,160
34,000,000	Union Andina de Cementos SAA, (144A), 5.875%, due 10/30/21 (1)	34,601,800

	Total Peru (Cost: $126,720,662)	128,116,310

	Russia (4.4%)
36,000,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.5%, due 09/26/19 (1)	35,681,400
54,900,000	Gazprom OAO via Gaz Capital S.A., (Reg. S), 6.51%, due 03/07/22 (4)	57,576,375
68,600,000	Russian Foreign Bond — Eurobond, (Reg. S), 4.875%, due 09/16/23 (4)	68,826,380
33,000,000	Sberbank of Russia via SB Capital S.A., (144A), 5.5%, due 02/26/24 (1)(2)	29,823,750
51,500,000	VTB Bank OJSC via VTB Eurasia, Ltd., (144A), 9.5%, due 12/29/49 (1)(2)(3)	47,637,500

	Total Russia (Cost: $245,794,741)	239,545,405

	Saudi Arabia (Cost: $51,455,795) (1.0%)
50,000,000	Saudi Electricity Global Sukuk Co. 3, (144A), 5.5%, due 04/08/44 (1)	54,562,500

	Senegal (Cost: $21,800,000) (0.4%)
21,800,000	Senegal Government International Bond, (144A), 6.25%, due 07/30/24 (1)	21,663,314

	Serbia (Cost: $52,223,182) (1.0%)
51,500,000	Republic of Serbia, (Reg. S), 4.875%, due 02/25/20 (4)(6)	52,679,350

See accompanying notes to financial statements.

15

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Slovenia (2.1%)
	$34,000,000	Slovenia Government International Bond, (144A), 5.25%, due 02/18/24 (1)	$36,783,920
	70,800,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (1)	78,057,000

		Total Slovenia (Cost: $105,617,871)	114,840,920

		South Africa (Cost: $55,448,301) (1.0%)
ZAR	614,250,000	South Africa Government Bond, 7.75%, due 02/28/23	55,898,029

		Turkey (5.2%)
	$56,500,000	Akbank TAS, (Reg. S), 5%, due 10/24/22 (4)	57,065,000
	50,000,000	Export Credit Bank of Turkey, (144A), 5%, due 09/23/21 (1)	50,508,000
	38,000,000	TC Ziraat Bankasi AS, (144A), 4.25%, due 07/03/19 (1)	37,667,500
	45,000,000	Turkey Government International Bond, 5.75%, due 03/22/24	49,950,000
	33,500,000	Turkiye Is Bankasi, (144A), 5%, due 04/30/20 (1)	33,772,187
	50,500,000	Turkiye Is Bankasi, (144A), 5%, due 06/25/21 (1)	50,535,350

		Total Turkey (Cost: $273,222,077)	279,498,037

		Ukraine (3.6%)
	9,500,000	MHP S.A., (Reg. S), 8.25%, due 04/02/20 (4)	8,409,400
	7,700,000	Oschadbank via SSB #1 PLC, (Reg. S), 8.25%, due 03/10/16 (4)	6,314,000
	72,500,000	Ukraine Government International Bond, (Reg. S), 6.58%, due 11/21/16 (4)	64,438,000
	89,550,000	Ukraine Government International Bond, (Reg. S), 6.875%, due 09/23/15 (4)	82,627,785
	35,608,000	Ukreximbank via Biz Finance PLC, (Reg. S), 8.375%, due 04/27/15 (4)	31,958,180

		Total Ukraine (Cost: $198,291,350)	193,747,365

		Venezuela (5.8%)
	84,500,000	Petroleos de Venezuela S.A., (Reg. S), 6%, due 11/15/26 (6)(4)	42,114,800
	175,150,000	Petroleos de Venezuela S.A., (Reg. S), 8.5%, due 11/02/17 (6)(4)	133,937,205
	75,000,000	Venezuela Government International Bond, (Reg. S), 7.75%, due 10/13/19 (4)	48,937,500
	92,300,000	Venezuela Government International Bond, (Reg. S), 8.25%, due 10/13/24 (4)	56,764,500
	45,000,000	Venezuela Government International Bond, (Reg. S), 9%, due 05/07/23 (6)(4)	29,025,000

		Total Venezuela (Cost: $366,829,715)	310,779,005

		Total Fixed Income Securities (Cost: $5,108,610,611) (94.3%)	5,076,931,337

	Number of Shares	Equity Securities
		Mexico (0.0%)
	240,079	Hipotecaria Su Casita S.A. de C.V., SOFOM E.N.R. (7)	—

		Total Equity Securities (Cost: $0) (0%)	—

See accompanying notes to financial statements.

16

TCW Emerging Markets Income Fund

October 31, 2014

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $270,636,392) (5.0%)
$270,636,392	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $292,465,000 Federal Home Loan Mortgage Corp., 2% to 2.1%, maturity dates ranging from 10/17/22-11/02/22 valued at $276,051,224) (Total Amount to be Received Upon Repurchase $270,636,392)	$270,636,392

	U.S. Treasury Securities (0.1%)
1,879,000	U.S. Treasury Bill, 0.02%, due 11/06/14 (8)	1,879,000
888,000	U.S. Treasury Bill, 0.01%, due 12/04/14 (8)	888,000
976,000	U.S. Treasury Bill, 0.02%, due 01/15/15 (8)	975,980

	U.S. Treasury Securities (Cost: $3,742,945)	3,742,980

	Total Short-Term Investments (Cost: $274,379,337) (5.1%)	274,379,372

	Total Investments (Cost: $5,382,989,948) (99.4%)	5,351,310,709
	Excess of Other Assets over Liabilities (0.6%)	33,279,922

	Total Net Assets (100.0%)	$5,384,590,631

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
Bank of America	BRL	253,605,000	12/02/14	$105,105,323	$102,464,321	$(2,641,002)
Bank of America	EUR	29,540,375	12/29/14	37,630,007	37,024,470	(605,537)
Bank of America	EUR	36,565,085	01/28/15	50,742,100	45,838,629	(4,903,471)
Bank of America	RUB	1,828,375,000	01/21/15	46,896,248	41,601,488	(5,294,760)
Bank of America	TRY	123,475,000	02/27/15	52,970,828	54,233,802	1,262,974

				$293,344,506	$281,162,710	$(12,181,796)

SELL (10)
Bank of America	BRL	253,605,000	12/02/14	$110,000,000	$102,464,321	$7,535,679
Bank of America	EUR	29,540,375	12/29/14	38,000,000	37,024,470	975,530
Bank of America	EUR	42,642,740	01/05/15	53,800,000	53,448,857	351,143
Bank of America	EUR	36,565,085	01/28/15	50,000,000	45,838,629	4,161,371
Bank of America	EUR	42,257,795	01/29/15	53,600,000	52,975,490	624,510
Bank of America	RUB	1,828,375,000	01/21/15	50,000,000	41,601,488	8,398,512
Bank of America	RUB	2,297,296,000	01/27/15	53,600,000	52,183,461	1,416,539
Bank of America	RUB	2,350,350,000	01/30/15	54,000,000	53,343,940	656,060
Bank of America	TRY	121,078,212	01/30/15	53,870,000	53,500,041	369,959
Bank of America	TRY	123,475,000	02/27/15	55,000,000	54,233,802	766,198

				$571,870,000	$546,614,499	$25,255,501

See accompanying notes to financial statements.

17

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Cross Currency Forwards

Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Bank of America	EUR	42,280,000	11/04/14	MXN	736,623,300	$1,646,026
Bank of America	EUR	82,000,000	12/15/14	MXN	1,408,145,000	1,411,483
Bank of America	EUR	42,280,000	01/20/15	MXN	736,623,300	1,386,119
Bank of America	MXN	736,623,300	11/04/14	EUR	43,441,943	(190,190)
Bank of America	MXN	1,408,145,000	12/15/14	EUR	81,688,421	(1,801,965)

						$2,451,473

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
SELL
2,924	5-Year U.S. Treasury Note Futures	12/31/14	$349,212,408	$(2,306,380)
900	10-Year U.S. Treasury Note Futures	12/19/14	113,723,437	(1,147,719)

			$462,935,845	$(3,454,099)

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
COP -	Colombian Peso.
EUR -	Euro Currency.
INR -	Indian Rupee.
MXN -	Mexican Peso.
RUB -	Russian Ruble.
TRY -	New Turkish Lira.
ZAR -	South African Rand.
OJSC -	Open Joint-Stock Company.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $3,018,676,299 or 56.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(3)	Perpetual Maturity.
(4)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2014, the value of these securities amounted to $1,071,864,458 or 19.9% of net assets.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2)
(7)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(8)	Rate shown represents yield-to-maturity.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

18

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Agriculture	0.2%
Airlines	1.6
Banks	14.7
Building Materials	3.0
Chemicals	2.0
Diversified Financial Services	6.0
Electric	2.9
Engineering & Construction	2.2
Foreign Government Bonds	36.1
Gas	2.2
Government Regional/Local	0.6
Holding Companies-Diversified	1.0
Iron & Steel	0.9
Machinery-Diversified	0.6
Mining	0.3
Oil & Gas	18.0
Real Estate	0.7
Retail	0.4
Transportation	0.9
Short-Term Investments	5.1

Total	99.4%

See accompanying notes to financial statements.

19

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments

	Principal Amount	Fixed Income Securities	Value

		Brazil (11.5% of Net Assets)
BRL	25,880,000	Brazil Letras do Tesouro Nacional, 0%, due 01/01/18	$7,307,654
BRL	24,258,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/17	9,797,278
BRL	13,850,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/18	5,323,835
BRL	13,100,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/25	4,403,748

		Total Brazil (Cost: $28,377,686)	26,832,515

		Colombia (6.4%)
COP	4,076,000,000	Colombian TES (Treasury) Bond, 5%, due 11/21/18	1,953,790
COP	2,750,000,000	Colombian TES (Treasury) Bond, 6%, due 04/28/28 (1)	1,214,310
COP	6,920,000,000	Colombian TES (Treasury) Bond, 7%, due 09/11/19 (1)	3,531,274
COP	4,500,000,000	Colombian TES (Treasury) Bond, 7.25%, due 06/15/16	2,258,134
COP	10,040,000,000	Colombian TES (Treasury) Bond, 10%, due 07/24/24	6,019,859

		Total Colombia (Cost: $15,733,688)	14,977,367

		Hungary (5.7%)
HUF	892,000,000	Hungary Government Bond, 5.5%, due 06/24/25	4,126,825
HUF	935,370,000	Hungary Government Bond, 6%, due 11/24/23	4,425,022
HUF	317,400,000	Hungary Government Bond, 6.5%, due 06/24/19	1,480,343
HUF	475,000,000	Hungary Government Bond, 6.75%, due 11/24/17	2,168,723
HUF	225,500,000	Hungary Government Bond, 7.5%, due 11/12/20	1,117,810

		Total Hungary (Cost: $13,501,045)	13,318,723

		India (4.9%)
INR	175,000,000	India Government Bond, 7.28%, due 06/03/19	2,758,447
INR	173,000,000	India Government Bond, 8.83%, due 11/25/23	2,909,243
INR	50,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/17	828,730
INR	125,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/18	2,044,318
INR	175,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/19	2,863,288

		Total India (Cost: $13,424,413)	11,404,026

		Indonesia (10.1%)
IDR	40,402,000,000	Indonesia Treasury Bond, 5.25%, due 05/15/18	3,096,595
IDR	13,706,000,000	Indonesia Treasury Bond, 5.625%, due 05/15/23	971,385
IDR	23,363,000,000	Indonesia Treasury Bond, 7%, due 05/15/22	1,829,865
IDR	13,154,000,000	Indonesia Treasury Bond, 7.375%, due 09/15/16	1,088,457
IDR	22,963,000,000	Indonesia Treasury Bond, 8.25%, due 06/15/32	1,845,553
IDR	57,558,000,000	Indonesia Treasury Bond, 8.375%, due 03/15/24	4,883,023
IDR	16,000,000,000	Indonesia Treasury Bond, 8.375%, due 03/15/34	1,320,937
IDR	56,499,000,000	Indonesia Treasury Bond, 9%, due 03/15/29	4,928,429
IDR	20,511,000,000	Indonesia Treasury Bond, 9.5%, due 07/15/31	1,849,978
IDR	18,469,000,000	Indonesia Treasury Bond, 10.5%, due 08/15/30	1,795,838

		Total Indonesia (Cost: $24,354,270)	23,610,060

See accompanying notes to financial statements.

20

TCW Emerging Markets Local Currency Income Fund

October 31, 2014

	Principal Amount	Fixed Income Securities	Value

		Malaysia (3.7%)
MYR	2,209,000	Malaysia Government Bond, 3.48%, due 03/15/23	$656,135
MYR	960,000	Malaysia Government Bond, 3.844%, due 04/15/33	277,179
MYR	3,191,000	Malaysia Government Bond, 4.012%, due 09/15/17	981,772
MYR	5,147,000	Malaysia Government Bond, 4.16%, due 07/15/21	1,598,437
MYR	6,010,000	Malaysia Government Bond, 4.262%, due 09/15/16 (1)	1,852,836
MYR	6,948,000	Malaysia Government Bond, 4.378%, due 11/29/19	2,182,043
MYR	3,441,000	Malaysia Government Bond, 4.392%, due 04/15/26	1,082,227

		Total Malaysia (Cost: $8,788,297)	8,630,629

		Mexico (12.7%)
MXN	59,750,000	Mexican BONOS Government Bond, 7.25%, due 12/15/16 (1)	4,751,762
MXN	53,190,000	Mexican BONOS Government Bond, 7.75%, due 05/29/31	4,406,116
MXN	39,640,000	Mexican BONOS Government Bond, 7.75%, due 11/23/34	3,292,736
MXN	32,340,000	Mexican BONOS Government Bond, 8%, due 06/11/20 (1)	2,722,628
MXN	52,160,000	Mexican BONOS Government Bond, 8%, due 12/07/23	4,451,527
MXN	47,800,000	Mexican BONOS Government Bond, 8.5%, due 12/13/18	4,040,655
MXN	61,490,000	Mexican BONOS Government Bond, 10%, due 12/05/24 (1)	5,985,201

		Total Mexico (Cost: $30,139,404)	29,650,625

		Peru (2.5%)
PEN	2,140,000	Peruvian Government International Bond, (Reg. S), 5.2%, due 09/12/23 (2)(3)	723,830
PEN	6,900,000	Peruvian Government International Bond, (144A), 5.7%, due 08/12/24 (4)	2,351,688
PEN	2,070,000	Peruvian Government International Bond, (Reg. S), 6.9%, due 08/12/37 (2)	747,055
PEN	3,110,000	Peruvian Government International Bond, (Reg. S), 7.84%, due 08/12/20 (2)(3)	1,231,650
PEN	1,920,000	Peruvian Government International Bond, (Reg. S), 8.2%, due 08/12/26 (2)	803,987

		Total Peru (Cost: $6,020,371)	5,858,210

		Poland (1.8%)
PLN	6,950,000	Poland Government Bond, 5.25%, due 10/25/20 (1)	2,427,519
PLN	5,500,000	Poland Government Bond, 5.5%, due 10/25/19 (1)	1,903,720

		Total Poland (Cost: $4,489,957)	4,331,239

		Romania (2.7%)
RON	5,930,000	Romania Government Bond, 5.75%, due 01/27/16	1,761,303
RON	10,100,000	Romania Government Bond, 5.85%, due 04/26/23	3,313,215
RON	4,200,000	Romania Government Bond, 5.9%, due 07/26/17	1,302,509

		Total Romania (Cost: $6,560,912)	6,377,027

See accompanying notes to financial statements.

21

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value

		Russia (4.9%)
RUB	72,100,000	Russian Federal Bond — OFZ, 6.8%, due 12/11/19	$1,477,925
RUB	55,200,000	Russian Federal Bond — OFZ, 7%, due 01/25/23	1,085,910
RUB	220,500,000	Russian Federal Bond — OFZ, 7.05%, due 01/19/28	4,112,002
RUB	96,300,000	Russian Federal Bond — OFZ, 7.4%, due 06/14/17	2,114,021
RUB	50,700,000	Russian Federal Bond — OFZ, 7.6%, due 04/14/21	1,059,316
RUB	75,000,000	Russian Foreign Bond — Eurobond, (Reg. S), 7.85%, due 03/10/18 (2)	1,642,944

		Total Russia (Cost: $14,829,389)	11,492,118

		South Africa (11.5%)
ZAR	55,150,400	South Africa Government Bond, 6.25%, due 03/31/36	3,898,420
ZAR	27,264,000	South Africa Government Bond, 6.75%, due 03/31/21	2,379,288
ZAR	39,469,000	South Africa Government Bond, 7%, due 02/28/31	3,149,889
ZAR	51,860,000	South Africa Government Bond, 8%, due 12/21/18	4,850,767
ZAR	27,600,000	South Africa Government Bond, 8%, due 01/31/30 (1)	2,440,578
ZAR	65,900,000	South Africa Government Bond, 10.5%, due 12/21/26	7,169,075
ZAR	27,907,000	South Africa Government Bond, 10.5%, due 12/21/26	3,029,714

		Total South Africa (Cost: $28,538,850)	26,917,731

		Thailand (5.2%)
THB	134,700,000	Thailand Government Bond, 3.25%, due 06/16/17 (1)	4,227,520
THB	42,300,000	Thailand Government Bond, 3.625%, due 06/16/23	1,347,963
THB	47,500,000	Thailand Government Bond, 3.65%, due 12/17/21	1,519,067
THB	121,600,000	Thailand Government Bond, 3.875%, due 06/13/19 (1)	3,918,679
THB	30,600,000	Thailand Government Bond, 4.875%, due 06/22/29	1,076,413

		Total Thailand (Cost: $12,123,065)	12,089,642

		Turkey (11.5%)
TRY	12,010,000	Turkey Government Bond, 6.3%, due 02/14/18 (1)	5,106,495
TRY	7,050,000	Turkey Government Bond, 7.1%, due 03/08/23	2,899,131
TRY	10,800,000	Turkey Government Bond, 8.3%, due 10/07/15	4,857,209
TRY	17,150,000	Turkey Government Bond, 8.3%, due 06/20/18	7,726,846
TRY	5,980,000	Turkey Government Bond, 9.5%, due 01/12/22 (1)	2,836,204
TRY	7,535,000	Turkey Government Bond, 10.7%, due 02/24/16 (1)	3,487,169

		Total Turkey (Cost: $27,083,486)	26,913,054

		Total Fixed Income Securities (Cost: $233,964,833) (95.1%)	222,402,966

		Short-Term Investments
		Egypt (Cost: $1,378,823) (0.6%)
EGP	10,000,000	Egypt Treasury Bill, 0%, due 12/16/14	1,378,536

		Nigeria (Cost: $1,842,349) (0.8%)
NGN	300,000,000	Nigeria Treasury Bill, 0%, due 11/06/14	1,809,997

See accompanying notes to financial statements.

22

TCW Emerging Markets Local Currency Income Fund

October 31, 2014

	Principal Amount	Short-Term Investments	Value

		Zambia (Cost: $1,282,921) (0.5%)
ZMW	9,100,000	Zambia Treasury Bill, 0%, due 09/07/15	$1,245,597

		Total Short-Term Investments (Cost: $4,504,093) (1.9%)	4,434,130

		Total Investments (Cost: $238,468,926) (97.0%)	226,837,096
		Excess of Other Assets over Liabilities (3.0%)	7,018,658

		Total Net Assets (100.0%)	$233,855,754

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (5)
Bank of America	BRL	11,412,500	12/02/14	$4,729,875	$4,611,005	$(118,870)
Bank of America	EUR	5,597,124	12/29/14	7,129,896	7,015,163	(114,733)
Bank of America	EUR	10,964,311	01/28/15	15,215,394	13,745,052	(1,470,342)
Bank of America	TRY	5,612,500	02/27/15	2,407,765	2,465,173	57,408

				$29,482,930	$27,836,393	$(1,646,537)

SELL (6)
Bank of America	BRL	11,412,500	12/02/14	$4,950,000	$4,611,006	$338,994
Bank of America	EUR	3,724,395	11/12/14	5,000,000	4,666,534	333,466
Bank of America	EUR	5,597,124	12/29/14	7,200,000	7,015,163	184,837
Bank of America	EUR	1,823,017	01/05/15	2,300,000	2,284,988	15,012
Bank of America	EUR	1,788,160	01/26/15	2,265,000	2,241,637	23,363
Bank of America	EUR	10,964,311	01/28/15	15,000,000	13,745,052	1,254,948
Bank of America	EUR	1,892,140	01/29/15	2,400,000	2,372,037	27,963
Bank of America	RUB	201,442,000	01/27/15	4,700,000	4,575,789	124,211
Bank of America	RUB	104,024,750	01/30/15	2,390,000	2,360,963	29,037
Bank of America	TRY	5,349,288	01/30/15	2,380,000	2,363,655	16,345
Bank of America	TRY	5,612,500	02/27/15	2,500,000	2,465,173	34,827
Bank of America	ZAR	26,249,500	01/23/15	2,350,000	2,344,082	5,918
Bank of America	ZAR	50,053,500	01/27/15	4,500,000	4,466,802	33,198

				$57,935,000	$55,512,881	$2,422,119

Cross Currency Forwards
Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Bank of America	MXN	63,538,250	12/15/14	EUR	3,685,941	$(81,308)
Bank of America	MXN	33,102,750	11/04/14	EUR	1,952,216	(8,547)
Bank of America	PLN	31,773,258	01/16/15	EUR	7,526,533	14,711
Bank of America	EUR	3,700,000	12/15/14	MXN	63,538,250	63,689
Bank of America	EUR	1,900,000	01/20/15	MXN	33,102,750	62,290

See accompanying notes to financial statements.

23

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Cross Currency Forwards
Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Bank of America	EUR	1,900,000	11/04/14	MXN	33,102,750	$73,970
Bank of America	EUR	3,174,096	01/20/15	MYR	13,900,000	223,601
Bank of America	EUR	1,484,919	11/10/14	MYR	6,400,000	84,319
Bank of America	EUR	935,000	12/17/14	PHP	53,659,650	22,238
Bank of America	EUR	7,590,000	01/16/15	PLN	31,773,258	(94,268)

						$360,695

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
COP -	Colombian Peso.
EGP -	Egyptian Pound.
EUR -	Euro Currency.
HUF -	Hungarian Forint.
IDR -	Indonesian Rupiah.
INR -	Indian Rupee.
MXN -	Mexican Peso.
MYR -	Malaysian Ringgit.
NGN -	Nigeria Naira.
PEN -	Peruvian Nouveau Sol.
PHP -	Philippines Peso.
PLN -	Polish Zloty.
RON -	New Romanian Leu.
RUB -	Russian Ruble.
THB -	Thai Baht.
TRY -	New Turkish Lira.
ZAR -	South African Rand.
ZMW -	Zambian Kwacha.
(1)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2)
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2014, the value of these securities amounted to $5,149,466 or 2.2% of net assets.
(3)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $2,351,688 or 1.0% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(5)	Fund buys foreign currency, sells U.S. Dollar.
(6)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

24

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Electric	2.5%
Foreign Government Bonds	92.6
Short-Term Investments	1.9

Total	97.0%

See accompanying notes to financial statements.

25

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments

	Principal Amount	Fixed Income Securities	Value
		Argentina (0.7% of Net Assets)
	$70,102	Argentine Republic Government International Bond, 8.28%, due 12/31/33	$62,566
	363,000	Argentine Republic Government International Bond, 8.75%, due 06/02/17	320,347

		Total Argentina (Cost: $395,456)	382,913

		Bahrain (Cost: $200,000) (0.4%)
	200,000	Bahrain Government International Bond, (144A), 6%, due 09/19/44 (1)	207,500

		Brazil (3.9%)
	200,000	Brazil Minas SPE via State of Minas Gerais, (Reg. S), 5.333%, due 02/15/28 (2)	202,000
BRL	440,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/17	171,826
	$250,000	Brazilian Government International Bond, 4.25%, due 01/07/25	255,125
	200,000	Brazilian Government International Bond, 5%, due 01/27/45	196,620
	200,000	CIMPOR Financial Operations BV, (144A), 5.75%, due 07/17/24 (1)	194,120
	200,000	OAS Finance, Ltd., (144A), 8%, due 07/02/21 (1)	187,500
	190,740	Odebrecht Offshore Drilling Finance, Ltd., (144A), 6.75%, due 10/01/22 (1)	200,945
	300,000	Petrobras Global Finance BV, 6.25%, due 03/17/24	319,380
	200,000	QGOG Constellation S.A., (144A), 6.25%, due 11/09/19 (1)	197,500
	200,000	Samarco Mineracao S.A., (144A), 5.375%, due 09/26/24 (1)	201,000

		Total Brazil (Cost: $2,138,873)	2,126,016

		Chile (1.6%)
	200,000	Corpbanca S.A., (144A), 3.875%, due 09/22/19 (1)	203,980
	200,000	GeoPark Latin America, Ltd. Agencia en Chile, (144A), 7.5%, due 02/11/20 (1)	213,000
	200,000	GNL Quintero S.A., (144A), 4.634%, due 07/31/29 (1)	206,672
	250,000	Guanay Finance, Ltd., (144A), 6%, due 12/15/20 (1)	263,750

		Total Chile (Cost: $855,753)	887,402

		China (1.8%)
	200,000	China Cinda Finance, Ltd., (144A), 5.625%, due 05/14/24 (1)	211,265
	200,000	CIFI Holdings Group Co. Ltd., (Reg. S), 12.25%, due 04/15/18 (2)	225,540
	250,000	Country Garden Holdings Co. Ltd., (Reg. S), 11.125%, due 02/23/18 (2)	267,813
	250,000	Hyva Global BV, (Reg. S), 8.625%, due 03/24/16 (2)(3)	254,375

		Total China (Cost: $943,068)	958,993

		Colombia (2.7%)
	200,000	Avianca Holdings S.A., (144A), 8.375%, due 05/10/20 (1)	210,880
	350,000	Bancolombia S.A., 5.125%, due 09/11/22	356,446
	250,000	Colombia Government International Bond, 4%, due 02/26/24	257,187
	100,000	Ecopetrol S.A., 5.875%, due 05/28/45	103,250
	280,000	Grupo Aval, Ltd., (144A), 4.75%, due 09/26/22 (1)	280,000
	250,000	Pacific Rubiales Energy Corp., (144A), 5.625%, due 01/19/25 (1)	238,900

		Total Colombia (Cost: $1,436,032)	1,446,663

		Costa Rica (Cost: $206,666) (0.4%)
	200,000	Costa Rica Government International Bond, (144A), 7%, due 04/04/44 (1)	207,500

See accompanying notes to financial statements.

26

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2014

	Principal Amount	Fixed Income Securities	Value
		El Salvador (Cost: $200,000) (0.4%)
	$200,000	El Salvador Government International Bond, (144A), 6.375%, due 01/18/27 (1)	$206,340

		Guatemala (0.5%)
	100,000	Agromercantil Senior Trust, (144A), 6.25%, due 04/10/19 (1)	104,380
	180,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (1)	179,550

		Total Guatemala (Cost: $271,988)	283,930

		Hungary (1.4%)
	300,000	Hungary Government International Bond, 5.375%, due 03/25/24	321,997
	200,000	Hungary Government International Bond, 5.75%, due 11/22/23	221,000
	200,000	Magyar Export-Import Bank Zrt, (144A), 4%, due 01/30/20 (1)	199,500

		Total Hungary (Cost: $710,140)	742,497

		India (0.7%)
INR	9,500,000	India Government Bond, 7.28%, due 06/03/19	149,744
	$200,000	Vedanta Resources PLC, (144A), 8.25%, due 06/07/21 (1)	219,320

		Total India (Cost: $344,218)	369,064

		Indonesia (1.9%)
	200,000	Pelabuhan Indonesia III PT, (144A), 4.875%, due 10/01/24 (1)	204,000
	200,000	Pertamina Persero PT, (Reg. S), 5.625%, due 05/20/43 (2)	191,740
	200,000	Pertamina Persero PT, (Reg. S), 6%, due 05/03/42 (2)	200,920
	200,000	Perusahaan Gas Negara Persero Tbk PT, (144A), 5.125%, due 05/16/24 (1)	206,000
	200,000	Perusahaan Penerbit SBSN Indonesia III, (144A), 4.35%, due 09/10/24 (1)	201,440

		Total Indonesia (Cost: $981,741)	1,004,100

		Israel (1.1%)
	350,000	Delek & Avner Tamar Bond, Ltd., (144A), 5.412%, due 12/30/25 (1)	359,625
	200,000	Israel Electric Corp., Ltd., (144A), 6.875%, due 06/21/23 (1)	230,500

		Total Israel (Cost: $576,595)	590,125

		Kazakhstan (1.4%)
	250,000	Kazakhstan Government International Bond, (144A), 4.875%, due 10/14/44 (1)(3)	241,875
	250,000	KazMunayGas National Co. JSC, (144A), 4.875%, due 05/07/25 (1)(4)	248,480
	250,000	KazMunayGas National Co. JSC, (144A), 6%, due 11/07/44 (1)(4)	246,578

		Total Kazakhstan (Cost: $735,868)	736,933

		Mexico (4.5%)
	200,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, (144A), 5.95%, due 01/30/24 (1)(5)	213,500
	250,000	BBVA Bancomer S.A., (144A), 4.375%, due 04/10/24 (1)	256,649
	168,000	BBVA Bancomer S.A., (144A), 6.75%, due 09/30/22 (1)	190,680
	200,000	Cemex S.A.B. de C.V., (144A), 6.5%, due 12/10/19 (1)	213,764
	200,000	Cemex S.A.B. de C.V., (Reg. S), 7.25%, due 01/15/21 (2)	216,620

See accompanying notes to financial statements.

27

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Mexico (Continued)
	$200,000	Credito Real S.A.B. de C.V., (144A), 7.5%, due 03/13/19 (1)	$211,500
MXN	1,800,000	Mexican BONOS Government Bond, 10%, due 12/05/24	175,205
	$200,000	Mexichem S.A.B. de C.V., (144A), 5.875%, due 09/17/44 (1)	201,180
	200,000	Offshore Drilling Holding S.A., (144A), 8.625%, due 09/20/20 (1)(5)	210,000
	500,000	Petroleos Mexicanos, (144A), 5.5%, due 06/27/44 (1)	523,125

		Total Mexico (Cost: $2,332,837)	2,412,223

		Morocco (Cost: $187,984) (0.4%)
	200,000	OCP S.A., (144A), 6.875%, due 04/25/44 (1)	219,000

		Pakistan (Cost: $199,000) (0.4%)
	200,000	Pakistan Government International Bond, (144A), 8.25%, due 04/15/24 (1)	210,250

		Panama (1.3%)
	200,000	Global Bank Corp., (144A), 4.75%, due 10/05/17 (1)	206,000
	250,000	Global Bank Corp., (144A), 5.125%, due 10/30/19 (1)	251,575
	250,000	Panama Government International Bond, 4%, due 09/22/24 (3)	255,625

		Total Panama (Cost: $706,157)	713,200

		Paraguay (1.1%)
	150,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (1)	161,250
	150,000	Banco Regional SAECA, (144A), 8.125%, due 01/24/19 (1)	163,500
	250,000	Republic of Paraguay, (144A), 6.1%, due 08/11/44 (1)(3)	269,250

		Total Paraguay (Cost: $556,808)	594,000

		Peru (2.5%)
	200,000	BBVA Banco Continental S.A., (144A), 5.25%, due 09/22/29 (1)(3)(5)	203,500
	250,000	Corp. Financiera de Desarrollo S.A., (144A), 5.25%, due 07/15/29 (1)(5)	257,825
	250,000	InRetail Consumer, (144A), 5.25%, due 10/10/21 (1)	255,325
PEN	1,100,000	Republic of Peru, 5.7%, due 08/12/24	374,907
	$250,000	Union Andina de Cementos SAA, (144A), 5.875%, due 10/30/21 (1)	254,425

		Total Peru (Cost: $1,326,674)	1,345,982

		Russia (1.6%)
	200,000	Gazprom OAO via Gaz Capital S.A., (Reg. S), 6.51%, due 03/07/22 (2)	209,750
	200,000	Russian Foreign Bond — Eurobond, (Reg. S), 4.875%, due 09/16/23 (2)	200,660
	200,000	Sberbank of Russia via SB Capital S.A., (144A), 5.5%, due 02/26/24 (1)(5)	180,750
	280,000	VTB Bank OJSC via VTB Eurasia, Ltd., (144A), 9.5%, due 12/29/49 (1)(5)(6)	259,000

		Total Russia (Cost: $898,367)	850,160

		Senegal (Cost: $200,000) (0.4%)
	200,000	Senegal Government International Bond, (144A), 6.25%, due 07/30/24 (1)	198,746

		Serbia (Cost: $190,717) (0.4%)
	200,000	Republic of Serbia, (Reg. S), 4.875%, due 02/25/20 (2)	204,580

See accompanying notes to financial statements.

28

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2014

Principal Amount	Fixed Income Securities	Value
	Slovenia (0.8%)
$200,000	Slovenia Government International Bond, (144A), 5.25%, due 02/18/24 (1)	$216,376
200,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (1)	220,500

	Total Slovenia (Cost: $395,062)	436,876

	Turkey (2.3%)
250,000	Akbank TAS, (Reg. S), 5%, due 10/24/22 (2)	252,500
200,000	Export Credit Bank of Turkey, (144A), 5%, due 09/23/21 (1)	202,032
250,000	Turkiye Is Bankasi, (144A), 5%, due 04/30/20 (1)	252,031
200,000	Turkiye Is Bankasi, (144A), 5%, due 06/25/21 (1)	200,140
350,000	Yapi ve Kredi Bankasi AS, (144A), 5.125%, due 10/22/19 (1)	354,375

	Total Turkey (Cost: $1,242,259)	1,261,078

	Ukraine (1.2%)
200,000	Oschadbank via SSB No.1 PLC, (Reg. S), 8.25%, due 03/10/16 (2)	164,000
100,000	Ukraine Government International Bond, (Reg. S), 6.58%, due 11/21/16 (2)	88,880
425,000	Ukraine Government International Bond, (Reg. S), 6.875%, due 09/23/15 (2)	392,148

	Total Ukraine (Cost: $660,617)	645,028

	Venezuela (1.8%)
900,000	Petroleos de Venezuela S.A., (Reg. S), 6%, due 11/15/26 (2)(3)	448,560
450,000	Venezuela Government International Bond, (Reg. S), 6%, due 12/09/20 (2)	268,875
100,000	Venezuela Government International Bond, (Reg. S), 7.75%, due 10/13/19 (2)	65,250
350,000	Venezuela Government International Bond, (Reg. S), 8.25%, due 10/13/24 (2)(3)	215,250

	Total Venezuela (Cost: $1,181,690)	997,935

	Total Fixed Income Securities (Cost: $20,074,570) (37.6%)	20,239,034

Number of Shares	Preferred Stock
	Brazil (Cost: $449,711) (0.9%)
81,250	Lojas Americanas S.A., 0.55%	484,165

	India (Cost: $33,301) (0.1%)
2,702,700	Zee Entertainment Enterprises, Ltd., 6%	37,415

	Total Preferred Stock (Cost: $483,012) (1.0%)	521,580

	Common Stock
	Argentina (Cost: $555,687) (1.2%)
18,230	YPF S.A. (SP ADR)	641,149

See accompanying notes to financial statements.

29

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Brazil (2.4%)
30,200	CCR S.A.	$227,054
4,600	Embraer S.A. (SP ADR)	177,744
27,000	Hypermarcas S.A. (7)	190,495
18,550	Petroleo Brasileiro S.A. (SP ADR)	217,035
19,100	Qualicorp S.A. (7)	196,194
33,350	Raia Drogasil S.A.	305,431

	Total Brazil (Cost: $1,470,163)	1,313,953

	China (13.2%)
102,900	AIA Group, Ltd.	574,222
6,115	Alibaba Group Holding, Ltd. (SP ADR) (7)	602,939
4,245	Baidu, Inc. (SP ADR) (7)	1,013,579
718,000	Bank of China, Ltd. — Class H	343,669
845,000	China Construction Bank Corp. — Class H	630,449
184,500	China Everbright International, Ltd.	256,646
57,000	China Mobile, Ltd.	710,688
302,000	China Railway Construction Corp., Ltd. — Class H	319,226
294,000	CT Environmental Group, Ltd. (7)	313,972
603,000	GCL-Poly Energy Holdings, Ltd. — Class P (7)	203,223
976,000	Industrial & Commercial Bank of China, Ltd. — Class H	646,758
619,400	Sihuan Pharmaceutical Holdings Group, Ltd.	496,186
62,025	Tencent Holdings, Ltd.	996,876

	Total China (Cost: $5,972,966)	7,108,433

	Egypt (Cost: $461,706) (1.3%)
98,760	Commercial International Bank Egypt SAE	682,305

	India (7.7%)
40,800	Axis Bank, Ltd.	292,278
99,675	Bharti Infratel, Ltd.	473,263
7,370	Cognizant Technology Solutions Corp. (7)	360,025
17,500	Divi’s Laboratories, Ltd.	533,925
4,800	Infosys, Ltd. (SP ADR)	320,928
55,000	ITC, Ltd.	317,583
17,000	Lupin, Ltd.	377,743
8,400	Maruti Suzuki India, Ltd.	455,898
8,020	State Bank of India	352,568
14,000	Torrent Pharmaceuticals, Ltd.	200,880
83,700	Zee Entertainment Enterprises, Ltd.	468,795

	Total India (Cost: $3,551,723)	4,153,886

	Indonesia (Cost: $307,798) (0.7%)
4,630,000	Multipolar Tbk PT	360,520

	Iraq (Cost: $270,668) (0.4%)
18,174	Genel Energy PLC (7)	204,437

See accompanying notes to financial statements.

30

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2014

Number of Shares	Common Stock	Value
	Japan (Cost: $229,828) (0.4%)
1,345	FANUC Corp.	$237,502

	Kenya (Cost: $214,678) (0.5%)
1,973,000	Safari.com, Ltd.	269,096

	Malaysia (Cost: $346,859) (0.7%)
90,000	Tenaga Nasional BHD	365,648

	Mexico (3.4%)
44,096	Cemex S.A.B. de C.V. (SP ADR) (7)	542,381
156,600	Corp. Inmobiliaria Vesta S.A.B. de C.V.	343,795
10,500	Grupo Financiero Banorte S.A.B. de C.V.	67,207
54,000	Grupo Financiero Santander Mexico S.A.B. de C.V. — Class B	143,782
137,750	Grupo Lala S.A.B. de C.V.	313,958
11,200	Grupo Televisa S.A.B. de C.V. (SP ADR)	404,768

	Total Mexico (Cost: $1,757,265)	1,815,891

	Panama (Cost: $240,880) (0.3%)
1,550	Copa Holdings S.A.	181,226

	Peru (0.8%)
1,740	Credicorp, Ltd.	280,140
4,300	Southern Copper Corp.	123,754

	Total Peru (Cost: $369,424)	403,894

	Philippines (Cost: $293,882) (0.5%)
16,660	SM Investments Corp.	290,893

	Poland (Cost: $305,882) (0.5%)
26,000	Powszechna Kasa Oszczednosci Bank Polski S.A.	289,784

	Russia (3.5%)
8,510	Eurasia Drilling Co., Ltd. (GDR)	212,750
5,950	Eurasia Drilling Co., Ltd. (GDR) (Reg. S) (2)	148,750
4,000	Magnit PJSC (GDR) (Reg. S) (2)	268,000
18,750	MMC Norilsk Nickel OJSC (ADR)	348,938
178,000	Sberbank of Russia	314,547
355,035	United Co. RUSAL PLC (7)	195,310
13,665	Yandex N.V. (7)	391,092

	Total Russia (Cost: $2,115,826)	1,879,387

	South Africa (2.7%)
19,360	Aspen Pharmacare Holdings, Ltd.	690,578
13,369	Brait SE (7)	100,334
4,100	Naspers, Ltd. — N Shares	510,591
27,398	Steinhoff International Holdings, Ltd.	139,950

	Total South Africa (Cost: $1,101,678)	1,441,453

See accompanying notes to financial statements.

31

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Number of Shares	Common Stock	Value
		South Korea (4.9%)
	1,860	Hyundai Mobis	$435,174
	18,380	KB Financial Group, Inc.	720,491
	5,400	Paradise Co., Ltd.	166,210
	627	Samsung Electronics Co., Ltd.	731,171
	8,830	Shinhan Financial Group Co., Ltd.	415,591
	6,000	SK Telecom Co., Ltd. (SP ADR)	166,740

		Total South Korea (Cost: $2,546,028)	2,635,377

		Taiwan (5.1%)
	31,223	Advantech Co., Ltd.	217,233
	342,170	Cathay Financial Holding Co., Ltd.	564,021
	20,400	Delta Electronics, Inc.	122,383
	7,417	Hermes Microvision, Inc.	348,779
	32,335	Hiwin Technologies Corp.	255,822
	216,000	Taiwan Semiconductor Manufacturing Co., Ltd.	936,332
	12,500	Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	275,250

		Total Taiwan (Cost: $2,464,167)	2,719,820

		Turkey (1.1%)
	93,500	Turkiye Garanti Bankasi A.S.	365,323
	30,000	Turkiye Halk Bankasi A.S.	200,548

		Total Turkey (Cost: $544,857)	565,871

		United Arab Emirates (Cost: $181,196) (0.3%)
	430,500	Air Arabia PJSC	154,536

		Total Common Stocks (Cost: $25,303,161) (51.6%)	27,715,061

		Participation Notes (3.5%)
		Saudi Arabia (3.5%)
	10,250	Al Mouwasat Medical Services (HSBC) (expires 4/13/15)	364,792
	12,540	Fawaz Abdulaziz Alhokair (HSBC) (expires 2/23/15)	416,092
	52,380	Samba Financial Group (HSBC) (expires 2/10/15)	667,655
	7,745	Saudi Airlines Catering Co. (HSBC) (expires 1/7/16)	413,734

		Total Saudi Arabia (Cost: $1,376,671)	1,862,273

		Total Participation Notes (Cost: $1,376,671) (3.5%)	1,862,273

	Principal Amount	Short-Term Investments
		Foreign Government Bonds (Cost: $78,244) (0.1%)
		Zambia (Cost: $78,244) (0.1%)
ZMW	555,000	Republic of Zambia Treasury Bill, 0%, due 09/07/15	75,968

See accompanying notes to financial statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2014

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $4,171,458) (7.8%)
$4,171,458	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $4,495,000 Federal Home Loan Mortgage Corp., 2%, due 11/02/22 valued at $4,255,255) (Total Amount to be Received Upon Repurchase $4,171,458)	$4,171,458

	Total Short-Term Investments (Cost: $4,249,702) (7.9%)	4,247,426

	Total Investments (Cost: $51,487,116) (101.6%)	54,585,374
	Liabilities in Excess of Other Assets (-1.6%)	(844,699)

	Total Net Assets (100.0%)	$53,740,675

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (8)
Bank of America	BRL	737,870	12/02/14	$305,824	$298,122	$(7,702)
Bank of America	EUR	97,172	12/29/14	123,783	121,791	(1,992)
Bank of America	EUR	146,191	01/28/15	202,872	183,267	(19,605)
Bank of America	TRY	449,000	02/27/15	192,621	197,214	4,593

				$825,100	$800,394	$(24,706)

SELL (9)
Bank of America	BRL	737,870	12/02/14	$320,000	$298,123	$21,877
Bank of America	EUR	97,172	12/29/14	125,000	121,791	3,209
Bank of America	EUR	134,745	01/05/15	170,000	168,890	1,110
Bank of America	EUR	146,191	01/28/15	200,000	183,267	16,733
Bank of America	EUR	153,736	01/29/15	195,000	192,728	2,272
Bank of America	RUB	8,572,000	01/27/15	200,000	194,714	5,286
Bank of America	RUB	8,705,000	01/30/15	200,000	197,570	2,430
Bank of America	TRY	438,282	01/30/15	195,000	193,661	1,339
Bank of America	TRY	449,000	02/27/15	200,000	197,214	2,786

				$1,805,000	$1,747,958	$57,042

See accompanying notes to financial statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Cross Currency Forwards

Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Bank of America	MXN	2,439,150	11/04/14	EUR	143,847	$(630)
Bank of America	MXN	4,464,850	12/15/14	EUR	259,012	(5,713)
Bank of America	EUR	140,000	11/04/14	MXN	2,439,150	5,450
Bank of America	EUR	140,000	01/20/15	MXN	2,439,150	4,590
Bank of America	EUR	260,000	12/15/14	MXN	4,464,850	4,475

						$8,172

Notes to the Schedule of Investments:

BRL - Brazilian	Real.
EUR - Euro	Currency.
INR - Indian	Rupee.
MXN - Mexican	Peso.
PEN - Peruvian	Nouveau Sol.
RUB - Russian	Ruble.
TRY - New	Turkish Lira.
ZMW - Zambian	Kwacha.
ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR - Global	Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
OJSC - Open	Joint-Stock Company.
PJSC - Private	Joint-Stock Company.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $12,628,348 or 23.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2014, the value of these securities amounted to $4,486,211 or 8.3% of net assets.
(3)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2014.
(6)	Perpetual Maturity.
(7)	Non-income producing security.
(8)	Fund buys foreign currency, sells U.S. Dollar.
(9)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Aerospace/Defense	0.3%
Agriculture	0.6
Airlines	1.0
Auto Manufacturers	0.8
Auto Parts & Equipment	0.8
Banks	17.2
Building Materials	2.2
Chemicals	0.8
Commercial Services	0.8
Computers	1.7
Diversified Financial Services	4.4
Electric	1.1
Electrical Compo & Equip	0.9
Energy-Alternate Sources	0.4
Engineering & Construction	1.3
Entertainment	0.3
Environmental Control	1.1
Food	1.1
Food Service	0.8
Foreign Government Bonds	12.7
Gas	0.8
Government Regional/Local	0.4
Healthcare-Products	1.3
Healthcare-Services	0.7
Home Furnishings	0.3
Insurance	2.2
Internet	5.5
Investment Companies	0.5
Iron & Steel	0.4
Machinery-Diversified	0.4
Media	2.7
Mining	1.7
Miscellaneous Manufacturers	1.0
Oil & Gas	9.0
Oil & Gas Services	0.7
Pharmaceuticals	3.3
Real Estate	2.3
Retail	3.2
Semiconductors	3.6
Telecommunications	3.0
Transportation	0.4
Short-Term Investments	7.9

Total	101.6%

See accompanying notes to financial statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2014

Country	Percentage of Net Assets
Argentina	1.9%
Bahrain	0.4
Brazil	7.2
Chile	1.6
China	15.0
Colombia	2.7
Costa Rica	0.4
Egypt	1.3
El Salvador	0.4
Guatemala	0.5
Hungary	1.4
India	8.5
Indonesia	2.6
Iraq	0.4
Israel	1.1
Japan	0.4
Kazakhstan	1.4
Kenya	0.5
Malaysia	0.7
Mexico	7.9
Morocco	0.4
Pakistan	0.4
Panama	1.6
Paraguay	1.1
Peru	3.3
Philippines	0.5
Poland	0.5
Russia	5.1
Saudi Arabia	3.5
Senegal	0.4
Serbia	0.4
Slovenia	0.8
South Africa	2.7
South Korea	4.9
Taiwan	5.1
Turkey	3.4
Ukraine	1.2
United Arab Emirates	0.3
United States	7.8
Venezuela	1.8
Zambia	0.1

Total	101.6%

See accompanying notes to financial statements.

36

TCW International Growth Fund

Schedule of Investments	October 31, 2014

Number of Shares	Common Stock	Value
	Argentina (Cost: $26,614) (1.0% of Net Assets)
700	YPF S.A. (SP ADR)	$24,619

	Brazil (7.2%)
2,500	BB Seguridade Participacoes S.A.	33,684
6,000	BM&FBOVESPA S.A.	26,656
3,500	CCR S.A.	26,314
2,000	Cielo S.A.	33,144
5,200	Kroton Educacional S.A.	37,430
3,000	Qualicorp S.A. (1)	30,816

	Total Brazil (Cost: $160,010)	188,044

	Canada (2.8%)
1,200	Alaris Royalty Corp.	35,943
1,200	Amaya Gaming Group, Inc. (1)	36,454

	Total Canada (Cost: $67,328)	72,397

	China (15.6%)
150	Baidu, Inc. (SP ADR) (1)	35,815
22,000	China Medical System Holdings, Ltd.	40,561
20,000	Chow Tai Fook Jewellery Group, Ltd.	27,820
600	Ctrip.com International, Ltd. (ADR) (1)	34,980
25,000	Fosun International, Ltd.	29,654
1,500	Hong Kong Exchanges & Clearing, Ltd.	33,304
4,000	Ping An Insurance Group Co. of China, Ltd. — Class H	32,699
5,000	Sands China, Ltd.	31,218
9,000	Sinopharm Group Co., Ltd. — Class H	35,333
3,000	SouFun Holdings, Ltd. (ADR)	29,250
35,000	Travelsky Technology, Ltd. — Class H	36,526
500	YY, Inc. (ADR) (1)	41,430

	Total China (Cost: $400,250)	408,590

	Denmark (Cost: $21,879) (1.3%)
400	Pandora A/S	33,717

	Egypt (Cost: $28,215) (1.3%)
5,000	Commercial International Bank Egypt SAE	34,544

	Germany (Cost: $28,546) (1.1%)
300	MorphoSys AG (1)	28,411

	India (26.0%)
6,000	Adani Ports and Special Economic Zone, Ltd.	28,028
3,000	Asian Paints, Ltd.	31,956
6,000	Axis Bank, Ltd.	42,982
2,000	Bank of Baroda	30,215
3,000	Bharat Petroleum Corp., Ltd.	35,221
1,500	Britannia Industries, Ltd.	37,530

See accompanying notes to financial statements.

37

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	India (Continued)
1,500	Cadila Healthcare, Ltd.	$34,370
2,800	CESC, Ltd.	30,766
1,800	Container Corp. of India	39,458
3,000	Cummins India, Ltd.	35,894
4,000	GAIL India, Ltd.	34,392
2,000	Housing Development Finance Corp.	35,881
600	ICICI Bank, Ltd. (SP ADR)	33,816
2,000	Kotak Mahindra Bank, Ltd.	36,529
5,000	Motherson Sumi Systems, Ltd.	34,286
35,000	National Aluminium Co., Ltd.	32,556
6,000	Oberoi Realty, Ltd.	24,020
12,000	Power Grid Corp. of India, Ltd.	28,416
280	Shree Cement, Ltd.	41,416
6,000	Zee Entertainment Enterprises, Ltd.	33,605

	Total India (Cost: $565,176)	681,337

	Indonesia (3.4%)
30,000	Bank Central Asia Tbk PT	32,386
60,000	Perusahaan Gas Negara (Persero) Tbk PT	29,555
100,000	Surya Citra Media Tbk PT	27,992

	Total Indonesia (Cost: $91,226)	89,933

	Israel (2.2%)
3,000	Plus500, Ltd.	24,567
200	Taro Pharmaceutical Industries, Ltd. (1)	32,388

	Total Israel (Cost: $55,488)	56,955

	Japan (17.9%)
1,500	Broadleaf Co., Ltd.	23,754
800	COLOPL, Inc. (1)	25,963
4,000	Daiwa Securities Group, Inc.	31,674
200	FANUC Corp.	35,316
1,400	GMO Payment Gateway, Inc.	28,996
400	Hikari Tsushin, Inc.	26,586
11,000	Ichigo Group Holdings Co., Ltd.	30,758
1,500	Infomart Corp.	26,778
1,500	Japan Exchange Group, Inc.	37,282
2,000	M3, Inc.	33,443
500	ORIX Corp. (SP ADR)	35,610
500	SoftBank Corp.	36,471
7,000	Sumitomo Mitsui Trust Holdings, Inc.	28,635
1,000	Sumitomo Realty & Development Co., Ltd.	37,563
8,000	Yahoo Japan Corp.	28,878

	Total Japan (Cost: $478,537)	467,707

See accompanying notes to financial statements.

38

TCW International Growth Fund

October 31, 2014

Number of Shares	Common Stock	Value
	Mexico (2.2%)
10,000	Grupo Financiero Inbursa S.A.B. de C.V. — Class O	$30,135
10,000	OHL Mexico S.A.B. de C.V. (1)	28,028

	Total Mexico (Cost: $54,534)	58,163

	Norway (2.0%)
5,000	Norsk Hydro ASA	27,969
2,000	Opera Software ASA	25,024

	Total Norway (Cost: $54,797)	52,993

	Peru (Cost: $31,807) (1.2%)
200	Credicorp, Ltd.	32,200

	Philippines (3.2%)
2,000	Ayala Corp.	30,739
10,000	International Container Terminal Services, Inc.	25,839
1,500	SM Investments Corp.	26,191

	Total Philippines (Cost: $79,377)	82,769

	Russia (Cost: $33,746) (1.3%)
500	Magnit PJSC (SP GDR)	33,500

	South Korea (2.3%)
40	NAVER Corp.	28,305
700	SK Hynix, Inc. (1)	31,216

	Total South Korea (Cost: $62,223)	59,521

	Sweden (Cost: $8,256) (0.3%)
266	Net Entertainment NE AB (1)	8,202

	Thailand (Cost: $29,477) (1.1%)
4,000	Kasikornbank PCL Class C	28,980

	United Kingdom (2.9%)
6,000	Optimal Payments PLC (1)	42,612
3,000	Playtech, Ltd.	33,982

	Total United Kingdom (Cost: $43,777)	76,594

	Total Common Stock (Cost: $2,321,263) (96.3%)	2,519,176

	Preferred Stock
	India (Cost: $1,533) (0.1%)
168,000	Zee Entertainment Enterprises, Ltd., 6%	2,326

	Total Preferred Stock (Cost: $1,533) (0.1%)	2,326

See accompanying notes to financial statements.

39

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Warrants	Value
	Sri Lanka (0.0%)
769	John Keells Holdings PLC, Strike Price LKR 185, Expires 11/12/15 (1)	$441
769	John Keells Holdings PLC, Strike Price LKR 195, Expires 11/11/16 (1)	470

	Total Sri Lanka (Cost: $0)	911

	Total Warrants (Cost: $0) (0.0%)	911

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $30,703) (1.2%)
$30,703	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $35,000 Federal Home Loan Mortgage Corp., 2%, due 11/02/22 valued at $33,133) (Total Amount to be Received Upon Repurchase $30,703)	30,703

	Total Investments (Cost: $2,353,499) (97.6%)	2,553,116
	Excess of Other Assets over Liabilities (2.4%)	63,651

	Total Net Assets (100.0%)	$2,616,767

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
SELL (2)
Bank of America	JPY	21,654,540	09/25/15	$200,000	$194,018	$5,982
Bank of America	JPY	46,389,975	09/24/15	430,000	415,633	14,367

				$630,000	$609,651	$20,349

Notes to the Schedule of Investments:

JPY - Japanese Yen.

LKR - Sri Lankan Rupee.

ADR - American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

PJSC - Private Joint-Stock Company.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

SP GDR - Sponsored Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

(1)	Non-income producing security.
(2)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

40

TCW International Growth Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Air Freight & Logistics	1.0%
Auto Components	1.3
Banks	11.1
Capital Markets	5.2
Chemicals	1.2
Construction Materials	1.6
Diversified Consumer Services	1.4
Diversified Financial Services	8.7
Electric Utilities	2.3
Food & Staples Retailing	1.3
Food Products	1.4
Gas Utilities	2.4
Health Care Providers & Services	2.6
Health Care Technology	1.3
Hotels, Restaurants & Leisure	3.9
Industrial Conglomerates	1.0
Insurance	2.5
Internet Software & Services	8.5
IT Services	5.4
Life Sciences Tools & Services	1.1
Machinery	2.8
Media	2.5
Metals & Mining	3.4
Oil, Gas & Consumable Fuels	1.3
Pharmaceuticals	4.0
Real Estate Management & Development	0.9
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	1.2
Software	3.2
Specialty Retail	2.1
Textiles, Apparel & Luxury Goods	1.3
Thrifts & Mortgage Finance	1.4
Transportation Infrastructure	4.2
Wireless Telecommunication Services	1.4
Short-Term Investments	1.2

Total	97.6%

See accompanying notes to financial statements.

41

TCW International Small Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Australia (1.5% of Net Assets)
500,000	Lucapa Diamond Co., Ltd. (1)	$167,010
200,000	TFS Corp., Ltd.	276,891

	Total Australia (Cost: $594,274)	443,901

	Brazil (3.5%)
35,000	Localiza Rent a Car S.A.	509,568
50,000	Qualicorp S.A. (1)	513,596

	Total Brazil (Cost: $1,056,795)	1,023,164

	British Virgin Islands (Cost: $466,092) (1.0%)
1,250,000	Petro-Victory Energy Corp. (1)	282,718

	Canada (10.3%)
4,000,000	Africa Hydrocarbons, Inc. (1)	35,478
17,000	Alaris Royalty Corp.	509,193
15,000	Amaya Gaming Group, Inc. (1)	455,674
500,000	DualEx Energy International, Inc. (1)	8,870
100,000	Gran Tierra Energy, Inc. (1)	456,000
475,000	Ivanhoe Mines, Ltd. (1)	358,109
5,000,000	Ivernia, Inc. (1)	421,305
500,000	Mart Resources, Inc.	483,392
710,000	Teranga Gold Corp. (1)	277,085

	Total Canada (Cost: $4,775,679)	3,005,106

	China (11.6%)
355,000	Boer Power Holdings, Ltd.	444,490
20,000	China Lodging Group, Ltd. (ADR) (1)	549,800
325,000	China Medical System Holdings, Ltd.	599,197
2,000,000	Credit China Holdings, Ltd.	489,983
25,000	Leju Holdings, Ltd. (ADR) (1)	350,000
600,000	Travelsky Technology, Ltd. — Class H	626,156
4,000	YY, Inc. (ADR) (1)	331,440

	Total China (Cost: $3,371,374)	3,391,066

	Germany (Cost: $374,447) (1.4%)
4,000	XING AG	424,751

	India (31.8%)
25,000	Bata India, Ltd.	517,984
20,000	Britannia Industries, Ltd.	500,396
45,000	CESC, Ltd.	494,462
400,000	City Union Bank, Ltd.	551,039
24,000	Credit Analysis & Research, Ltd.	525,789
15,000	CRISIL, Ltd.	447,005
450,000	DCB Bank, Ltd. (1)	672,263
250,000	Federal Bank, Ltd.	579,958

See accompanying notes to financial statements.

42

TCW International Small Cap Fund

October 31, 2014

Number of Shares	Common Stock	Value
	India (Continued)
200,000	Finolex Cables, Ltd.	$729,519
60,000	Hindustan Petroleum Corp., Ltd.	511,264
700,000	National Aluminium Co., Ltd.	651,116
80,000	National Buildings Construction Corp., Ltd.	1,100,067
125,000	Oberoi Realty, Ltd.	500,407
4,000	Page Industries, Ltd.	580,326
75,000	Tree House Education and Accessories, Ltd.	541,307
6,000	TTK Prestige, Ltd.	383,106

	Total India (Cost: $7,273,480)	9,286,008

	Indonesia (Cost: $566,202) (1.8%)
5,000,000	Summarecon Agung Tbk PT	521,223

	Israel (5.1%)
60,000	Plus500, Ltd.	491,336
225,000	Sarin Technologies, Ltd.	521,471
3,000	Taro Pharmaceutical Industries, Ltd. (1)	485,820

	Total Israel (Cost: $1,153,987)	1,498,627

	Japan (15.2%)
70,000	Benefit One, Inc.	623,657
30,000	Broadleaf Co., Ltd.	475,085
20,000	COLOPL, Inc. (1)	649,083
45,000	Financial Products Group Co., Ltd.	464,252
28,000	GMO Payment Gateway, Inc.	579,909
225,000	Ichigo Group Holdings Co., Ltd.	629,149
35,000	Infomart Corp.	624,820
10,000	WirelessGate, Inc.	389,116

	Total Japan (Cost: $4,225,244)	4,435,071

	Norway (3.1%)
85,000	Nordic Semiconductor ASA (1)	478,423
35,000	Opera Software ASA	437,913

	Total Norway (Cost: $1,006,952)	916,336

	Sweden (2.6%)
3,988	Net Entertainment NE AB	122,964
70,000	Seamless Distribution AB (1)	194,241
2,300,000	TrustBuddy International AB (1)	450,660

	Total Sweden (Cost: $1,171,653)	767,865

	United Kingdom (3.8%)
250,000	Nanoco Group PLC (1)	458,956
90,000	Optimal Payments PLC (1)	639,178

	Total United Kingdom (Cost: $697,103)	1,098,134

See accompanying notes to financial statements.

43

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	United States (Cost: $332,398) (1.1%)
99,900	Samsonite International S.A.	$331,703

	Total Common Stock (Cost: $27,065,680) (93.8%)	27,425,673

	Warrants
	British Virgin Islands (Cost: $0.0) (0.0%)
625,000	Petro-Victory Energy Corp., Strike Price CAD 0.50, Expires 07/22/16 (1)	10,416

	Sri Lanka (0.1%)
12,820	John Keells Holdings PLC, Strike Price LKR 185, Expires 11/12/15 (1)	7,352
12,820	John Keells Holdings PLC, Strike Price LKR 195, Expires 11/11/16 (1)	7,843

	Total Sri Lanka (Cost: $0)	15,195

	Total Warrants (Cost: $0) (0.1%)	25,611

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $234,605) (0.8%)
$234,605	State Street Bank & Trust Company, 0%, due 11/03/14 (collateralized by $255,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22 valued at $240,992) (Total Amount to be Received Upon Repurchase $234,605)	234,605

	Total Investments (Cost: $27,300,285) (94.7%)	27,685,889
	Excess of Other Assets over Liabilities (5.3%)	1,537,146

	Total Net Assets (100.0%)	$29,223,035

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
Sell (2)
Bank of America	JPY	533,638,290	09/24/15	$4,950,000	$4,781,152	$168,848

Notes to the Schedule of Investments:

CAD - Canadian	Dollar.
JPY -	Japanese Yen.
LKR - Sri	Lankan Rupee.
ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
(1)	Non-income producing security.
(2)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

44

TCW International Small Cap Fund

Investments by Industry	October 31, 2014

Industry	Percentage of Net Assets
Banks	6.2%
Capital Markets	3.9
Construction & Engineering	3.8
Consumer Finance	3.2
Diversified Consumer Services	1.9
Diversified Financial Services	6.6
Electric Utilities	1.7
Electrical Equipment	4.0
Food Products	1.7
Health Care Providers & Services	1.8
Hotels, Restaurants & Leisure	3.5
Household Durables	1.3
Industrial Conglomerates	0.1
Internet Software & Services	7.8
IT Services	6.3
Machinery	1.8
Metals & Mining	6.4
Oil, Gas & Consumable Fuels	6.1
Paper & Forest Products	0.9
Pharmaceuticals	3.7
Professional Services	2.1
Real Estate Management & Development	3.5
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	3.2
Software	4.5
Textiles, Apparel & Luxury Goods	4.9
Wireless Telecommunication Services	1.3
Short-Term Investments	0.8

Total	94.7%

* These classifications are unaudited.

See accompanying notes to financial statements.

45

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2014

	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Growth Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$5,351,311	$226,837	$54,585		$2,553		$27,686
Foreign Currency, at Value	—	1,527 (2)	75	(2)	1	(2)(3)	42	(2)
Cash	466	—	—		—		—
Receivable for Securities Sold	135,558	9,375	859		292		3,347
Receivable for Fund Shares Sold	17,071	112	5		—		26
Interest and Dividends Receivable	71,776	4,842	290		2		14
Foreign Tax Reclaims Receivable	—	—	1		—	(3)	6
Receivable from Investment Advisor	—	8	14		13		5
Unrealized Appreciation on Open Forward Foreign Currency Contracts	30,962	3,024	76		20		169
Receivable for Daily Variation Margin on Open Financial Futures Contracts	719	—	—		—		—
Cash Collateral Received from Brokers	10,560	590	—		—		—
Other Assets	63	27	17		—	(3)	7

Total Assets	5,618,486	246,342	55,922		2,881		31,302

LIABILITIES
Distributions Payable	21,787	—	—		—		—
Payable for Securities Purchased	108,965	4,052	1,472		213		1,702
Payable for When-Issued Securities	64,753	—	495		—		—
Payable for Fund Shares Redeemed	7,418	301	—		—		—	(3)
Accrued Capital Gain Withholding Taxes	—	73	84		16		306
Disbursements in Excess of Available Cash	—	5,261	—		—		—
Accrued Directors’ Fees and Expenses	6	7	7		6		7
Accrued Compliance Expense	17	2	—		—	(3)	—	(3)
Accrued Management Fees	3,426	151	42		2		19
Accrued Distribution Fees	167	12	—	(3)	—	(3)	2
Payable to Brokers for Cash Collateral	10,560	590	—		—		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	15,437	1,888	36		—		—
Other Accrued Expenses	1,359	149	45		27		43

Total Liabilities	233,895	12,486	2,181		264		2,079

NET ASSETS	$5,384,591	$233,856	$53,741		$2,617		$29,223

NET ASSETS CONSIST OF:
Paid-in Capital	$5,707,780	$264,636	$50,224		$2,137		$31,279
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	(273,920)	(19,304)	(321)		262		(2,262)
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Foreign Currency	(19,710)	(10,662)	3,054		204		247
Undistributed (Overdistributed) Net Investment Income	(29,559)	(814)	784		14		(41)

NET ASSETS	$5,384,591	$233,856	$53,741		$2,617		$29,223

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$4,602,207	$178,828	$53,652		$1,383		$19,786

N Class Share	$782,384	$55,028	$89		$1,234		$9,437

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	536,918,299	18,447,179	4,892,420		112,297		2,269,553

N Class Share	70,775,757	5,681,519	8,175		100,631		1,082,297

NET ASSET VALUE PER SHARE: (5)
I Class Share	$8.57	$9.69	$10.97		$12.31		$8.72

N Class Share	$11.05	$9.69	$10.92		$12.27		$8.72

(1)	The identified cost for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund at October 31, 2014 was $5,382,990, $238,469, $51,487, $2,353 and $27,300, respectively.
(2)	The identified cost for the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund at October 31, 2014 was $1,545, $75, $1 and $42, respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares with a par value of $0.001 per share for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

46

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2014

	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Growth Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$—		$—		$526	(1)	$49	(1)	$474	(1)
Interest	331,463	(2)	17,140	(2)	1,012	(2)	—		—

Total	331,463		17,140		1,538		49		474

Expenses:
Management Fees	39,420		1,928		451		22		240
Accounting Services Fees	406		10		5		2		4
Administration Fees	362		16		11		3		8
Transfer Agent Fees:
I Class	2,563		66		11		8		15
N Class	914		53		8		8		14
Custodian Fees	253		215		98		32		44
Directors’ Fees and Expenses	24		24		24		24		24
Professional Fees	154		37		39		20		38
Registration Fees:
I Class	110		28		22		—	(3)	14
N Class	157		43		17		—	(3)	15
Distribution Fees:
N Class	2,959		227		—	(3)	3		26
Compliance Expense	128		8		2		—	(3)	1
Shareholder Reporting Expense	20		6		2		2		4
Other	732		39		12		10		31

Total	48,202		2,700		702		134		478

Less Expenses Borne by Investment Advisor:
I Class	—		—		104		54		—
N Class	—		230		25		48		33

Net Expenses	48,202		2,470		573		32		445

Net Investment Income	283,261		14,670		965		17		29

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized (Loss) on:
Investments	(158,175	) (4)	(32,744	) (4)	(302	) (4)	316	(4)	3,567	(4)
Foreign Currency	13,596		2,256		28		(5)		(89)
Futures Contracts	(4,142)		—		—		—		—
Swap Agreements	(6,483)		—		—		—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	111,873		1,852	(5)	827	(5)	(270	) (5)	(4,163	) (5)
Foreign Currency	17,339		1,155		16		20		167
Futures Contracts	(3,454)		—		—		—		—
Swap Agreements	5,515		—		—		—		—

Net Realized and Unrealized Gain (Loss) on Investments, Future Contracts, Foreign Currency Transactions and Swap Agreements	(23,931)		(27,481)		569		61		(518)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$259,330		$(12,811)		$1,534		$78		$(489)

(1)	Net of foreign taxes withheld of $57, $3 and $34 for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, respectively.
(2)	Net of foreign taxes withheld of $588, $328 and $3 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $73, $106, $54, $16 and $471 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, respectively.
(5)	Net of capital gain withholding taxes of $73, $84, $16 and $306 for the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, respectively.

See accompanying notes to financial statements.

47

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$283,261	$400,699	$14,670	$19,536
Net Realized Loss on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	(155,204)	(273,554)	(30,488)	(28,775)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	131,273	(294,833)	3,007	(13,761)

Increase (Decrease) in Net Assets Resulting from Operations	259,330	(167,688)	(12,811)	(23,000)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(200,178)	(244,549)	—	(822)
N Class	(53,495)	(72,197)	—	(557)
Distributions from Return of Capital:
I Class	—	(43,636)	(2,220)	(5,964)
N Class	—	(12,947)	(1,195)	(3,894)
Distributions from Net Realized Gain:
I Class	—	(107,888)	—	—
N Class	—	(25,350)	—	—

Total Distributions to Shareholders	(253,673)	(506,567)	(3,415)	(11,237)

NET CAPITAL SHARE TRANSACTIONS
I Class	348,897	556,777	(46,169)	135,835
N Class	(649,328)	287,325	(54,824)	37,871

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(300,431)	844,102	(100,993)	173,706

Increase (Decrease) in Net Assets	(294,774)	169,847	(117,219)	139,469
NET ASSETS
Beginning of Year	5,679,365	5,509,518	351,075	211,606

End of Year	$5,384,591	$5,679,365	$233,856	$351,075

Undistributed (Overdistributed) Net Investment Income	$(29,559)	$(20,262)	$(814)	$(980)

See accompanying notes to financial statements.

48

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013 (1)	Year Ended October 31, 2014	Year Ended October 31, 2013 (2)
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$965	$222	$17	$7
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(274)	(154)	311	(36)
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	843	2,211	(250)	454

Increase in Net Assets Resulting from Operations	1,534	2,279	78	425

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(296)	—	(10)	—
N Class	— (3)	—	(5)	—
Distributions from Net Realized Gain:
I Class	—	—	(4)	—
N Class	—	—	(4)	—

Total Distributions to Shareholders	(296)	—	(23)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	11,510	38,625	12	1,117
N Class	59	30	8	1,000

Increase in Net Assets Resulting from Net Capital Shares Transactions	11,569	38,655	20	2,117

Increase in Net Assets	12,807	40,934	75	2,542
NET ASSETS
Beginning of Year	40,934	—	2,542	—

End of Year	$53,741	$40,934	$2,617	$2,542

Undistributed Net Investment Income	$784	$198	$14	$2

(1)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013.
(2)	For the period November 1, 2012 (Commencement of Operations) through October 31, 2013.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

49

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$29	$(60)
Net Realized Gain on Investments and Foreign Currency Transactions	3,478	2,502
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(3,996)	3,312

Increase (Decrease) in Net Assets Resulting from Operations	(489)	5,754

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(191)	(932)
N Class	(75)	(636)

Total Distributions to Shareholders	(266)	(1,568)

NET CAPITAL SHARE TRANSACTIONS
I Class	(3,942)	3,293
N Class	(2,193)	(1,435)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(6,135)	1,858

Increase (Decrease) in Net Assets	(6,890)	6,044
NET ASSETS
Beginning of Year	36,113	30,069

End of Year	$29,223	$36,113

Undistributed Net Investment Income (Loss)	$(41)	$101

See accompanying notes to financial statements.

50

TCW Funds, Inc.

Notes to Financial Statements

October 31, 2014

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 20 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliated of the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 5 International Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of the issuer.

Diversified International Equity Fund

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing in equity securities of small capitalization companies that are generally domiciled outside the United States.

Non-Diversified International Equity Fund

TCW International Growth Fund	Seeks long-term capital appreciation by investing in equity securities of companies across all market capitalizations that are generally domiciled outside the United States or whose primary business operations are outside the United States.

Non-Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

All Funds offer two classes of shares: I Class and N Class. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

51

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Net Asset Value:    The Net Asset Value of each Class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that Class on each business day as of 1:00 p.m. Pacific Time.

Security Valuations:    Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing prices as reported by NASDAQ. All other securities for which over-the-counter (“OTC”) market quotations are readily available including short-term securities are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are fair valued in good faith by the Advisor under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

52

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

53

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and insignificant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities which are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of each of the Funds’ futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. As such they are categorized in Level 1.

Options contracts.    Exchange listed option contracts traded on securities exchanges are fair valued using quoted prices from the applicable exchange; as such, they are categorized in Level 1. Option contracts traded over-the-counter (OTC) are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Participation Notes.    Participation Notes are fair valued based on underlying equity security valuations. Valuation of underlying equity securities is derived from the market exchange or quotations from dealers. Participation Notes are generally categorized in Level 2 of the fair value hierarchy; in instances where key inputs are unobservable, they are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

54

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of October 31, 2014, in valuing the TCW Funds:

TCW Emerging Markets Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Agriculture	$—		$8,409,400	$—	$8,409,400
Airlines	—		88,358,720	—	88,358,720
Banks	—		784,102,391	—	784,102,391
Building Materials	—		170,917,275	—	170,917,275
Chemicals	—		107,727,870	—	107,727,870
Diversified Financial Services	—		323,710,340	—	323,710,340
Electric	—		154,453,410	—	154,453,410
Engineering & Construction	—		119,820,059	—	119,820,059
Foreign Government Bonds	—		1,944,526,096	—	1,944,526,096
Gas	—		118,618,100	—	118,618,100
Government Regional/Local	—		33,734,000	—	33,734,000
Holding Companies — Diversified	—		55,369,100	—	55,369,100
Iron & Steel	—		50,250,000	—	50,250,000
Machinery-Diversified	—		35,612,500	—	35,612,500
Mining	—		18,909,617	—	18,909,617
Oil & Gas	—		957,224,423	—	957,224,423
Real Estate	—		37,140,536	—	37,140,536
Retail	—		19,597,500	—	19,597,500
Transportation	—		48,450,000	—	48,450,000

Total Fixed Income Securities	—		5,076,931,337	—	5,076,931,337

Equity Securities
Diversified Financial Services	—	*	—	—	— *

Total Equity Securities	—	*	—	—	— *

Short-Term Investments**	3,742,980		270,636,392	—	274,379,372

Total Investments	3,742,980		5,347,567,729	—	5,351,310,709

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—		30,962,103	—	30,962,103

Total	$3,742,980		$5,378,529,832	$—	$5,382,272,812

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—		$(15,436,925)	$—	$(15,436,925)
Futures
Interest Rate Risk	(3,454,099)		—	—	(3,454,099)

Total	$(3,454,099)		$(15,436,925)	$—	$(18,891,024)

*	Amount rounds to less than $1.
**	See Schedule of Investments for corresponding industries.

55

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Electric	$—	$5,736,336	$—	$5,736,336
Foreign Government Bonds	—	216,666,630	—	216,666,630

Total Fixed Income Securities	—	222,402,966	—	222,402,966

Short-Term Investments**	—	4,434,130	—	4,434,130

Total Investments	—	226,837,096	—	226,837,096

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	3,024,345	—	3,024,345

Total	$—	$229,861,441	$—	$229,861,441

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,888,068)	$—	$(1,888,068)

Total	$—	$(1,888,068)	$—	$(1,888,068)

**	See Schedule of Investments for corresponding industries.

TCW Emerging Markets Multi-Asset Opportunities Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—	$210,880	$—	$210,880
Banks	—	4,153,806	—	4,153,806
Building Materials	—	684,809	—	684,809
Chemicals	—	420,180	—	420,180
Diversified Financial Services	—	1,138,460	—	1,138,460
Electric	—	230,500	—	230,500
Engineering & Construction	—	388,445	—	388,445
Foreign Government Bonds	—	6,779,101	—	6,779,101
Gas	—	412,672	—	412,672
Government Regional/Local	—	202,000	—	202,000
Investment Companies	—	280,000	—	280,000
Iron & Steel	—	201,000	—	201,000
Mining	—	219,320	—	219,320
Miscellaneous Manufacturers	—	254,375	—	254,375
Oil & Gas	—	3,710,808	—	3,710,808
Real Estate	—	493,353	—	493,353
Retail	—	255,325	—	255,325
Transportation	—	204,000	—	204,000

Total Fixed Income Securities	—	20,239,034	—	20,239,034

Preferred Stock
Media	37,415	—	—	37,415
Retail	484,165	—	—	484,165

Total Preferred Stock	521,580	—	—	521,580

56

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace/Defense	$177,744	$—	$—	$177,744
Agriculture	—	317,583	—	317,583
Airlines	181,226	154,536	—	335,762
Auto Manufacturers	—	455,898	—	455,898
Auto Parts & Equipment	—	435,174	—	435,174
Banks	783,407	3,825,954	—	4,609,361
Building Materials	542,381	—	—	542,381
Commercial Services	—	423,247	—	423,247
Computers	680,953	217,233	—	898,186
Diversified Financial Services	—	1,236,416	—	1,236,416
Electric	—	365,648	—	365,648
Electrical Compo&Equip	—	471,162	—	471,162
Energy-Alternate Sources	—	203,223	—	203,223
Engineering & Construction	—	319,226	—	319,226
Entertainment	—	166,210	—	166,210
Environmental Control	—	570,618	—	570,618
Food	581,957	—	—	581,957
Healthcare-Products	—	690,578	—	690,578
Home Furnishings	—	139,950	—	139,950
Insurance	—	1,138,243	—	1,138,243
Internet	2,007,610	996,876	—	3,004,486
Machinery-Diversified	—	237,502	—	237,502
Media	404,768	979,386	—	1,384,154
Mining	472,691	195,310	—	668,001
Miscellaneous Manufacturers	—	255,822	—	255,822
Oil & Gas	858,184	204,437	—	1,062,621
Oil & Gas Services	361,500	—	—	361,500
Pharmaceuticals	391,375	1,407,854	—	1,799,229
Real Estate	343,795	—	—	343,795
Retail	—	956,844	—	956,844
Semiconductors	275,250	1,667,503	—	1,942,753
Telecommunications	435,836	1,183,951	—	1,619,787

Total Common Stocks	8,498,677	19,216,384	—	27,715,061

Participation Notes
Banks	—	667,655	—	667,655
Food Service	—	413,734	—	413,734
Healthcare-Services	—	364,792	—	364,792
Real Estate	—	416,092	—	416,092

Total Participation Notes	—	1,862,273	—	1,862,273

Short-Term Investments*	—	4,247,426	—	4,247,426

Total Investments	9,020,257	45,565,117	—	54,585,374

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	76,150	—	76,150

Total	$9,020,257	$45,641,267	$—	$54,661,524

57

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(35,642)	$—	$(35,642)

Total	$—	$(35,642)	$—	$(35,642)

*	See Schedule of Investments for corresponding industries.

TCW International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Air Freight & Logistics	$24,619	$—	$—	$24,619
Auto Components	—	34,286	—	34,286
Banks	139,132	154,760	—	293,892
Capital Markets	35,943	99,995	—	135,938
Chemicals	—	31,956	—	31,956
Construction Materials	—	41,416	—	41,416
Diversified Consumer Services	37,430	—	—	37,430
Diversified Financial Services	62,266	162,422	—	224,688
Electric Utilities	—	59,182	—	59,182
Food & Staples Retailing	33,500	—	—	33,500
Food Products	—	37,530	—	37,530
Gas Utilities	—	63,948	—	63,948
Health Care Providers & Services	—	66,149	—	66,149
Health Care Technology	—	33,442	—	33,442
Hotels, Restaurants & Leisure	71,434	31,218	—	102,652
Industrial Conglomerates	—	26,191	—	26,191
Insurance	—	66,383	—	66,383
Internet Software & Services	106,495	117,186	—	223,681
IT Services	—	141,277	—	141,277
Life Sciences Tools & Services	—	28,411	—	28,411
Machinery	—	71,210	—	71,210
Media	—	61,597	—	61,597
Metals & Mining	—	90,179	—	90,179
Oil, Gas & Consumable Fuels	—	35,221	—	35,221
Pharmaceuticals	66,759	40,561	—	107,320
Real Estate Management & Development	24,020	—	—	24,020
Road & Rail	—	39,458	—	39,458
Semiconductors & Semiconductor Equipment	—	31,216	—	31,216
Software	—	83,700	—	83,700
Specialty Retail	—	54,406	—	54,406
Textiles, Apparel & Luxury Goods	—	33,717	—	33,717
Thrifts & Mortgage Finance	—	35,881	—	35,881
Transportation Infrastructure	28,028	80,181	—	108,209
Wireless Telecommunication Services	—	36,471	—	36,471

Total Common Stock	629,626	1,889,550	—	2,519,176

58

TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

TCW International Growth Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stock
Media	$2,326	$—	$—	$2,326

Total Preferred Stock	2,326	—	—	2,326

Warrants
Industrial Conglomerates	911	—	—	911

Total Warrants	911	—	—	911

Short-Term Investments*	—	30,703	—	30,703

Total Investments	632,863	1,920,253	—	2,553,116

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	20,349	—	20,349

Total	$632,863	$1,940,602	$—	$2,573,465

*	See Schedule of Investments for corresponding industries.

TCW International Small Cap Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Banks	$—	$1,803,260	$—	$1,803,260
Capital Markets	509,194	629,149	—	1,138,343
Construction & Engineering	—	1,100,067	—	1,100,067
Consumer Finance	450,660	489,983	—	940,643
Diversified Consumer Services	541,307	—	—	541,307
Diversified Financial Services	—	1,928,381	—	1,928,381
Electric Utilities	—	494,462	—	494,462
Electrical Equipment	—	1,174,009	—	1,174,009
Food Products	—	500,396	—	500,396
Health Care Providers & Services	—	513,596	—	513,596
Hotels, Restaurants & Leisure	1,005,474	—	—	1,005,474
Household Durables	—	383,106	—	383,106
Internet Software & Services	681,440	1,610,447	—	2,291,887
IT Services	—	1,845,243	—	1,845,243
Machinery	—	521,472	—	521,472
Metals & Mining	1,223,509	651,116	—	1,874,625
Oil, Gas & Consumable Fuels	1,266,458	511,263	—	1,777,721
Paper & Forest Products	—	276,891	—	276,891
Pharmaceuticals	485,820	599,197	—	1,085,017
Professional Services	—	623,657	—	623,657
Real Estate Management & Development	500,407	521,223	—	1,021,630
Road & Rail	509,568	—	—	509,568
Semiconductors & Semiconductor Equipment	458,957	478,423	—	937,380
Software	—	1,318,409	—	1,318,409
Textiles, Apparel & Luxury Goods	912,029	517,984	—	1,430,013
Wireless Telecommunication Services	—	389,116	—	389,116

Total Common Stock	8,544,823	18,880,850	—	27,425,673

59

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW International Small Cap Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Warrants
Industrial Conglomerates	$15,195	$—	$—	$15,195
Oil, Gas & Consumable Fuels	10,416	—	—	10,416

Total Warrants	25,611	—	—	25,611

Short-Term Investments*	—	234,605	—	234,605

Total Investments	8,570,434	19,115,455	—	27,685,889

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	168,848	—	168,848

Total	$8,570,434	$19,284,303	$—	$27,854,737

*	See Schedule of Investments for corresponding industries.

The following table shows the transfers between Level 1 and Level 2 of the fair value hierarchy:

Fund	Transfer out of Level 1* and Transfer into Level 2	Transfer out of Level 2* and Transfer into Level 1
TCW Emerging Markets Multi-Asset Opportunities Fund	$74,846	$238,689
TCW International Growth Fund	66,577	—
TCW International Small Cap Fund	1,650,334	—

*	The Funds recognize the transfer between the Levels as of the beginning of the year.

The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2014, were due to changes in valuation to/from the exchange closing price from/to the fair value price.

The Funds held no investments or other financial instruments at October 31, 2014 whose fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Distributions received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the market value of foreign securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

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Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2014, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories:

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$—	$30,962	$—	$30,962

Total Value	$—	$30,962	$—	$30,962

Liability Derivatives
Forward Currency Contracts	$—	$(15,437)	$—	$(15,437)
Futures Contracts (1)	—	—	(3,454)	$(3,454)

Total Value	$—	$(15,437)	$(3,454)	$(18,891)

Statement of Operations:
Realized Gain (Loss) on
Forward Currency Contracts	$—	$18,933	$—	$18,933
Futures Contracts	—	—	(4,142)	(4,142)
Swap Agreements	(6,483)	—	—	(6,483)

Total Realized Gain (Loss)	$(6,483)	$18,933	$(4,142)	$8,308

Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$17,413	$—	$17,413
Futures Contracts	—	—	(3,454)	(3,454)
Swap Agreements	5,515	—	—	5,515

Total Change in Unrealized Appreciation (Depreciation)	$5,515	$17,413	$(3,454)	$19,474

Notional Amounts or Shares/Units (4)
Forward Currency Contracts	$—	$958,590,484	$—	$958,590,484
Futures Contracts	—	—	3,414	3,414
Swap Agreements	$71,428,571	$—	$—	$71,428,571

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Total

TCW Emerging Markets Local Currency Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$3,024	$3,024

Total Value	$3,024	$3,024

Liability Derivatives
Forward Currency Contracts	$(1,888)	$(1,888)

Total Value	$(1,888)	$(1,888)

Statement of Operations:
Realized Gain on
Forward Currency Contracts	$3,185	$3,185

Total Realized Gain	$3,185	$3,185

Change in Unrealized Appreciation on:
Forward Currency Contracts	$1,269	$1,269

Total Change in Unrealized Appreciation	$1,269	$1,269

Notional Amounts or Shares/Units (4)
Forward Currency Contracts	$157,212,105	$157,212,105

TCW Emerging Markets Multi-Asset Opportunities Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$76	$76

Total Value	$76	$76

Liability Derivatives
Forward Currency Contracts	$(36)	$(36)

Total Value	$(36)	$(36)

Statement of Operations:
Realized Gain on
Forward Currency Contracts	$64	$64

Total Realized Gain	$64	$64

Change in Unrealized Appreciation on:
Forward Currency Contracts	$16	$16

Total Change in Unrealized Appreciation	$16	$16

Notional Amounts or Shares/Units (4)
Forward Currency Contracts	$1,955,010	$1,955,010

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Note 2 — Significant Accounting Policies (Continued)

	Equity Risk	Foreign Currency Risk	Total
TCW International Growth Fund
Statements of Asset and Liabilities:
Forward Currency Contracts	$—	$20	$20

Total Value	$—	$20	$20

Statement of Operations:
Realized Gain on:
Investments (2)	$5	$30	$35

Total Realized Gain	$5	$30	$35

Change in Unrealized Appreciation (Depreciation) on:
Investments (3)	$—	$(6)	$(6)
Forward Currency Contracts	—	20	20

Total Change in Unrealized Depreciation	$—	$14	$14

Notional Amounts or Shares/Units (4)
Forward Currency Contracts	$—	$630,000	$630,000
Purchased Options	867	11,667	12,534

TCW International Small Cap Fund
Statements of Asset and Liabilities:
Forward Currency Contracts	$—	$169	$169

Total Value	$—	$169	$169

Statement of Operations:
Realized Gain on:
Investments (2)	$27	$460	$487

Total Realized Gain	$27	$460	$487

Change in Unrealized Depreciation on:
Investments (3)	$—	$(107)	$(107)
Forward Currency Contracts	—	169	169

Total Change in Unrealized Depreciation	$—	$62	$62

Notional Amounts or Shares/Units (4)
Forward Currency Contracts	$—	$4,950,000	$4,950,000
Purchased Options	7,533	266,667	274,200

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2014 is reported within the Statement of Assets and Liabilities.
(2)	Represents realized gain for purchased options.
(3)	Represents change in unrealized depreciation for purchased options during the period.
(4)	Amount disclosed represent average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2014.

Counterparty Credit Risk:    A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on over-the-counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk

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Note 2 — Significant Accounting Policies (Continued)

is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

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Note 2 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price to be received by the Funds upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Funds’ Schedule of Investments.

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master agreement or Master Repurchase Agreement and net of the related collateral received by the Funds as of October 31, 2014 (in thousands):

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$30,962	$(15,437)	$15,525	$(10,560)		$4,965
State Street Bank & Trust Company (Repurchase Agreement)	270,636	—	270,636	(270,636	) (2)	—

Total	$301,598	$(15,437)	$286,161	$(281,196)		$4,965

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $276,051 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$3,024	$(1,888)	$1,136	$(590)	$546

Total	$3,024	$(1,888)	$1,136	$(590)	$546

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$76	$(36)	$40	$—		$40
State Street Bank & Trust Company (Repurchase Agreement)	4,171	—	4,171	(4,171	) (2)	—

Total	$4,247	$(36)	$4,211	$(4,171)		$40

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $4,255 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW International Growth Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$20	$—	$20	$—		$20
State Street Bank & Trust Company (Repurchase Agreement)	31	—	31	(31	) (2)	—

Total	$51	$—	$51	$(31)		$20

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $33 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW International Small Cap Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$169	$—	$169	$—		$169
State Street Bank & Trust Company (Repurchase Agreement)	235	—	235	(235	) (2)	—

Total	$404	$—	$404	$(235)		$169

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Collateral with a value of $241 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Forward Foreign Currency Contracts:    The Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the

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Note 2 — Significant Accounting Policies (Continued)

value of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts outstanding at October 31, 2014 are listed in each of the Fund’s Schedule of Investments.

Future Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Emerging Markets Income Fund utilized futures to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at October 31, 2014 are listed in the Schedules of Investments.

Options:    The Funds may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. The TCW International Growth Fund and the TCW International Small Cap Fund purchased S&P 500 Index Options during the year to hedge against the equity market decline given the expected increase in market volatility. However, there were no purchased option contracts outstanding at October 31, 2014.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may enter into enter into an interest rate swap agreement. Interest rate swaps are agreements in which one party pays

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Note 2 — Significant Accounting Policies (Continued)

a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2014, the TCW Emerging Markets Income Fund utilized credit default swaps to manage daily liquidity as well as interest rate duration and/or credit market exposures. However, there were no swap agreements outstanding at October 31, 2014.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Funds segregate cash and/or securities in an amount or value at least equal to the amount of these transactions.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. The TCW Emerging Markets Multi-Asset Opportunities Fund held participation notes as of October 31, 2014, which are listed on the Schedule of Investments.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2014.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of dividends may differ between classes.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other Funds

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TCW Funds, Inc.

October 31, 2014

Note 2 — Significant Accounting Policies (Continued)

declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended October 31, 2014, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

	Net Realized Loss
	2014	2013
TCW Emerging Markets Income Fund	$120,822	$157,178
TCW Emerging Markets Local Currency Income Fund	10,475	8,434
TCW Emerging Markets Multi-Asset Opportunities Fund	77	114

At October 31, 2014, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Emerging Markets Income Fund	$7,943	$—	$7,943
TCW Emerging Markets Multi-Asset Opportunities Fund	825	—	825
TCW International Growth Fund	200	133	333
TCW International Small Cap Fund	168	—	168

At the end of the previous fiscal year October 31, 2013, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Emerging Markets Multi-Asset Opportunities Fund	$223	$—	$223
TCW International Growth Fund	22	—	22
TCW International Small Cap Fund	249	—	249

72

TCW Funds, Inc.

October 31, 2014

Note 4 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2014, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Emerging Markets Income Fund	$(38,885)	$38,885	$—
TCW Emerging Markets Local Currency Income Fund	(14,504)	21,789	(7,285)
TCW Emerging Markets Multi-Asset Opportunities Fund	(83)	83	—
TCW International Growth Fund	10	(10)	—
TCW International Small Cap Fund	95	(95)	—

During the year ended October 31, 2014, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Emerging Markets Income Fund	$253,673	$—	$—	$253,673
TCW Emerging Markets Local Currency Income Fund	—	—	3,415	3,415
TCW Emerging Markets Multi-Asset Opportunities Fund	296	—	—	296
TCW International Growth Fund	23	—	—	23
TCW International Small Cap Fund	266	—	—	266

For the previous fiscal year ended October 31, 2013, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Emerging Markets Income Fund	$449,984	$—	$56,583	$506,567
TCW Emerging Markets Local Currency Income Fund	1,379	—	9,858	11,237
TCW International Small Cap Fund	1,568	—	—	1,568

At October 31, 2014, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Emerging Markets Income Fund	$115,104	$(146,157)	$(31,053)	$5,382,364
TCW Emerging Markets Local Currency Income Fund	649	(12,611)	(11,962)	238,799
TCW Emerging Markets Multi-Asset Opportunities Fund	4,152	(1,184)	2,968	51,617
TCW International Growth Fund	225	(62)	163	2,390
TCW International Small Cap Fund	3,072	(3,380)	(308)	27,994

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses. There were no capital losses carryforward by the Funds that were incurred prior to December 22, 2010.

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

The following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Emerging Markets Income Fund	$196,332	$81,668	$278,000
TCW Emerging Markets Local Currency Income Fund	15,255	3,718	18,973
TCW Emerging Markets Multi-Asset Opportunities Fund	191	—	191
TCW International Small Cap Fund	972	637	1,609

The Funds did not have any unrecognized tax benefits at October 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2014. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.95%
TCW International Growth Fund	0.85%
TCW International Small Cap Fund	0.75%

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on management fees paid and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Emerging Markets Income Fund
I Class	1.17%	(1)
N Class	1.17%	(1)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99%	(2)
N Class	0.99%	(2)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.23%	(2)
N Class	1.23%	(2)
TCW International Growth Fund
I Class	1.04%	(2)
N Class	1.34%	(2)
TCW International Small Cap Fund
I Class	1.44%	(2)
N Class	1.44%	(2)

(1)	Limitation is based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2014. These limitations are voluntary and terminable in a six months notice.
(2)	These limitations are based on an agreement between the Advisor and Company for a one-year period.

The amount borne by the Advisor during the fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

74

TCW Funds, Inc.

October 31, 2014

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2014, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Emerging Markets Income Fund	$8,078,215	$8,269,388	$—	$—
TCW Emerging Markets Local Currency Income Fund	544,617	624,075	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	78,250	68,025	—	—
TCW International Growth Fund	8,155	8,229	—	—
TCW International Small Cap Fund	81,329	88,721	—	—

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Emerging Markets Income Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	252,134,294	$2,166,670	384,305,377	$3,521,231
Shares Issued upon Reinvestment of Dividends	17,423,555	148,759	31,630,062	287,180
Shares Redeemed	(231,815,647)	(1,966,532)	(370,659,481)	(3,251,634)

Net Increase	37,742,202	$348,897	45,275,958	$556,777

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	42,900,671	$470,506	110,406,749	$1,300,428
Shares Issued upon Reinvestment of Dividends	4,911,888	54,027	9,096,781	106,221
Shares Redeemed	(106,000,303)	(1,173,861)	(98,293,190)	(1,119,324)

Net Increase (Decrease)	(58,187,744)	$(649,328)	21,210,340	$287,325

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2014		Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	12,890,363	$127,596	28,692,494	$304,434
Shares Issued upon Reinvestment of Dividends	219,510	2,119	583,123	6,156
Shares Redeemed	(18,096,617)	(175,884)	(17,455,335)	(174,755)

Net Increase (Decrease)	(4,986,744)	$(46,169)	11,820,282	$135,835

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,636,002	$55,023	16,537,831	$177,177
Shares Issued upon Reinvestment of Dividends	123,381	1,188	418,722	4,419
Shares Redeemed	(11,271,492)	(111,035)	(14,265,517)	(143,725)

Net Increase (Decrease)	(5,512,109)	$(54,824)	2,691,036	$37,871

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2014			July 1, 2013 (Commencement of Operations) through October 31,2013
I Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	2,319,276	$24,870		1,126,075	$11,606
Shares Issued in exchange for Securities Transferred	—	—		2,823,581	28,236
Shares Issued upon Reinvestment of Dividends	22,231	238		—	—
Shares Redeemed	(1,278,816)	(13,598)		(119,927)	(1,217)

Net Increase	1,062,691	$11,510		3,829,729	$38,625

N Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	11,784	$128		5,399	$56
Shares Issued upon Reinvestment of Dividends	24	—	(1)	—	—
Shares Redeemed	(6,554)	(69)		(2,478)	(26)

Net Increase	5,254	$59		2,921	$30

TCW International Growth Fund	Year Ended October 31, 2014			November 1, 2012 (Commencement of Operations) through October 31,2013
I Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	1	$—	(1)	111,836	$1,122
Shares Issued upon Reinvestment of Dividends	943	12		—	—
Shares Redeemed	—	—		(483)	(5)

Net Increase	944	$12		111,353	$1,117

N Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	—	$—		100,000	$1,000
Shares Issued upon Reinvestment of Dividends	631	8		—	—
Shares Redeemed	—	—		—	—

Net Increase	631	$8		100,000	$1,000

TCW International Small Cap Fund	Year Ended October 31, 2014			Year Ended October 31, 2013
I Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	423,275	$3,948		1,085,301	$9,011
Shares Issued upon Reinvestment of Dividends	20,632	187		125,804	931
Shares Redeemed	(893,892)	(8,077)		(835,567)	(6,649)

Net Increase (Decrease)	(449,985)	$(3,942)		375,538	$3,293

N Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	185,019	$1,742		287,239	$2,339
Shares Issued upon Reinvestment of Dividends	7,891	71		85,561	633
Shares Redeemed	(439,079)	(4,006)		(541,943)	(4,407)

Net Decrease	(246,169)	$(2,193)		(169,143)	$(1,435)

(1)	Amount rounds to less than $1.

76

TCW Funds, Inc.

October 31, 2014

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2014.

Note 10 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 11 — Recently Issued Accounting Pronouncements

On June 7, 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management has determined that as an investment company that is regulated under the 1940 Act, the Funds qualify as an investment company pursuant to FASB ASC No. 946, Financial Services — Investment Companies and meets the reporting requirement under the new pronouncement.

Note 12 — Subsequent Event

On December 1, 2014, the Company launched two new Funds called TCW High Dividend Equities Fund and TCW Global Real Estate Fund. The investment objective of the TCW High Dividend Equities Fund is to seek high total return from current income and capital appreciation. The Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in high yielding dividend securities listed on U.S. financial markets. The investment objective of the TCW Global Real Estate Fund is to seek to maximize total return from current income and long-term capital growth. The Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of real estate investment trusts (“REITs”) and real estate companies.

77

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$8.53	$9.30	$8.43	$8.84	$7.60

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.47	0.55	0.64	0.65	0.60
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	(0.59)	0.75	(0.36)	1.19

Total from Investment Operations	0.46	(0.04)	1.39	0.29	1.79

Less Distributions:
Distributions from Net Investment Income	(0.42)	(0.44)	(0.52)	(0.59)	(0.54)
Distributions from Net Realized Gain	—	(0.22)	—	(0.11)	(0.01)
Distributions from Return of Capital	—	(0.07)	—	—	—

Total Distributions	(0.42)	(0.73)	(0.52)	(0.70)	(0.55)

Net Asset Value per Share, End of Year	$8.57	$8.53	$9.30	$8.43	$8.84

Total Return	5.52%	(0.68)%	16.99%	3.35%	24.44%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,602,207	$4,260,067	$4,223,485	$1,861,675	$622,371
Ratio of Expenses to Average Net Assets	0.85%	0.83%	0.84%	0.87%	0.92%
Ratio of Net Investment Income to Average Net Assets	5.44%	6.09%	7.24%	7.49%	7.22%
Portfolio Turnover Rate	165.55%	150.21%	174.98%	137.87%	172.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

78

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net Asset Value per Share, Beginning of Year	$11.01	$11.93	$10.81	$11.31	$9.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.57	0.68	0.81	0.80	0.74
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.76)	0.93	(0.45)	1.52

Total from Investment Operations	0.55	(0.08)	1.74	0.35	2.26

Less Distributions:
Distributions from Net Investment Income	(0.51)	(0.53)	(0.62)	(0.74)	(0.66)
Distributions from Net Realized Gain	—	(0.22)	—	(0.11)	(0.01)
Distributions from Return of Capital	—	(0.09)	—	—	—

Total Distributions	(0.51)	(0.84)	(0.62)	(0.85)	(0.67)

Net Asset Value per Share, End of Year	$11.05	$11.01	$11.93	$10.81	$11.31

Total Return	5.11%	(0.86)%	16.64%	3.13%	24.03%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$782,384	$1,419,298	$1,286,033	$975,772	$498,489
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.13%	1.10%	1.11%	1.15%	1.25%
Ratio of Net Investment Income to Average Net Assets	5.21%	5.83%	7.23%	7.18%	6.88%
Portfolio Turnover Rate	165.55%	150.21%	174.98%	137.87%	172.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

79

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,			December 15, 2010 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$10.14	$10.52	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.55	0.54	0.64	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.88)	(0.62)	0.23	(0.08)

Total from Investment Operations	(0.33)	(0.08)	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	—	(0.06)	(0.18)	(0.54)
Distributions from Return of Capital	(0.12)	(0.24)	(0.06)	—

Total Distributions	(0.12)	(0.30)	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$9.69	$10.14	$10.52	$9.89

Total Return	(3.29)%	(0.89)%	9.02%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$178,828	$237,695	$122,196	$99,529
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.95%	0.90%	0.96%	1.05	% (3)
After Expense Reimbursement	N/A	N/A	N/A	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.61%	5.19%	6.39%	5.64	% (3)
Portfolio Turnover Rate	223.55%	290.24%	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

80

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,			December 15, 2010 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$10.13	$10.52	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.58	0.54	0.62	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.91)	(0.64)	0.25	(0.08)

Total from Investment Operations	(0.33)	(0.10)	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	—	(0.05)	(0.18)	(0.54)
Distributions from Return of Capital	(0.11)	(0.24)	(0.06)	—

Total Distributions	(0.11)	(0.29)	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$9.69	$10.13	$10.52	$9.89

Total Return	(3.37)%	(0.91)%	8.92%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$55,028	$113,380	$89,410	$68,560
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.24%	1.15%	1.25%	1.48	% (3)
After Expense Reimbursement	0.99%	0.99%	0.99%	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.87%	5.15%	6.20%	5.68	% (3)
Portfolio Turnover Rate	223.55%	290.24%	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

81

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31, 2014	July 1, 2013 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Year	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.07
Net Realized and Unrealized Gain on Investments	0.14	0.61

Total from Investment Operations	0.36	0.68

Less Distributions:
Distributions from Net Investment Income	(0.07)	—

Net Asset Value per Share, End of Year	$10.97	$10.68

Total Return	3.43%	6.80	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$53,652	$40,903
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.43%	1.72	% (3)
After Expense Reimbursement	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.04%	2.06	% (3)
Portfolio Turnover Rate	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

82

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31, 2014	July 1, 2013 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Year	$10.62	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.06
Net Realized and Unrealized Gain on Investments	0.15	0.56

Total from Investment Operations	0.37	0.62

Less Distributions:
Distributions from Net Investment Income	(0.07)	—

Net Asset Value per Share, End of Year	$10.92	$10.62

Total Return	3.54%	6.20	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$89	$31
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	48.38%	480.73	% (3)
After Expense Reimbursement	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.01%	1.72	% (3)
Portfolio Turnover Rate	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

83

TCW International Growth Fund

Financial Highlights — I Class

	Year Ended October 31, 2014	November 1, 2012 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Year	$12.04	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.05
Net Realized and Unrealized Gain on Investments	0.30	1.99

Total from Investment Operations	0.40	2.04

Less Distributions:
Distributions from Net Investment Income	(0.09)	—
Distributions from Net Realized Gain	(0.04)	—

Total Distributions	(0.13)	—

Net Asset Value per Share, End of Year	$12.31	$12.04

Total Return	3.27%	20.40%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,383	$1,341
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.95%	7.74%
After Expense Reimbursement	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.46%
Portfolio Turnover Rate	318.07%	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

84

TCW International Growth Fund

Financial Highlights — N Class

	Year Ended October 31, 2014	November 1, 2012 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Year	$12.01	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06	0.02
Net Realized and Unrealized Gain on Investments	0.30	1.99

Total from Investment Operations	0.36	2.01

Less Distributions:
Distributions from Net Investment Income	(0.06)	—
Distributions from Net Realized Gain	(0.04)	—

Total Distributions	(0.10)	—

Net Asset Value per Share, End of Year	$12.27	$12.01

Total Return	2.92%	20.10%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,234	$1,201
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.23%	7.99%
After Expense Reimbursement	1.34%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.15%
Portfolio Turnover Rate	318.07%	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

85

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,			February 28, 2011 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.92	$7.83	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.01	(0.01)	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	1.55	0.13	(2.28)

Total from Investment Operations	(0.12)	1.54	0.22	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.45)	(0.07)	—

Net Asset Value per Share, End of Year	$8.72	$8.92	$7.83	$7.68

Total Return	(1.39)%	20.77%	2.92%	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$19,786	$24,266	$18,354	$12,988
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.37%	1.36%	1.32%	1.60	% (3)
After Expense Reimbursement	N/A	N/A	N/A	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	(0.17)%	1.16%	(0.69	)% (3)
Portfolio Turnover Rate	259.88%	301.86%	139.84%	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

86

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,			February 28, 2011 (Commencement of Operations) through October 31, 2011
	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.92	$7.82	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.00 (2)	(0.02)	0.08	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	1.56	0.12	(2.28)

Total from Investment Operations	(0.13)	1.54	0.20	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.44)	(0.06)	—

Net Asset Value per Share, End of Year	$8.72	$8.92	$7.82	$7.68

Total Return	(1.52)%	20.77%	2.75%	(23.20	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,437	$11,847	$11,715	$11,192
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.75%	1.67%	1.64%	1.94	% (4)
After Expense Reimbursement	1.44%	1.44%	1.44%	1.44	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	(0.23)%	1.00%	(0.65	)% (4)
Portfolio Turnover Rate	259.88%	301.86%	139.84%	86.04	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

87

TCW Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW International Growth Fund, and TCW International Small Cap Fund (collectively, the “TCW International Funds”) (five of twenty funds comprising TCW Funds, Inc.) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 18, 2014

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TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2014 to October 31, 2014)
TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,031.70	0.86%	$4.40
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86%	4.38

N Class Shares
Actual	$1,000.00	$1,029.50	1.12%	$5.73
Hypothetical (5% return before expenses)	1,000.00	1,019.56	1.12%	5.70

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$987.80	0.95%	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

N Class Shares
Actual	$1,000.00	$987.80	0.99%	$4.96
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,046.80	1.20%	$6.19
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$1,046.00	1.20%	$6.19
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

89

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2014 to October 31, 2014)
TCW International Growth Fund
I Class Shares
Actual	$1,000.00	$1,041.50	1.04%	$5.35
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

N Class Shares
Actual	$1,000.00	$1,040.70	1.34%	$6.89
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.34%	6.82

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$963.50	1.39%	$6.88
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.39%	7.07

N Class Shares
Actual	$1,000.00	$962.50	1.44%	$7.12
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

90

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

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TCW Funds, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

92

TCW Funds, Inc.

Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 8, 2014, the Board, including the Independent Directors, re-approved the Current Agreement with respect to each Fund for an additional one year term.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on August 26, 2014 and September 8, 2014 (the “Current Agreement Materials”) for their evaluation of the Investment Advisory and Management Agreement between the Funds and the Advisor in response to information requested by the Independent Directors, who were advised by Counsel to the Independent Directors with respect to these and other relevant matters. The Boards’ consideration of the continuation of the Current Agreement represents the Boards’ first renewal decision with respect to the Current Agreement since affiliates of the Carlyle Group, L.P. acquired a majority interest in the Advisor (the “Transaction”). The Transaction closed in early 2013 and the Boards considered its ongoing impact when considering the Current Agreement Materials. In addition, the Independent Directors met separately with Counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement after considering the following factors among others:

Nature, Extent, and Quality of Services.    The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor pursuant to the Current Agreement. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Funds as well as resources and infrastructure. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent addition of new analysts to the equity research team and new mutual-fund-administration employees. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

93

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

Investment Performance.    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and the Report prepared by Lipper, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods, as applicable. The Independent Directors noted that investment performance of most of the Portfolios was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of the TCW International Small Cap Fund was in the fourth or fifth quintile of the applicable Lipper peer group for multiple periods covered in the Report. The Independent Directors noted the recent underperformance of these Portfolios and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Independent Directors considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the portfolio’s respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to most of the Portfolios were at or below the median of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund were above the median of their respective Lipper peer groups. The Independent Directors reviewed the related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Independent Directors noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Funds in order to maintain the overall expense ratios of the Funds at competitive levels, that the Advisor had entered into contractual expense limitation agreements with respect to certain Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Independent Directors also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor and its affiliates from their relationship with the Funds was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Independent Directors considered the potential of the Advisor to achieve economies of scale as the Funds’ portfolios grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Directors also

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TCW Funds, Inc.

considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits.    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based on the consideration discussed above and other considerations, the Boards, including the Independent Directors, approved continuation of the Current Agreement.

95

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2014, the following Fund paid a capital gain distribution within the meaning 852(b)(3)(c) of the Code. The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW International Growth Fund	$0.62

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2014:

Fund	Qualified Dividend Income
TCW Emerging Markets Multi-Asset Opportunities Fund	$313
TCW International Growth Fund	$22
TCW International Small Cap Fund	$317

The following is the dividend received deduction percentage for the Fund’s corporate shareholders:

Fund	Dividends Received Deductions
TCW International Growth Fund	2.30%

The following Funds paid foreign taxes during the year ended October 31, 2014, that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Emerging Markets Multi-Asset Opportunities Fund	$52
TCW International Growth Fund	$3
TCW International Small Cap Fund	$30

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2015, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 22 funds. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (78)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (83)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since February 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (61) Chairman	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (60)	Indefinite term; Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreay — Rippe Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (retailer of apparel and accessories), and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (57)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (80)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (53)	Indefinite term; Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series), TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (55)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital Markets, LLC (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series) and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Directors

Each of these directors is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (70)*	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Advisor; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (52)*	Indefinite term; President and Chief Executive Officer

Executive Vice President and Chief Operating Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management

Company; President, Chief Executive Officer and Director, TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. (closed-end fund).

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (59)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (55)*	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, General Counsel and Secretary, TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

99

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (47)*	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, TCW Strategic Income Fund, Inc. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (50)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is the Assistant Treasurer of the Company; Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is an Assistant Secretary of the Company, and Jon-Luc Dupuy, Vice President and Senior Counsel of State Street Corporation’s Legal Administration Group, is also an Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

100

Manager of the TCW and MetWest Fund families.

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017

800 FUND TCW (800 386 3829)

www.TCW.com

Investment Advisor

TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017

Transfer Agent

U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111

Distributor

TCW Funds Distributors 865 South Figueroa Street Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell Director

David S. DeVito Director

John A. Gavin Director

Janet E. Kerr Director

Peter McMillan Director

Charles A. Parker Director

Victoria B. Rogers Director

Marc I. Stern Director

Andrew Tarica Director

Officers

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman Chief Compliance Officer

Peter A. Brown Senior Vice President

Patrick W. Dennis Assistant Secretary

Jon-Luc Dupuy Assistant Secretary

George N. Winn Assistant Treasurer

TCW Family of Funds

Equity Funds

TCW Concentrated Value Fund

TCW Growth Equities Fund

TCW Relative Value Dividend Appreciation Fund TCW Relative Value Large Cap Fund TCW Relative Value Mid Cap Fund TCW Select Equities Fund TCW Small Cap Growth Fund TCW SMID Cap Growth Fund

TCW Allocation Fund

TCW Conservative Allocation Fund

Fixed Income Funds

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund TCW Global Bond Fund TCW High Yield Bond Fund TCW Short Term Bond Fund TCW Total Return Bond Fund

International Funds

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund TCW Emerging Markets Multi-Asset Opportunities Fund TCW International Growth Fund TCW International Small Cap Fund

FUNDarINT1114

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The registrant has made no material changes to its code of ethics.

(d)	The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Directors (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, the aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2014	2013
$571,929	$570,329

(b) Audit-Related Fees

For the fiscal years October 31, 2014 and October 31, 2013, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were:

2014	2013
$0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2014	2013
$110,250	$112,500

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, the aggregate fees billed by Deloitte to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2014	2013
$0	$0

(e) (1) The registrant’s Audit Committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal years ended October 31, 2014 and October 31, 2013, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were:

2014	2013
$110,250	$112,250

For the twelve month periods ended October 31, 2014 and October 31, 2013, aggregate non-audit fees billed by Deloitte for services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	December 22, 2014

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	December 22, 2014